UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04782

HSBC FUNDS
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
4400 EASTON COMMONS, SUITE 200
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

Item 1. Reports to Stockholders.

The Registrant is filing this amended and restated Semi-Annual Shareholder Report (originally filed with the Securities and Exchange Commission on Form N-CSRS on July 5, 2017) solely to update the performance information for the HSBC Emerging Markets Debt Fund's (the “Fund”) composite benchmark, the Emerging Markets Debt Composite Index. No other information or disclosures contained in the original filing, including the Fund's performance information, are being amended by this Form N-CSRS/ A.
HSBC Global Asset Management (USA) Inc.

HSBC Funds
Semi-Annual Report
April 30, 2017

							Intermediary	Intermediary
MONEY MARKET FUNDS	Class A	Class B	Class C	Class D	Class E	Class I	Class	Service Class	Class Y
HSBC U.S. Government Money Market Fund	FTRXX	HUBXX	HUMXX	HGDXX	HGEXX	HGIXX	HGGXX	HGFXX	RGYXX
HSBC U.S. Treasury Money Market Fund	HWAXX	—	HUCXX	HTDXX	HTEXX	HBIXX	HTGXX	HTFXX	HTYXX

HSBC Family of Funds Semi-Annual Report - April 30, 2017

Glossary of Terms	2
Commentary From the Investment Manager	3
Portfolio Reviews	4
Portfolio Composition	6

Schedules of Portfolio Investments

HSBC U.S. Government Money Market Fund	7
HSBC U.S. Treasury Money Market Fund	10
Statements of Assets and Liabilities	11
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	20
Investment Adviser Contract Approval	28
Table of Shareholder Expenses	31
Other Information	33

Glossary of Terms

Bloomberg Barclays U.S. Aggregate Bond Index is an index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

Gross Domestic Product (“GDP”) is the value of goods and services produced in a given country in a given year.

Lipper U.S. Government Money Market Funds Average is an equally weighted average of mutual funds that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Lipper U.S. Treasury Money Market Funds Average is an equally weighted average of mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

London Interbank Offered Rate (LIBOR) is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market.

MSCI Europe Australasia and Far East (“MSCI EAFE”) Index is an equity index which captures the large- and mid-cap representation across developed markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK (excluding the US and Canada).

MSCI Emerging Markets (“MSCI EM”) Index is an index that captures the large- and mid-cap representation across 24 emerging markets countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s 500 (“S&P 500”) Index is an index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices are unmanaged and assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

Global Economic Review

Improving economic fundamentals in many economies spurred robust global economic growth over the six-month period between November 1, 2016, and April 30, 2017. Equities in developed markets rose during each month of the period as strong corporate profits, supportive monetary policy, tightening labor markets and other positive economic data buoyed investor sentiment.

Shortly after the start of the six-month period, the surprise election of Donald J. Trump as president of the United States jolted global markets and sent equities into a soaring rally. The election’s outcome created optimism among many investors that the new president would follow through on campaign promises to pursue tax reform, reduce regulations, streamline fossil fuel energy production and implement other policies considered business-friendly. However, the prospect of a new era of protectionist trade policies and political unpredictability appeared to present significant challenges for certain industries and economies.

U.S. economic growth weakened during the period, dragged down most notably by a slowdown in consumer spending early in 2017. Many other economic indicators were quite impressive, however. Consumer confidence hit a 16-year high in March 2017, home prices rose to levels last seen well before the 2008 housing crisis, business confidence ticked upwards and manufacturing activity moved higher.

U.S. gross domestic product (GDP1) grew at a rate of 2.1% in the fourth quarter of 2016. A preliminary estimate puts GDP growth at 0.7% for the first quarter of 2017.

The U.S. labor market tightened during the period. Some economists concluded that the U.S. had reached full employment, meaning that nearly all individuals able and willing to work were employed. The unemployment rate dropped to a 10-year low of 4.4% during the last month of the period. Wages trended higher, though the rate of wage growth remains sluggish.

The global economy appeared to be in the midst of a cyclical expansion during the six-month period, as many major economies experienced increasing growth and improving credit conditions. Government borrowing costs remained low, debt ratios were more stable than in recent years and budget deficits in many nations returned to pre-crisis levels.

The eurozone experienced an acceleration of economic activity, showing resilience in the wake of the intense uncertainty caused by the U.K.’s Brexit vote. This strength was supported by a tightening labor market, robust consumption and an uptick in manufacturing activity caused by a weaker euro and a recovery in regional fixed investment. The eurozone economy also benefited from improving credit conditions and easing fiscal austerity by many governments. At its April meeting, European Central Bank (ECB) President Draghi noted that the recovery was “increasingly solid.” The longer-term consequences of Brexit, however, and the wave of rising populism in the region’s politics, continued to cast a shadow of uncertainty across Europe and the U.K.

The Bank of Japan continued its loose monetary policy and ongoing fiscal stimulus efforts with mixed results. Economic growth gained momentum, supported by a pickup in exports. The fundamentals of the Japanese economy, including personal consumption, remained relatively weak. On the upside, the labor market showed signs of improvement.

China’s economy reaccelerated during the period following multiple years of slowing growth. The Chinese industrial sector was boosted by improving exports and strong activity in the property sector. Strong economic growth in China remains highly dependent on steady growth of credit. For that reason, the People’s Bank of China (PBoC) took the step during the period to allow interbank rates to increase, aiming to contain leverage risks and offset downward pressure on the yuan as U.S. Federal Reserve Board (the Fed) tightens policy.

Increasing economic growth in China improved the outlook for many emerging-markets economies and helped drive commodity production and industrial and trade activity. Emerging economies that are heavily reliant on trade with China were the prime beneficiaries.

Another major theme impacting the global economy during the six-month period was the prospect that a rising tide of nationalist populism might bring a wave of trade protectionism. President Donald Trump quickly withdrew the U.S. from the Trans-Pacific Partnership trade deal upon taking office, but he was less quick to act on other campaign promises with the potential to shake up global trade, including renegotiating the terms of NAFTA, constructing a wall along the southern border with Mexico and imposing tariffs on “currency manipulators.” The Trump administration’s delays in these areas supported improving economic outlook for some economies reliant on trade with the U.S.

The Fed twice raised its federal funds rate during the six-month period, motivated in large part by rising inflation. The first increase, an expected move, occurred in December when the Fed raised the target range to 0.50% to 0.75%. The second increase occurred in March, which was somewhat less anticipated, set the target range at 0.75% to 1.00%.

Market Review

U.S. equities posted strong gains over the six-month period. Stocks rallied for more than a month following the presidential election on November 9, 2016 and then trended upward for the remainder of the period.

The S&P 500 Index1 of large company stocks advanced 13.32% for the six months through April 2017. The Russell 2000® Index1 of small company stocks soared 18.37%.

U.S. stocks generally outperformed international markets during the period. Emerging markets stocks lagged behind their developed markets counterparts, reversing a trend of recent years. Emerging markets equities sold off significantly in the immediate aftermath of the U.S. election due in large part to concerns about increased U.S. trade protectionism and a stronger U.S. dollar. These concerns receded somewhat later in the period, supporting modest emerging gains that offset some earlier losses. The MSCI Emerging Markets Index1, which fell 7% in four days following the election, ended the period up 9.03%. The MSCI EAFE Index1 of developed market international stocks gained 11.73% for the period.

The Bloomberg Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed income market, retreated 0.67% for the six months through April 2017. Credit spreads compressed substantially over the past 12 months as investors grew more aware of the risk of tighter U.S. monetary policy. Lower-quality credit outperformed higher-quality assets more sensitive to interest rate movements. Treasury yields rose significantly.

1	For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS      3

Portfolio Reviews (Unaudited)

HSBC U.S. Government Money Market Fund
(Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class I Shares,
Intermediary Class, Intermediary Service Class and Class Y Shares)

by John Chiodi
Senior Portfolio Manager

Moody’s and Standard & Poor’s have assigned an “Aaa-mf” and “AAAm” rating to the HSBC U.S. Government Money Market Fund.[1]

Investment Concerns

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

Yields on U.S. government money market securities rose during the period ended April 30, 2017, as the Federal Reserve Board (the Fed) decided to raise short-term interest rates in December 2016 and March 2017.

In December 2016, the Fed increased its federal funds rate to a target range of 0.50% to 0.75% —a move that was widely anticipated. The Fed moved the target up a quarter point again in March 2017 to a range of 0.75% to 1.0%. The main driver of these rate hikes was the increase in inflation, which approached the Fed’s 2% target as measured by core personal consumption expenditures. The March increase was the first of possibly three such hikes in 2017, according to Fed signaling; however, as always, Fed moves are data dependent. Weak economic growth in Europe, along with increasing tensions in the Middle East and North Korea, may dampen expectations as the year progresses.

Treasury yields had priced in the first rate hike in December, but had not fully priced in the second hike in March until a week or two before the Fed’s March meeting. The Fund was therefore able to benefit from a conviction that the Fed would raise rates again in March by keeping maturities short.†

This period was marked by the migration of over $1 trillion in prime-fund assets into government-fund assets. This shift was driven by the implementation of the Securities and Exchange Commission’s money market reform in October 2016, which drove institutional investors to seek the relative security of U.S. government money market funds. In anticipation of this massive asset migration and the subsequent elevation of Libor7 levels, the Fund bought floating rate notes pegged to Libor, which rose during the period, thus providing higher yields to the Fund.†

†     Portfolio composition is subject to change.

Fund Performance				Average Annual Total Return (%)				Yield (%)[2]	Expense Ratio (%)[3]
As of April 30, 2017	Inception Date	Six Months*	1 Year	5 Year	10 Year	Since Inception		7-Day Average	Gross	Net
Class A	5/3/90	0.03	0.03	0.02	0.47	2.55		0.20	0.69	0.69
Class B4	9/11/98	0.01	-3.99	0.02	0.42	1.43		0.01	1.29	1.29
Class C5	11/20/06	—	—	—	—	—		—	1.29	1.29
Class D	4/1/99	0.07	0.08	0.03	0.50	1.60		0.35	0.54	0.54
Class E	7/12/16	0.13	—	—	—	0.24		0.36	0.29	0.29
Class I6	12/24/03	0.24	0.38	0.11	0.63	0.99		0.71	0.19	0.19
Intermediary Class	7/12/16	0.21	—	—	—	0.32		0.65	0.34	0.34
Intermediary Service Class	7/12/16	0.20	—	—	—	0.30		0.63	0.39	0.39
Class Y	7/1/96	0.19	0.27	0.07	0.58	2.18		0.60	0.29	0.29
Lipper U.S. Government Money Market Funds Average[7]	—	0.05	0.07	0.02	0.52	2.61	[8]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

*	Aggregate total return.
1	The “Aaa-mf ” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
2	The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been 0.15%, -0.45%, 0.30%, 0.55%,0.65%, 0.50%, 0.45% and 0.55% for Class A Shares, Class B Shares, Class D Shares, Class E Shares, Class I Shares, Intermediary Class, Intermediary Service Class and Class Y Shares, respectively.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2017. Additional information pertaining to the April 30, 2017 expense ratios can be found in the financial highlights.
4	Reflects the applicable contingent deferred sales charge, maximum of 4.00%, for returns presented.
5	Reflects the applicable contingent deferred sales charge, maximum of 1.00%, for returns presented. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 346, 362 and 351 days during the years ended October 31, 2006, 2009 and 2010, respectively. The Class was not operational during the entire fiscal years ended October 31, 2007, 2008, 2011, 2012, 2013, 2014, 2015 and 2016 and the six months ended April 30, 2017. No returns are presented for the one-year, five-year and 10-year periods with non-continuous operations.
6	Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 10, 89, 136 and 357 days during the years ended October 31, 2004, 2005, 2006 and 2007, respectively. The Class was operational during the entire years ended October 31, 2008 through 2016 and the six months ended April 30, 2017. No returns are presented for the 10-year period with non-continuous operations.
7	For additional information, please refer to the Glossary of Terms.
8	Return for the period April 30, 1990 to April 30, 2017.

4        HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC U.S. Treasury Money Market Fund (Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class I Shares, Intermediary Class, Intermediary Service Class and Class Y Shares)

by John Chiodi Senior
Portfolio Manager

Moody’s and Standard & Poor’s have assigned an “Aaa-mf” and “AAAm” rating to the HSBC U.S. Treasury Money Market Fund.[1]

Investment Concerns

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

The Federal Reserve Board (the Fed) raised the target range for its federal funds rate (a short-term interest rate that significantly influences Treasury bill yields) in December 2016 and March 2017. As a result, Treasury bill yields increased during the reporting period ended April 30, 2017.

The Fed has signaled two more interest rate hikes this year, but these are not certain as the U.S. economy faces pressures from outside its borders, including a slow-growing Europe and increased tensions in North Korea and the Middle East.

Demand for Treasuries from institutional investors typically increases at the end of the year when the government restricts supply, and that dynamic played out at the close of 2016. This tension typically depresses yields on Treasury bills. However, the Fed’s December rate hike caused yields to spike and the Fund benefited from this by maintaining a shorter-than-usual weighted average maturity during this period.†

The second half of the period was marked by concerns over an extension of the debt ceiling. Because there was no debt ceiling resolution over this period, the U.S. Treasury reduced bill issuance and yields suffered as demand exceeded supply. Nonetheless, the Fund benefited from its exposure to floating rate bonds, which performed well immediately after the Fed raised the target range in mid-March. †

† Portfolio composition is subject to change.

Fund Performance				Average Annual Total Return (%)			Yield (%)[2]	Expense Ratio (%)[3]
	Inception	Six	1	5	10	Since	7-Day
As of April 30, 2017	Date	Months*	Year	Year	Year	Inception	Average	Gross	Net
Class A4	5/24/01	—	—	—	—	1.08	—	0.70	0.70
Class C5	12/24/03	—	—	—	—	0.04	—	1.30	1.30
Class D	5/14/01	0.05	0.05	0.01	0.37	0.96	0.30	0.55	0.55
Class E	7/12/16	0.18	—	—	—	0.30	0.36	0.30	0.30
Class I6	12/30/03	0.22	0.30	0.07	0.46	1.09	0.66	0.20	0.20
Intermediary Class	7/12/16	0.18	—	—	—	0.30	0.36	0.35	0.35
Intermediary Service Class	7/12/16	0.19	—	—	—	0.28	0.60	0.40	0.40
Class Y	5/11/01	0.16	0.19	0.04	0.42	1.09	0.55	0.30	0.30
Lipper U.S. Treasury Money Market Funds Average[7]	—	0.05	0.07	0.02	0.39	1.01 [8]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

*	Aggregate total return.
1	The “Aaa-mf ” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
2	The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been 0.25%, 0.50%, 0.60%, 0.45%, 0.40% and 0.50% for Class D Shares, Class E Shares, Class I Shares, Intermediary Class, Intermediary Service Class and Class Y Shares, respectively.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2017. Additional information pertaining to the April 30, 2017 expense ratios can be found in the financial highlights.
4	Class A Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 201 days during the year ended October 31, 2014. The Class was operational during the entire years ended October 31, 2001 through 2013. The Class was not operational during the entire years ended October 31, 2015 and 2016 and the entire six months ended April 30, 2017. No returns are presented for the one-year, five-year and 10-year periods with non-continuous operations.
5	Reflects the applicable contingent deferred sales charge, maximum of 1.00%, for returns presented. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 26 and 351 days during the years ended October 31, 2008 and 2010, respectively. The Class was operational during the entire years ended October 31, 2005, 2006, 2007 and 2009. The Class was not operational during the entire years ended October 31, 2011 through 2015 and 2016 and the six months ended April 30, 2017. No returns are presented for the one-year, five-year and 10-year periods with non-continuous operations.
6	Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 13 and 280 days during the years ended October 31, 2004 and 2005, respectively. The Class was operational during the entire years ended October 31, 2006 through 2016 and the six months ended April 30, 2017.
7	For additional information, please refer to the Glossary of Terms.
8	Return for the period April 30, 2001 to April 30, 2017.

HSBC FAMILY OF FUNDS       5

Portfolio Reviews
Portfolio Composition*
April 30, 2017 (Unaudited)

HSBC U.S. Government Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
U.S. Government and Government Agency Obligations	45.6
Repurchase Agreements	43.0
U.S. Treasury Obligations	11.4
Total	100.0

HSBC U.S. Treasury Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
U.S. Treasury Obligations	100.0
Total	100.0
____________________

*	Portfolio composition is subject to change.

6      HSBC FAMILY OF FUNDS

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited)

U.S. Government and Government Agency Obligations – 45.0%

	Principal	Amortized
	Amount ($)	Cost ($)
Federal Farm Credit Bank – 5.3%
0.58%, 6/27/17 (a)	10,000,000	9,990,658
0.94%, 4/25/19 (b)	100,000,000	100,000,000
0.96%, 11/1/18 (b)	50,000,000	49,996,214
0.96%, 10/25/17 (b)	100,000,000	100,000,000
0.97%, 4/20/18 (b)	50,000,000	49,997,411
0.97%, 4/16/18 (b)	84,000,000	83,995,898
1.00%, 10/3/18 (b)	175,000,000	175,000,000
1.10%, 12/22/17 (b)	66,000,000	65,995,701
		634,975,882
Federal Home Loan Bank – 36.3%
0.58%, 5/30/17	50,000,000	49,998,991
0.66%, 8/7/17 (b)	100,000,000	99,994,556
0.67%, 5/10/17 (a)	115,000,000	114,978,725
0.67%, 5/31/17 (a)	100,000,000	99,942,500
0.69%, 5/15/17 (a)	71,790,000	71,769,340
0.73%, 7/17/17 (b)	150,000,000	150,000,000
0.74%, 6/2/17 (a)	96,700,000	96,634,457
0.75%, 5/24/17 (a)	60,000,000	59,969,908
0.76%, 6/16/17 (a)	284,000,000	283,716,946
0.77%, 6/7/17 (a)	125,000,000	124,898,610
0.77%, 6/14/17 (a)	116,000,000	115,887,996
0.78%, 11/1/17 (b)	175,000,000	175,000,000
0.78%, 6/23/17 (a)	100,000,000	99,883,694
0.81%, 10/23/17 (b)	234,400,000	234,400,000
0.81%, 2/9/18 (b)	75,000,000	74,998,023
0.82%, 2/13/18 (b)	100,000,000	100,000,000
0.82%, 8/22/17 (b)	16,000,000	16,003,334
0.82%, 1/19/18 (b)	100,000,000	100,000,000
0.83%, 4/25/18 (b)	100,000,000	100,000,000
0.83%, 4/27/18 (b)	85,000,000	85,000,000
0.83%, 5/11/18 (b)	130,000,000	130,000,000
0.84%, 6/16/17 (b)	100,000,000	100,001,346
0.84%, 9/7/17 (b)	190,000,000	190,007,241
0.85%, 11/8/17 (b)	175,000,000	175,040,315
0.86%, 1/19/18 (b)	150,000,000	150,000,000
0.87%, 8/30/17 (a)	49,325,000	49,180,765
0.90%, 5/25/17 (b)	200,000,000	199,999,738
0.92%, 3/21/18 (b)	100,000,000	100,000,000
0.92%, 8/23/17 (b)	200,000,000	200,000,000
0.95%, 11/2/17 (b)	50,000,000	49,989,290
0.97%, 9/12/17 (b)	100,000,000	100,001,579
0.98%, 8/21/17 (b)	100,000,000	100,000,000
1.02%, 5/17/18 (b)	100,000,000	100,000,000
1.02%, 9/5/17 (b)	23,070,000	23,076,636
1.03%, 5/25/18 (b)	75,000,000	75,000,000
1.08%, 10/10/17 (b)	100,000,000	100,000,000
1.09%, 10/27/17 (b)	8,000,000	8,000,087
1.09%, 10/27/17 (b)	8,000,000	8,000,087
1.11%, 1/8/18 (b)	100,000,000	100,000,000
1.13%, 9/29/17 (b)	100,000,000	100,024,128
		4,311,398,292
Federal Home Loan Mortgage Corp. – 0.8%
0.75%, 7/14/17	20,900,000	20,905,673
0.82%, 8/8/17 (a)	75,000,000	74,828,813
		95,734,486
Federal National Mortgage Association – 2.6%
0.66%, 6/1/17 (a)	55,500,000	55,467,502
0.99%, 10/5/17 (b)	100,000,000	99,995,634
1.00%, 8/16/17 (b)	150,000,000	149,988,172
		305,451,308
TOTAL U.S. GOVERNMENT
AND GOVERNMENT
AGENCY OBLIGATIONS
(Cost $5,347,559,968)		5,347,559,968

U.S. Treasury Obligations – 11.3%

U.S. Treasury Bills – 6.6%
0.68%, 8/3/17 (a)	100,000,000	99,835,239
0.87%, 9/21/17 (a)	425,000,000	423,520,447
0.90%, 9/14/17 (a)	150,000,000	149,487,167
0.91%, 10/5/17 (a)	100,000,000	99,600,958
		772,443,811
U.S. Treasury Notes – 4.7%
0.63%, 5/31/17	50,000,000	50,003,587
0.63%, 9/30/17	275,000,000	274,675,367
0.75%, 6/30/17	50,000,000	50,012,609
1.00%, 9/15/17	50,000,000	50,022,805
1.88%, 9/30/17	50,000,000	50,196,417
4.75%, 8/15/17	90,000,000	91,071,300
		565,982,085
TOTAL U.S. TREASURY
OBLIGATIONS
(Cost $1,338,425,896)		1,338,425,896

Repurchase Agreements – 42.5%

BNP Paribas, 0.82%,
5/1/17, Purchased on
4/28/17, with maturity
value of $1,200,082,000,
collateralized by U.S. Treasury
Obligations, 0.00%-6.88%,
10/31/17-2/15/47, fair value
$1,224,000,000	1,200,000,000	1,200,000,000
BNP Paribas, 0.84%, 5/1/17,
Purchased on 4/28/17, with
maturity value of $100,007,000,
collateralized by various U.S.
Government and Government
Agency Obligations, 0.00%-
7.00%, 10/31/18-2/20/47, fair
value $102,000,000	100,000,000	100,000,000

See notes to financial statements.	HSBC FAMILY OF FUNDS 7

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Repurchase Agreements, continued

	Principal	Amortized
	Amount ($)	Cost ($)
Citigroup Global Markets,
0.82%, 5/1/17, Purchased on
4/28/17, with maturity value of
$100,006,833, collateralized
by various U.S. Government
and Government Agency
Obligations, 0.77%-6.25%,
3/09/18-3/01/47, fair value
$102,000,001	100,000,000	100,000,000
Credit Agricole CIB NY, 0.79%,
5/1/17, Purchased on 4/28/17,
with maturity value of
$500,032,917, collateralized
by U.S. Treasury Obligations,
1.50%, 8/15/26, fair value
$510,000,068	500,000,000	500,000,000
Credit Agricole CIB NY,
0.77%, 5/1/17, Purchased
on 4/24/17, with maturity
value of $250,037,431,
collateralized by U.S. Treasury
Obligations, 1.13%-1.75%,
12/31/20-5/15/22, fair value
$255,000,073	250,000,000	250,000,000
Credit Agricole CIB NY, 0.77%,
5/3/17, Purchased on 4/26/17,
with maturity value of
$300,044,917, collateralized
by various U.S. Government
and Government Agency
Obligations, 0.00%-1.75%,
7/26/17-9/30/22, fair value
$306,000,056	300,000,000	300,000,000
Goldman Sachs & Co., 0.78%,
5/3/17, Purchased on 4/26/17,
with maturity value of
$150,022,750, collateralized
by various U.S. Government
and Government Agency
Obligations, 2.08%-7.00%,
2/01/20-5/01/47, fair value
$153,000,000	150,000,000	150,000,000
Goldman Sachs & Co., 0.79%,
5/1/17, Purchased on 4/28/17,
with maturity value of
$500,032,917, collateralized
by U.S. Government and
Government Agency
Obligations, 3.00%-4.50%,
9/01/29-10/01/45, fair value
$510,000,000	500,000,000	500,000,000
Merrill Lynch Pierce Fenner &
Smith, Inc., 0.79%, 5/1/17,
Purchased on 4/28/17, with
maturity value of $150,009,875,
collateralized by U.S. Treasury
Obligations, 3.75%, 11/15/43,
fair value $153,000,007	150,000,000	150,000,000
Royal Bank of Canada,
0.79%, 5/1/17, Purchased
on 4/28/17, with maturity
value of $250,016,458,
collateralized by U.S. Treasury
Obligations, 0.00%-2.25%,
8/15/18-11/15/26, fair value
$255,000,044	250,000,000	250,000,000
RBS Securities, Inc., 0.78%,
5/1/17, Purchased on
4/28/17, with maturity
value of $400,026,000,
collateralized by U.S. Treasury
Obligations, 0.49%-5.25%,
5/31/17-11/15/28, fair value
$408,003,952	400,000,000	400,000,000
Societe’ Generale, 0.84%, 5/1/17,
Purchased on 4/28/17, with
maturity value of $400,028,000,
collateralized by various U.S.
Government and Government
Agency Obligations, 0.00%-
6.75%, 10/12/17-9/15/57, fair
value $408,000,001	400,000,000	400,000,000
Societe’ Generale, 0.82%, 5/1/17,
Purchased on 4/28/17, with
maturity value of $250,017,083,
collateralized by U.S. Treasury
Obligations, 0.00%-4.50%,
8/17/17-04/20/46, fair value
$255,000,000	250,000,000	250,000,000
Societe’ Generale, 0.78%, 5/2/17,
Purchased on 4/25/17, with
maturity value of $300,045,500,
collateralized by various U.S.
Government and Government
Agency Obligations, 0.00%-
4.00%, 7/31/18-6/15/56, fair
value $306,000,025	300,000,000	300,000,000

8 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Repurchase Agreements, continued

	Principal	Amortized
	Amount ($)	Cost ($)
Toronto Dominion Bank NY,
0.80%, 5/1/17, Purchased
on 4/28/17, with maturity
value of $200,013,333,
collateralized by U.S. Treasury
Obligations, 0.00%-4.38%,
5/04/17-8/15/45, fair value
$204,000,049	200,000,000	200,000,000

TOTAL REPURCHASE
AGREEMENTS
(Cost $5,050,000,000)		5,050,000,000

TOTAL INVESTMENT
SECURITIES
(Cost $11,735,985,864) – 98.8%		11,735,985,864
Other Assets
(Liabilities) – 1.2%		145,086,095
NET ASSETS – 100%		$11,881,071,959
____________________

(a)	Discount note. Rate presented represents the effective yield at time of purchase.
(b)	Variable rate security. The rate presented represents the rate in effect on April 30, 2017. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

See notes to financial statements.	HSBC FAMILY OF FUNDS	9

HSBC U.S. TREASURY MONEY MARKET FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited)

U.S. Treasury Obligations – 92.6%

	Principal	Amortized
	Amount ($)	Cost ($)
U.S. Treasury Bills – 47.7%
0.52%, 5/25/17 (a)	41,000,000	40,985,240
0.59%, 5/11/17 (a)	265,000,000	264,952,223
0.67%, 6/1/17 (a)	117,300,000	117,229,702
0.68%, 5/18/17 (a)	25,000,000	24,991,500
0.68%, 8/3/17 (a)	50,000,000	49,910,178
0.69%, 6/8/17 (a)	175,000,000	174,868,980
0.77%, 6/15/17 (a)	13,500,000	13,486,711
0.80%, 7/27/17 (a)	50,000,000	49,901,824
0.81%, 7/20/17 (a)	100,000,000	99,817,778
0.87%, 9/21/17 (a)	25,000,000	24,913,058
0.91%, 10/5/17 (a)	25,000,000	24,900,240
		885,957,434
U.S. Treasury Notes – 44.9%
0.63%, 7/31/17	25,000,000	24,995,289
0.63%, 9/30/17	25,000,000	24,972,751
0.75%, 6/30/17	25,000,000	25,007,726
0.90%, 7/31/17 (b)	270,000,000	270,043,911
0.99%, 10/31/17 (b)	225,000,000	225,161,056
1.00%, 9/15/17	40,000,000	40,014,727
1.01%, 4/30/18 (b)	85,000,000	85,084,475
1.09%, 1/31/18 (b)	50,000,000	50,065,063
1.88%, 8/31/17	25,000,000	25,101,628
1.88%, 10/31/17	60,000,000	60,301,551
		830,748,177
TOTAL U.S. TREASURY
OBLIGATIONS
(Cost $1,716,705,611)		1,716,705,611

TOTAL INVESTMENT
SECURITIES
(Cost $1,716,705,611) – 92.6%		1,716,705,611
Other Assets
(Liabilities) – 7.4%		137,761,560
NET ASSETS – 100%		$1,854,467,171
____________________

(a)	Discount note. Rate presented represents the effective yield at time of purchase.
(b)	Variable rate security. The rate presented represents the rate in effect on April 30, 2017. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

10	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities – as of April 30, 2017 (Unaudited)

	HSBC U.S.	HSBC
	Government	U.S. Treasury
	Money Market	Money Market
	Fund	Fund
Assets:
Investments, at amortized cost	$6,685,985,864	$1,716,705,611
Repurchase agreements, at cost	5,050,000,000	—
Total Investments	11,735,985,864	1,716,705,611
Cash	—	633,584
Interest receivable	5,441,250	2,679,382
Receivable for investments sold	300,000,000	260,000,000
Prepaid expenses and other assets	126,035	24,010
Total Assets	12,041,553,149	1,980,042,587

Liabilities:
Dividends payable	2,747,754	160,521
Payable to custodian	130,953,622	—
Payable for investments purchased	24,980,215	124,977,910
Accrued expenses and other liabilities:
Investment Management	773,243	193,104
Administration	389,119	63,888
Shareholder Servicing	348,224	49,152
Accounting	3,265	5,233
Custodian fees	54,566	18,898
Transfer Agent	7,333	3,229
Trustee	2,045	6,375
Distribution fees	28	—
Other	221,776	97,106
Total Liabilities	160,481,190	125,575,416
Net Assets	$11,881,071,959	$1,854,467,171

Composition of Net Assets:
Capital	11,880,952,066	1,854,475,614
Accumulated net investment income/(distributions in excess of net investment income)	6,629	4,419
Accumulated net realized gains/(losses) from investments	113,264	(12,862)
Net Assets	$11,881,071,959	$1,854,467,171

Net Assets:
Class A Shares	$1,729,818	$—
Class B Shares	48,778	—
Class D Shares	1,607,159,006	193,069,035
Class E Shares	2,005	1,003
Class I Shares	7,666,486,952	664,091,139
Intermediary Class Shares	251,414,584	1,003
Intermediary Service Class Shares	65,034,143	24,042,943
Class Y Shares	2,289,196,673	973,262,048
	$11,881,071,959	$1,854,467,171

See notes to financial statements.	HSBC FAMILY OF FUNDS	11

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities – as of April 30, 2017 (Unaudited) (continued)

	HSBC U.S.	HSBC
	Government	U.S. Treasury
	Money Market	Money Market
	Fund	Fund
Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	1,729,785	—
Class B Shares	48,764	—
Class D Shares	1,606,956,305	193,068,962
Class E Shares	2,005	1,003
Class I Shares	7,666,573,028	664,132,024
Intermediary Class Shares	251,414,826	1,003
Intermediary Service Class Shares	65,034,482	24,043,069
Class Y Shares	2,289,203,230	973,234,522

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$1.00	$—
Class B Shares (a)	$1.00	$—
Class D Shares	$1.00	$1.00
Class E Shares	$1.00	$1.00
Class I Shares	$1.00	$1.00
Intermediary Class Shares	$1.00	$1.00
Intermediary Service Class Shares	$1.00	$1.00
Class Y Shares	$1.00	$1.00

(a)     Redemption price per share varies by length of time shares are held.

12	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations – For the period ended April 30, 2017 (Unaudited)

	U.S.
	Government	U.S. Treasury
	Money Market	Money Market
	Fund	Fund
Investment Income:
Interest	$32,422,545	$5,093,185
Total Investment Income	32,422,545	5,093,185

Expenses:
Investment Management	5,332,352	855,900
Operational Support:
Class A Shares	813	—
Class B Shares	24	—
Class D Shares	921,063	130,698
Intermediary Class Shares	21,324	—
Intermediary Service Class Shares	12,736	9,199
Class Y Shares	1,418,327	403,760
Administration:
Class A Shares	318	—
Class B Shares	9	—
Class D Shares	360,111	51,120
Class I Shares	1,154,485	121,869
Intermediary Class Shares	8,270	—
Intermediary Service Class Shares	4,968	3,593
Class Y Shares	554,797	157,569
Distribution:
Class B Shares	181	—
Shareholder Servicing:
Class A Shares	3,254	—
Class B Shares	59	—
Class D Shares	2,302,681	326,749
Class E Shares	2	—
Intermediary Class Shares	10,663	—
Intermediary Service Class Shares	12,736	9,199
Accounting	39,249	36,050
Compliance Services	128,333	19,591
Custodian	292,076	42,451
Printing	271,014	37,702
Professional	735,165	132,756
Transfer Agent	81,012	30,920
Trustee	323,307	51,177
Registration fees	99,907	85,202
Other	486,639	94,920
Total expenses before fee and expense reductions	14,575,875	2,600,425
Fees voluntarily reduced/reimbursed by Investment Adviser	(2,816,042)	(424,878)
Fees voluntarily reduced by Administrator	(295,699)	(31,224)
Fees voluntarily reduced by Distributor	(153)	—
Fees voluntarily reduced by Shareholder Servicing Agent	(201,036)	(38,333)
Fees voluntarily reduced by Sub-Administrator	(2,992)	(1,576)
Custody earnings credits	(127,128)	(13,310)
Net Expenses	11,132,825	2,091,104

Net Investment Income	21,289,720	3,002,081

Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investment securities	117,130	(12,862)
Net realized/unrealized gains (losses) on investments	117,130	(12,862)
Change in Net Assets Resulting from Operations	$21,406,850	$2,989,219

Amounts designated as “-” are $0.00 or have been rounded to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS	13

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	HSBC U.S. Government		HSBC U.S. Treasury
	Money Market Fund		Money Market Fund
	Six Months Ended		Six Months Ended
	April 30, 2017	Year Ended	April 30, 2017	Year Ended
	(unaudited)	October 31, 2016	(unaudited)	October 31, 2016
Investment Activities:
Operations:
Net investment income	$21,289,720	$7,180,525	$3,002,081	$829,895
Net realized gains/(losses) from investments	117,130	106,704	(12,862)	15,357
Change in net assets resulting from operations	21,406,850	7,287,229	2,989,219	845,252

Distributions:
Net investment income:
Class A Shares	(396)	(167)	—	—
Class B Shares	(3)	(7)	—	—
Class D Shares	(1,225,570)	(157,507)	(116,619)	(16)
Class E Shares	(3)	(1)	(2)	(1)
Class I Shares	(14,834,043)	(3,240,578)	(1,438,544)	(517,995)
Intermediary Class Shares	(126,375)	(429)	(2)	(1)
Intermediary Service Class Shares	(59,961)	(1,568)	(35,192)	(1,541)
Class Y Shares	(5,036,740)	(3,780,275)	(1,407,303)	(310,662)
Net realized gains:
Class A Shares	(16)	—	—	—
Class B Shares	(1)	—	—	—
Class D Shares	(19,534)	(1,011)	(2,175)	(2,318)
Class I Shares	(54,230)	(1,073)	(5,252)	(3,554)
Intermediary Class Shares	(127)	—	—	—
Intermediary Service Class Shares	(319)	—	(139)	—
Class Y Shares	(36,343)	(4,002)	(5,686)	(8,118)
Change in net assets from distributions:	(21,393,661)	(7,186,618)	(3,010,914)	(844,206)

Change in net assets resulting from capital
transactions	1,336,440,945	4,286,595,666	578,072,777	(151,452,006)
Change in net assets	1,336,454,134	4,286,696,277	578,051,082	(151,450,960)

Net Assets:
Beginning of period	10,544,617,825	6,257,921,548	1,276,416,089	1,427,867,049
End of period	$11,881,071,959	$10,544,617,825	$1,854,467,171	$1,276,416,089
Accumulated net investment income/(distributions
in excess of net investment income)	$6,629	$—	$4,419	$—

14	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	HSBC U.S. Government		HSBC U.S. Treasury
	Money Market Fund		Money Market Fund
	Six Months Ended		Six Months Ended
	April 30, 2017	Year Ended	April 30, 2017	Year Ended
	(unaudited)	October 31, 2016	(unaudited)	October 31, 2016
CAPITAL TRANSACTIONS*:
Class A Shares
Proceeds from shares issued	$357,992	$1,205,234	$—	$—
Proceeds from merger	—	340,856	—	—
Dividends reinvested	412	167	—	—
Value of shares redeemed	(348,704)	(755,634)	—	—
Class A Shares capital transactions	9,700	790,623	—	—

Class B Shares
Dividends reinvested	3	7	—	—
Class B Shares capital transactions	3	7	—	—

Class C Shares
Proceeds from merger	—	—	—	—
Class C Shares capital transactions	—	—	—	—

Class D Shares
Proceeds from shares issued	$1,782,201,239	$3,682,762,518	$1,135,821,712	$900,175,290
Proceeds from merger	—	1,668,424	—	—
Dividends reinvested	790,953	46,636	72,199	1,271
Value of shares redeemed	(2,125,048,137)	(2,623,349,427)	(1,156,863,744)	(966,167,073)
Class D Shares capital transactions	(342,055,945)	1,061,128,151	(20,969,833)	(65,990,512)

Class E Shares
Proceeds from shares issued	—	1,000	—	1,000
Proceeds from merger	—	1,001	—	—
Dividends reinvested	3	1	2	1
Class E Shares capital transactions	3	2,002	2	1,001

Class I Shares
Proceeds from shares issued	51,078,109,600	16,374,346,788	3,928,385,764	3,707,312,527
Proceeds from merger	—	516,688,873	—	—
Dividends reinvested	6,510,786	1,765,424	549,100	135,888
Value of shares redeemed	(48,105,346,362)	(13,794,885,625)	(3,611,232,896)	(3,745,412,945)
Class I Shares capital transactions	2,979,274,024	3,097,915,460	317,701,968	(37,964,530)

Intermediary Class Shares
Proceeds from shares issued	281,780,010	10,119,999	10	1,000
Proceeds from merger	—	1,001	—	—
Dividends reinvested	13,397	429	2	1
Value of shares redeemed	(40,500,010)	—	(10)	—
Intermediary Class Shares capital transactions	241,293,397	10,121,429	2	1,001

Intermediary Service Class Shares
Proceeds from shares issued	573,694,725	5,001,000	12,000,010	18,706,393
Proceeds from merger	—	1,001	—	—
Dividends reinvested	51,629	1,567	35,135	1,541
Value of shares redeemed	(513,715,441)	—	(6,100,010)	(600,000)
Intermediary Service Class Shares capital
transactions	60,030,913	5,003,568	5,935,135	18,107,934

Class Y Shares
Proceeds from shares issued	8,752,890,996	25,082,584,192	1,073,066,797	1,130,575,987
Proceeds from merger	—	3,036,134	—	—
Dividends reinvested	4,965,022	3,515,422	1,412,954	317,857
Value of shares redeemed	(10,359,967,168)	(24,977,501,322)	(799,074,248)	(1,196,500,744)
Class Y Shares capital transactions	(1,602,111,150)	111,634,426	275,405,503	(65,606,900)
Change in net assets resulting from
capital transactions	$1,336,440,945	$4,286,595,666	$578,072,777	$(151,452,006)

*     Share transactions are at net asset value of $1.00 per share.

See notes to financial statements.	HSBC FAMILY OF FUNDS	15

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions				Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
CLASS A SHARES
Six Months Ended
April 30, 2017 (unaudited)	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.03%	$1,730	0.55%	0.05%	0.69%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.02%	1,720	0.34%	0.02%	0.69%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	0.03%	929	0.08%	0.03%	0.69%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%	154	0.07%	0.02%	0.69%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%	428	0.17%	0.01%	0.68%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.01%	238	0.14%	0.01%	0.69%
CLASS B SHARES
Six Months Ended
April 30, 2017 (unaudited)	$1.00	—	—	—	—	—	—	$1.00	0.01%	$49	0.59%	0.01%	1.27%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.01%	49	0.33%	0.01%	1.13%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	0.03%	49	0.07%	0.03%	1.27%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%	49	0.07%	0.02%	1.28%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%	49	0.14%	0.01%	1.28%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.01%	76	0.16%	0.01%	1.29%
CLASS D SHARES
Six Months Ended
April 30, 2017 (unaudited)	$1.00	—	—	—	—	—	—	$1.00	0.07%	$1,607,159	0.46%	0.13%	0.54%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.02%	1,949,225	0.34%	0.02%	0.54%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	0.03%	888,084	0.07%	0.03%	0.53%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%	727,290	0.06%	0.02%	0.54%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%	670,893	0.13%	0.01%	0.53%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.01%	614,499	0.16%	0.01%	0.54%
CLASS E SHARES
Six Months Ended
April 30, 2017 (unaudited)	$1.00	—	—	—	—	—	—	$1.00	0.13%	$2	0.32%	0.27%	0.46%
July 12, 2016(c) through
October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.11%	2	0.06%	0.32%	0.31%

16	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Financial Highlights (continued)

		Investment Activities			Distributions				Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
CLASS I SHARES
Six Months Ended April 30, 2017 (unaudited)	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.24%	$7,666,487	0.12%	0.50%	0.18%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.21%	4,687,197	0.14%	0.23%	0.19%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	0.03%	1,589,264	0.07%	0.03%	0.18%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%	1,411,088	0.06%	0.02%	0.19%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%	1,156,894	0.13%	0.02%	0.18%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.02%	1,873,166	0.16%	0.01%	0.19%
INTERMEDIARY CLASS SHARES
Six Months Ended April 30, 2017 (unaudited)	$1.00	—	—	—	—	—	—	$1.00	0.21%	$251,415	0.18%	0.59%	0.33%
July 12, 2016(c) through October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.11%	10,121	0.18%	0.26%	0.37%
INTERMEDIARY SERVICE CLASS SHARES
Six Months Ended April 30, 2017 (unaudited)	$1.00	—	—	—	—	—	—	$1.00	0.20%	$65,034	0.19%	0.47%	0.39%
July 12, 2016(c) through October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.10%	5,003	0.18%	0.22%	0.42%
CLASS Y SHARES
Six Months Ended April 30, 2017 (unaudited)	$1.00	—	—	—	—	—	—	$1.00	0.19%	$2,289,197	0.23%	0.36%	0.29%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.12%	3,891,299	0.23%	0.11%	0.28%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	0.03%	3,779,595	0.07%	0.03%	0.28%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%	3,458,399	0.06%	0.02%	0.29%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%	2,404,867	0.13%	0.01%	0.28%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	0.01%	2,505,448	0.17%	0.01%	0.29%

Amounts designated as “-“ are $0.00 or have been rounded to $0.00.
(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Commencement of operations on July 12, 2016.

See notes to financial statements.	HSBC FAMILY OF FUNDS 17

HSBC U.S. TREASURY MONEY MARKET FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions				Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
CLASS A SHARES
Year Ended October 31, 2014(c)	$1.00	$—	$—	$—	$—	$—	$—	$1.00	—%	$—	—%	—%	—%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	—%	5	0.10%	—%	0.69%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	—%	5	0.05%	—%	0.70%
CLASS D SHARES
Six Months Ended April 30, 2017 (unaudited)	$1.00	—	—	—	—	—	—	$1.00	0.05%	$193,069	0.48%	0.09%	0.55%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.00%	214,041	0.28%	—%	0.55%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	—%	280,032	0.06%	—%	0.54%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.01%	638,939	0.06%	—%	0.54%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	—%	517,845	0.09%	—%	0.53%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	—%	662,063	0.08%	—%	0.54%
CLASS E SHARES
Six Months Ended April 30, 2017 (unaudited)	$1.00	—	—	—	—	—	—	$1.00	0.18%	$1	0.22%	0.37%	0.30%
July 12, 2016(d) through October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.11%	1	—%	0.37%	0.33%
CLASS I SHARES
Six Months Ended
April 30, 2017 (unaudited)	$1.00	—	—	—	—	—	—	$1.00	0.22%	$664,091	0.14%	0.46%	0.20%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.13%	346,399	0.16%	0.13%	0.20%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	—%	384,363	0.05%	—%	0.19%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.01%	263,714	0.06%	0.01%	0.19%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	—%	1,086,181	0.09%	—%	0.18%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	—%	555,287	0.08%	—%	0.19%
INTERMEDIARY CLASS SHARES
Six Months Ended April 30, 2017 (unaudited)	$1.00	—	—	—	—	—	—	$1.00	0.18%	$1	0.22%	0.37%	0.35%
July 12, 2016(d) through October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.11%	1	—%	0.37%	0.38%

18 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. TREASURY MONEY MARKET FUND
Financial Highlights (continued)

		Investment Activities			Distributions				Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
INTERMEDIARY SERVICE CLASS SHARES
Six Months Ended April 30, 2017 (unaudited)	$1.00	—	—	—	—	—	—	$1.00	0.19%	$24,043	0.20%	0.38%	0.40%
July 12, 2016(d) through October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.10%	18,108	0.20%	0.14%	0.48%
CLASS Y SHARES
Six Months Ended April 30, 2017 (unaudited)	$1.00	—	—	—	—	—	—	$1.00	0.16%	$973,262	0.25%	0.35%	0.30%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.04%	697,866	0.25%	0.04%	0.30%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	—%	763,473	0.06%	—%	0.29%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.01%	956,312	0.06%	0.01%	0.29%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	—%	968,290	0.09%	—%	0.28%
Year Ended October 31, 2012	1.00	—	—	—	—	—	—	1.00	—%	1,156,631	0.09%	—%	0.29%

Amounts designated as “-“ are $0.00 or have been rounded to $0.00.
(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Class A Shares were operational during a portion of the year only. Amounts reflect performance for a period of time the class had operations, which was 201 days during the period.
The net asset value reflected represents the last day the class had operations.
(d)	Commencement of operations on July 12, 2016.

See notes to financial statements.	HSBC FAMILY OF FUNDS 19

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited)

1. Organization:

The HSBC Funds (the “Trust”), a Delaware statutory trust organized on March 2, 2016, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Effective June 24, 2016, the Funds (as defined below), which were series of HSBC Funds, a Massachusetts business trust, reorganized with and into corresponding series of the Trust (each, a “Reorganization”). Upon completion of each Reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding predecessor series. As of April 30, 2017, the Trust is composed of 18 separate operational funds, each a series of the HSBC Family of Funds. The accompanying financial statements are presented for the following two funds (individually a “Fund”, collectively the “Funds”) of the Trust:

Fund	Short Name
HSBC U.S. Government Money Market Fund	U.S. Government Money Market Fund
HSBC U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund

Both of the Funds are diversified funds. Financial statements for all other funds of the Trust are published separately.

Both of the Funds are money market funds and seek to maintain a stable net asset value of $1.00 per share, although it is possible to lose money by investing in the Funds. The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The U.S. Government Money Market Fund has nine classes of shares: Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Class I Shares, Intermediary Class Shares, Intermediary Service Class Shares and Class Y Shares. The U.S. Treasury Money Market Fund has eight classes of shares: Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class I Shares, Intermediary Class Shares, Intermediary Service Class Shares and Class Y Shares. The Class B Shares of the U.S. Government Money Market Fund are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class A, Class D, Class E, Class I, Intermediary Class, Intermediary Service Class or Class Y Shares of the Funds. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges. Class B Shares may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

Under the Trust’s organizational documents, the Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Funds. However, based on experience, the Trust expects the risk of loss to be remote.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

20       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

Securities Valuation:

Investments of the Funds are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, which approximates fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Restricted Securities:

The Funds may invest in restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees (the “Board”). Therefore, not all restricted securities are considered illiquid. To the extent that a Fund purchases securities that are restricted as to resale or for which current market quotations are not available, such securities will be valued based upon all relevant factors as outlined in SEC Financial Reporting Release No. 1. Disposal of restricted securities may involve time consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. At April 30, 2017, there were no restricted securities held by the Funds.

Repurchase Agreements:

The U.S. Government Money Market Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The U.S. Treasury Money Market Fund may temporarily invest in repurchase agreements collateralized by U.S. Treasury Obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the transaction. Upon bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There is potential for loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

HSBC FAMILY OF FUNDS       21

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

Cash:

Cash is held in deposit accounts at the Funds’ Custodian and is a significant portion of the net assets, which may exceed the amount insured by the Federal Deposit Insurance Corporation (“FDIC”). To the extent that such balances exceed FDIC insurance limits, the Funds are subject to the creditworthiness of the custodian bank.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trust in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Distributions to Shareholders:

Dividends to shareholders from net investment income, if any, are declared daily and paid monthly from each Fund. Distributions from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

Federal Income Taxes:

Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken. Management’s conclusions may be subject to future review based on changes in, or interpretation of, accounting standards or tax laws and regulations.

Recent Accounting Pronouncements:

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the Funds’ financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

3. Investment Valuation Summary

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Funds’ investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1—quoted prices in active markets for identical assets
●	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust’s policy is to disclose transfers between fair value hierarchy levels based on valuations at the end of the reporting period. There were no transfers between levels as of April 30, 2017, from the valuation input levels used on October 31, 2016. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Investments of the Funds are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, which approximates fair value, and are typically categorized as Level 2 in the fair value hierarchy. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method that may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund holding the instrument would receive if it sold the instrument. The fair value of securities in the Funds can be expected to vary with changes in prevailing interest rates.

Investments in other money market funds are priced at net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

For the period ended April 30, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. As of April 30, 2017, all investments were categorized as Level 2 in the fair value hierarchy. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each Fund.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Contract. For its services as Investment Adviser, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on the average daily net assets of each respective Fund, at an annual rate of 0.10%.

HSBC also provides operational support services to the Funds pursuant to an Operational Support Services Agreement. For its services in this capacity, HSBC is entitled to receive a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares, Intermediary Class Shares, Intermediary Service Class Shares and Class Y Shares, at an annual rate of 0.10%.

The Bank of New York Mellon (the “Servicer”) provides recordkeeping, reporting and processing services to the Class I Shares of the Funds. The Servicer is paid by the Investment Adviser and not by the Funds, for these services.

Administration:

HSBC also serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0400
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0265
In excess of $50 billion	0.0245

HSBC FAMILY OF FUNDS       23

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trust. For the period ended April 30, 2017, the effective annualized rate was 0.04%, prior to any fee waivers or expense reimbursements, based on the average daily net assets of the Trust. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trust, subject to certain allocations in cases where one fund invests some or all of its assets in another fund.

Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s Sub-Administrator, subject to the general supervision by the Trust’s Board of Trustees (the “Board”) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

Under a Compliance Services Agreement between the Trust and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trust’s Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trust paid Citi $156,417 for the period ended April 30, 2017, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, 1.00% and 0.25% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), Class C Shares (currently charging 0.75%) and Class D Shares (currently not being charged) of the Funds, respectively. For the period ended April 30, 2017, Foreside, as Distributor, also received $3,897 in commissions from sales of the Trust, of which $3 were reallocated to HSBC-affiliated brokers and dealers.

Expenses reduced during the period ended April 30, 2017 are reflected on the Statements of Operations as Fees voluntarily reduced by Distributor.

Shareholder Servicing:

The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consists of HSBC and its affiliates) for providing various shareholder services. As disclosed in the Statements of Operations, for the current fiscal period certain amounts of the Shareholder Servicing Fees have been waived by those shareholder servicing agents, including HSBC and its affiliates. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.60%, 0.25%, 0.25%, 0.25%, 0.10%, 0.05% and 0.10% of the average daily net assets of Class A Shares (currently charging 0.40%), Class B Shares (for the U.S. Government Money Market Fund), Class C Shares, Class D Shares, Class E Shares, Intermediary Class Shares and Intermediary Service Class Shares, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed in the aggregate 0.60%, 1.00%, 1.00%, 0.25%, 0.10%, 0.05% and 0.10% annually of each Fund’s average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, Intermediary Class Shares and Intermediary Service Class Shares, respectively. Expenses reduced during the period ended April 30, 2017 are reflected on the Statements of Operations as “Fees voluntarily reduced by Shareholder Servicing Agent.”

The Trust has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Funds will pay all or a portion of such fees earned to financial intermediaries for performing such services.

24       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

Fund Accounting and Transfer Agency:

Citi provides fund accounting services for each Fund. As fund accountant, Citi receives an annual fee per Fund and share class, subject to certain minimums and reimbursements of certain expenses. Citi receives additional fees paid by the Trust for regulatory administration services and money market fund reporting services. Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each Fund. As transfer agent, BFDS receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, and reimbursement of certain expenses.

Independent Trustees:

The Trust pays an annual retainer to each Independent Trustee, plus additional annual retainers to each Committee Chair and the Chairman of the Board. The Independent Trustees also receive a fee for each regular, special in-person, and telephonic meeting of the Board of Trustees attended. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Trust and are presented in the Statements of Operations.

Fee Reductions:

The Investment Adviser has agreed to contractually limit through March 1, 2018 the total annual expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, of certain classes of the Funds. Each affected Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Contractual
		Expense
Fund	Class	Limitations(%)
U.S. Government Money Market Fund	E	0.25
U.S. Government Money Market Fund	I	0.20
U.S. Treasury Money Market Fund	E	0.25
U.S. Treasury Money Market Fund	I	0.20

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. At April 30, 2017, there were no remaining contractual reimbursements that are subject to repayment by the Funds in subsequent years.

The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi as Sub-Administrator are reported separately on the Statements of Operations, as applicable.

During the period ended April 30, 2017, the following amounts of expenses were waived:

									Intermediary
	Class A	Class B	Class C	Class D	Class E	Class I	Class Y	Intermediary	Service Class
Fund	($)	($)	($)	($)	($)	($)	($)	Class ($)	($)
U.S. Government Money Market Fund	1,105	165	—	664,764	1	1,841,881	751,276	31,776	24,954
U.S. Treasury Money Market Fund	—	—	—	97,314	—	182,263	197,964	—	18,470

HSBC FAMILY OF FUNDS       25

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Expenses reduced during the period ended April 30, 2017 are reflected on the Statements of Operations as “Custody earnings credits,” as applicable.

Overdraft Facility:

The Funds have entered into an arrangement with their custodian whereby an uncommitted, unsecured overdraft facility is made available to meet unanticipated end-of-day liquidity needs of the Funds which cannot be fulfilled by trading activities. The interest rate on overdraft amounts is calculated at an annual rate of 0.50% plus the Federal Funds Rate. The overdraft facility is limited to $500,000,000 and $50,000,000 for the U.S. Government Money Market Fund and the U.S. Treasury Money Market Fund, respectively.

5. Federal Income Tax Information:

At April 30, 2017, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
U.S. Government Money
Market Fund	11,735,989,730	—	(3,866)	(3,866)
U.S Treasury Money
Market Fund	1,716,705,611	—	—	—
____________________

*	The differences between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

The tax character of dividends paid by the Funds as of the tax year ended October 31, 2016, was as follows:

	Dividends paid from
		Net
		Long Term	Total	Tax	Total
	Ordinary	Capital	Taxable	Exempt	Dividends
	Income ($)	Gains ($)	Dividends ($)	Distributions ($)	Paid ($)(1)
U.S. Government Money
Market Fund	6,777,535	5,589	6,783,124	—	6,783,124
U.S. Treasury Money
Market Fund	800,318	—	800,318	—	800,318
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of the tax year ended October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

						Accumulated		Total
	Undistributed	Undistributed	Undistributed			Capital	Unrealized	Accumulated
	Ordinary	Tax Exempt	Long Term	Accumulated	Dividends	and Other	Appreciation/	Earnings/
	Income ($)	Income ($)	Capital Gains ($)	Earnings ($)	Payable ($)	Losses ($)	(Depreciation) ($)	(Deficit) ($)
U.S. Government Money
Market Fund	552,674	—	—	552,674	(442,104)	—	(3,866)	106,704
U.S. Treasury Money
Market Fund	57,140	—	—	57,140	(43,888)	—	—	13,252

Capital loss carryforwards (“CLCFs”) subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF has been offset or expires. As of the tax year ended October 31, 2016, the Funds had no CLCFs.

26       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the tax year ended October 31, 2016, the Funds had no deferred losses.

The amount and character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

6. Significant Shareholders:

Shareholders, including other funds, individuals, and accounts, as well as the Fund’s investment manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following list includes the Funds which had individual shareholder accounts with ownership of voting securities greater than 10% of the total outstanding voting securities but less than 25% and/or accounts with ownership of voting securities greater than 25% of the total outstanding voting securities. Significant transactions by these shareholder accounts may negatively impact the Funds’ performance.

Number of shareholders with
	ownership of voting securities	Number of shareholders with
	of the Fund greater than 10%	ownership of voting securities
	and less than 25% of	of the Fund greater than 25% of
	the total Fund's outstanding	the total Fund's outstanding
Fund	voting securities	voting securities
U.S. Government Money Market Fund	2	—
U.S. Treasury Money Market Fund	1	1

7. Business Combinations:

On October 7, 2016, the U.S. Government Money Market Fund acquired all of the assets and assumed all of the liabilities of the HSBC Prime Money Market Fund (“Prime Money Market Fund”), an open-end investment company, pursuant to a plan of reorganization approved by the Board on September 7, 2016. The purpose of the transaction was to combine two funds with substantially similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of 521,737,290 shares of the U.S. Government Money Market Fund, valued at $521,737,290, for all of the assets and the assumption of the liabilities (net assets of $521,737,290) of the Prime Money Market Fund on October 7, 2016. The investment portfolio of the Prime Money Market Fund, with an amortized cost of $430,000,000, which approximates the fair value at October 7, 2016, was the principal asset acquired by the U.S. Government Money Market Fund. For financial reporting purposes, assets received and shares issued by the U.S. Government Money Market Fund were recorded at amortized cost which approximates fair value; and the amortized cost basis of the investments received from the Prime Money Market Fund was carried forward to align ongoing reporting of the U.S. Government Money Market Fund. Immediately prior to the merger, the net assets of the U.S. Government Money Market Fund were $8,728,801,871.

8. Subsequent Events:

On February 3, 2017, Lovell Minnick Partners announced that it had signed a definitive agreement to acquire a majority interest in Foreside Financial Group, LLC, the indirect parent of Foreside. On May 31, 2017, Foreside announced that its acquisition by Lovell Minnick Partners was completed. The services provided by Foreside, and the fees charged for such services, are not expected to change as a result of the acquisition.

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no adjustments or additional disclosures were required to the financial statements as of April 30, 2017.

HSBC FAMILY OF FUNDS       27

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (Unaudited)

Investment Adviser Contract Approval1

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not “interested persons” of the fund or the investment adviser, as defined in the 1940 Act (the “Independent Trustees”), review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Board of Trustees (the “Board”) of HSBC Funds (the “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trust (each, a “Fund”) and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

Annual Continuation of Advisory and Sub-Advisory Agreements

The Independent Trustees met separately on October 21, 2016 (in person), and the Board met on December 15, 2016 (in person) (each, a “Meeting,” and together, the “Meetings”) to consider, among other matters, the approval of the continuation of the: (i) Investment Advisory Contract and related Supplements (“Advisory Contracts”) between the Trust and the Adviser and (ii) Sub-Advisory Agreements (“Sub-Advisory Contracts” and, together with the Advisory Contracts, the “Agreements”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) on behalf of one or more of the Funds.

Prior to the meetings, the Independent Trustees requested, received and reviewed information to help them evaluate the terms of the Agreements. This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance, including comparative data provided by Strategic Insight; (iv) trading practices of the Adviser and Sub-Advisers; (v) fees received or to be received by the Adviser and Sub-Advisers, including comparison with the advisory fees paid by other similar funds based on materials provided by Strategic Insight; (vi) total expense ratios, including in comparison with the total expense ratios of other similar funds provided by Strategic Insight; (vii) the profitability of the Adviser and certain of the Sub-Advisers; (viii) compliance-related matters pertaining to the Adviser and Sub-Advisers; (ix) regulatory developments, including rulemaking initiatives of the U.S. Securities and Exchange Commission (“SEC”); and (x) other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements.

The Independent Trustees were separately advised by independent counsel throughout the process, and met with independent counsel in periodic executive and private sessions at which no representatives of management were present, including during the October 21, 2016 meeting. Prior to voting to continue the Agreements, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements.

The Board, including the Independent Trustees, considered and reviewed, among other things: (i) the information provided in advance of the meetings; (ii) the Funds’ investment advisory arrangements and expense limitation agreements with the Adviser; (iii) the Trust’s arrangements with the unaffiliated sub-adviser to the Trust, Westfield Capital Management Company, LP (“Westfield”); (iv) the Trust’s arrangements with the affiliated sub-advisers to the Trust, HSBC Global Asset Management (UK) Limited, HSBC Global Asset Management (France) Limited and HSBC Global Asset Management (Hong Kong) Limited; (v) the fees paid to the Adviser pursuant to the Trust’s agreements with the Adviser for the provision of various non-advisory services, including the Administration Agreement, Support Services Agreement and Operational Support Services Agreement and the terms and purpose of these agreements and comparative information about services and fees of other peer funds; (vi) regulatory considerations; (vii) the Adviser’s Multimanager function and the level of oversight services provided to the HSBC Opportunity Portfolio; (viii) the Adviser’s advisory services with respect to the Funds that are money market funds (“Money Market Funds”); (ix) the Adviser’s profitability and direct and indirect expenses; and (x) additional information provided by the Adviser at the request of the Board, following the October 21, 2016 Board meeting.

____________________

1	The HSBC Euro High Yield Bond Fund (USD Hedged) recently commenced operations and, therefore, the Agreement with respect to this Fund was not up for renewal.

28       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (Unaudited) (continued)

In addition, the Board took into consideration its overall experience with the Adviser and the Sub-Advisers, and its experience with them during the prior year, as well as information contained in the various written and oral reports provided to the Board, including but not limited to quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from portfolio managers, product managers and other senior employees of the Adviser and certain of the Sub-Advisers. As a result of this process, at the in-person meeting held on December 15, 2016, the Board unanimously agreed to approve the continuation of the Agreements with respect to each Fund. The Board reviewed materials and made their respective determinations based on a Fund-by-Fund basis.

Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Board, including the Independent Trustees, examined the nature, quality and extent of the investment advisory services provided (or to be provided) by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel.

The Board, including the Independent Trustees, also considered: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the assets of the HSBC Family of Funds; (iv) the Adviser’s ongoing commitment to implement rulemaking initiatives of the SEC, including the SEC’s new liquidity risk management and data modernization rules and rule amendments; (iv) the business strategy of the Adviser and its parent company and their financial and other resources that are committed to the Funds’ business; and (v) the capabilities and performance of the Adviser’s portfolio management teams and other personnel.

With respect to the Money Market Funds, the Board also considered the additional yield support, in the form of additional expense reductions, provided by the Adviser and its affiliates to maintain a competitive yield for the Money Market Funds, and noted the impact of these subsidies and waivers had on the profitability of the Adviser. In addition, the Board considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives.

The Board, including the Independent Trustees, also examined the nature, quality and extent of the services that the Sub-Advisers provide (or will provide) to their respective Funds. In this regard, the Board considered the investment performance, as described below, and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, their experience, and the quality of their compliance programs, among other factors.

Based on these considerations, the Board, including the Independent Trustees, concluded that the nature, quality and extent of the services provided by the Adviser and Sub-Advisers supported continuance of the Agreements.

Investment Performance of the Funds, Adviser and Sub-Advisers. The Board, including the Independent Trustees, considered the investment performance of each Fund (except the HSBC Economic Scale Index Emerging Markets Equity Fund, which had not commenced investment operations at the time of the Meetings) over various periods of time, as compared to one another as well as to comparable peer funds, one or more benchmark indices and other accounts managed by the Adviser and Sub-Advisers.

In the context of the Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Income Strategy Fund (the “World Selection Funds”), the Board considered the relationship between the targeted risk, or volatility, levels of the Funds and their performance, as well as the difficulties in identifying an appropriate peer group against which to compare these Funds in light of their targeted risk levels.

In the context of the HSBC Opportunity Portfolio, the Board discussed Fund expenses, including the sub-advisory fees paid to Westfield, and recent performance and volatility information.

In the context of the HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund, HSBC Frontier Markets Fund, HSBC Total Return Fund, HSBC Asia ex-Japan Smaller Companies Equity Fund, HSBC Global Equity Volatility Focused Fund, HSBC Global High Yield Bond Fund, and HSBC Global High Income Bond Fund, the Board evaluated each Fund’s performance against the comparative data provided by Strategic Insight. The Independent Trustees also considered the Adviser’s commentary on this comparative data.

HSBC FAMILY OF FUNDS       29

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (Unaudited) (continued)

The Board also considered each Fund’s current expense ratios compared to its peers, and the current asset size of each Fund.

For the Money Market Funds, the Board considered the additional yield support that the Adviser had provided in order for the Money Market Funds to maintain positive yield and performance, and that the returns of the Funds were similar to their competitors.

The Board, including the Independent Trustees, considered the Adviser’s commitment to continue to evaluate and undertake actions to help generate competitive investment performance. The Board, including the Independent Trustees, concluded that under the circumstances, the investment performance of each Fund was such that each Agreement should continue.

Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Board, including the Independent Trustees, considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Board considered the Adviser’s profitability and costs, including, but not limited to, an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Board also considered the contractual advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Strategic Insight. The Board determined that, although some competitors had lower fees than the Funds, in general, the Fund’s advisory fees were reasonable in light of the nature and quality of services provided, noting the resources, expertise and experience provided to the Funds by the Adviser and Sub-Advisers.

The Board also considered information comparing the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser.

The Board further considered the costs of the services provided by the Sub-Advisers, as available; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. In the context of the HSBC Opportunity Portfolio, the Board considered the sub-advisory fee structures, and any applicable breakpoints. In addition, the Board discussed the distinction between the services provided by the Adviser to HSBC Funds with sub-advisers pursuant to the Advisory Contracts and the services provided by the sub-advisers pursuant to the Sub-Advisory Contracts. The Board also considered information on profitability where provided by the Sub-Advisers.

The Board, including the Independent Trustees, concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were reasonable in light of the factors set forth above.

Other Relevant Considerations. The Board, including the Independent Trustees, also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Board also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds and noted the Adviser’s entrepreneurial commitment to the Funds. In addition, the Board considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

In approving the renewal of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Funds. The Board evaluated all information available to them on a Fund-by-Fund basis, and their decisions were made separately with respect to each Fund. In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

30       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of April 30, 2017 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 through April 30, 2017.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/16	4/30/17	11/1/16 - 4/30/17	11/1/16 - 4/30/17
U.S. Government Money
Market Fund	Class A Shares	$1,000.00	$1,000.30	$2.73	0.55%
	Class B Shares	1,000.00	1,000.10	2.93	0.59%
	Class D Shares	1,000.00	1,000.70	2.28	0.46%
	Class E Shares	1,000.00	1,001.30	1.59	0.32%
	Class I Shares	1,000.00	1,002.40	0.60	0.12%
	Intermediary Class Shares	1,000.00	1,002.10	0.89	0.18%
	Intermediary Service
	Class Shares	1,000.00	1,002.00	0.94	0.19%
	Class Y Shares	1,000.00	1,001.90	1.14	0.23%

U.S. Treasury Money
Market Fund	Class D Shares	1,000.00	1,000.50	2.38	0.48%
	Class E Shares	1,000.00	1,001.80	1.09	0.22%
	Class I Shares	1,000.00	1,002.20	0.70	0.14%
	Intermediary Class Shares	1,000.00	1,001.80	1.09	0.22%
	Intermediary Service
	Class Shares	1,000.00	1,001.90	0.99	0.20%
	Class Y Shares	1,000.00	1,001.60	1.24	0.25%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

HSBC FAMILY OF FUNDS       31

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of April 30, 2017 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/16	4/30/17	11/1/16 - 4/30/17	11/1/16 - 4/30/17
U.S. Government Money
Market Fund	Class A Shares	$1,000.00	$1,022.07	$2.76	0.55%
	Class B Shares	1,000.00	1,021.87	2.96	0.59%
	Class D Shares	1,000.00	1,022.51	2.31	0.46%
	Class E Shares	1,000.00	1,023.21	1.61	0.32%
	Class I Shares	1,000.00	1,024.20	0.60	0.12%
	Intermediary Class Shares	1,000.00	1,023.90	0.90	0.18%
	Intermediary Service
	Class Shares	1,000.00	1,023.85	0.95	0.19%
	Class Y Shares	1,000.00	1,023.65	1.15	0.23%

U.S. Treasury Money
Market Fund	Class D Shares	1,000.00	1,022.41	2.41	0.48%
	Class E Shares	1,000.00	1,023.70	1.10	0.22%
	Class I Shares	1,000.00	1,024.10	0.70	0.14%
	Intermediary Class Shares	1,000.00	1,023.70	1.10	0.22%
	Intermediary Service
	Class Shares	1,000.00	1,023.80	1.00	0.20%
	Class Y Shares	1,000.00	1,023.55	1.25	0.25%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

32       HSBC FAMILY OF FUNDS

Other Information (Unaudited):

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

Each Fund discloses on its website at www.investorfunds.us.hsbc.com, within five business days after the end of each month, a complete schedule of portfolio holdings and information regarding the weighted average maturity of the Fund. In addition, each Fund files with the Commission on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The Funds’ Forms N-MFP are be available on the Commission’s website at http://www.sec.gov and the Funds’ website also contains a link to these filings. An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC FAMILY OF FUNDS       33

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients:
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders:

HSBC Funds
P.O. Box 8106
Boston, MA 02266-8106
1-800-782-8183

TRANSFER AGENT

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

DISTRIBUTOR

Foreside Distribution Services, L.P.
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-SAR-MMF-0617	6/17

HSBC Global Asset Management (USA) Inc.

HSBC World Selection™ Funds
Semi-Annual Report
April 30, 2017

WORLD SELECTION FUNDS	Class A	Class B	Class C
Aggressive Strategy Fund	HAAGX	HBAGX	HCAGX
Balanced Strategy Fund	HAGRX	HSBGX	HCGRX
Moderate Strategy Fund	HSAMX	HSBMX	HSCMX
Conservative Strategy Fund	HACGX	HBCGX	HCCGX
Income Strategy Fund	HINAX	HINBX	HINCX

HSBC World Selection Funds
Semi-Annual Report - April 30, 2017

Glossary of Terms	2
Commentary From the Investment Manager	3
Portfolio Reviews	4
Portfolio Composition	14

Schedules of Portfolio Investments
Aggressive Strategy Fund	15
Balanced Strategy Fund	16
Moderate Strategy Fund	17
Conservative Strategy Fund	18
Income Strategy Fund	19
Statements of Assets and Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	28
Notes to Financial Statements	33
Investment Adviser Contract Approval	42
Table of Shareholder Expenses	45
Other Information	47

The World Selection Funds (the “Funds”) are “fund of funds” which aim to provide superior risk adjusted returns relative to a single asset class investment over the long term by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”), mutual funds managed by investment advisers that are not associated with the Adviser and exchange traded funds (“ETFs”) (collectively, “Underlying Funds”). The Funds may also purchase or hold exchange traded notes (“ETNs”). The Funds’ broadly diversified investment approach across various asset classes and investment styles aims to contribute to achieving their objectives. Each World Selection Fund has a strategic asset allocation which represents a carefully constructed blend of asset classes, regions and currencies to meet longer term investment goals.

Glossary of Terms

Bloomberg Barclays U.S. Aggregate Bond Index is an index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

BofA Merrill Lynch U.S. High Yield Master II Index is an index that tracks the performance of USD-denominated, below investment-grade corporate debt publicly issued in the U.S. domestic market.

Citigroup U.S. Domestic 3-Month Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of three months.

Gross Domestic Product (“GDP”) is the value of goods and services produced in a given country in a given year.

MSCI Europe Australasia and Far East (“MSCI EAFE”) Index is an equity index which captures the large- and mid-cap representation across developed markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK (excluding the US and Canada).

MSCI Emerging Markets (“MSCI EM”) Index is an index that captures the large- and mid-cap representation across 24 emerging markets countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s 500 (“S&P 500”) Index is an index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities.

Securities indices are unmanaged and assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

Global Economic Review

Improving economic fundamentals in many economies spurred robust global economic growth over the six-month period between November 1, 2016, and April 30, 2017. Equities in developed markets rose during each month of the period as strong corporate profits, supportive monetary policy, tightening labor markets and other positive economic data buoyed investor sentiment.

Shortly after the start of the six-month period, the surprise election of Donald J. Trump as president of the United States jolted global markets and sent equities into a soaring rally. The election’s outcome created optimism among many investors that the new president would follow through on campaign promises to pursue tax reform, reduce regulations, streamline fossil fuel energy production and implement other policies considered business-friendly. However, the prospect of a new era of protectionist trade policies and political unpredictability appeared to present significant challenges for certain industries and economies.

U.S. economic growth weakened during the period, dragged down most notably by a slowdown in consumer spending early in 2017. Many other economic indicators were quite impressive, however. Consumer confidence hit a 16-year high in March 2017, home prices rose to levels last seen well before the 2008 housing crisis, business confidence ticked upwards and manufacturing activity moved higher.

U.S. gross domestic product (GDP1) grew at a rate of 2.1% in the fourth quarter of 2016. A preliminary estimate puts GDP growth at 0.7% for the first quarter of 2017.

The U.S. labor market tightened during the period. Some economists concluded that the U.S. had reached full employment, meaning that nearly all individuals able and willing to work were employed. The unemployment rate dropped to a 10-year low of 4.4% during the last month of the period. Wages trended higher, though the rate of wage growth remains sluggish.

The global economy appeared to be in the midst of a cyclical expansion during the six-month period, as many major economies experienced increasing growth and improving credit conditions. Government borrowing costs remained low, debt ratios were more stable than in recent years and budget deficits in many nations returned to pre-crisis levels.

The eurozone experienced an acceleration of economic activity, showing resilience in the wake of the intense uncertainty caused by the U.K.’s Brexit vote. This strength was supported by a tightening labor market, robust consumption and an uptick in manufacturing activity caused by a weaker euro and a recovery in regional fixed investment. The eurozone economy also benefited from improving credit conditions and easing fiscal austerity by many governments. At its April meeting, European Central Bank (ECB) President Draghi noted that the recovery was “increasingly solid.” The longer-term consequences of Brexit, however, and the wave of rising populism in the region’s politics, continued to cast a shadow of uncertainty across Europe and the U.K.

The Bank of Japan continued its loose monetary policy and ongoing fiscal stimulus efforts with mixed results. Economic growth gained momentum, supported by a pickup in exports. The fundamentals of the Japanese economy, including personal consumption, remained relatively weak. On the upside, the labor market showed signs of improvement.

China’s economy reaccelerated during the period following multiple years of slowing growth. The Chinese industrial sector was boosted by improving exports and strong activity in the property sector. Strong economic growth in China remains highly dependent on steady growth of credit. For that reason, the People’s Bank of China (PBoC) took the step during the period to allow interbank rates to increase, aiming to contain leverage risks and offset downward pressure on the yuan as U.S. Federal Reserve Board (the Fed) tightens policy.

Increasing economic growth in China improved the outlook for many emerging-markets economies and helped drive commodity production and industrial and trade activity. Emerging economies that are heavily reliant on trade with China were the prime beneficiaries.

Another major theme impacting the global economy during the six-month period was the prospect that a rising tide of nationalist populism might bring a wave of trade protectionism. President Donald Trump quickly withdrew the U.S. from the Trans-Pacific Partnership trade deal upon taking office, but he was less quick to act on other campaign promises with the potential to shake up global trade, including renegotiating the terms of NAFTA, constructing a wall along the southern border with Mexico and imposing tariffs on “currency manipulators.” The Trump administration’s delays in these areas supported improving economic outlook for some economies reliant on trade with the U.S.

The Fed twice raised its federal funds rate during the six-month period, motivated in large part by rising inflation. The first increase, an expected move, occurred in December when the Fed raised the target range to 0.50% to 0.75%. The second increase occurred in March, which was somewhat less anticipated, set the target range at 0.75% to 1.00%.

Market Review

U.S. equities posted strong gains over the six-month period. Stocks rallied for more than a month following the presidential election on November 9, 2016 and then trended upward for the remainder of the period.

The S&P 500 Index1 of large company stocks advanced 13.32% for the six months through April 2017. The Russell 2000® Index1 of small company stocks soared 18.37%.

U.S. stocks generally outperformed international markets during the period. Emerging markets stocks lagged behind their developed markets counterparts, reversing a trend of recent years. Emerging markets equities sold off significantly in the immediate aftermath of the U.S. election due in large part to concerns about increased U.S. trade protectionism and a stronger U.S. dollar. These concerns receded somewhat later in the period, supporting modest emerging gains that offset some earlier losses. The MSCI Emerging Markets Index1, which fell 7% in four days following the election, ended the period up 9.03%. The MSCI EAFE Index1 of developed market international stocks gained 11.73% for the period.

The Bloomberg Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed income market, retreated 0.67% for the six months through April 2017. Credit spreads compressed substantially over the past 12 months as investors grew more aware of the risk of tighter U.S. monetary policy. Lower-quality credit outperformed higher-quality assets more sensitive to interest rate movements. Treasury yields rose significantly.

1	For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       3

Portfolio Reviews (Unaudited)
Aggressive Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management

The Aggressive Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”) and mutual funds and exchange traded fund (“ETFs”) managed by investment advisers that are not associated with the Adviser (collectively, “Underlying Funds”). The Fund may invest in both actively-managed and passively-managed Underlying Funds to implement the Adviser’s investment views.

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

High Yield Risk: High yield, lower rated securities are considered speculative investments, involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Fluctuations in interest rates may affect the yield, liquidity and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments will fall. The risks associated with rising interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future, with unpredictable effects on the markets and the Fund’s investments. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

REIT Risk: Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 10.59% (without sales charge) for the Class A Shares for the six month period ended April 30, 2017. That compared to a 13.32% total return for the Fund’s primary benchmark, the S&P 500 Index1.

The Fund measured performance against several additional reference indices for the six month period ended April 30, 2017: the MSCI ACWI Index1 (12.06% total return), the MSCI EAFE Index1 (11.73% total return), Bloomberg Barclays U.S. Aggregate Bond Index1 (-0.67% total return), BofA Merrill Lynch U.S. High Yield Master II Index1 (5.50% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.23% total return).

Portfolio Performance

Global equity markets delivered positive returns over the period, supported by geopolitical events, strong corporate earnings and improving economic conditions in major markets such as the U.S., Europe, and Japan. Emerging markets equities also rallied on positive economic data from China and a weak U.S. dollar.

U.S. stocks began their rally during the first two months of the period, driven by positive sentiment following the November presidential election. Investors looked favorably on Donald Trump’s anticipated pro-business and pro-growth policies. Those gains continued through early 2017 amid positive corporate earnings, signs of resilient consumer demand and a slightly steeper yield curve.

By contrast, international equity markets generally declined in the immediate aftermath of the U.S. election due to concerns about some of the more controversial trade policies of the incoming administration. These stocks went on to rally in 2017, however, on positive economic data from Europe, and Japan and strong performance from emerging markets.

In fixed income markets, U.S. short-term bond yields rose during the period amid interest rate hikes in December and March. As a result, most global bond sectors experienced negative performance in the first half of the period. But in early 2017, a combination of positive economic data, rising inflation and signs of tightening monetary policy among global central bankers caused investment-grade and corporate bonds and emerging markets debt to outperform government debt.†

Because of the strong performance in equity markets, we believe that the excess return expected in equities versus bonds is now in line with historical averages. In this environment, we have taken a more neutral view on global equities. Within fixed income, we prefer investment grade, emerging market local debt, and high-yield bonds to government securities. While absolute return expectations have been tempered in some asset classes due to recent strong performance, macroeconomic and policy conditions continue to be supportive of maintaining exposure to riskier assets over government bonds.†

†     Portfolio composition is subject to change.
1     For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

4       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Aggressive Strategy Fund

			Average Annual			Expense
Fund Performance			Total Return (%)			Ratio (%)[4]
	Inception	Six	1	5	10
As of April 30, 2017	Date	Months*	Year	Year	Year	Gross	Net
Aggressive Strategy Fund Class A1	2/14/05	5.10	7.87	6.33	3.09	2.00	1.72
Aggressive Strategy Fund Class B2	2/9/05	6.20	8.62	6.62	3.15	2.75	2.47
Aggressive Strategy Fund Class C3	6/9/05	9.18	11.61	6.62	3.23	2.75	2.47
S&P 500 Index[5]	—	13.32	17.92	13.68	7.15	N/A	N/A
MSCI ACWI Index[5]	—	12.06	15.77	9.55	4.27	N/A	N/A
MSCI EAFE Index[5]	—	11.73	11.83	7.27	1.34	N/A	N/A
Bloomberg Barclays U.S. Aggregate Bond Index[5]	—	-0.67	0.83	2.27	4.30	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	5.50	13.66	6.87	7.32	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.23	0.37	0.12	0.58	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund had invested, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

*	Aggregate total return.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2017. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2017 expense ratios can be found in the financial highlights. Expenses of the Underlying Funds are reflected in realized and unrealized gain (loss) on investments in the accompanying Statement of Operations, and are not included in the expense ratios shown in the accompanying Financial Highlights.
5	For additional information, please refer to the Glossary of Terms.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also an ideal proxy for the total market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       5

Portfolio Reviews (Unaudited)
Balanced Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management

The Balanced Strategy Fund (the “Fund”) is a “fund of funds” which seeks long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”) and mutual funds and exchange traded fund (“ETFs”) managed by investment advisers that are not associated with the Adviser (collectively, “Underlying Funds”). The Fund may invest in both actively-managed and passively-managed Underlying Funds to implement the Adviser’s investment views.

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

High Yield Risk: High yield, lower rated securities are considered speculative investments, involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Fluctuations in interest rates may affect the yield, liquidity and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments will fall. The risks associated with rising interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future, with unpredictable effects on the markets and the Fund’s investments. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

REIT Risk: Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 9.23% (without sales charge) for the Class A Shares for the six month period ended April 30, 2017. That compared to a 13.32% total return for the Fund’s primary benchmark, the S&P 500 Index1.

The Fund measured performance against several additional reference indices for the six month period ended April 30, 2017: the MSCI ACWI Index1 (12.06% total return), the MSCI EAFE Index1 (11.73% total return), Bloomberg Barclays U.S. Aggregate Bond Index1 (-0.67%, total return), BofA Merrill Lynch U.S. High Yield Master II Index1 (5.50% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.23% total return).

Portfolio Performance

Global equity markets delivered positive returns over the period, supported by geopolitical events, strong corporate earnings and improving economic conditions in major markets such as the U.S., Europe, and Japan. Emerging markets equities also rallied on positive economic data from China and a weak U.S. dollar.

U.S. stocks began their rally during the first two months of the period, driven by positive sentiment following the November presidential election. Investors looked favorably on Donald Trump’s anticipated pro-business and pro-growth policies. Those gains continued through early 2017 amid positive corporate earnings, signs of resilient consumer demand and a slightly steeper yield curve.

By contrast, international equity markets generally declined in the immediate aftermath of the U.S. election due to concerns about some of the more controversial trade policies of the incoming administration. These stocks went on to rally in 2017, however, on positive economic data from Europe, and Japan and strong performance from emerging markets.

In fixed income markets, U.S. short-term bond yields rose during the period amid interest rate hikes in December and March. As a result, most global bond sectors experienced negative performance in the first half of the period. But in early 2017, a combination of positive economic data, rising inflation and signs of tightening monetary policy among global central bankers caused investment-grade and corporate bonds and emerging markets debt to outperform government debt.†

Because of the strong performance in equity markets, we believe that the excess return expected in equities versus bonds is now in line with historical averages. In this environment, we have taken a more neutral view on global equities. Within fixed income, we prefer investment grade, emerging market local debt, and high-yield bonds to government securities. While absolute return expectations have been tempered in some asset classes due to recent strong performance, macroeconomic and policy conditions continue to be supportive of maintaining exposure to riskier assets over government bonds.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Balanced Strategy Fund

			Average Annual			Expense
Fund Performance			Total Return (%)			Ratio (%)[4]
	Inception	Six	1	5	10
As of April 30, 2017	Date	Months*	Year	Year	Year	Gross	Net
Balanced Strategy Fund Class A1	2/8/05	3.79	6.67	5.34	3.24	1.55	1.55
Balanced Strategy Fund Class B2	2/1/05	4.76	7.45	5.63	3.31	2.30	2.30
Balanced Strategy Fund Class C3	4/27/05	7.80	10.48	5.63	3.40	2.30	2.30
S&P 500 Index[5]	—	13.32	17.92	13.68	7.15	N/A	N/A
MSCI ACWI Index[5]	—	12.06	15.77	9.55	4.27	N/A	N/A
MSCI EAFE Index[5]	—	11.73	11.83	7.27	1.34	N/A	N/A
Bloomberg Barclays U.S. Aggregate Bond Index[5]	—	-0.67	0.83	2.27	4.30	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	5.50	13.66	6.87	7.32	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.23	0.37	0.12	0.58	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund had invested, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

*	Aggregate total return.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2017. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2017 expense ratios can be found in the financial highlights. Expenses of the Underlying Funds are reflected in realized and unrealized gain (loss) on investments in the accompanying Statement of Operations, and are not included in the expense ratios shown in the accompanying Financial Highlights.
5	For additional information, please refer to the Glossary of Terms.

The Fund’s performance is primarily measured against the S&P 500 Index, an unmanaged index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also an ideal proxy for the total market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       7

Portfolio Reviews (Unaudited)
Moderate Strategy Fund
(Class A Shares, Class B Shares and Class C Shares)

by Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management

The Moderate Strategy Fund (the “Fund”) is a “fund of funds” which seeks high total return consisting of long-term growth of capital and current income by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”) and mutual funds and exchange traded fund (“ETFs”) managed by investment advisers that are not associated with the Adviser (collectively, “Underlying Funds”). The Fund may invest in both actively-managed and passively-managed Underlying Funds to implement the Adviser’s investment views.

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

High Yield Risk: High yield, lower rated securities are considered speculative investments, involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Fluctuations in interest rates may affect the yield, liquidity and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments will fall. The risks associated with rising interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future, with unpredictable effects on the markets and the Fund’s investments. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

REIT Risk: Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 6.29% (without sales charge) for the Class A Shares for the six month period ended April 30, 2017. That compared to a -0.67% total return for the Fund’s primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1.

The Fund measured performance against several additional reference indices for the six month period ended April 30, 2017: the S&P 500 Index1 (13.32% total return), the MSCI ACWI Index1 (12.06% total return), MSCI EAFE Index1 (11.73% total return), BofA Merrill Lynch U.S. High Yield Master II Index1 (5.50% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.23% total return).

Portfolio Performance

Global equity markets delivered positive returns over the period, supported by geopolitical events, strong corporate earnings and improving economic conditions in major markets such as the U.S., Europe, and Japan. Emerging markets equities also rallied on positive economic data from China and a weak U.S. dollar.

U.S. stocks began their rally during the first two months of the period, driven by positive sentiment following the November presidential election. Investors looked favorably on Donald Trump’s anticipated pro-business and pro-growth policies. Those gains continued through early 2017 amid positive corporate earnings, signs of resilient consumer demand and a slightly steeper yield curve.

By contrast, international equity markets generally declined in the immediate aftermath of the U.S. election due to concerns about some of the more controversial trade policies of the incoming administration. These stocks went on to rally in 2017, however, on positive economic data from Europe, and Japan and strong performance from emerging markets.

In fixed income markets, U.S. short-term bond yields rose during the period amid interest rate hikes in December and March. As a result, most global bond sectors experienced negative performance in the first half of the period. But in early 2017, a combination of positive economic data, rising inflation and signs of tightening monetary policy among global central bankers caused investment-grade and corporate bonds and emerging markets debt to outperform government debt.†

Because of the strong performance in equity markets, we believe that the excess return expected in equities versus bonds is now in line with historical averages. In this environment, we have taken a more neutral view on global equities. Within fixed income, we prefer investment grade, emerging market local debt, and high-yield bonds to government securities. While absolute return expectations have been tempered in some asset classes due to recent strong performance, macroeconomic and policy conditions continue to be supportive of maintaining exposure to riskier assets over government bonds.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Moderate Strategy Fund

			Average Annual			Expense
Fund Performance			Total Return (%)			Ratio (%)[4]
	Inception	Six	1	5	10
As of April 30, 2017	Date	Months*	Year	Year	Year	Gross	Net
Moderate Strategy Fund Class A1	2/3/05	0.97	3.32	4.03	3.02	1.56	1.56
Moderate Strategy Fund Class B2	2/1/05	1.80	3.80	4.33	3.09	2.31	2.31
Moderate Strategy Fund Class C3	6/9/05	4.86	6.89	4.34	3.16	2.31	2.31
Bloomberg Barclays U.S. Aggregate Bond Index[5]	—	-0.67	0.83	2.27	4.30	N/A	N/A
S&P 500 Index[5]	—	13.32	17.92	13.68	7.15	N/A	N/A
MSCI ACWI Index[5]	—	12.06	15.77	9.55	4.27	N/A	N/A
MSCI EAFE Index[5]	—	11.73	11.83	7.27	1.34	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	5.50	13.66	6.87	7.32	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.23	0.37	0.12	0.58	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund had invested, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

*	Aggregate total return.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2017. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2017 expense ratios can be found in the financial highlights. Expenses of the Underlying Funds are reflected in realized and unrealized gain (loss) on investments in the accompanying Statement of Operations, and are not included in the expense ratios shown in the accompanying Financial Highlights.
5	For additional information, please refer to the Glossary of Terms.

The Fund’s performance is primarily measured against the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       9

Portfolio Reviews (Unaudited)
Conservative Strategy Fund (Class A Shares, Class B Shares and Class C Shares)

by Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management

The Conservative Strategy Fund (the “Fund”) is a “fund of funds” which seeks high total return consisting of long-term growth of capital and current income by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”) and mutual funds and exchange traded fund (“ETFs”) managed by investment advisers that are not associated with the Adviser (collectively, “Underlying Funds”). The Fund may invest in both actively-managed and passively-managed Underlying Funds to implement the Adviser’s investment views.

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

High Yield Risk: High yield, lower rated securities are considered speculative investments, involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Fluctuations in interest rates may affect the yield, liquidity and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments will fall. The risks associated with rising interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future, with unpredictable effects on the markets and the Fund’s investments. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

REIT Risk: Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 2.77% (without sales charge) for the Class A Shares for the six month period ended April 30, 2017. That compared to a -0.67% total return for the Fund’s primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1.

The Fund measured performance against several additional reference indices for the six month period ended April 30, 2017: the S&P 500 Index1 (13.32% total return), the MSCI ACWI Index1 (12.06% total return), MSCI EAFE Index1 (11.73% total return), BofA Merrill Lynch U.S. High Yield Master II Index1 (5.50% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.23% total return).

Portfolio Performance

Global equity markets delivered positive returns over the period, supported by geopolitical events, strong corporate earnings and improving economic conditions in major markets such as the U.S., Europe, and Japan. Emerging markets equities also rallied on positive economic data from China and a weak U.S. dollar.

U.S. stocks began their rally during the first two months of the period, driven by positive sentiment following the November presidential election. Investors looked favorably on Donald Trump’s anticipated pro-business and pro-growth policies. Those gains continued through early 2017 amid positive corporate earnings, signs of resilient consumer demand and a slightly steeper yield curve.

By contrast, international equity markets generally declined in the immediate aftermath of the U.S. election due to concerns about some of the more controversial trade policies of the incoming administration. These stocks went on to rally in 2017, however, on positive economic data from Europe, and Japan and strong performance from emerging markets.

In fixed income markets, U.S. short-term bond yields rose during the period amid interest rate hikes in December and March. As a result, most global bond sectors experienced negative performance in the first half of the period. But in early 2017, a combination of positive economic data, rising inflation and signs of tightening monetary policy among global central bankers caused investment-grade and corporate bonds and emerging markets debt to outperform government debt.†

Because of the strong performance in equity markets, we believe that the excess return expected in equities versus bonds is now in line with historical averages. In this environment, we have taken a more neutral view on global equities. Within fixed income, we prefer investment grade, emerging market local debt, and high-yield bonds to government securities. While absolute return expectations have been tempered in some asset classes due to recent strong performance, macroeconomic and policy conditions continue to be supportive of maintaining exposure to riskier assets over government bonds.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Conservative Strategy Fund

			Average Annual			Expense
Fund Performance			Total Return (%)			Ratio (%)[4]
	Inception	Six	1	5	10
As of April 30, 2017	Date	Months*	Year	Year	Year	Gross	Net
Conservative Strategy Fund Class A1	2/23/05	-2.41	-0.73	2.49	2.55	1.96	1.80
Conservative Strategy Fund Class B2	2/17/05	-1.61	-0.28	2.79	2.63	2.71	2.55
Conservative Strategy Fund Class C3	4/19/05	1.41	2.69	2.80	2.75	2.71	2.55
Bloomberg Barclays U.S. Aggregate Bond Index[5]	—	-0.67	0.83	2.27	4.30	N/A	N/A
S&P 500 Index[5]	—	13.32	17.92	13.68	7.15	N/A	N/A
MSCI ACWI Index[5]	—	12.06	15.77	9.55	4.27	N/A	N/A
MSCI EAFE Index[5]	—	11.73	11.83	7.27	1.34	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	5.50	13.66	6.87	7.32	N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.23	0.37	0.12	0.58	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2018.

Certain returns shown include monies received by series of HSBC Portfolios (the “Portfolios”), in which the Fund had invested, in respect of one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolios not received the payments.

*	Aggregate total return.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2017. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Opportunity Portfolio) to an annual rate of 1.50%, 2.25% and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2017 expense ratios can be found in the financial highlights. Expenses of the Underlying Funds are reflected in realized and unrealized gain (loss) on investments in the accompanying Statement of Operations, and are not included in the expense ratios shown in the accompanying Financial Highlights.
5	For additional information, please refer to the Glossary of Terms.

The Fund’s performance is primarily measured against the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       11

Portfolio Reviews (Unaudited)
Income Strategy Fund (Class A Shares, Class B Shares and Class C Shares)

by Rayman Bovell, CFA, Senior Vice President and Head of Wealth Portfolio Management

The Income Strategy Fund (the “Fund”) is a “fund of funds” which primarily seeks current income and secondarily seeks to provide long-term growth of capital by investing primarily in underlying funds. The underlying funds may include mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”) and mutual funds and exchange traded fund (“ETFs”) managed by investment advisers that are not associated with the Adviser (collectively, “Underlying Funds”). The Fund may invest in both actively-managed and passively-managed Underlying Funds to implement the Adviser’s investment views.

Investment Concerns

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying Funds also have their own expenses, which the Fund bears in addition to its own expenses.

Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

High Yield Risk: High yield, lower rated securities are considered speculative investments, involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed income securities. Fluctuations in interest rates may affect the yield, liquidity and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments will fall. The risks associated with rising interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future, with unpredictable effects on the markets and the Fund’s investments. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

REIT Risk: Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

The Fund returned 1.90% (without sales charge) for the Class A Shares for the six month period ended April 30, 2017. That compared to a -0.67% total return for the Fund’s primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1.

The Fund measured performance against several additional reference indices for the six month period ended April 30, 2017: the S&P 500 Index1 (13.32% total return), the MSCI ACWI Index1 (12.06% total return), MSCI EAFE index (11.73% total return), BofA Merrill Lynch U.S. High Yield Master II Index1 (5.50% total return) and Citigroup U.S. Domestic 3-Month Treasury Bill Index1 (0.23% total return).

Portfolio Performance

Global equity markets delivered positive returns over the period, supported by geopolitical events, strong corporate earnings and improving economic conditions in major markets such as the U.S., Europe, and Japan. Emerging markets equities also rallied on positive economic data from China and a weak U.S. dollar.

U.S. stocks began their rally during the first two months of the period, driven by positive sentiment following the November presidential election. Investors looked favorably on Donald Trump’s anticipated pro-business and pro-growth policies. Those gains continued through early 2017 amid positive corporate earnings, signs of resilient consumer demand and a slightly steeper yield curve.

By contrast, international equity markets generally declined in the immediate aftermath of the U.S. election due to concerns about some of the more controversial trade policies of the incoming administration. These stocks went on to rally in 2017, however, on positive economic data from Europe, and Japan and strong performance from emerging markets.

In fixed income markets, U.S. short-term bond yields rose during the period amid interest rate hikes in December and March. As a result, most global bond sectors experienced negative performance in the first half of the period. But in early 2017, a combination of positive economic data, rising inflation and signs of tightening monetary policy among global central bankers caused investment-grade and corporate bonds and emerging markets debt to outperform government debt.†

Because of the strong performance in equity markets, we believe that the excess return expected in equities versus bonds is now in line with historical averages. In this environment, we have taken a more neutral view on global equities. Within fixed income, we prefer investment grade, emerging market local debt, and high-yield bonds to government securities. While absolute return expectations have been tempered in some asset classes due to recent strong performance, macroeconomic and policy conditions continue to be supportive of maintaining exposure to riskier assets over government bonds.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
Income Strategy Fund

			Average Annual				Expense
Fund Performance			Total Return (%)				Ratio (%)[4]
	Inception	Six	1	5	Since
As of April 30, 2017	Date	Months*	Year	Year	Inception		Gross	Net
Income Strategy Fund Class A1	3/20/12	-2.97	-1.42	1.83	2.03		13.65	1.77
Income Strategy Fund Class B2	3/20/12	-2.50	-1.34	2.06	2.23		14.40	2.52
Income Strategy Fund Class C3	3/20/12	0.50	1.67	2.04	2.24		14.40	2.52
Bloomberg Barclays U.S. Aggregate Bond Index[5]	—	-0.67	0.83	2.27	4.30		N/A	N/A
S&P 500 Index[5]	—	13.32	17.92	13.68	7.15	[6]	N/A	N/A
MSCI ACWI Index[5]	—	12.06	15.77	9.55	4.27	[6]	N/A	N/A
MSCI EAFE Index[5]	—	11.73	11.83	7.27	1.34	[6]	N/A	N/A
BofA Merrill Lynch U.S. High Yield Master II Index[5]	—	5.50	13.66	6.87	7.32		N/A	N/A
Citigroup U.S. Domestic 3-Month Treasury Bill Index[5]	—	0.23	0.37	0.12	0.58	[6]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2018.

*	Aggregate total return.
1	Reflects the maximum sales charge of 4.75%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	Reflects the expense ratios as reported in the prospectus dated February 28, 2017. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the HSBC Opportunity Portfolio) to an annual rate of 1.50%, 2.25% and 2.25% for Class A Shares, Class B Shares and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2018. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2017 expense ratios can be found in the financial highlights. Expenses of the Underlying Funds are reflected in realized and unrealized gain (loss) on investments in the accompanying Statement of Operations, and are not included in the expense ratios shown in the accompanying Financial Highlights.
5	For additional information, please refer to the Glossary of Terms.
6	Return for the period March 20, 2012 to April 30, 2017.

The Fund’s performance is primarily measured against the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       13

Portfolio Reviews
Portfolio Composition* April 30, 2017 (Unaudited)

HSBC Aggressive Strategy Fund
Percentage of
Investment Allocation	Investments at Value (%)
Cash	100.0
Total	100.0

HSBC Balanced Strategy Fund
Percentage of
Investment Allocation	Investments at Value (%)
Cash	100.0
Total	100.0

HSBC Moderate Strategy Fund
Percentage of
Investment Allocation	Investments at Value (%)
Cash	100.0
Total	100.0

HSBC Conservative Strategy Fund
Percentage of
Investment Allocation	Investments at Value (%)
Cash	100.0
Total	100.0

HSBC Income Strategy Fund
Percentage of
Investment Allocation	Investments at Value (%)
Cash	100.0
Total	100.0
____________________

*       Portfolio composition is subject to change.

14        HSBC FAMILY OF FUNDS

HSBC AGGRESSIVE STRATEGY FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited)

Affiliated Investment Company – 2.6%
	Shares	Value ($)
HSBC U.S. Government Money Market
Fund, Class I Shares, 0.73%(a)	322,093	322,093
TOTAL AFFILIATED INVESTMENT
COMPANY (COST $322,093)		322,093
TOTAL INVESTMENT
SECURITIES - 2.6%
(COST $322,093)		322,093
Other Assets (Liabilities) - 97.4%		12,266,169
NET ASSETS - 100%		$12,588,262
____________________

(a)	The rate represents the annualized one-day yield that was in effect on April 30, 2017.

See notes to financial statements.	HSBC FAMILY OF FUNDS 15

HSBC BALANCED STRATEGY FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited)

Affiliated Investment Company — 3.2%
	Shares	Value ($)
HSBC U.S. Government Money Market
Fund, Class I Shares, 0.73%(a)	1,030,055	1,030,055
TOTAL AFFILIATED INVESTMENT
COMPANY (COST $1,030,055)		1,030,055
TOTAL INVESTMENT
SECURITIES - 3.2%
(COST $1,030,055)		1,030,055
Other Assets (Liabilities) - 96.8%		31,011,036
NET ASSETS - 100%		$32,041,091
____________________

(a)	The rate represents the annualized one-day yield that was in effect on April 30, 2017.

16 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC MODERATE STRATEGY FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited)

Affiliated Investment Company — 5.2%
	Shares	Value ($)
HSBC U.S. Government Money Market
Fund, Class I Shares, 0.73%(a)	1,598,145	1,598,145
TOTAL AFFILIATED INVESTMENT
COMPANY (COST $1,598,145)		1,598,145
TOTAL INVESTMENT
SECURITIES - 5.2%
(COST $1,598,145)		1,598,145
Other Assets (Liabilities) - 94.8%		29,208,439
NET ASSETS - 100%		$30,806,584
____________________

(a)	The rate represents the annualized one-day yield that was in effect on April 30, 2017.

See notes to financial statements.	HSBC FAMILY OF FUNDS 17

HSBC CONSERVATIVE STRATEGY FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited)

Affiliated Investment Company — 5.5%
	Shares	Value ($)
HSBC U.S. Government Money Market
Fund, Class I Shares, 0.73%(a)	707,902	707,902
TOTAL AFFILIATED INVESTMENT
COMPANY (COST $707,902)		707,902
TOTAL INVESTMENT
SECURITIES - 5.5%
(COST $707,902)		707,902
Other Assets (Liabilities) - 94.5%		12,093,262
NET ASSETS - 100%		$12,801,164
____________________

(a)	The rate represents the annualized one-day yield that was in effect on April 30, 2017.

18 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC INCOME STRATEGY FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited)

Affiliated Investment Company — 7.8%
	Shares	Value ($)
HSBC U.S. Government Money Market
Fund, Class I Shares, 0.73%(a)	68,224	68,224
TOTAL AFFILIATED INVESTMENT
COMPANY (COST $68,224)		68,224
TOTAL INVESTMENT
SECURITIES - 7.8%
(COST $68,224)		68,224
Other Assets (Liabilities) - 92.2%		807,455
NET ASSETS - 100%		$875,679
____________________

(a)	The rate represents the annualized one-day yield that was in effect on April 30, 2017.

See notes to financial statements.	HSBC FAMILY OF FUNDS 19

HSBC WORLD SELECTION FUNDS

Statements of Assets and Liabilities—as of April 30, 2017 (Unaudited)

	Aggressive	Balanced	Moderate	Conservative	Income
	Strategy	Strategy	Strategy	Strategy	Strategy
	Fund	Fund	Fund	Fund	Fund
Assets:
Investments in Affiliated Investment Companies, at value(a)	$322,093	$1,030,055	$1,598,145	$707,902	$68,224
Total Investments	322,093	1,030,055	1,598,145	707,902	68,224
Interest and dividends receivable	1,658	14,294	13,757	5,722	372
Receivable for investments sold	12,386,086	31,113,327	29,397,964	12,204,564	810,758
Receivable from Investment Adviser	3,256	—	—	3,339	16,053
Receivable from Sub-Administrator	328	994	221	—	—
Prepaid expenses	8	22	21	9	3
Total Assets	12,713,429	32,158,692	31,010,108	12,921,536	895,410
Liabilities:
Payable for investments purchased	336	991	1,136	503	36
Payable for capital shares redeemed	96,469	68,634	159,217	89,893	—
Accrued expenses and other payables:
Investment Management	—	6,777	6,536	—	—
Administration	—	—	—	322	14
Distribution fees	1,457	4,061	3,983	2,925	437
Shareholder Servicing	3,539	8,250	7,881	3,751	266
Compliance Services	—	—	—	—	1
Accounting	3,978	3,963	3,994	3,994	3,992
Custodian	2,525	3,047	3,351	2,565	2,447
Transfer Agent	3,192	4,563	3,683	2,864	552
Trustee	31	76	74	31	2
Other	13,640	17,239	13,669	13,524	11,984
Total Liabilities	125,167	117,601	203,524	120,372	19,731
Net Assets	$12,588,262	$32,041,091	$30,806,584	$12,801,164	$875,679

Composition of Net Assets:
Capital	11,782,011	30,729,108	29,894,222	12,704,234	873,262
Accumulated net investment income/(loss)	681	70,545	42,901	8,970	66
Accumulated net realized gains/(losses) from investments	805,570	1,241,438	869,461	87,960	2,351
Net Assets	$12,588,262	$32,041,091	$30,806,584	$12,801,164	$875,679

Net Assets:
Class A Shares	$10,560,138	$26,225,794	$25,370,791	$8,633,844	$180,540
Class B Shares	1,262,053	3,942,561	3,168,738	2,514,848	256,844
Class C Shares	766,071	1,872,736	2,267,055	1,652,472	438,295
Total	$12,588,262	$32,041,091	$30,806,584	$12,801,164	$875,679
Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	839,554	2,170,021	2,183,526	787,235	17,574
Class B Shares	107,311	325,992	272,843	233,386	25,070
Class C Shares	65,579	154,190	203,126	148,308	42,717
Net Asset Value, Offering Price and Redemption
Price per share:
Class A Shares	$12.58	$12.09	$11.62	$10.97	$10.27
Class B Shares(b)	$11.76	$12.09	$11.61	$10.78	$10.25
Class C Shares	$11.68	$12.15	$11.16	$11.14	$10.26
Maximum Sales Charge:
Class A Shares	5.00%	5.00%	5.00%	5.00%	4.75%
Maximum Offering Price per share (Net Asset Value /
(100%-maximum sales charge))
Class A Shares	$13.24	$12.73	$12.23	$11.55	$10.78
Investments in Affiliated Investment Companies, at cost(a)	$322,093	$1,030,055	$1,598,145	$707,902	$68,224
Total Investments, at cost	$322,093	$1,030,055	$1,598,145	$707,902	$68,224
____________________

(a)	Investments in affiliated investment companies include the HSBC U.S. Government Market Fund, Class I Shares (See Note 1).
(b)	Redemption Price per share varies by length of time shares are held.

Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

20 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Operations—For the period ended April 30, 2017 (Unaudited)

	Aggressive	Balanced	Moderate	Conservative	Income
	Strategy	Strategy	Strategy	Strategy	Strategy
	Fund	Fund	Fund	Fund	Fund
Investment Income:
Investment income from non-affiliated investments	$152,868	$407,031	$416,422	$172,214	$8,867
Investment income from affiliated investments(a)	9,999	66,175	68,233	28,225	1,404
Total Investment Income	162,867	473,206	484,655	200,439	10,271

Expenses:
Investment Management	16,905	42,874	41,580	17,446	1,085
Administration:
Class A Shares	2,110	5,292	5,152	1,747	33
Class B Shares	380	990	845	603	53
Class C Shares	153	420	504	377	84
Distribution:
Class B Shares	7,302	19,034	16,240	11,587	1,002
Class C Shares	2,938	8,071	9,665	7,236	1,609
Shareholder Servicing:
Class A Shares	13,492	33,839	32,945	11,172	181
Class B Shares	2,434	6,345	5,413	3,862	334
Class C Shares	979	2,690	3,222	2,412	536
Accounting	23,255	23,245	23,315	23,326	23,324
Administrative Services	6,066	13,611	14,677	6,038	515
Compliance Services	182	464	451	192	13
Custodian	3,722	4,542	4,680	3,804	3,233
Printing	5,472	12,264	14,387	5,857	1,193
Professional	13,481	14,636	14,320	13,340	12,880
Transfer Agent	16,236	24,049	22,458	14,603	3,608
Trustee	451	1,153	1,126	478	29
Registration fees	17,282	19,154	14,986	14,421	18,628
Other	6,381	9,074	4,669	5,246	4,853
Total expenses before fee and expense reductions	139,221	241,747	230,635	143,747	73,193
Fees contractually reduced/reimbursed by Investment Adviser	(26,461)	—	—	(19,854)	(63,758)
Fees voluntarily reduced/reimbursed by Investment Adviser	—	—	—	—	(2,013)
Fees voluntarily reduced by Sub-Administrator	(1,037)	(2,331)	(1,520)	(387)	(304)
Net Expenses	111,723	239,416	229,115	123,506	7,118

Net Investment Income (Loss)	51,144	233,790	255,540	76,933	3,153

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from affiliated investments	5,642	(143,206)	(189,145)	10,977	1,043
Net realized gains (losses) from non-affiliated
investments	1,468,295	3,080,298	2,098,854	457,765	23,909
Net realized gains distributions from non-affiliated
underlying funds	4,715	9,935	7,045	1,936	72
Change in unrealized appreciation/depreciation on affiliated
investments(a)	(11,350)	106,877	182,306	(28,734)	(2,026)
Change in unrealized appreciation/depreciation on non-affiliated
investments	(157,906)	(243,345)	(351,021)	(167,935)	(12,946)
Net realized/unrealized gains (losses) on investments	1,309,396	2,810,559	1,748,039	274,009	10,052
Change in Net Assets Resulting from Operations	$1,360,540	$3,044,349	$2,003,579	$350,942	$13,205

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 21

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets

	Aggressive Strategy Fund		Balanced Strategy Fund
	Six Months	For the year	Six Months	For the year
	Ended	ended	Ended	ended
	April 30,	October 31,	April 30,	October 31,
	2017	2016	2017	2016
	(unaudited)		(unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$51,144	$119,583	$233,790	$576,706
Net realized gains (losses) from investments	1,473,937	(643,864)	2,937,092	(1,390,899)
Capital gains distributions from underlying funds	4,715	11,689	9,935	23,980
Change in unrealized appreciation/depreciation on investments	(169,256)	596,023	(136,468)	1,370,984
Change in net assets resulting from operations	1,360,540	83,431	3,044,349	580,771

Distributions:
Net investment income:
Class A Shares	(97,392)	(86,771)	(438,890)	(395,003)
Class B Shares	(7,873)	(948)	(31,706)	(98,113)
Class C Shares	(2,961)	(573)	(14,388)	(24,272)
Change in net assets resulting from distributions	(108,226)	(88,292)	(484,984)	(517,388)
Change in net assets resulting from capital transactions	(2,117,333)	(2,230,178)	(5,112,625)	(5,466,212)
Change in net assets	(865,019)	(2,235,039)	(2,553,260)	(5,402,829)

Net Assets:
Beginning of period	13,453,281	15,688,320	34,594,351	39,997,180
End of period	$12,588,262	$13,453,281	$32,041,091	$34,594,351
Accumulated net investment income (loss)	$681	$57,763	$70,545	$321,739

22 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Aggressive Strategy Fund		Balanced Strategy Fund
	Six Months	For the year	Six Months	For the year
	Ended	ended	Ended	ended
	April 30,	October 31,	April 30,	October 31,
	2017	2016	2017	2016
	(unaudited)		(unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$855,225	$1,468,705	$2,393,469	$4,199,293
Dividends reinvested	97,356	86,375	438,313	393,333
Value of shares redeemed	(1,781,137)	(2,050,838)	(4,710,120)	(4,393,299)
Class A Shares capital transactions	(828,556)	(495,758)	(1,878,338)	199,327

Class B Shares:
Proceeds from shares issued	—	—	—	—
Dividends reinvested	7,873	940	31,637	97,342
Value of shares redeemed	(1,201,544)	(1,506,599)	(2,715,978)	(4,105,459)
Class B Shares capital transactions	(1,193,671)	(1,505,659)	(2,684,341)	(4,008,117)

Class C Shares:
Proceeds from shares issued	21,230	170,521	44,736	251,080
Dividends reinvested	2,961	572	14,353	24,239
Value of shares redeemed	(119,297)	(399,854)	(609,035)	(1,932,741)
Class C Shares capital transactions	(95,106)	(228,761)	(549,946)	(1,657,422)
Change in net assets resulting from capital transactions	$(2,117,333)	$(2,230,178)	$(5,112,625)	$(5,466,212)

SHARE TRANSACTIONS:
Class A Shares:
Issued	70,715	131,625	206,978	384,051
Reinvested	8,264	7,817	38,535	36,794
Redeemed	(145,046)	(184,268)	(399,143)	(404,431)
Change in Class A Shares	(66,067)	(44,826)	(153,630)	16,414

Class B Shares:
Issued	—	—	—	—
Reinvested	713	91	2,792	9,097
Redeemed	(105,390)	(143,560)	(233,877)	(378,869)
Change in Class B Shares	(104,677)	(143,469)	(231,085)	(369,772)

Class C Shares:
Issued	1,904	16,632	3,862	23,287
Reinvested	270	56	1,255	2,255
Redeemed	(10,592)	(38,193)	(51,518)	(177,363)
Change in Class C Shares	(8,418)	(21,505)	(46,401)	(151,821)

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 23

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund
	Six Months	For the year	Six Months	For the year
	Ended	ended	Ended	ended
	April 30,	October 31,	April 30,	October 31,
	2017	2016	2017	2016
	(unaudited)		(unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$255,540	$562,933	$76,933	$166,801
Net realized gains (losses) from investments	1,909,709	(855,488)	468,742	(184,771)
Capital gains distributions from underlying funds	7,045	15,170	1,936	3,528
Change in unrealized appreciation/depreciation on investments	(168,715)	1,178,336	(196,669)	382,275
Change in net assets resulting from operations	2,003,579	900,951	350,942	367,833

Distributions:
Net investment income:
Class A Shares	(187,239)	(441,235)	(55,556)	(110,834)
Class B Shares	(15,674)	(67,005)	(10,138)	(30,021)
Class C Shares	(9,726)	(35,287)	(6,111)	(14,719)

Tax return of capital:
Class A Shares	—	(26,326)	—	—
Class B Shares	—	(3,998)	—	—
Class C Shares	—	(2,105)	—	—
Change in net assets resulting from distributions	(212,639)	(575,956)	(71,805)	(155,574)
Change in net assets resulting from capital transactions	(5,172,403)	(3,185,322)	(2,224,902)	(2,182,307)
Change in net assets	(3,381,463)	(2,860,327)	(1,945,765)	(1,970,048)

Net Assets:
Beginning of period	34,188,047	37,048,374	14,746,929	16,716,977
End of period	$30,806,584	$34,188,047	$12,801,164	$14,746,929
Accumulated net investment income (loss)	$42,901	$—	$8,970	$3,842

24 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund
	Six Months	For the year	Six Months	For the year
	Ended	ended	Ended	ended
	April 30,	October 31,	April 30,	October 31,
	2017	2016	2017	2016
	(unaudited)		(unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,683,855	$3,820,962	$1,172,566	$1,804,574
Dividends reinvested	187,006	466,198	55,392	110,382
Value of shares redeemed	(4,260,183)	(3,069,933)	(1,585,601)	(1,233,045)
Class A Shares capital transactions	(2,389,322)	1,217,227	(357,643)	681,911

Class B Shares:
Proceeds from shares issued	—	—	—	—
Dividends reinvested	15,674	70,804	10,095	29,768
Value of shares redeemed	(2,172,458)	(3,318,218)	(1,367,593)	(1,991,233)
Class B Shares capital transactions	(2,156,784)	(3,247,414)	(1,357,498)	(1,961,465)

Class C Shares:
Proceeds from shares issued	49,177	133,697	11,125	46,795
Dividends reinvested	9,726	37,366	6,111	14,679
Value of shares redeemed	(685,200)	(1,326,198)	(526,997)	(964,227)
Class C Shares capital transactions	(626,297)	(1,155,135)	(509,761)	(902,753)
Change in net assets resulting from capital transactions	$(5,172,403)	$(3,185,322)	$(2,224,902)	$(2,182,307)

SHARE TRANSACTIONS:
Class A Shares:
Issued	148,933	355,426	109,206	169,818
Reinvested	16,700	43,077	5,182	10,432
Redeemed	(373,370)	(286,820)	(146,293)	(116,206)
Change in Class A Shares	(207,737)	111,683	(31,905)	64,044

Class B Shares:
Issued	—	—	—	—
Reinvested	1,414	6,583	965	2,886
Redeemed	(191,466)	(306,474)	(129,496)	(191,557)
Change in Class B Shares	(190,052)	(299,891)	(128,531)	(188,671)

Class C Shares:
Issued	4,532	13,033	1,024	4,371
Reinvested	912	3,606	565	1,375
Redeemed	(62,836)	(128,750)	(47,897)	(89,727)
Change in Class C Shares	(57,392)	(112,111)	(46,308)	(83,981)

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 25

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Income Strategy Fund
	Six Months	For the year
	Ended	ended
	April 30,	October 31,
	2017	2016
	(unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$3,153	$7,860
Net realized gains (losses) from investments	24,952	(8,498)
Capital gains distributions from underlying funds	72	195
Change in unrealized appreciation/depreciation on investments	(14,972)	20,269
Change in net assets resulting from operations	13,205	19,826

Distributions:
Net investment income:
Class A Shares	(1,049)	(2,606)
Class B Shares	(857)	(2,130)
Class C Shares	(1,363)	(2,433)
Change in net assets resulting from distributions	(3,269)	(7,169)
Change in net assets resulting from capital transactions	(33,424)	(212,151)
Change in net assets	(23,488)	(199,494)

Net Assets:
Beginning of period	899,167	1,098,661
End of period	$875,679	$899,167
Accumulated net investment income (loss)	$66	$182

26 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Income Strategy Fund
	Six Months	For the year
	Ended	ended
	April 30,	October 31,
	2017	2016
	(unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$9,707	$39,735
Dividends reinvested	1,049	2,606
Value of shares redeemed	(8,390)	(60,637)
Class A Shares capital transactions	2,366	(18,296)

Class B Shares:
Proceeds from shares issued	—	—
Dividends reinvested	857	2,130
Value of shares redeemed	(26,190)	(55,301)
Class B Shares capital transactions	(25,333)	(53,171)

Class C Shares:
Proceeds from shares issued	1,925	11,708
Dividends reinvested	1,363	2,433
Value of shares redeemed	(13,745)	(154,825)
Class C Shares capital transactions	(10,457)	(140,684)
Change in net assets resulting from capital transactions	$(33,424)	$(212,151)

SHARE TRANSACTIONS:
Class A Shares:
Issued	964	3,944
Reinvested	104	261
Redeemed	(831)	(6,024)
Change in Class A Shares	237	(1,819)

Class B Shares:
Issued	—	—
Reinvested	86	214
Redeemed	(2,592)	(5,455)
Change in Class B Shares	(2,506)	(5,241)

Class C Shares:
Issued	191	1,174
Reinvested	136	243
Redeemed	(1,378)	(15,480)
Change in Class C Shares	(1,051)	(14,063)

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 27

AGGRESSIVE STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated*

		Investment Activities			Distributions				Ratios/Supplementary Data
													Ratio of
												Ratio of Net	Expenses
			Net									Investment	to Average
		Net	Realized and								Ratio of Net	Income	Net Assets
	Net Asset	Investment	Unrealized			Net Realized				Net Assets	Expenses	(Loss) to	(Excluding
	Value,	Income	Gains	Total from	Net	Gains from		Net Asset		at End	to Average	Average	Fee	Portfolio
	Beginning	(Loss)	(Losses) from	Investment	Investment	Investment	Total	Value, End	Total	of Period	Net Assets	Net Assets	Reductions)	Turnover
	of Period	(a)(b)	Investments	Activities	Income	Transactions	Distributions	of Period	Return(c)	(000's)	(d)	(d)	(d)	(c)(e)
CLASS A SHARES
Six Months Ended
April 30, 2017 (unaudited)	$11.48	$0.05	$1.16	$1.21	$(0.11)	$—	$(0.11)	$12.58	10.59%	$10,560	1.50%	0.88%	1.91%	9%
Year Ended October 31, 2016	11.45	0.12	—	0.12	(0.09)	—	(0.09)	11.48	1.11%	10,395	1.50%	1.05%	1.78%	50%
Year Ended October 31, 2015	15.53	0.10	(0.32)	(0.22)	(0.09)	(3.77)	(3.86)	11.45	(1.90)%	10,880	1.49%	0.85%	1.49%	7%
Year Ended October 31, 2014	15.58	0.14	0.85	0.99	(0.17)	(0.87)	(1.04)	15.53	6.64%	11,375	1.42%	0.89%	1.42%	116	%(f)
Year Ended October 31, 2013	12.77	0.12	2.73	2.85	(0.04)	—	(0.04)	15.58	22.38%	11,106	1.50%	0.86%	1.50%	37%
Year Ended October 31, 2012	11.96	0.02	0.89	0.91	(0.10)	—	(0.10)	12.77	7.72%	10,136	1.50%	0.16%	1.66%	71%
CLASS B SHARES
Six Months Ended
April 30, 2017 (unaudited)	10.71	0.02	1.07	1.09	(0.04)	—	(0.04)	11.76	10.20%	1,262	2.25%	0.31%	2.65%	9%
Year Ended October 31, 2016	10.68	0.03	—	0.03	—	—	—	10.71	0.31%	2,271	2.25%	0.27%	2.49%	50%
Year Ended October 31, 2015	14.75	0.01	(0.30)	(0.29)	(0.01)	(3.77)	(3.78)	10.68	(2.69)%	3,795	2.24%	0.10%	2.24%	7%
Year Ended October 31, 2014	14.84	0.02	0.82	0.84	(0.06)	(0.87)	(0.93)	14.75	5.90%	4,920	2.17%	0.15%	2.17%	116	%(f)
Year Ended October 31, 2013	12.22	0.01	2.61	2.62	—	—	—	14.84	21.44%	5,604	2.25%	0.11%	2.25%	37%
Year Ended October 31, 2012	11.45	(0.07)	0.85	0.78	(0.01)	—	(0.01)	12.22	6.87%	5,870	2.25%	(0.57)%	2.40%	71%
CLASS C SHARES
Six Months Ended
April 30, 2017 (unaudited)	10.64	0.01	1.07	1.08	(0.04)	—	(0.04)	11.68	10.18%	766	2.25%	0.19%	2.66%	9%
Year Ended October 31, 2016	10.61	0.03	0.01	0.04	(0.01)	—	(0.01)	10.64	0.34%	787	2.25%	0.30%	2.50%	50%
Year Ended October 31, 2015	14.68	0.01	(0.30)	(0.29)	(0.01)	(3.77)	(3.78)	10.61	(2.68)%	1,013	2.24%	0.10%	2.24%	7%
Year Ended October 31, 2014	14.78	0.02	0.82	0.84	(0.07)	(0.87)	(0.94)	14.68	5.89%	1,525	2.17%	0.16%	2.17%	116	%(f)
Year Ended October 31, 2013	12.17	0.02	2.59	2.61	—	—	—	14.78	21.45%	1,673	2.25%	0.12%	2.25%	37%
Year Ended October 31, 2012	11.43	(0.07)	0.85	0.78	(0.04)	—	(0.04)	12.17	6.83%	1,713	2.25%	(0.56)%	2.40%	71%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the master HSBC Portfolios that the fund invested in as part of a master-feeder structure during the fiscal years ended October 31, 2011, 2012, 2013 and 2014. The Fund does not include expenses of the affiliated and unaffiliated investment companies in which the Fund invests. Amounts designated as “-” are $0.00 or have been rounded to $0.00.
(a)	Calculated based on average shares outstanding.
(b)	Net investment income (loss) is affected by the timing of distributions from the affiliated and unaffiliated investment companies in which the Fund invests.
(c)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For the fiscal years ended October 31, 2012, 2013 and 2014, the portfolio turnover rate was calculated by aggregating the results of multiplying the Fund’s investment percentage in the master HSBC Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates.
(f)	The portfolio turnover rate for the year ended October 31, 2014 was higher than prior years primarily due to a realignment of the fund’s investments.

28 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

BALANCED STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated*

		Investment Activities			Distributions				Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)(b)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets at End of Period (000's)	Ratio of Net Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions) (d)	Portfolio Turnover (c)(e)
CLASS A SHARES
Six Months Ended
April 30, 2017 (unaudited)	$11.24	$0.09	$0.95	$1.04	$(0.19)	$—	$(0.19)	$12.09	9.23%	$26,226	1.24%	1.50%	1.25%	16%
Year Ended October 31, 2016	11.17	0.20	0.04	0.24	(0.17)	—	(0.17)	11.24	2.25%	26,116	1.23%	1.79%	1.23%	38%
Year Ended October 31, 2015	14.07	0.18	(0.43)	(0.25)	(0.19)	(2.46)	(2.65)	11.17	(2.06)%	25,765	1.07%	1.55%	1.07%	16%
Year Ended October 31, 2014	14.39	0.23	0.59	0.82	(0.28)	(0.86)	(1.14)	14.07	6.07%	28,245	1.06%	1.64%	1.06%	105	%(f)
Year Ended October 31, 2013	12.66	0.24	1.72	1.96	(0.23)	—	(0.23)	14.39	15.76%	28,746	1.04%	1.79%	1.04%	35%
Year Ended October 31, 2012	12.07	0.23	0.75	0.98	(0.39)	—	(0.39)	12.66	8.51%	29,490	1.15%	1.89%	1.15%	62%
CLASS B SHARES
Six Months Ended
April 30, 2017 (unaudited)	11.18	0.05	0.93	0.98	(0.07)	—	(0.07)	12.09	8.76%	3,943	2.00%	0.85%	2.01%	16%
Year Ended October 31, 2016	11.12	0.12	0.05	0.17	(0.11)	—	(0.11)	11.18	1.56%	6,226	1.95%	1.10%	1.95%	38%
Year Ended October 31, 2015	14.02	0.09	(0.44)	(0.35)	(0.09)	(2.46)	(2.55)	11.12	(2.88)%	10,309	1.82%	0.78%	1.82%	16%
Year Ended October 31, 2014	14.33	0.12	0.60	0.72	(0.17)	(0.86)	(1.03)	14.02	5.33%	13,212	1.81%	0.90%	1.81%	105	%(f)
Year Ended October 31, 2013	12.60	0.14	1.72	1.86	(0.13)	—	(0.13)	14.33	14.89%	15,633	1.80%	1.05%	1.80%	35%
Year Ended October 31, 2012	12.01	0.14	0.75	0.89	(0.30)	—	(0.30)	12.60	7.66%	16,805	1.91%	1.18%	1.91%	62%
CLASS C SHARES
Six Months Ended
April 30, 2017 (unaudited)	11.23	0.05	0.94	0.99	(0.07)	—	(0.07)	12.15	8.80%	1,873	1.99%	0.81%	2.00%	16%
Year Ended October 31, 2016	11.13	0.12	0.05	0.17	(0.07)	—	(0.07)	11.23	1.54%	2,252	1.95%	1.12%	1.95%	38%
Year Ended October 31, 2015	14.04	0.09	(0.44)	(0.35)	(0.10)	(2.46)	(2.56)	11.13	(2.87)%	3,923	1.82%	0.75%	1.82%	16%
Year Ended October 31, 2014	14.35	0.13	0.59	0.72	(0.17)	(0.86)	(1.03)	14.04	5.33%	5,559	1.81%	0.90%	1.81%	105	%(f)
Year Ended October 31, 2013	12.62	0.14	1.72	1.86	(0.13)	—	(0.13)	14.35	14.87%	5,544	1.80%	1.04%	1.80%	35%
Year Ended October 31, 2012	12.04	0.14	0.76	0.90	(0.32)	—	(0.32)	12.62	7.77%	5,908	1.91%	1.18%	1.91%	62%
*

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the master HSBC Portfolios that the fund invested in as part of a master-feeder structure during the fiscal years ended October 31, 2011, 2012, 2013 and 2014. The Fund does not include expenses of the affiliated and unaffiliated investment companies in which the Fund invests.

Amounts designated as “-” are $0.00 or have been rounded to $0.00.
(a)	Calculated based on average shares outstanding.
(b)	Net investment income (loss) is affected by the timing of distributions from the affiliated and unaffiliated investment companies in which the Fund invests.
(c)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For the fiscal years ended October 31, 2012, 2013 and 2014, the portfolio turnover rate was calculated by aggregating the results of multiplying the Fund’s investment percentage in the master HSBC Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates.
(f)	The portfolio turnover rate for the year ended October 31, 2014 was higher than prior years primarily due to a realignment of the fund's investments.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 29

MODERATE STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated*

		Investment Activities			Distributions				Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)(b)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets at End of Period (000's)	Ratio of Net Expenses to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions) (d)	Portfolio Turnover (c)(e)
CLASS A SHARES
Six Months Ended
April 30, 2017 (unaudited)	$11.01	$0.09	$0.60	$0.69	$(0.08)	$—	$—	$(0.08)	$11.62	6.29%	$25,371	1.22%	1.67%	1.23%	16%
Year Ended October 31, 2016	10.90	0.19	0.12	0.31	(0.19)	—	(0.01)	(0.20)	11.01	2.90%	26,336	1.25%	1.80%	1.25%	33%
Year Ended October 31, 2015	12.76	0.18	(0.37)	(0.19)	(0.17)	(1.48)	(0.02)	(1.67)	10.90	(1.62)%	24,841	1.11%	1.62%	1.11%	31%
Year Ended October 31, 2014	12.88	0.21	0.43	0.64	(0.26)	(0.50)	—	(0.76)	12.76	5.21%	26,294	1.09%	1.68%	1.09%	102	%(f)
Year Ended October 31, 2013	11.88	0.23	1.04	1.27	(0.27)	—	—	(0.27)	12.88	10.80%	24,671	1.08%	1.86%	1.08%	30%
Year Ended October 31, 2012	11.29	0.26	0.65	0.91	(0.32)	—	—	(0.32)	11.88	8.24%	25,175	1.16%	2.30%	1.16%	61%
CLASS B SHARES
Six Months Ended
April 30, 2017 (unaudited)	11.01	0.06	0.58	0.64	(0.04)	—	—	(0.04)	11.61	5.80%	3,169	1.98%	1.03%	1.99%	16%
Year Ended October 31, 2016	10.89	0.11	0.12	0.23	(0.10)	—	(0.01)	(0.11)	11.01	2.17%	5,096	1.98%	1.13%	1.98%	33%
Year Ended October 31, 2015	12.75	0.10	(0.38)	(0.28)	(0.08)	(1.48)	(0.02)	(1.58)	10.89	(2.42)%	8,305	1.86%	0.88%	1.86%	31%
Year Ended October 31, 2014	12.87	0.12	0.42	0.54	(0.16)	(0.50)	—	(0.66)	12.75	4.42%	11,831	1.84%	0.93%	1.84%	102	%(f)
Year Ended October 31, 2013	11.87	0.14	1.04	1.18	(0.18)	—	—	(0.18)	12.87	10.04%	15,407	1.83%	1.12%	1.83%	30%
Year Ended October 31, 2012	11.28	0.19	0.63	0.82	(0.23)	—	—	(0.23)	11.87	7.43%	17,615	1.92%	1.64%	1.92%	61%
CLASS C SHARES
Six Months Ended
April 30, 2017 (unaudited)	10.58	0.05	0.57	0.62	(0.04)	—	—	(0.04)	11.16	5.86%	2,267	1.97%	0.96%	1.98%	16%
Year Ended October 31, 2016	10.47	0.11	0.12	0.23	(0.11)	—	(0.01)	(0.12)	10.58	2.22%	2,756	1.99%	1.12%	1.99%	33%
Year Ended October 31, 2015	12.36	0.10	(0.38)	(0.28)	(0.11)	(1.48)	(0.02)	(1.61)	10.47	(2.44)%	3,903	1.86%	0.88%	1.86%	31%
Year Ended October 31, 2014	12.50	0.11	0.42	0.53	(0.17)	(0.50)	—	(0.67)	12.36	4.46%	4,521	1.84%	0.93%	1.84%	102	%(f)
Year Ended October 31, 2013	11.55	0.13	1.01	1.14	(0.19)	—	—	(0.19)	12.50	9.96%	4,109	1.83%	1.10%	1.83%	30%
Year Ended October 31, 2012	10.98	0.18	0.62	0.80	(0.23)	—	—	(0.23)	11.55	7.49%	3,329	1.91%	1.64%	1.91%	61%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the master HSBC Portfolios that the fund invested in as part of a master-feeder structure during the fiscal years ended October 31, 2011, 2012, 2013 and 2014. The Fund does not include expenses of the affiliated and unaffiliated investment companies in which the Fund invests.
Amounts designated as “-” are $0.00 or have been rounded to $0.00.
(a)	Calculated based on average shares outstanding.
(b)	Net investment income (loss) is affected by the timing of distributions from the affiliated and unaffiliated investment companies in which the Fund invests.
(c)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For the fiscal years ended October 31, 2012, 2013 and 2014, the portfolio turnover rate was calculated by aggregating the results of multiplying the Fund’s investment percentage in the master HSBC Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates.
(f)	The portfolio turnover rate for the year ended October 31, 2014 was higher than prior years primarily due to a realignment of the fund's investments.

30 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

CONSERVATIVE STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated*

		Investment Activities			Distributions				Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)(b)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets at End of Period (000's)	Ratio of Net Expenses to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions) (d)	Portfolio Turnover (c)(e)
CLASS A SHARES
Six Months Ended
April 30, 2017 (unaudited)	$10.74	$0.07	$0.23	$0.30	$(0.07)	$—	$—	$(0.07)	$10.97	2.77%	$8,634	1.50%	1.34%	1.79%	13%
Year Ended October 31, 2016	10.58	0.15	0.15	0.30	(0.14)	—	—	(0.14)	10.74	2.88%	8,800	1.50%	1.40%	1.66%	25%
Year Ended October 31, 2015	11.86	0.13	(0.28)	(0.15)	(0.12)	(0.99)	(0.02)	(1.13)	10.58	(1.37)%	7,991	1.41%	1.17%	1.41%	31%
Year Ended October 31, 2014	11.93	0.16	0.33	0.49	(0.21)	(0.35)	—	(0.56)	11.86	4.32%	8,783	1.33%	1.38%	1.33%	104	%(f)
Year Ended October 31, 2013	11.47	0.20	0.51	0.71	(0.25)	—	—	(0.25)	11.93	6.28%	9,255	1.26%	1.75%	1.26%	31%
Year Ended October 31, 2012	10.95	0.27	0.58	0.85	(0.33)	—	—	(0.33)	11.47	8.00%	9,933	1.34%	2.40%	1.34%	59%
CLASS B SHARES
Six Months Ended
April 30, 2017 (unaudited)	10.56	0.04	0.21	0.25	(0.03)	—	—	(0.03)	10.78	2.39%	2,515	2.25%	0.69%	2.53%	13%
Year Ended October 31, 2016	10.41	0.07	0.14	0.21	(0.06)	—	—	(0.06)	10.56	2.06%	3,822	2.25%	0.70%	2.38%	25%
Year Ended October 31, 2015	11.69	0.05	(0.27)	(0.22)	(0.05)	(0.99)	(0.02)	(1.06)	10.41	(2.05)%	5,729	2.16%	0.42%	2.16%	31%
Year Ended October 31, 2014	11.77	0.07	0.33	0.40	(0.13)	(0.35)	—	(0.48)	11.69	3.56%	7,308	2.08%	0.63%	2.08%	104	%(f)
Year Ended October 31, 2013	11.33	0.12	0.50	0.62	(0.18)	—	—	(0.18)	11.77	5.50%	9,222	2.01%	1.00%	2.01%	31%
Year Ended October 31, 2012	10.82	0.18	0.58	0.76	(0.25)	—	—	(0.25)	11.33	7.21%	9,810	2.10%	1.67%	2.10%	59%
CLASS C SHARES
Six Months Ended
April 30, 2017 (unaudited)	10.92	0.04	0.21	0.25	(0.03)	—	—	(0.03)	11.14	2.41%	1,652	2.25%	0.65%	2.54%	13%
Year Ended October 31, 2016	10.76	0.07	0.15	0.22	(0.06)	—	—	(0.06)	10.92	2.07%	2,125	2.25%	0.70%	2.39%	25%
Year Ended October 31, 2015	12.04	0.05	(0.28)	(0.23)	(0.04)	(0.99)	(0.02)	(1.05)	10.76	(2.01)%	2,997	2.17%	0.42%	2.17%	31%
Year Ended October 31, 2014	12.12	0.08	0.32	0.40	(0.13)	(0.35)	—	(0.48)	12.04	3.47%	3,927	2.08%	0.63%	2.08%	104	%(f)
Year Ended October 31, 2013	11.66	0.12	0.52	0.64	(0.18)	—	—	(0.18)	12.12	5.53%	3,442	2.01%	0.98%	2.01%	31%
Year Ended October 31, 2012	11.12	0.19	0.60	0.79	(0.25)	—	—	(0.25)	11.66	7.28%	2,897	2.08%	1.69%	2.08%	59%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the master HSBC Portfolios that the fund invested in as part of a master-feeder structure during the fiscal years ended October 31, 2011, 2012, 2013 and 2014. The Fund does not include expenses of the affiliated and unaffiliated investment companies in which the Fund invests.
Amounts designated as “-” are $0.00 or have been rounded to $0.00.
(a)	Calculated based on average shares outstanding.
(b)	Net investment income (loss) is affected by the timing of distributions from the affiliated and unaffiliated investment companies in which the Fund invests.
(c)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. For the fiscal years ended October 31, 2012, 2013 and 2014, the portfolio turnover rate was calculated by aggregating the results of multiplying the Fund’s investment percentage in the master HSBC Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates.
(f)	The portfolio turnover rate for the year ended October 31, 2014 was higher than prior years primarily due to a realignment of the fund’s investments.

See notes to financial statements.	HSBC WORLD SELECTION FUNDS 31

INCOME STRATEGY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated*

		Investment Activities			Distributions				Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)(b)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets at End of Period (000's)	Ratio of Net Expenses to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions) (d)	Portfolio Turnover (c)(e)
CLASS A SHARES
Six Months Ended
April 30, 2017 (unaudited)	$10.15	$0.07	$0.11	$0.18	$(0.06)	$—	$—	$(0.06)	$10.27	1.90%	$181	1.02%	1.33%	16.37%	14%
Year Ended October 31, 2016	10.02	0.14	0.13	0.27	(0.14)	—	—	(0.14)	10.15	2.75%	176	0.95%	1.43%	13.37%	28%
Year Ended October 31, 2015	10.36	0.11	(0.16)	(0.05)	(0.10)	(0.15)	(0.04)	(0.29)	10.02	(0.50)%	192	0.95%	1.06%	9.98%	26%
Year Ended October 31, 2014	10.36	0.14	0.23	0.37	(0.18)	(0.19)	—	(0.37)	10.36	3.69%	293	1.50%	1.39%	10.14%	118	%(f)
Year Ended October 31, 2013	10.43	0.18	0.08	0.26	(0.30)	(0.03)	—	(0.33)	10.36	2.57%	311	1.50%	1.72%	13.61%	48%
Period Ended October 31, 2012(g)	10.00	0.10	0.40	0.50	(0.07)	—	—	(0.07)	10.43	5.02%	337	1.50%	1.58%	29.67%	31%
CLASS B SHARES
Six Months Ended
April 30, 2017 (unaudited)	10.13	0.03	0.12	0.15	(0.03)	—	—	(0.03)	10.25	1.50%	257	1.79%	0.58%	16.80%	14%
Year Ended October 31, 2016	10.00	0.07	0.13	0.20	(0.07)	—	—	(0.07)	10.13	1.99%	279	1.71%	0.66%	14.13%	28%
Year Ended October 31, 2015	10.34	0.04	(0.17)	(0.13)	(0.02)	(0.15)	(0.04)	(0.21)	10.00	(1.26)%	328	1.65%	0.37%	10.77%	26%
Year Ended October 31, 2014	10.34	0.07	0.22	0.29	(0.10)	(0.19)	—	(0.29)	10.34	2.93%	380	2.25%	0.65%	10.88%	118	%(f)
Year Ended October 31, 2013	10.41	0.10	0.08	0.18	(0.22)	(0.03)	—	(0.25)	10.34	1.81%	402	2.25%	0.97%	14.39%	48%
Period Ended October 31, 2012(g)	10.00	0.06	0.39	0.45	(0.04)	—	—	(0.04)	10.41	4.52%	348	2.25%	0.89%	26.84%	31%
CLASS C SHARES
Six Months Ended
April 30, 2017 (unaudited)	10.14	0.03	0.12	0.15	(0.03)	—	—	(0.03)	10.26	1.50%	438	1.79%	0.57%	17.06%	14%
Year Ended October 31, 2016	10.00	0.06	0.13	0.19	(0.05)	—	—	(0.05)	10.14	1.90%	444	1.74%	0.64%	14.06%	28%
Year Ended October 31, 2015	10.33	0.04	(0.16)	(0.12)	(0.02)	(0.15)	(0.04)	(0.21)	10.00	(1.17)%	578	1.64%	0.37%	10.76%	26%
Year Ended October 31, 2014	10.33	0.06	0.23	0.29	(0.10)	(0.19)	—	(0.29)	10.33	2.93%	676	2.25%	0.62%	10.84%	118	%(f)
Year Ended October 31, 2013	10.41	0.09	0.09	0.18	(0.23)	(0.03)	—	(0.26)	10.33	1.75%	643	2.25%	0.84%	14.49%	48%
Period Ended October 31, 2012(g)	10.00	0.06	0.39	0.45	(0.04)	—	—	(0.04)	10.41	4.47%	232	2.25%	0.90%	27.00%	31%

*	The expense ratios reflected do not include expenses of the affiliated and unaffiliated investment companies, in which the Fund invests.
Amounts designated as “-” are $0.00 or have been rounded to $0.00.
(a)	Calculated based on average shares outstanding.
(b)	Net investment income (loss) is affected by the timing of distributions from the affiliated and unaffiliated investment companies in which the Fund invests.
(c)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	The portfolio turnover rate for the year ended October 31, 2014 was higher than prior years primarily due to a realignment of the fund's investments.
(g)	Commencement of operations on March 20, 2012.

32 HSBC WORLD SELECTION FUNDS	See notes to financial statements.

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited)

1. Organization:

The HSBC Funds (the “Trust”), a Delaware statutory trust organized on March 2, 2016, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Effective June 24, 2016, the Funds (as defined below), which were series of HSBC Funds, a Massachusetts business trust, reorganized with and into corresponding series of the Trust (each, a “Reorganization”). The series of the Trust into which the Funds reorganized had no assets, liabilities, or operations prior to the Reorganization. Upon completion of each Reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding predecessor series. As of April 30, 2017, the Trust is composed of 18 separate operational funds, each a series of the HSBC Family of Funds. The accompanying financial statements are presented for the following five funds (individually a “Fund,” collectively the “Funds” or the “World Selection Funds”):

Fund
Aggressive Strategy Fund
Balanced Strategy Fund
Moderate Strategy Fund
Conservative Strategy Fund
Income Strategy Fund

The World Selection Funds were liquidated on May 5, 2017 (the “liquidation date”). The accompanying Notes to Financial Statements and tabular disclosures are presented as of April 30, 2017, when the World Selection Funds were in operations, prior to their liquidation date.

All of the World Selection Funds were diversified funds. Financial statements for all other funds of the Trust are published separately.

Each of the World Selection Funds was a “fund of funds,” meaning that it sought to achieve its investment objective by investing primarily in a combination of mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”) (the “Affiliated Underlying Funds”), as well as mutual funds and exchange-traded funds managed by other investment advisers (“Unaffiliated Underlying Funds” and, together with the Affiliated Underlying Funds, the “Underlying Funds”). Each Fund may have invested in both actively managed and passively managed Underlying Funds to implement the Adviser’s views. The Underlying Funds may have included private equity funds and real estate funds that are organized as mutual funds or Exchange Traded Funds (“ETFs”). Each World Selection Fund invested in accordance to the investment objectives and strategies described in its Prospectus.

The World Selection Funds were authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. Each Fund offered three classes of shares: Class A Shares, Class B Shares and Class C Shares. Class A Shares of the World Selection Funds (except, the Income Strategy Fund) had a maximum sales charge of 5.00% as a percentage of the original purchase price. The Class A Shares of the Income Strategy Fund had a maximum sales charge of 4.75% as a percentage of the original purchase price. Class B Shares of the World Selection Funds were offered without any front-end sales charge, but were subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the World Selection Funds were offered without any front-end sales charge, but were subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. Each class of shares in the World Selection Funds had identical rights and privileges except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares. Class B Shares could no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

HSBC WORLD SELECTION FUNDS      33

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

Under the Trust’s organizational documents, the Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the World Selection Funds. In addition, in the normal course of business, the Trust entered into contracts with its service providers, which also provide for indemnifications by the World Selection Funds. The World Selection Funds’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the World Selection Funds. However, based on experience, the Trust expects the risk of loss to be remote.

The Funds were investment companies and followed accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the World Selection Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The World Selection Funds recorded their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value in funds in which the World Selection Funds were invested are described in their respective notes to financial statements. Valuation techniques employed by the World Selection Funds are further described in Note 3 below.

Investment Transactions and Related Income:

Changes in holdings of the Underlying Funds for each World Selection Fund were reflected not later than one business day after trade date. However, for financial reporting purposes, changes in holdings of the Underlying Funds were accounted for on trade date. Dividend income and realized gain distributions from the Underlying Funds were recorded on the ex-dividend date. Investment gains and losses were calculated on the identified cost basis. Each World Selection Fund indirectly took on its proportionate share of fees and expenses incurred by the Underlying Funds in which it invested; however, such expenses were not reflected as expenses on the World Selection Funds’ Statements of Operations.

Allocations:

Expenses directly attributable to a Fund were charged to that Fund. Expenses not directly attributable to a Fund were allocated proportionately among the applicable series within the Trust in relation to the net assets of each fund or on another reasonable basis. Class specific expenses were charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses were allocated to each class based on relative net assets on a daily basis.

Distributions to Shareholders:

Dividends to shareholders from net investment income, if any, were declared and distributed monthly in the case of the Income Strategy Fund, quarterly in the case of the Moderate Strategy Fund and Conservative Strategy Fund, and annually in the case of the Aggressive Strategy Fund and Balanced Strategy Fund.

The World Selection Funds’ net realized gains, if any, were distributed to shareholders at least annually. Additional distributions were also made to the World Selection Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

34        HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

Federal Income Taxes:

Each Fund is a separate taxable entity for federal income tax purposes. Each Fund had qualified and intended to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken. Management’s conclusions may be subject to future review based on changes in, or interpretation of, accounting standards or tax laws and regulations.

Recent Accounting Pronouncements:

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the Funds’ financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

3. Investment Valuation Summary

The valuation techniques employed by the World Selection Funds, as described below, maximized the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Funds’ investments were classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the World Selection Funds’ investments are summarized in the three broad levels listed below:

●	Level 1: quoted prices in active markets for identical assets
●	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may have resulted in transfers in or out of an assigned level within the disclosure hierarchy. The Trust’s policy is to disclose transfers between fair value hierarchy levels based on valuations at the end of the reporting period. There were no transfers between levels as of April 30, 2017, from the valuation input levels used on October 31, 2016. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The World Selection Funds recorded their investments in mutual funds at the net asset value reported by those funds and were typically categorized as Level 1 in the fair value hierarchy.

The World Selection Funds recorded their investments in exchange traded funds at the last sale price on national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and were typically categorized as Level 1 in the fair value hierarchy.

As of April 30, 2017, all investments were categorized as Level 1 in the fair value hierarchy. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each Fund.

HSBC WORLD SELECTION FUNDS      35

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA), Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acted as Investment Adviser to the World Selection Funds. As Investment Adviser, HSBC managed the investments of the World Selection Funds and continuously reviewed, supervised and administered the World Selection Funds’ investments pursuant to an Investment Advisory Contract. For its services as Investment Adviser, HSBC received a fee from each Fund, accrued daily and paid monthly, based on average daily net assets, at an annual rate of 0.25%.

Administration:

HSBC also served the World Selection Funds as Administrator. Under the terms of the Administration Agreement, HSBC received from the World Selection Funds (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0400
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0265
In excess of $50 billion	0.0245

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trust. For the period ended April 30, 2017, the effective annualized rate was 0.04%, prior to any fee waivers or expense reimbursements, based on the average daily net assets of the Trust. The total administration fee paid to HSBC is allocated to each series of the Trust based upon its proportionate share of the aggregate net assets of the Trust.

Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s Sub-Administrator, subject to the general supervision by the Trust’s Board of Trustees (the “Board”) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

Under a Compliance Services Agreement between the Trust and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trust’s Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trust paid Citi $156,417 for the period ended April 30, 2017, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00% and 1.00% of the average daily net assets of Class A Shares (previously not being charged), Class B Shares (previously charging 0.75%), and Class C Shares (previously charging 0.75%) of the World Selection Funds, respectively. For the period ended April 30, 2017, Foreside, as Distributor, also received $3,897 in commissions from sales of the Trust, of which $3 was reallocated to HSBC-affiliated brokers and dealers.

36      HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

Shareholder Servicing:

The Trust has adopted a Shareholder Services Plan which provides for payments to shareholder servicing agents for providing various shareholder services. For performing these services, the shareholder servicing agents received a fee that was computed daily and paid monthly up to 0.25% of the average daily net assets of each of the Class A Shares, Class B Shares and Class C Shares of the World Selection Funds. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan previously were not intended to exceed, in the aggregate, 0.50% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

Fund Accounting and Transfer Agency:

Citi provided fund accounting services for each Fund. As fund accountant, Citi received an annual fee per Fund and share class, subject to minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for regulatory administration services. Boston Financial Data Services, Inc. (“BFDS”) provided transfer agency services for each Fund. As transfer agent, BFDS received a fee based on the number of funds and shareholder accounts, subject to certain minimums, and reimbursement of certain expenses.

Independent Trustees:

The Trust pays an annual retainer to each Independent Trustee, plus additional annual retainers to each Committee Chair and the Chairman of the Board. The Independent Trustees also receive a fee for each regular, special in-person, and telephonic meeting of the Board of Trustees attended. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Trust and are presented in the Statements of Operations.

Fee Reductions:

The Investment Adviser had agreed to contractually limit through March 1, 2018 the total annual expenses, exclusive of interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Funds’ investments in investment companies. Each Fund Class had its own expense limitations based on the average daily net assets for any full fiscal year as follows: Class A Shares 1.50%, Class B Shares 2.25%, Class C Shares 2.25%.

Any amounts contractually waived or reimbursed by the Investment Adviser were subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the period ended April 30, 2017, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of April 30, 2017, the repayments that may potentially be made by the Funds are as follows:

Fund	2020($)	2019($)	2018($)	2017($)	Total($)
Aggressive Strategy Fund	26,461	38,212	—	—	64,673
Conservative Strategy Fund	19,854	22,684	—	—	42,538
Income Strategy Fund	63,758	117,814	107,253	114,923	403,748
____________________

*	The year listed above the amounts is the fiscal year ending in which the amounts will no longer be able to be recouped.

The Administrator and Citi may have voluntarily waived/reimbursed fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may have waived/reimbursed additional fees at its discretion. Any voluntary fee waivers/reimbursements were not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may have been stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi as Sub-Administrator are reported separately on the Statements of Operations, as applicable.

HSBC WORLD SELECTION FUNDS      37

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

Affiliated Transactions:

A summary of each Fund’s investment in affiliated investment companies for the period ended April 30, 2017 is as follows:

	Value 10/31/2016	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain(Loss)	Change in Unrealized Appreciation (Depreciation)	Value 4/30/2017	Dividend Income	Shares 4/30/2017
Aggressive Strategy Fund
HSBC U.S. Government Money Market Fund - Class I	$105,919	$2,980,723	$(2,764,549)	$—	$—	$322,093	$328	322,093
HSBC Emerging Markets Debt Fund - Class I	137,746	7,297	(144,194)	520	(1,369)	—	2,966	—
HSBC Emerging Markets Local Debt Fund - Class I	363,886	31,602	(390,629)	5,122	(9,981)	—	6,705	—
Total	$607,551	$3,019,622	$(3,299,372)	$5,642	$(11,350)	$322,093	$9,999

Balanced Strategy Fund
HSBC U.S. Government Money Market Fund - Class I	$470,756	$9,012,299	$(8,453,000)	$—	$—	$1,030,055	$2,381	1,030,055
HSBC Emerging Markets Debt Fund - Class I	1,572,609	126,077	(1,687,462)	6,921	(18,145)	—	112,337	—
HSBC Emerging Markets Local Debt Fund - Class I	1,756,782	167,183	(1,898,860)	(181,983)	156,878	—	22,589	—
Total	$3,800,147	$9,305,559	$(12,039,322)	$(175,062)	$138,733	$1,030,055	$137,307

Moderate Strategy Fund
HSBC U.S. Government Money Market Fund - Class I	$346,551	$8,167,187	$(6,915,593)	$—	$—	$1,598,145	$1,351	1,598,145
HSBC Emerging Markets Debt Fund - Class I	1,553,270	86,281	(1,628,677)	8,817	(19,691)	—	32,895	—
HSBC Emerging Markets Local Debt Fund - Class I	1,886,678	169,632	(2,032,656)	(225,651)	201,997	—	33,987	—
Total	$3,786,499	$8,423,100	$(10,576,926)	$(216,834)	$182,306	$1,598,145	$68,233

Conservative Strategy Fund
HSBC U.S. Government Money Market Fund - Class I	$144,034	$4,042,271	$(3,478,403)	$—	$—	$707,902	$661	707,902
HSBC Emerging Markets Debt Fund - Class I	655,855	18,164	(668,443)	1,097	(6,673)	—	13,598	—
HSBC Emerging Markets Local Debt Fund - Class I	812,870	63,925	(864,614)	9,880	(22,061)	—	13,966	—
Total	$1,612,759	$4,124,360	$(5,011,460)	$10,977	$(28,734)	$707,902	$28,225

Income Strategy Fund
HSBC U.S. Government Money Market Fund - Class I	$3,534	$256,930	$(192,240)	$—	$—	$68,224	$42	68,224
HSBC Emerging Markets Debt Fund - Class I	22,868	—	(22,671)	640	(837)	—	471	—
HSBC Emerging Markets Local Debt Fund - Class I	49,933	2,748	(51,894)	403	(1,190)	—	891	—
Total	$76,335	$259,678	$(266,805)	$1,043	$(2,027)	$68,224	$1,404

5. Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2017 were as follows:

Fund	Purchases ($)	Sales ($)
Aggressive Strategy Fund	1,233,746	15,866,011
Balanced Strategy Fund	5,472,254	42,424,782
Moderate Strategy Fund	5,276,337	40,888,569
Conservative Strategy Fund	1,913,392	16,796,950
Income Strategy Fund	110,583	1,021,437

38       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

6. Federal Income Tax Information:

At April 30, 2017, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Aggressive Strategy Fund	322,093	—	—	—
Balanced Strategy Fund	1,028,585	1,470	—	1,470
Moderate Strategy Fund	1,596,641	1,504	—	1,504
Conservative Strategy Fund	707,902	—	—	—
Income Strategy Fund	68,224	—	—	—
____________________

*	The differences between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

The tax character of dividends paid by the Funds during the tax year ended October 31, 2016 was as follows:

	Dividends paid from
		Net Long Term	Total Taxable	Return of	Total Dividends
	Ordinary Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Aggressive Strategy Fund	88,292	—	88,292	—	88,292
Balanced Strategy Fund	517,389		517,389	—	517,389
Moderate Strategy Fund	543,527	—	543,527	32,429	575,956
Conservative Strategy Fund	155,574	—	155,574	—	155,574
Income Strategy Fund	7,169	—	7,169	—	7,169
____________________

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of the tax year ended October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

								Total
	Undistributed	Undistributed	Undistributed			Accumulated	Unrealized	Accumulated
	Ordinary	Tax Exempt	Long Term	Accumulated	Dividends	Capital and Other	Appreciation/	Earnings/
	Income ($)	Income ($)	Capital Gains ($)	Earnings ($)	Payable ($)	Losses ($)	(Depreciation) ($)	(Deficit) ($)
Aggressive Strategy Fund	57,764	—	—	57,764	—	(641,552)	137,725	(446,063)
Balanced Strategy Fund	321,739	—	—	321,739	—	(1,514,585)	(54,536)	(1,247,382)
Moderate Strategy Fund	—	—	—	—	—	(932,583)	54,005	(878,578)
Conservative Strategy Fund	3,842	—	—	3,842	—	(367,869)	181,821	(182,206)
Income Strategy Fund	182	—	—	182	—	(20,251)	12,550	(7,519)

As of the tax year ended October 31, 2016, the Funds have net capital loss carryforwards (“CLCFs”) not subject to expiration as summarized in the tables below. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF has been offset or expires.

	Short Term	Long Term
	Amount ($)	Amount ($)	Total ($)
Aggressive Strategy Fund	31,799	609,753	641,552
Balanced Strategy Fund	79,312	1,435,273	1,514,585
Moderate Strategy Fund	16,653	915,930	932,583
Conservative Strategy Fund	3,007	364,862	367,869
Income Strategy Fund	—	20,251	20,251

HSBC WORLD SELECTION FUNDS       39

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the tax year ended October 31, 2016, the Funds had no deferred losses.

The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The World Selection Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

7. Investment Risks:

Underlying Funds Risk: The Funds were subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as debt investments risk, including high yield, interest rate and credit risks, equity securities, foreign and emerging markets securities, and real estate securities. These securities were subject to risks specific to their structure, sector or market. In addition, the Underlying Funds may have used derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

8. Significant Shareholders:

Shareholders, including other funds, individuals, and accounts, as well as the Fund’s investment manager(s) and/or investment personnel, may have from time to time owned (beneficially or of record) a significant percentage of the Fund’s Shares and were considered to “control” the Fund when that ownership exceeded 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following list includes the Funds which had individual shareholder accounts with ownership of voting securities greater than 10% of the total outstanding voting securities but less than 25% and/or accounts with ownership of voting securities greater than 25% of the total outstanding voting securities. Significant transactions by these shareholder accounts may negatively impact the Funds’ performance.

	Number of shareholders
	with ownership of	Number of shareholders
	voting securities of	with ownership of
	the Fund greater than	voting securities of
	10% and less than 25%	the Fund greater than
	of the total Fund’s	25% of the total Fund’s
	outstanding voting	outstanding voting
Fund	securities	securities
Aggressive Strategy Fund	—	1
Balanced Strategy Fund	—	1
Moderate Strategy Fund	—	1
Conservative Strategy Fund	—	1
Income Strategy Fund	—	1

40       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

9. Subsequent Events:

Pursuant to a Plan of liquidation approved by the Board on March 9, 2017, the World Selection Funds were liquidated effective May 5, 2017.

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no adjustments or additional disclosures were required to the financial statements as of April 30, 2017.

HSBC WORLD SELECTION FUNDS       41

HSBC WORLD SELECTION FUNDS
Investment Adviser Contract Approval (Unaudited)

Investment Adviser Contract Approval1

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not “interested persons” of the fund or the investment adviser, as defined in the 1940 Act (the “Independent Trustees”), review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Board of Trustees (the “Board”) of HSBC Funds (the “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trust (each, a “Fund”) and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

Annual Continuation of Advisory and Sub-Advisory Agreements

The Independent Trustees met separately on October 21, 2016 (in person), and the Board met on December 15, 2016 (in person) (each, a “Meeting,” and together, the “Meetings”) to consider, among other matters, the approval of the continuation of the: (i) Investment Advisory Contract and related Supplements (“Advisory Contracts”) between the Trust and the Adviser and (ii) Sub-Advisory Agreements (“Sub-Advisory Contracts” and, together with the Advisory Contracts, the “Agreements”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) on behalf of one or more of the Funds.

Prior to the meetings, the Independent Trustees requested, received and reviewed information to help them evaluate the terms of the Agreements. This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance, including comparative data provided by Strategic Insight; (iv) trading practices of the Adviser and Sub-Advisers; (v) fees received or to be received by the Adviser and Sub-Advisers, including comparison with the advisory fees paid by other similar funds based on materials provided by Strategic Insight; (vi) total expense ratios, including in comparison with the total expense ratios of other similar funds provided by Strategic Insight; (vii) the profitability of the Adviser and certain of the Sub-Advisers; (viii) compliance-related matters pertaining to the Adviser and Sub-Advisers; (ix) regulatory developments, including rulemaking initiatives of the U.S. Securities and Exchange Commission (“SEC”); and (x) other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements.

The Independent Trustees were separately advised by independent counsel throughout the process, and met with independent counsel in periodic executive and private sessions at which no representatives of management were present, including during the October 21, 2016 meeting. Prior to voting to continue the Agreements, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements.

The Board, including the Independent Trustees, considered and reviewed, among other things: (i) the information provided in advance of the meetings; (ii) the Funds’ investment advisory arrangements and expense limitation agreements with the Adviser; (iii) the Trust’s arrangements with the unaffiliated sub-adviser to the Trust, Westfield Capital Management Company, LP (“Westfield”); (iv) the Trust’s arrangements with the affiliated sub-advisers to the Trust, HSBC Global Asset Management (UK) Limited, HSBC Global Asset Management (France) Limited and HSBC Global Asset Management (Hong Kong) Limited; (v) the fees paid to the Adviser pursuant to the Trust’s agreements with the Adviser for the provision of various non-advisory services, including the Administration Agreement, Support Services Agreement and Operational Support Services Agreement and the terms and purpose of these agreements and comparative information about services and fees of other peer funds; (vi) regulatory considerations; (vii) the Adviser’s Multimanager function and the level of oversight services provided to the HSBC Opportunity Portfolio; (viii) the Adviser’s advisory services with respect to the Funds that are money market funds (“Money Market Funds”); (ix) the Adviser’s profitability and direct and indirect expenses; and (x) additional information provided by the Adviser at the request of the Board, following the October 21, 2016 Board meeting.
____________________

1	The HSBC Euro High Yield Bond Fund (USD Hedged) recently commenced operations and, therefore, the Agreement with respect to this Fund was not up for renewal.

42       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Investment Adviser Contract Approval (Unaudited) (continued)

In addition, the Board took into consideration its overall experience with the Adviser and the Sub-Advisers, and its experience with them during the prior year, as well as information contained in the various written and oral reports provided to the Board, including but not limited to quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from portfolio managers, product managers and other senior employees of the Adviser and certain of the Sub-Advisers. As a result of this process, at the in-person meeting held on December 15, 2016, the Board unanimously agreed to approve the continuation of the Agreements with respect to each Fund. The Board reviewed materials and made their respective determinations based on a Fund-by-Fund basis.

Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Board, including the Independent Trustees, examined the nature, quality and extent of the investment advisory services provided (or to be provided) by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel.

The Board, including the Independent Trustees, also considered: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the assets of the HSBC Family of Funds; (iv) the Adviser’s ongoing commitment to implement rulemaking initiatives of the SEC, including the SEC’s new liquidity risk management and data modernization rules and rule amendments; (iv) the business strategy of the Adviser and its parent company and their financial and other resources that are committed to the Funds’ business; and (v) the capabilities and performance of the Adviser’s portfolio management teams and other personnel.

With respect to the Money Market Funds, the Board also considered the additional yield support, in the form of additional expense reductions, provided by the Adviser and its affiliates to maintain a competitive yield for the Money Market Funds, and noted the impact of these subsidies and waivers had on the profitability of the Adviser. In addition, the Board considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives.

The Board, including the Independent Trustees, also examined the nature, quality and extent of the services that the Sub-Advisers provide (or will provide) to their respective Funds. In this regard, the Board considered the investment performance, as described below, and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, their experience, and the quality of their compliance programs, among other factors.

Based on these considerations, the Board, including the Independent Trustees, concluded that the nature, quality and extent of the services provided by the Adviser and Sub-Advisers supported continuance of the Agreements.

Investment Performance of the Funds, Adviser and Sub-Advisers. The Board, including the Independent Trustees, considered the investment performance of each Fund (except the HSBC Economic Scale Index Emerging Markets Equity Fund, which had not commenced investment operations at the time of the Meetings) over various periods of time, as compared to one another as well as to comparable peer funds, one or more benchmark indices and other accounts managed by the Adviser and Sub-Advisers.

In the context of the Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Income Strategy Fund (the “World Selection Funds”), the Board considered the relationship between the targeted risk, or volatility, levels of the Funds and their performance, as well as the difficulties in identifying an appropriate peer group against which to compare these Funds in light of their targeted risk levels.

In the context of the HSBC Opportunity Portfolio, the Board discussed Fund expenses, including the sub-advisory fees paid to Westfield, and recent performance and volatility information.

In the context of the HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund, HSBC Frontier Markets Fund, HSBC Total Return Fund, HSBC Asia ex-Japan Smaller Companies Equity Fund, HSBC Global Equity Volatility Focused Fund, HSBC Global High Yield Bond Fund, and HSBC Global High Income Bond Fund, the Board evaluated each Fund’s performance against the comparative data provided by Strategic Insight. The Independent Trustees also considered the Adviser’s commentary on this comparative data.

HSBC WORLD SELECTION FUNDS       43

HSBC WORLD SELECTION FUNDS
Investment Adviser Contract Approval (Unaudited) (continued)

The Board also considered each Fund’s current expense ratios compared to its peers, and the current asset size of each Fund.

For the Money Market Funds, the Board considered the additional yield support that the Adviser had provided in order for the Money Market Funds to maintain positive yield and performance, and that the returns of the Funds were similar to their competitors.

The Board, including the Independent Trustees, considered the Adviser’s commitment to continue to evaluate and undertake actions to help generate competitive investment performance. The Board, including the Independent Trustees, concluded that under the circumstances, the investment performance of each Fund was such that each Agreement should continue.

Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Board, including the Independent Trustees, considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Board considered the Adviser’s profitability and costs, including, but not limited to, an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Board also considered the contractual advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Strategic Insight. The Board determined that, although some competitors had lower fees than the Funds, in general, the Fund’s advisory fees were reasonable in light of the nature and quality of services provided, noting the resources, expertise and experience provided to the Funds by the Adviser and Sub-Advisers.

The Board also considered information comparing the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser.

The Board further considered the costs of the services provided by the Sub-Advisers, as available; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. In the context of the HSBC Opportunity Portfolio, the Board considered the sub-advisory fee structures, and any applicable breakpoints. In addition, the Board discussed the distinction between the services provided by the Adviser to HSBC Funds with sub-advisers pursuant to the Advisory Contracts and the services provided by the sub-advisers pursuant to the Sub-Advisory Contracts. The Board also considered information on profitability where provided by the Sub-Advisers.

The Board, including the Independent Trustees, concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were reasonable in light of the factors set forth above.

Other Relevant Considerations. The Board, including the Independent Trustees, also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Board also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds and noted the Adviser’s entrepreneurial commitment to the Funds. In addition, the Board considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

In approving the renewal of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Funds. The Board evaluated all information available to them on a Fund-by-Fund basis, and their decisions were made separately with respect to each Fund. In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

44       HSBC WORLD SELECTION FUNDS

HSBC WORLD SELECTION FUNDS
Table of Shareholder Expenses—as of April 30, 2017 (Unaudited)

As a shareholder of the World Selection Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to with the ongoing costs of investing in other mutual funds.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the World Selection Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 through April 30, 2017.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/16	4/30/17	11/1/16 - 4/30/17	11/1/16 - 4/30/17
Aggressive Strategy Fund	Class A Shares	$1,000.00	$1,105.90	$7.83	1.50%
	Class B Shares	1,000.00	1,102.00	11.73	2.25%
	Class C Shares	1,000.00	1,101.80	11.73	2.25%
Balanced Strategy Fund	Class A Shares	1,000.00	1,092.30	6.43	1.24%
	Class B Shares	1,000.00	1,087.60	10.35	2.00%
	Class C Shares	1,000.00	1,088.00	10.30	1.99%
Moderate Strategy Fund	Class A Shares	1,000.00	1,062.90	6.24	1.22%
	Class B Shares	1,000.00	1,058.00	10.10	1.98%
	Class C Shares	1,000.00	1,058.60	10.06	1.97%
Conservative Strategy Fund	Class A Shares	1,000.00	1,027.70	7.54	1.50%
	Class B Shares	1,000.00	1,023.90	11.29	2.25%
	Class C Shares	1,000.00	1,024.10	11.29	2.25%
Income Strategy Fund	Class A Shares	1,000.00	1,019.00	5.11	1.02%
	Class B Shares	1,000.00	1,015.00	8.94	1.79%
	Class C Shares	1,000.00	1,015.00	8.94	1.79%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

HSBC WORLD SELECTION FUNDS       45

HSBC WORLD SELECTION FUNDS
Table of Shareholder Expenses—as of April 30, 2017 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/16	4/30/17	11/1/16 - 4/30/17	11/1/16 - 4/30/17
Aggressive Strategy Fund	Class A Shares	$1,000.00	$1,017.36	$7.50	1.50%
	Class B Shares	1,000.00	1,013.64	11.23	2.25%
	Class C Shares	1,000.00	1,013.64	11.23	2.25%
Balanced Strategy Fund	Class A Shares	1,000.00	1,018.65	6.21	1.24%
	Class B Shares	1,000.00	1,014.88	9.99	2.00%
	Class C Shares	1,000.00	1,014.93	9.94	1.99%
Moderate Strategy Fund	Class A Shares	1,000.00	1,018.74	6.11	1.22%
	Class B Shares	1,000.00	1,014.98	9.89	1.98%
	Class C Shares	1,000.00	1,015.03	9.84	1.97%
Conservative Strategy Fund	Class A Shares	1,000.00	1,017.36	7.50	1.50%
	Class B Shares	1,000.00	1,013.64	11.23	2.25%
	Class C Shares	1,000.00	1,013.64	11.23	2.25%
Income Strategy Fund	Class A Shares	1,000.00	1,019.74	5.11	1.02%
	Class B Shares	1,000.00	1,015.92	8.95	1.79%
	Class C Shares	1,000.00	1,015.92	8.95	1.79%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund's annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

46       HSBC WORLD SELECTION FUNDS

Other Information (Unaudited):

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC WORLD SELECTION FUNDS       47

HSBC FAMILY OF FUNDS: INVESTMENT ADVISER AND ADMINISTRATOR HSBC Global Asset Management (USA) Inc. 452 Fifth Avenue New York, NY 10018

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 8106
Boston, MA 02266-8106
1-800-782-8183

TRANSFER AGENT

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

DISTRIBUTOR

Foreside Distribution Services, L.P.
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-SAR-WS-0617	6/17

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Semi-Annual Report
April 30, 2017

EQUITY FUNDS	Class A	Class B	Class C	Class I
HSBC Opportunity Fund	HSOAX	HOPBX	HOPCX	RESCX

HSBC Family of Funds
Semi-Annual Report - April 30, 2017

Glossary of Terms	2
Commentary From the Investment Manager	3
Portfolio Reviews	4
Statements of Assets and Liabilities	6
Statements of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	10
Notes to Financial Statements	12
Table of Shareholder Expenses	19
HSBC Portfolios
Portfolio Composition	21
Schedules of Portfolio Investments
HSBC Opportunity Portfolio	22
Statements of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	27
Notes to Financial Statements	28
Investment Adviser Contract Approval	33
Table of Shareholder Expenses	36
Other Information	37

Glossary of Terms

Bloomberg Barclays U.S. Aggregate Bond Index is an index that is generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

Gross Domestic Product (“GDP”) is the value of goods and services produced in a given country in a given year.

Lipper Mid-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

MSCI Emerging Markets (“MSCI EM”) Index is an index that captures the large- and mid-cap representation across 24 emerging markets countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI Europe Australasia and Far East (“MSCI EAFE”) Index is an equity index which captures the large- and mid-cap representation across developed markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK (excluding the US and Canada).

The Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500® Growth Index is an index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 (“S&P 500”) Index is an index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices are unmanaged and assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

Global Economic Review

Improving economic fundamentals in many economies spurred robust global economic growth over the six-month period between November 1, 2016, and April 30, 2017. Equities in developed markets rose during each month of the period as strong corporate profits, supportive monetary policy, tightening labor markets and other positive economic data buoyed investor sentiment.

Shortly after the start of the six-month period, the surprise election of Donald J. Trump as president of the United States jolted global markets and sent equities into a soaring rally. The election’s outcome created optimism among many investors that the new president would follow through on campaign promises to pursue tax reform, reduce regulations, streamline fossil fuel energy production and implement other policies considered business-friendly. However, the prospect of a new era of protectionist trade policies and political unpredictability appeared to present significant challenges for certain industries and economies.

U.S. economic growth weakened during the period, dragged down most notably by a slowdown in consumer spending early in 2017. Many other economic indicators were quite impressive, however. Consumer confidence hit a 16-year high in March 2017, home prices rose to levels last seen well before the 2008 housing crisis, business confidence ticked upwards and manufacturing activity moved higher.

U.S. gross domestic product (GDP1) grew at a rate of 2.1% in the fourth quarter of 2016. A preliminary estimate puts GDP growth at 0.7% for the first quarter of 2017.

The U.S. labor market tightened during the period. Some economists concluded that the U.S. had reached full employment, meaning that nearly all individuals able and willing to work were employed. The unemployment rate dropped to a 10-year low of 4.4% during the last month of the period. Wages trended higher, though the rate of wage growth remains sluggish.

The global economy appeared to be in the midst of a cyclical expansion during the six-month period, as many major economies experienced increasing growth and improving credit conditions. Government borrowing costs remained low, debt ratios were more stable than in recent years and budget deficits in many nations returned to pre-crisis levels.

The eurozone experienced an acceleration of economic activity, showing resilience in the wake of the intense uncertainty caused by the U.K.’s Brexit vote. This strength was supported by a tightening labor market, robust consumption and an uptick in manufacturing activity caused by a weaker euro and a recovery in regional fixed investment. The eurozone economy also benefited from improving credit conditions and easing fiscal austerity by many governments. At its April meeting, European Central Bank (ECB) President Draghi noted that the recovery was “increasingly solid.” The longer-term consequences of Brexit, however, and the wave of rising populism in the region’s politics, continued to cast a shadow of uncertainty across Europe and the U.K.

The Bank of Japan continued its loose monetary policy and ongoing fiscal stimulus efforts with mixed results. Economic growth gained momentum, supported by a pickup in exports. The fundamentals of the Japanese economy, including personal consumption, remained relatively weak. On the upside, the labor market showed signs of improvement.

China’s economy reaccelerated during the period following multiple years of slowing growth. The Chinese industrial sector was boosted by improving exports and strong activity in the property sector. Strong economic growth in China remains highly dependent on steady growth of credit. For that reason, the People’s Bank of China (PBoC) took the step during the period to allow interbank rates to increase, aiming to contain leverage risks and offset downward pressure on the yuan as U.S. Federal Reserve Board (the Fed) tightens policy.

Increasing economic growth in China improved the outlook for many emerging-markets economies and helped drive commodity production and industrial and trade activity. Emerging economies that are heavily reliant on trade with China were the prime beneficiaries.

Another major theme impacting the global economy during the six-month period was the prospect that a rising tide of nationalist populism might bring a wave of trade protectionism. President Donald Trump quickly withdrew the U.S. from the Trans-Pacific Partnership trade deal upon taking office, but he was less quick to act on other campaign promises with the potential to shake up global trade, including renegotiating the terms of NAFTA, constructing a wall along the southern border with Mexico and imposing tariffs on “currency manipulators.” The Trump administration’s delays in these areas supported improving economic outlook for some economies reliant on trade with the U.S.

The Fed twice raised its federal funds rate during the six-month period, motivated in large part by rising inflation. The first increase, an expected move, occurred in December when the Fed raised the target range to 0.50% to 0.75%. The second increase occurred in March, which was somewhat less anticipated, set the target range at 0.75% to 1.00%.

Market Review

U.S. equities posted strong gains over the six-month period. Stocks rallied for more than a month following the presidential election on November 9, 2016 and then trended upward for the remainder of the period.

The S&P 500 Index1 of large company stocks advanced 13.32% for the six months through April 2017. The Russell 2000® Index1 of small company stocks soared 18.37%.

U.S. stocks generally outperformed international markets during the period. Emerging markets stocks lagged behind their developed markets counterparts, reversing a trend of recent years. Emerging markets equities sold off significantly in the immediate aftermath of the U.S. election due in large part to concerns about increased U.S. trade protectionism and a stronger U.S. dollar. These concerns receded somewhat later in the period, supporting modest emerging gains that offset some earlier losses. The MSCI Emerging Markets Index1, which fell 7% in four days following the election, ended the period up 9.03%. The MSCI EAFE Index1 of developed market international stocks gained 11.73% for the period.

The Bloomberg Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed income market, retreated 0.67% for the six months through April 2017. Credit spreads compressed substantially over the past 12 months as investors grew more aware of the risk of tighter U.S. monetary policy. Lower-quality credit outperformed higher-quality assets more sensitive to interest rate movements. Treasury yields rose significantly.

1     For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       3

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund
(Class A Shares, Class B Shares, Class C Shares and Class I Shares)

by William A. Muggia, Committee Lead/Portfolio Manager
Ethan J. Myers, CFA, Portfolio Manager
John M. Montgomery, Portfolio Manager
Hamlen Thompson, Portfolio Manager
Bruce N. Jacobs, CFA, Portfolio Manager
Westfield Capital Management Company, L.P.

The HSBC Opportunity Fund (the “Fund”) seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of small- and mid-cap companies. Small- and mid-cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500® Growth Index1. The Fund may also invest in equity securities of larger, more established companies and may invest up to 20% of its assets in securities of foreign companies. The Fund employs a two-tier structure, commonly referred to as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management Company, L.P. as its subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

Small- to mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the six-month period ended April 30, 2017, the Class I Shares of the HSBC Opportunity Fund produced a 18.76% total return, and the Class A Shares of the Fund produced a 18.56% total return (without sales charge). The Russell 2500® Growth Index1, the Fund’s primary performance benchmark, and the Lipper Mid-Cap Growth Funds Average1 returned 17.04% and 14.70%, respectively.

Portfolio Performance

Domestic stocks rose sharply in the six-month period under review, propelling most equity indices into record territory. The rally began following the U.S. presidential election in November, with investors flocking to domestic cyclical stocks. Smaller capitalization companies typically led their larger-cap counterparts. The rally continued into 2017, supported by positive economic data in the U.S. and signs of improvements in the European and emerging markets economies.

Cyclical and financial stocks began to retreat in the first weeks of 2017 as the “Trump trade” faded and investors sought out higher quality, larger-cap, growth-oriented companies, primarily within the information technology and health care sectors. Markets recovered slightly in February, although not enough to keep defensive sectors, such as consumer staples, real estate, and utilities, which are prized by investors for their bond-like characteristics, from underperforming for the period. The energy sector was the only segment to finish the period in negative territory.

The Fund outperformed its primary benchmark during the period. The health care sector was the largest contributor to relative performance, particularly biotechnology and pharmaceutical holdings. The sector benefited from signs the new administration would ease the regulatory environment, improving sentiment around drug pricing, and anticipation of an increase in mergers and acquisition activity. Strong stock selection in information technology also enhanced relative results, as did an underweight allocation to the real estate sector, which struggled from the start of the period due to concerns about rising interest rates.†

The consumer discretionary sector, particularly within the Fund’s restaurants and distributors holdings, detracted from relative results. The Fund’s materials holdings dragged on relative results as well, primarily due to holdings within the chemicals and container and packaging industries.†

†     Portfolio composition is subject to change.
1     For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

4       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund

			Average Annual			Expense
Fund Performance			Total Return (%)			Ratio (%)[5]
	Inception	Six
As of April 30, 2017	Date	Months*	1 Year	5 Year	10 Year	Gross	Net
HSBC Opportunity Fund Class A1	9/23/96	12.66	13.53	9.37	8.07	2.11	1.65
HSBC Opportunity Fund Class B2	1/6/98	14.17	14.69	9.67	8.14	2.86	2.40
HSBC Opportunity Fund Class C3	11/4/98	17.07	17.57	9.67	8.23	2.86	2.40
HSBC Opportunity Fund Class I†	9/3/96	18.76	20.03	11.06	9.08	1.03	1.03
Russell 2500® Growth Index[4]	—	17.04	20.72	12.75	8.33	N/A	N/A
Lipper Mid-Cap Growth Funds Average[4]	—	14.70	17.36	10.93	7.01	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2018 for Class A Shares, Class B Shares and Class C Shares.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) to the Fund related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

*	Aggregate total return.
†	The Class I Shares are issued by a separate series of the HSBC Funds.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	For additional information, please refer to the Glossary of Terms.
5	Reflects the expense ratios as reported in the prospectus dated February 28, 2017. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to an annual rate of 1.65%, 2.40%, and 2.40% for Class A Shares, Class B Shares, and Class C Shares, respectively. The expense limitation shall be in effect until March 1, 2018. Additional information pertaining to the April 30, 2017 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the Russell 2500® Growth Index, an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS     5

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2017 (Unaudited)

		Opportunity
	Opportunity	Fund
	Fund	(Class I)
Assets:
Investments in Affiliated Portfolio	$10,117,494	$125,455,676
Receivable for capital shares issued	7,995	46,879
Receivable from Investment Adviser	13,397	5,979
Prepaid expenses	14,727	17,806
Total Assets	10,153,613	125,526,340

Liabilities:
Payable for capital shares redeemed	8,684	32,892
Accrued expenses and other payables:
Administration	156	2,033
Distribution fees	354	—
Shareholder Servicing	2,796	—
Accounting	1,543	733
Professional	9,860	8,992
Printing	219	9,749
Transfer Agent	9,575	6,150
Trustee	—	11
Other	280	1,320
Total Liabilities	33,467	61,880
Net Assets	$10,120,146	$125,464,460

Composition of Net Assets:
Capital	$8,339,479	$98,327,720
Accumulated net investment income/(loss)	(112,519)	(449,585)
Accumulated net realized gains/(losses) from investments	651,348	10,484,186
Net unrealized appreciation/(depreciation) on investments	1,241,838	17,102,139
Net Assets	$10,120,146	$125,464,460

Net Assets:
Class A Shares	$9,578,881	$—
Class B Shares	67,229	—
Class C Shares	474,036	—
Class I Shares	—	125,464,460
Total	$10,120,146	$125,464,460

Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	927,492	—
Class B Shares	10,375	—
Class C Shares	69,704	—
Class I Shares	—	8,887,625

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$10.33	$—
Class B Shares(a)	$6.48	$—
Class C Shares(a)	$6.80	$—
Class I Shares	$—	$14.12
Maximum Sales Charge:
Class A Shares	5.00%	—%
Maximum Offering Price per share (Net Asset Value / (100%-maximum sales charge))
Class A Shares	$10.87	$—
____________________

(a)	Redemption price per share varies by length of time shares are held.

6 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations—For the period ended April 30, 2017 (Unaudited)

		Opportunity
	Opportunity	Fund
	Fund	(Class I)
Investment Income:
Investment Income from Affiliated Portfolio	$45,876	$644,091
Expenses from Affiliated Portfolio	(44,902)	(627,493)
Total Investment Income	974	16,598

Expenses:
Administration:
Class A Shares	914	—
Class B Shares	6	—
Class C Shares	46	—
Class I Shares	—	13,525
Distribution:
Class B Shares	245	—
Class C Shares	1,757	—
Shareholder Servicing:
Class A Shares	11,228	—
Class B Shares	82	—
Class C Shares	586	—
Accounting	9,408	4,458
Administrative Services	3,455	12,069
Compliance Services	66	931
Printing	2,793	31,193
Professional	5,891	13,838
Transfer Agent	46,748	45,579
Trustee	145	2,190
Registration fees	9,996	13,565
Other	935	5,749
Total expenses before fee and expense reductions	94,301	143,097
Fees voluntarily reduced/reimbursed by Investment Adviser	(4,951)	—
Fees contractually reduced/reimbursed by Investment Adviser	(54,888)	(8,490)
Fees voluntarily reduced by Sub-Administrator	(627)	(628)
Net Expenses	33,835	133,979

Net Investment Income/(Loss)	(32,861)	(117,381)

Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investments from Affiliated Portfolio	848,974	12,394,649
Change in unrealized appreciation/depreciation on investments from Affiliated Portfolio	869,714	11,523,375

Net realized/unrealized gains/(losses) on investments from Affiliated Portfolio	1,718,688	23,918,024
Change in Net Assets Resulting from Operations	$1,685,827	$23,800,643

See notes to financial statements.	HSBC FAMILY OF FUNDS 7

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	Opportunity Fund		Opportunity Fund (Class I)
	Six Months Ended	For the	Six Months Ended	For the
	April 30, 2017	year ended	April 30, 2017	year ended
	(unaudited)	October 31, 2016	(unaudited)	October 31, 2016
Investment Activities:
Operations:
Net investment income/(loss)	$(32,861)	$(96,199)	$(117,381)	$(305,239)
Net realized gains/(losses) from investments	848,974	1,215,936	12,394,649	13,908,190
Change in unrealized appreciation/depreciation
on investments	869,714	(1,855,077)	11,523,375	(20,296,364)
Change in net assets resulting from operations	1,685,827	(735,340)	23,800,643	(6,693,413)

Distributions:
Net realized gains:
Class A Shares	(1,128,826)	—	—	—
Class B Shares	(12,613)	—	—	—
Class C Shares	(79,223)	—	—	—
Class I Shares	—	—	(14,495,106)	—
Change in net assets resulting from distributions	(1,220,662)	—	(14,495,106)	—
Change in net assets resulting from
capital transactions	(170,215)	(7,035,888)	(24,902,215)	(72,091,064)
Change in net assets	294,950	(7,771,228)	(15,596,678)	(78,784,477)

Net Assets:
Beginning of period	9,825,196	17,596,424	141,061,138	219,845,615
End of period	$10,120,146	$9,825,196	$125,464,460	$141,061,138
Accumulated net investment income (loss)	$(112,519)	$(79,658)	$(449,585)	$(332,204)

8 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund		Opportunity Fund (Class I)
	Six Months Ended	For the	Six Months Ended	For the
	April 30, 2017	year ended	April 30, 2017	year ended
	(unaudited)	October 31, 2016	(unaudited)	October 31, 2016
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$240,102	$2,138,113	$—	$—
Dividends reinvested	1,096,861	—	—	—
Value of shares redeemed	(1,499,846)	(8,758,224)	—	—
Class A Shares capital transactions	(162,883)	(6,620,111)	—	—

Class B Shares:
Proceeds from shares issued	7,643	—	—	—
Dividends reinvested	12,613	—	—	—
Value of shares redeemed	(26,383)	(95,023)	—	—
Class B Shares capital transactions	(6,127)	(95,023)	—	—

Class C Shares:
Proceeds from shares issued	9,094	200	—	—
Dividends reinvested	79,223	—	—	—
Value of shares redeemed	(89,522)	(320,954)	—	—
Class C Shares capital transactions	(1,205)	(320,754)	—	—

Class I Shares:
Proceeds from shares issued	—	—	5,439,183	46,455,601
Dividends reinvested	—	—	14,367,761	—
Value of shares redeemed	—	—	(44,709,159)	(118,546,665)
Class I Shares capital transactions	—	—	(24,902,215)	(72,091,064)
Change in net assets resulting from capital transactions	$(170,215)	$(7,035,888)	$(24,902,215)	$(72,091,064)

SHARE TRANSACTIONS:
Class A Shares:
Issued	23,865	226,608	—	—
Reinvested	118,451	—	—	—
Redeemed	(147,535)	(899,384)	—	—
Change in Class A Shares	(5,219)	(672,776)	—	—

Class B Shares:
Issued	1,201	—	—	—
Reinvested	2,167	—	—	—
Redeemed	(4,090)	(14,246)	—	—
Change in Class B Shares	(722)	(14,246)	—	—

Class C Shares:
Issued	1,382	29	—	—
Reinvested	12,966	—	—	—
Redeemed	(12,604)	(44,801)	—	—
Change in Class C Shares	1,744	(44,772)	—	—

Class I Shares:
Issued	—	—	406,522	3,513,118
Reinvested	—	—	1,137,590	—
Redeemed	—	—	(3,285,426)	(8,909,863)
Change in Class I Shares	—	—	(1,741,314)	(5,396,745)

See notes to financial statements.	HSBC FAMILY OF FUNDS	9

HSBC OPPORTUNITY FUND
Financial Highlights Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets (c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions) (c)	Portfolio Turnover (b),(d)
Class A Shares
Six Months Ended
April 30, 2017 (unaudited)	$9.94	$(0.03)	$1.72	$1.69	$—	$(1.30)	$(1.30)	$10.33	18.56%		$9,579	1.55%	(0.62)%	2.77%	43%
Year Ended October 31, 2016	10.34	(0.07)	(0.33)	(0.40)	—	—	—	9.94	(3.87)%		9,276	1.55%	(0.66)%	2.11%	96%
Year Ended October 31, 2015	12.83	(0.10)	(0.07)	(0.17)	—	(2.32)	(2.32)	10.34	(2.21)%		16,593	1.55%	(0.86)%	1.84%	63%
Year Ended October 31, 2014	12.78	(0.13)	1.53	1.40	—	(1.35)	(1.35)	12.83	11.57%		16,110	1.55%	(1.04)%	1.86%	66%
Year Ended October 31, 2013	10.13	(0.06)	3.34	3.28	—	(0.63)	(0.63)	12.78	34.02	%(e)	14,259	1.55%	(0.49)%	2.01%	70%
Year Ended October 31, 2012	10.63	(0.05)	1.11	1.06	—	(1.56)	(1.56)	10.13	12.08	%(e)	10,204	1.55%	(0.51)%	2.20%	59%
Class B Shares
Six Months Ended
April 30, 2017 (unaudited)	6.72	(0.04)	1.10	1.06	—	(1.30)	(1.30)	6.48	18.03%		67	2.30%	(1.35)%	3.52%	43%
Year Ended October 31, 2016	7.04	(0.09)	(0.23)	(0.32)	—	—	—	6.72	(4.55)%		75	2.30%	(1.41)%	2.86%	96%
Year Ended October 31, 2015	9.51	(0.13)	(0.02)	(0.15)	—	(2.32)	(2.32)	7.04	(2.90)%		178	2.30%	(1.61)%	2.60%	63%
Year Ended October 31, 2014	9.87	(0.16)	1.15	0.99	—	(1.35)	(1.35)	9.51	10.74%		334	2.30%	(1.74)%	2.60%	66%
Year Ended October 31, 2013	8.01	(0.11)	2.60	2.49	—	(0.63)	(0.63)	9.87	33.10	%(e)	480	2.30%	(1.24)%	2.77%	70%
Year Ended October 31, 2012	8.80	(0.10)	0.87	0.77	—	(1.56)	(1.56)	8.01	11.15	%(e)	499	2.30%	(1.25)%	2.99%	59%
Class C Shares
Six Months Ended
April 30, 2017 (unaudited)	6.99	(0.05)	1.16	1.11	—	(1.30)	(1.30)	6.80	18.04%		474	2.30%	(1.38)%	3.53%	43%
Year Ended October 31, 2016	7.32	(0.10)	(0.23)	(0.33)	—	—	—	6.99	(4.51)%		475	2.30%	(1.41)%	2.88%	96%
Year Ended October 31, 2015	9.80	(0.13)	(0.03)	(0.16)	—	(2.32)	(2.32)	7.32	(2.93)%		825	2.30%	(1.61)%	2.62%	63%
Year Ended October 31, 2014	10.14	(0.17)	1.18	1.01	—	(1.35)	(1.35)	9.80	10.64%		822	2.30%	(1.77)%	2.61%	66%
Year Ended October 31, 2013	8.21	(0.11)	2.67	2.56	—	(0.63)	(0.63)	10.14	33.15	%(e)	711	2.30%	(1.21)%	2.76%	70%
Year Ended October 31, 2012	8.98	(0.10)	0.89	0.79	—	(1.56)	(1.56)	8.21	11.14	%(e)	545	2.30%	(1.19)%	3.03%	59%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio. Amounts designated as “–“ are $0.00 or have been rounded to $0.00.
(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	The Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10% and 0.13% for the years ended October 31, 2012 and 2013, respectively.

10	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC OPPORTUNITY FUND (CLASS I)
Financial Highlights Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets (c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions) (c)	Portfolio Turnover (b),(d)
Class I Shares
Six Months Ended
April 30, 2017 (unaudited)	$13.27	$(0.01)	$2.33	$2.32	$—	$(1.47)	$(1.47)	$14.12	18.76%		$125,464	1.10%	(0.17)%	1.11%	43%
Year Ended October 31, 2016	13.72	(0.02)	(0.43)	(0.45)	—	—	—	13.27	(3.28)%		141,061	1.03%	(0.15)%	1.03%	96%
Year Ended October 31, 2015	17.47	(0.05)	(0.08)	(0.13)	—	(3.62)	(3.62)	13.72	(1.69)%		219,846	0.99%	(0.30)%	0.99%	63%
Year Ended October 31, 2014	17.27	(0.08)	2.07	1.99	(0.04)	(1.75)	(1.79)	17.47	12.16%		205,237	1.00%	(0.49)%	1.00%	66%
Year Ended October 31, 2013	13.40	0.01	4.47	4.48	—	(0.61)	(0.61)	17.27	34.70	%(e)	208,321	0.99%	0.07%	0.99%	70%
Year Ended October 31, 2012	14.02	(0.01)	1.46	1.45	—	(2.07)	(2.07)	13.40	12.50	%(e)	135,098	1.08%	(0.01)%	1.08%	59%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	The Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10% and 0.13% for the years ended October 31, 2012 and 2013, respectively.

See notes to financial statements.	HSBC FAMILY OF FUNDS 11

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited)

1. Organization:

The HSBC Funds (the “Trust”), a Delaware statutory trust organized on March 2, 2016, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Effective June 24, 2016, the Funds (as defined below), which were series of HSBC Funds, a Massachusetts business trust, reorganized with and into corresponding series of the Trust (each, a “Reorganization”). Upon completion of each Reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding predecessor series. As of April 30, 2017, the Trust is composed of 18 separate operational funds, each a series of the HSBC Family of Funds. The accompanying financial statements are presented for the following two funds (individually a “Fund”, collectively the “Funds”) of the Trust:

Fund	Short Name
HSBC Opportunity Fund	Opportunity Fund
HSBC Opportunity Fund (Class I)	Opportunity Fund (Class I)

All the Funds are diversified funds. Financial statements for all other funds of the Trust are published separately.

Each Fund utilizes a master-feeder fund structure and seeks to achieve its investment objectives by investing all of its investable assets in the HSBC Opportunity Portfolio (the “Portfolio”), which is a diversified series of the Trust. The Portfolio operates as a master fund in a master-feeder arrangement and also may receive investments from certain fund of funds. The Funds’ proportionate ownership of the Portfolio as of April 30, 2017 was as follows:

Proportionate
Ownership
Interest on
Fund	April 30, 2017 (%)
Opportunity Fund	7.5
Opportunity Fund (Class I)	92.5

The financial statements of the Portfolio, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolio should be read in conjunction with the financial statements of the Funds.

The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Opportunity Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The Opportunity Fund (Class I) offers one class of shares: Class I Shares. Class A Shares of the Opportunity Fund have a maximum sales charge of 5.00% as a percentage of the original purchase price. Class B Shares of the Opportunity Fund are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Opportunity Fund are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Opportunity Fund. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. Class B Shares of the Opportunity Fund may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

Under the Trust’s organizational documents, the Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the Funds. However, based on experience, the Trust expects that risk of loss to be remote.

12	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

The Funds record investments to the Portfolio on a trade date basis. The Funds record daily their proportionate share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from the Portfolio. In addition, the Funds accrue their own expenses daily as incurred.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trust in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Distributions to Shareholders:

Dividends to shareholders from net investment income, if any, are declared and distributed semiannually in the case of the Funds.

The Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

Federal Income Taxes:

Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required for the Funds, although shareholders may be taxed on distributions they receive.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken. Management’s conclusions may be subject to future review based on changes in, or interpretation of, accounting standards or tax laws and regulations.

HSBC FAMILY OF FUNDS	13

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

Recent Accounting Pronouncements:

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the Funds’ financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

3. Investment Valuation Summary

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Funds’ investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1—quoted prices in active markets for identical assets

●	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

●	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust’s policy is to disclose transfers between fair value hierarchy levels based on valuations at the end of the reporting period. There were no transfers between levels as of April 30, 2017, from the valuation input levels used on October 31, 2016. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Funds record their investments in the Portfolio at fair value, which represents their proportionate ownership of the value of the Portfolios’ net assets. These investments are typically categorized as Level 2 in the fair value hierarchy. The underlying securities of the Portfolio are recorded at fair value, as discussed more fully in the Notes to Financial Statements of the Portfolio included elsewhere in this report.

As of April 30, 2017, all investments were categorized as Level 2 in the fair value hierarchy.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly-owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Portfolio. As Investment Adviser, HSBC manages the investments of the Portfolio and continuously reviews, supervises, and administers the Portfolios’ investments. The Funds are not directly charged any investment management fees.

Administration:

HSBC also serves the Funds as Administrator., Under the terms of the Administration Agreement, HSBC receives from the Funds (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0400
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0265
In excess of $50 billion	0.0245

14	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trust. For the period ended April 30, 2017, the effective annualized rate was 0.04%, prior to any fee waivers or expense reimbursements, based on the average daily net assets of the Trust. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trust. For assets invested in the Portfolio by the Funds, the Portfolio pays half of the administration fee and the Funds pay half, for a combination of the total fee rate as set forth above.

Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s Sub-Administrator, subject to the general supervision by the Trust’s Board of Trustees (the “Board”) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

Under a Compliance Services Agreement between the Trust and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trust’s Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trust paid Citi $156,417 for the period ended April 30, 2017, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust, has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), Class C Shares (currently charging 0.75%) of the Opportunity Fund, respectively. For the period ended April 30, 2017, Foreside, as Distributor, also received $3,897 in commissions from sales of the Trust, of which $3 were reallocated to HSBC-affiliated brokers and dealers.

Shareholder Servicing:

The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Opportunity Fund. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan will not exceed in the aggregate 0.50% of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

The Trust has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Funds will pay all or a portion of such fees earned to financial intermediaries for performing such services.

Fund Accounting and Transfer Agency:

Citi provides fund accounting services for each Fund. As fund accountant, Citi receives an annual fee per Fund and share class, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for regulatory administration services. Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each Fund. As transfer agent, BFDS receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, and reimbursement of certain expenses.

HSBC FAMILY OF FUNDS	15

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

Independent Trustees:

The Trust pays an annual retainer to each Independent Trustee, plus additional annual retainers to each Committee Chair and the Chairman of the Board. The Independent Trustees also receive a fee for each regular, special in-person, and telephonic meeting of the Board of Trustees attended. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Trust and are presented in the Statements of Operations.

Other:

The Funds pay fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected on the Statements of Operations as “Administrative Services.”

Fee Reductions:

The Investment Adviser has agreed to contractually limit through March 1, 2018 the total annual expenses, exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and indirect expenses attributable to the Fund’s investments in investment companies, of the Funds. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Contractual Expense
Fund	Class	Limitations(%)
Opportunity Fund	A	1.65
Opportunity Fund	B	2.40
Opportunity Fund	C	2.40
Opportunity Fund (Class I)	I	1.10

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the period ended April 30, 2017, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of April 30, 2017, the repayments that may potentially be made by the Funds are as follows:

Fund	2020($)	2019($)	2018($)	2017($)	Total($)
Opportunity Fund	54,888	62,736	34,993	34,544	187,161
Opportunity Fund (Class I)	8,490	—	—	—	8,490
____________________

*	The year listed above the amounts is the fiscal year ending in which the amounts will no longer be able to be recouped.

The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi as Sub-Administrator are reported separately on the Statements of Operations, as applicable.

5. Investment Transactions:

Contributions to and withdrawals from the Portfolio for the period ended April 30, 2017 totaled:

Fund	Contributions($)	Withdrawals($)
Opportunity Fund	147,388	1,576,588
Opportunity Fund (Class I)	2,013,901	41,893,814

16	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

6. Federal Income Tax Information:

There were no dividends paid by the Funds during the tax year ended October 31, 2016.

As of the tax year ended October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

			Undistributed			Accumulated	Unrealized	Total
	Undistributed	Undistributed	Long Term			Capital	Appreciation/	Accumulated
	Ordinary	Tax Exempt	Capital	Accumulated	Dividends	and Other	(Depreciation)	Earnings/
	Income ($)	Income ($)	Gains ($)	Earnings ($)	Payable ($)	Losses ($)	($)(1)	(Deficit) ($)
Opportunity Fund	—	—	1,220,661	1,220,661	—	(79,658)	174,499	1,315,502
Opportunity Fund (Advisor)	—	—	14,495,104	14,495,104	—	(332,204)	3,668,303	17,831,203

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the tax year ended October 31, 2016, the following Funds had deferred losses, which will be treated as arising on the first day of the fiscal year ending October 31, 2017.

Late Year
Ordinary Losses ($)
Opportunity Fund	79,658
Opportunity Fund (Advisor)	332,204

The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

7. Significant Shareholders:

Shareholders, including other funds, individuals, and accounts, as well as the Fund’s investment manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following list includes the Funds which had individual shareholder accounts with ownership of voting securities greater than 10% of the total outstanding voting securities but less than 25% and/or accounts with ownership of voting securities greater than 25% of the total outstanding voting securities. Significant transactions by these shareholder accounts may negatively impact the Funds’ performance.

Number of shareholders with
	ownership of voting securities	Number of shareholders with
	of the Fund greater than 10%	ownership of voting securities
	and less than 25% of	of the Fund greater than 25%
	the total Fund’s outstanding	of the total Fund’s outstanding
Fund	voting securities	voting securities
Opportunity Fund	—	1
Opportunity Fund (Class I)	3	—

HSBC FAMILY OF FUNDS	17

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

8. Subsequent Events:

On February 3, 2017, Lovell Minnick Partners announced that it had signed a definitive agreement to acquire a majority interest in Foreside Financial Group, LLC, the indirect parent of Foreside. On May 31, 2017, Foreside announced that its acquisition by Lovell Minnick Partners was completed. The services provided by Foreside, and the fees charged for such services, are not expected to change as a result of the acquisition.

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no adjustments or additional disclosures were required to the financial statements as of April 30, 2017.

18	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of April 30, 2017 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and /or shareholder servicing fees and other Fund expenses (including expenses allocated from the Portfolios). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 through April 30, 2017.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/16	4/30/17	11/1/16 - 4/30/17	11/1/16 - 4/30/17
Opportunity Fund	Class A Shares	$1,000.00	$1,185.60	$8.40	1.55%
	Class B Shares	1,000.00	1,180.30	12.43	2.30%
	Class C Shares	1,000.00	1,180.40	12.43	2.30%
Opportunity Fund (Class I)	Class I Shares	1,000.00	1,187.60	5.97	1.10%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

HSBC FAMILY OF FUNDS       19

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of April 30, 2017 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/16	4/30/17	11/1/16 - 4/30/17	11/1/16 - 4/30/17
Opportunity Fund	Class A Shares	$1,000.00	$1,017.11	$7.75	1.55%
	Class B Shares	1,000.00	1,013.39	11.48	2.30%
	Class C Shares	1,000.00	1,013.39	11.48	2.30%
Opportunity Fund (Class I)	Class I Shares	1,000.00	1,019.34	5.51	1.10%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

20       HSBC FAMILY OF FUNDS

Portfolio Reviews
Portfolio Composition* April 30, 2017 (Unaudited)

HSBC Opportunity Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Software	6.6
Pharmaceuticals	6.0
Hotels, Restaurants & Leisure	5.7
Health Care Equipment & Supplies	5.3
Building Products	5.2
Machinery	5.0
Media	5.0
Investment Companies	4.7
Biotechnology	4.6
Chemicals	3.7
Equity Real Estate Investment Trusts	3.6
Professional Services	3.4
IT Services	3.3
Road & Rail	3.0
Capital Markets	3.0
Containers & Packaging	3.0
Aerospace & Defense	2.5
Food Products	2.3
Diversified Consumer Services	2.1
Life Sciences Tools & Services	2.1
Semiconductors & Semiconductor Equipment	1.9
Trading Companies & Distributors	1.8
Internet Software & Services	1.8
Construction Materials	1.8
Health Care Providers & Services	1.7
Insurance	1.5
Oil, Gas & Consumable Fuels	1.3
Banks	1.3
Diversified Telecommunication Services	1.3
Thrifts & Mortgage Finance	1.2
Auto Components	1.2
Textiles, Apparel & Luxury Goods	1.1
Communications Equipment	0.8
Electronic Equipment,
Instruments & Components	0.5
Airlines	0.4
Household Durables	0.3
Total	100.0
____________________

*     Portfolio composition is subject to change.

HSBC FAMILY OF FUNDS       21

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited)

Common Stocks – 95.8%

	Shares	Value ($)
Aerospace & Defense – 2.5%
KLX, Inc. (a)	31,460	1,488,058
TransDigm Group, Inc.	7,724	1,905,743
		3,393,801
Airlines – 0.4%
Allegiant Travel Co.	4,157	604,428
Auto Components – 1.2%
Dana, Inc.	83,290	1,617,492
Banks – 1.3%
First Republic Bank	19,710	1,822,387
Biotechnology – 4.6%
Acceleron Pharma, Inc. (a)	49,130	1,622,273
Alkermes plc (a)	21,740	1,266,355
Bioverativ, Inc. (a)	16,110	947,429
Neurocrine Biosciences, Inc. (a)	36,640	1,956,576
Seattle Genetics, Inc. (a)	6,540	446,682
		6,239,315
Building Products – 5.2%
A.O. Smith Corp.	38,620	2,080,846
Builders FirstSource, Inc. (a)	164,740	2,637,487
Lennox International, Inc.	14,285	2,362,596
		7,080,929
Capital Markets – 3.0%
MSCI, Inc.	17,330	1,738,546
Raymond James Financial, Inc.	31,070	2,315,336
		4,053,882
Chemicals – 3.8%
Axalta Coating Systems Ltd. (a)	92,420	2,899,216
W.R. Grace & Co.	31,620	2,204,546
		5,103,762
Communications Equipment – 0.8%
Lumentum Holdings, Inc. (a)	24,400	1,043,100
Construction Materials – 1.8%
Summit Materials, Inc., Class A (a)	93,147	2,390,152
Containers & Packaging – 3.0%
Avery Dennison Corp.	25,270	2,102,717
Sealed Air Corp.	43,800	1,928,076
		4,030,793
Diversified Consumer Services – 2.2%
Nord Anglia Education, Inc. (a)	44,980	1,448,356
Sotheby’s Holdings, Inc., Class A (a)	31,200	1,477,632
		2,925,988
Diversified Telecommunication Services – 1.3%
Zayo Group Holdings, Inc. (a)	50,680	1,777,348
Electronic Equipment, Instruments & Components – 0.5%
IPG Photonics Corp. (a)	5,490	693,497
Equity Real Estate Investment Trusts – 3.7%
Cyrusone, Inc.	39,320	2,148,445
STAG Industrial, Inc.	40,070	1,056,245
Sun Communities, Inc.	20,970	1,753,302
		4,957,992
Food Products – 2.3%
Hain Celestial Group, Inc. (a)	30,720	1,136,333
Pinnacle Foods, Inc.	34,320	1,995,708
		3,132,041
Health Care Equipment & Supplies – 5.3%
DexCom, Inc. (a)	26,810	2,090,108
STERIS plc	43,270	3,193,326
Wright Medical Group NV (a)	63,818	1,939,429
		7,222,863
Health Care Providers & Services – 1.7%
Quest Diagnostics, Inc.	21,680	2,287,457
Hotels, Restaurants & Leisure – 5.7%
Dunkin’ Brands Group, Inc.	34,050	1,902,033
Six Flags Entertainment Corp.	47,090	2,948,304
Vail Resorts, Inc.	14,720	2,909,555
		7,759,892
Household Durables – 0.3%
Topbuild Corp. (a)	7,270	372,151
Insurance – 1.5%
Arthur J. Gallagher & Co.	35,445	1,978,185
Internet Software & Services – 1.8%
Costar Group, Inc. (a)	9,944	2,395,410
IT Services – 3.3%
Gartner, Inc. (a)	15,540	1,772,959
Total System Services, Inc.	48,180	2,761,195
		4,534,154
Life Sciences Tools & Services – 2.1%
Mettler-Toledo International, Inc. (a)	5,630	2,890,555
Machinery – 5.0%
Crane Co.	28,960	2,314,194
Flowserve Corp.	41,260	2,098,896
Middleby Corp. (a)	17,705	2,410,181
		6,823,271
Media – 5.1%
Lions Gate Entertainment,
Class B (a)	66,150	1,577,678
Live Nation Entertainment, Inc. (a)	41,690	1,340,750
Nexstar Media Group, Inc., Class A.	28,040	1,934,760
Scripps Networks Interactive	26,110	1,950,940
		6,804,128
Oil, Gas & Consumable Fuels – 1.4%
Tesoro Corp.	23,000	1,833,330

22 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value ($)
Pharmaceuticals – 6.1%
Jazz Pharmaceuticals plc (a)	19,818	3,156,610
Nektar Therapeutics (a)	100,060	1,898,138
Pacira Pharmaceuticals, Inc. (a)	35,650	1,730,808
The Medicines Co. (a)	28,310	1,396,249
		8,181,805
Professional Services – 3.3%
IHS Markit Ltd. (a)	47,808	2,074,867
Transunion (a)	62,490	2,501,475
		4,576,342
Road & Rail – 3.0%
J.B. Hunt Transportation
Services, Inc.	22,755	2,040,213
Old Dominion Freight Line, Inc.	22,950	2,031,534
		4,071,747
Semiconductors & Semiconductor Equipment – 1.9%
Microsemi Corp. (a)	28,920	1,357,505
On Semiconductor Corp. (a)	89,730	1,272,371
		2,629,876
Software – 6.7%
Cyberark Software Ltd. (a)	31,690	1,676,718
Fortinet, Inc. (a)	37,310	1,455,090
Ptc, Inc. (a)	50,480	2,728,443
RealPage, Inc. (a)	39,890	1,477,925
Splunk, Inc. (a)	28,570	1,837,337
		9,175,513
Textiles, Apparel & Luxury Goods – 1.0%
Kate Spade & Co. (a)	49,540	861,996
Lululemon Athletica, Inc. (a)	11,630	604,760
		1,466,756
Thrifts & Mortgage Finance – 1.2%
Essent Group Ltd. (a)	44,500	1,646,945
Trading Companies & Distributors – 1.8%
HD Supply Holdings, Inc. (a)	59,460	2,396,238
TOTAL COMMON STOCKS
(COST $111,558,635)		129,913,525

Investment Company – 4.7%

Northern Institutional Government
Select Portfolio, Institutional
Shares, 0.56% (b)	6,402,972	6,402,972
TOTAL INVESTMENT COMPANY
(Cost $6,402,972)		6,402,972
TOTAL INVESTMENT SECURITIES
(Cost $117,961,607) – 100.5%		136,316,497
Other Assets (Liabilities) – (0.5)%		(743,327)
NET ASSETS – 100%		$135,573,170
____________________

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2017.

See notes to financial statements.	HSBC FAMILY OF FUNDS 23

HSBC FAMILY OF FUNDS
Statements of Assets and Liabilities—as of April 30, 2017 (Unaudited)

HSBC
Opportunity
Portfolio
Assets:
Investment securities, at value	$136,316,497
Dividends receivable	34,875
Receivable for investments sold	2,972,028
Prepaid expenses	96
Total Assets	139,323,496

Liabilities:
Payable for investments purchased	3,625,609
Accrued expenses and other liabilities:
Investment Management	28,717
Sub-Advisory	63,176
Administration	2,196
Accounting	3,381
Custodian	10,120
Professional	14,927
Trustee	754
Other	1,446
Total Liabilities	$3,750,326

Net Assets Applicable to investors’ beneficial interest	$135,573,170
Total Investments, at cost	$117,961,607

24 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations—For the period ended April 30, 2017 (Unaudited)

Opportunity
Portfolio
Investment Income:
Dividends	$689,967
Total Investment Income	689,967

Expenses:
Investment Management Fees	185,484
Sub-Advisory Fees	408,065
Administration	14,499
Accounting	20,726
Compliance Services	994
Custodian	16,562
Printing	1,560
Professional	17,399
Trustee	1,987
Other	5,119
Total Expenses	672,395

Net Investment Income/(Loss)	$17,572

Net Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investment securities	13,243,623
Change in unrealized appreciation/depreciation on investments	12,393,089

Net realized/unrealized gains/(losses) on investments	25,636,712
Change in Net Assets Resulting from Operations	$25,654,284

See notes to financial statements.	HSBC FAMILY OF FUNDS 25

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	Opportunity Portfolio
	Six Months Ended	For the
	April 30, 2017	year ended
	(Unaudited)	October 31, 2016
Investment Activities:
Operations:
Net investment income/(loss)	$17,572	$(23,250)
Net realized gains/(losses) from investments	13,243,623	15,124,128
Change in unrealized appreciation/depreciation on investments	12,393,089	(22,151,444)
Change in net assets resulting from operations	25,654,284	(7,050,566)
Proceeds from contributions	2,161,289	36,125,614
Value of withdrawals	(43,470,402)	(115,441,791)
Charge in net assets resulting from transactions in investors’ beneficial interest	(41,309,113)	(79,316,177)
Change in net assets	(15,654,829)	(86,366,743)

Net Assets:
Beginning of period	151,227,999	237,594,742
End of period	$135,573,170	$151,227,999

26 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Financial Highlights

		Ratios/Supplementary Data
				Ratio of Net	Ratio of
				Investment	Expenses
			Ratio of Net	Income/	to Average
		Net Assets at	Expenses to	(Loss) to	Net Assets
	Total	End of Period	Average Net	Average Net	(Excluding Fee	Portfolio
	Return(a)	(000’s)	Assets(b)	Assets(b)	Reductions)(b)	Turnover(a)
OPPORTUNITY PORTFOLIO
Six Months Ended April 30, 2017 (unaudited)	18.84%	$135,573	0.91%	0.02%	0.91%	43%
Year Ended October 31, 2016	(3.14)%	151,228	0.89%	(0.01)%	0.89%	96%
Year Ended October 31, 2015	(1.57)%	237,595	0.88%	(0.19)%	0.88%	63%
Year Ended October 31, 2014	12.26%	222,581	0.88%	(0.37)%	0.88%	66%
Year Ended October 31, 2013	34.84%	227,069	0.89%	0.17%	0.89%	70%
Year Ended October 31, 2012	12.71%	150,059	0.91%	0.15%	0.91%	59%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.

See notes to financial statements.	HSBC FAMILY OF FUNDS 27

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited)

1. Organization:

The HSBC Funds (the “Trust”), a Delaware statutory trust organized on March 2, 2016, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Effective June 24, 2016, the Portfolio (as defined below), which was a series of the Portfolio Trust, a New York trust under the laws of the State of New York, reorganized with and into a corresponding series of the Trust (the “Reorganization”). The series of the Trust into which the Portfolio reorganized had no assets, liabilities, or operations prior to the Reorganization. Upon completion of the Reorganization, the Portfolio assumed the performance, financial and other historical information of its corresponding predecessor series. As of April 30, 2017, the Trust is composed of 18 separate operational funds, each a series of the HSBC Family of Funds. The accompanying financial statements are presented for the HSBC Opportunity Portfolio (the “Portfolio”):

The Portfolio operates as a master fund in master-feeder arrangements, in which other feeder funds invest all or part of their investable assets in the Portfolio. The Declaration of Trust permits the Board of Trustees (the “Board”) to issue an unlimited number of beneficial interests in the Portfolio.

The Portfolio is a diversified series of the Trust. Financial statements for all other funds of the Trust are published separately.

The following represents each feeder fund’s proportionate ownership interest in the Portfolio:

Proportionate
Ownership
Interest on
Feeder Fund	April 30, 2017(%)
Opportunity Fund	7.5
Opportunity Fund (Class I)	92.5

Under the Trust’s organizational documents, the Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolio. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolio. However, based on experience, the Trust expects the risk of loss to be remote.

The Portfolio is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America. The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Portfolio records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

28       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

The Portfolio makes an allocation of its investment income, expenses and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio on the date of such accrual or gain/loss.

Expense Allocations:

Expenses directly attributable to the Portfolio are charged to the Portfolio. Expenses not directly attributable to the Portfolio are allocated proportionately among the Portfolio and applicable funds within the Trust in relation to the net assets or on another reasonable basis.

Federal Income Taxes:

The Portfolio is treated as a partnership for U.S. federal income tax purposes. Accordingly, the Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. federal income tax. As such, investors in the Portfolio are allocated for tax purposes their respective share of the Portfolio’s ordinary income and realized gains or losses. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies.

Management of the Portfolio has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken. Management’s conclusions may be subject to future review based on changes in, or interpretation of, accounting standards or tax laws and regulations.

Recent Accounting Pronouncements:

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the Funds’ financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

3. Investment Valuation Summary

The valuation techniques employed by the Portfolio, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Portfolio’s investments are summarized in the three broad levels listed below:

●	Level 1—quoted prices in active markets for identical assets

●	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

●	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

HSBC FAMILY OF FUNDS       29

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust’s policy is to disclose transfers between fair value hierarchy levels based on valuations at the end of the reporting period. There were no transfers between levels as of April 30, 2017, from the valuation input levels used on October 31, 2016. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Exchange traded domestic equity securities are valued at the last sales price on a national securities exchange (except the NASDAQ Stock Market), or in the absence of recorded sales, at the readily available closing bid price on such exchanges. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price on the date of valuation. Domestic equity securities that are not traded on an exchange are valued at the quoted bid price in the over-the-counter market. These securities are typically categorized as Level 1 in the fair value hierarchy.

Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values (“NAVs”), as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Trust’s Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by the Portfolio include governmental actions, natural disasters, and armed conflicts. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

As of April 30, 2017, all investments were categorized as Level 1 in the fair value hierarchy. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Portfolio. As Investment Adviser, HSBC manages the investments of the Portfolio and continuously reviews, supervises, and administers the Portfolio’s investments. Westfield Capital Management Company, L.P. (“Westfield”) serves as subadviser for the Portfolio and is paid for its services directly by the Portfolio.

For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Portfolio’s average daily net assets. Currently, the Investment Adviser’s contractual fee is 0.25% and Westfield’s contractual fee is 0.55%.

30       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

Administration:

HSBC also serves the Portfolio as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Portfolio (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0400
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0265
In excess of $50 billion	0.0245

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trust, however, the assets of the funds of the HSBC Funds that invest in the Portfolio are not double-counted. For the period ended April 30, 2017, the effective annualized rate was 0.04%, prior to any fee waivers or expense reimbursements, based on the average daily net assets of the Trust. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trust. For assets invested in the Portfolio by the HSBC Funds, the Portfolio pays half of the administration fee and the feeder funds pay half of the administration fee, for a combination of the total fee rate set forth above.

Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s Sub-Administrator, subject to the general supervision by the Trust’s Board of Trustees (the “Board”) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

Under a Compliance Services Agreement between the Trust and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trust’s Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trust paid Citi $156,417 for the period ended April 30, 2017, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by the Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Fund Accounting:

Citi provides fund accounting services for the Portfolio. For its services to the Portfolio, Citi receives an annual fee per portfolio, including reimbursement of certain expenses that, is accrued daily and paid monthly. Citi receives additional fees paid by the Trust for regulatory administration services.

Independent Trustees:

The Trust pays an annual retainer to each Independent Trustee, plus additional annual retainers to each Committee Chair and the Chairman of the Board. The Independent Trustees also receive a fee for each regular, special in-person, and telephonic meeting of the Board of Trustees attended. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Trust and are presented in the Statements of Operations.

Other:

The Portfolio may purchase securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser. For the period ended April 30, 2017, the Portfolio did not purchase any such securities.

The Adviser and its affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Portfolio invests.

HSBC FAMILY OF FUNDS       31

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

5. Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2017 were as follows:

	Purchases($)	Sales($)
Opportunity Portfolio	69,437,583	108,518,190

6. Federal Income Tax Information:

At April 30, 2017, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Opportunity Portfolio	119,631,112	19,608,514	(2,923,129)	16,685,385
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7. Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no adjustments or additional disclosures were required to the financial statements as of April 30, 2017.

32       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (Unaudited)

Investment Adviser Contract Approval1

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not “interested persons” of the fund or the investment adviser, as defined in the 1940 Act (the “Independent Trustees”), review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Board of Trustees (the “Board”) of HSBC Funds (the “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trust (each, a “Fund”) and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

Annual Continuation of Advisory and Sub-Advisory Agreements

The Independent Trustees met separately on October 21, 2016 (in person), and the Board met on December 15, 2016 (in person) (each, a “Meeting,” and together, the “Meetings”) to consider, among other matters, the approval of the continuation of the: (i) Investment Advisory Contract and related Supplements (“Advisory Contracts”) between the Trust and the Adviser and (ii) Sub-Advisory Agreements (“Sub-Advisory Contracts” and, together with the Advisory Contracts, the “Agreements”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) on behalf of one or more of the Funds.

Prior to the meetings, the Independent Trustees requested, received and reviewed information to help them evaluate the terms of the Agreements. This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance, including comparative data provided by Strategic Insight; (iv) trading practices of the Adviser and Sub-Advisers; (v) fees received or to be received by the Adviser and Sub-Advisers, including comparison with the advisory fees paid by other similar funds based on materials provided by Strategic Insight; (vi) total expense ratios, including in comparison with the total expense ratios of other similar funds provided by Strategic Insight; (vii) the profitability of the Adviser and certain of the Sub-Advisers; (viii) compliance-related matters pertaining to the Adviser and Sub-Advisers; (ix) regulatory developments, including rulemaking initiatives of the U.S. Securities and Exchange Commission (“SEC”); and (x) other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements.

The Independent Trustees were separately advised by independent counsel throughout the process, and met with independent counsel in periodic executive and private sessions at which no representatives of management were present, including during the October 21, 2016 meeting. Prior to voting to continue the Agreements, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements.

The Board, including the Independent Trustees, considered and reviewed, among other things: (i) the information provided in advance of the meetings; (ii) the Funds’ investment advisory arrangements and expense limitation agreements with the Adviser; (iii) the Trust’s arrangements with the unaffiliated sub-adviser to the Trust, Westfield Capital Management Company, LP (“Westfield”); (iv) the Trust’s arrangements with the affiliated sub-advisers to the Trust, HSBC Global Asset Management (UK) Limited, HSBC Global Asset Management (France) Limited and HSBC Global Asset Management (Hong Kong) Limited; (v) the fees paid to the Adviser pursuant to the Trust’s agreements with the Adviser for the provision of various non-advisory services, including the Administration Agreement, Support Services Agreement and Operational Support Services Agreement and the terms and purpose of these agreements and comparative information about services and fees of other peer funds; (vi) regulatory considerations; (vii) the Adviser’s Multimanager function and the level of oversight services provided to the HSBC Opportunity Portfolio; (viii) the Adviser’s advisory services with respect to the Funds that are money market funds (“Money Market Funds”); (ix) the Adviser’s profitability and direct and indirect expenses; and (x) additional information provided by the Adviser at the request of the Board, following the October 21, 2016 Board meeting.

____________________

1	The HSBC Euro High Yield Bond Fund (USD Hedged) recently commenced operations and, therefore, the Agreement with respect to this Fund was not up for renewal.

HSBC FAMILY OF FUNDS       33

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (Unaudited) (continued)

In addition, the Board took into consideration its overall experience with the Adviser and the Sub-Advisers, and its experience with them during the prior year, as well as information contained in the various written and oral reports provided to the Board, including but not limited to quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from portfolio managers, product managers and other senior employees of the Adviser and certain of the Sub-Advisers. As a result of this process, at the in-person meeting held on December 15, 2016, the Board unanimously agreed to approve the continuation of the Agreements with respect to each Fund. The Board reviewed materials and made their respective determinations based on a Fund-by-Fund basis.

Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Board, including the Independent Trustees, examined the nature, quality and extent of the investment advisory services provided (or to be provided) by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel.

The Board, including the Independent Trustees, also considered: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the assets of the HSBC Family of Funds; (iv) the Adviser’s ongoing commitment to implement rulemaking initiatives of the SEC, including the SEC’s new liquidity risk management and data modernization rules and rule amendments; (iv) the business strategy of the Adviser and its parent company and their financial and other resources that are committed to the Funds’ business; and (v) the capabilities and performance of the Adviser’s portfolio management teams and other personnel.

With respect to the Money Market Funds, the Board also considered the additional yield support, in the form of additional expense reductions, provided by the Adviser and its affiliates to maintain a competitive yield for the Money Market Funds, and noted the impact of these subsidies and waivers had on the profitability of the Adviser. In addition, the Board considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives.

The Board, including the Independent Trustees, also examined the nature, quality and extent of the services that the Sub-Advisers provide (or will provide) to their respective Funds. In this regard, the Board considered the investment performance, as described below, and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, their experience, and the quality of their compliance programs, among other factors.

Based on these considerations, the Board, including the Independent Trustees, concluded that the nature, quality and extent of the services provided by the Adviser and Sub-Advisers supported continuance of the Agreements.

Investment Performance of the Funds, Adviser and Sub-Advisers. The Board, including the Independent Trustees, considered the investment performance of each Fund (except the HSBC Economic Scale Index Emerging Markets Equity Fund, which had not commenced investment operations at the time of the Meetings) over various periods of time, as compared to one another as well as to comparable peer funds, one or more benchmark indices and other accounts managed by the Adviser and Sub-Advisers.

In the context of the Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Income Strategy Fund (the “World Selection Funds”), the Board considered the relationship between the targeted risk, or volatility, levels of the Funds and their performance, as well as the difficulties in identifying an appropriate peer group against which to compare these Funds in light of their targeted risk levels.

In the context of the HSBC Opportunity Portfolio, the Board discussed Fund expenses, including the sub-advisory fees paid to Westfield, and recent performance and volatility information.

In the context of the HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund, HSBC Frontier Markets Fund, HSBC Total Return Fund, HSBC Asia ex-Japan Smaller Companies Equity Fund, HSBC Global Equity Volatility Focused Fund, HSBC Global High Yield Bond Fund, and HSBC Global High Income Bond Fund, the Board evaluated each Fund’s performance against the comparative data provided by Strategic Insight. The Independent Trustees also considered the Adviser’s commentary on this comparative data.

The Board also considered each Fund’s current expense ratios compared to its peers, and the current asset size of each Fund.

34       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (Unaudited) (continued)

For the Money Market Funds, the Board considered the additional yield support that the Adviser had provided in order for the Money Market Funds to maintain positive yield and performance, and that the returns of the Funds were similar to their competitors.

The Board, including the Independent Trustees, considered the Adviser’s commitment to continue to evaluate and undertake actions to help generate competitive investment performance. The Board, including the Independent Trustees, concluded that under the circumstances, the investment performance of each Fund was such that each Agreement should continue.

Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Board, including the Independent Trustees, considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Board considered the Adviser’s profitability and costs, including, but not limited to, an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Board also considered the contractual advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Strategic Insight. The Board determined that, although some competitors had lower fees than the Funds, in general, the Fund’s advisory fees were reasonable in light of the nature and quality of services provided, noting the resources, expertise and experience provided to the Funds by the Adviser and Sub-Advisers.

The Board also considered information comparing the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser.

The Board further considered the costs of the services provided by the Sub-Advisers, as available; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. In the context of the HSBC Opportunity Portfolio, the Board considered the sub-advisory fee structures, and any applicable breakpoints. In addition, the Board discussed the distinction between the services provided by the Adviser to HSBC Funds with sub-advisers pursuant to the Advisory Contracts and the services provided by the sub-advisers pursuant to the Sub-Advisory Contracts. The Board also considered information on profitability where provided by the Sub-Advisers.

The Board, including the Independent Trustees, concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were reasonable in light of the factors set forth above.

Other Relevant Considerations. The Board, including the Independent Trustees, also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Board also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds and noted the Adviser’s entrepreneurial commitment to the Funds. In addition, the Board considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

In approving the renewal of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Funds. The Board evaluated all information available to them on a Fund-by-Fund basis, and their decisions were made separately with respect to each Fund. In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

HSBC FAMILY OF FUNDS       35

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of April 30, 2017 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 through April 30, 2017.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	11/1/16	4/30/17	11/1/16 - 4/30/17	11/1/16 - 4/30/17
Opportunity Portfolio	$1,000.00	$1,188.40	$4.94	0.91%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	11/1/16	4/30/17	11/1/16 - 4/30/17	11/1/16 - 4/30/17
Opportunity Portfolio	$1,000.00	$1,020.28	$4.56	0.91%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

36      HSBC FAMILY OF FUNDS

Other Information (Unaudited):

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC FAMILY OF FUNDS       37

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISER

HSBC Opportunity Portfolio
Westfield Capital Management Company, L.P.
One Financial Center
Boston, MA 02111

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 8106
Boston, MA 02266-8106
1-800-782-8183

TRANSFER AGENT

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

DISTRIBUTOR

Foreside Distribution Services, L.P.
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-SAR-RTL-0617	6/17

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Semi-Annual Report
April 30, 2017

GLOBAL FUNDS	Class A	Class I
HSBC Emerging Markets Debt Fund	HCGAX	HCGIX
HSBC Frontier Markets Fund	HSFAX	HSFIX
HSBC Total Return Fund	HTRAX	HTRIX
HSBC Asia ex-Japan Smaller Companies Equity Fund	HAJAX	HAJIX
HSBC Global High Yield Bond Fund	HBYAX	HBYIX
HSBC Global High Income Bond Fund	HBIAX	HBIIX
HSBC Global Equity Volatility Focused Fund	HGEAX	HGEIX
HSBC Euro High Yield Bond Fund (USD Hedged)	HEYAX	HEYIX

HSBC Family of Funds Semi-Annual Report - April 30, 2017

Glossary of Terms	2
Commentary From the Investment Manager	3
Portfolio Reviews	4
Portfolio Composition	20

Schedules of Portfolio Investments

HSBC Emerging Markets Debt Fund	23
HSBC Frontier Markets Fund	31
HSBC Total Return Fund	33
HSBC Asia ex-Japan Smaller Companies Equity Fund	39
HSBC Global High Yield Bond Fund	41
HSBC Global High Income Bond Fund	51
HSBC Global Equity Volatility Focused Fund	62
HSBC Euro High Yield Bond Fund (USD Hedged)	64
Statements of Assets and Liabilities	69
Statements of Operations	73
Statements of Changes in Net Assets	75
Financial Highlights	83
Notes to Financial Statements	91
Investment Adviser Contract Approval	117
Table of Shareholder Expenses	120
Other Information	122

Glossary of Terms

Bloomberg Barclays High Income Bond Composite Index is a customized index that is close to equally weighted across US, Euro and Emerging Markets. Components 35% Bloomberg Barclays USD Unhedged Emerging Markets Aggregate Index, 15% Bloomberg Barclays U.S. High Yield Ba Index, 20% Bloomberg Barclays U.S. Credit Baa Index, 15% Bloomberg Barclays EuroAgg Corporate Baa USD Hedged Index, and 15% Bloomberg Barclays Pan Euro HY (Euro) BB Rating Only USD Hedged Index.

Bloomberg Barclays U.S. Aggregate Bond Index is an index generally representative of investment-grade, USD-denominated, fixed-rate debt issues, taxable bond market, including Treasuries, government-related and corporate securities, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.

BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that days fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

BofA Merrill Lynch BB-B Euro High Yield Constrained (USD Hedged) Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody’s or Fitch), but caps issuer exposure at 3%.

BofA Merrill Lynch BB-B Global High Yield Constrained Index tracks the performance of the United States Dollar, Canadian Dollar, British Pound, and Euro denominated below investment-grade corporate debt publicly issued in the major domestic or Eurobond markets.

Emerging Markets Debt Composite Index is a blended index comprised of 50% J. P. Morgan Emerging Markets Bond Index Global and 50% J. P. Morgan Government Bond Index-Emerging Markets Global Diversified.

Gross Domestic Product (“GDP”) is the value of goods and services produced in a given country in a given year.

J.P. Morgan Emerging Markets Bond Index Global tracks returns for USD-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds, and local market instruments.

J.P. Morgan Government Bond Index-Emerging Markets Global Diversified is a comprehensive global emerging markets fixed income index that consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

MSCI All Country Asia ex Japan Small Cap Index is a free float-adjusted market capitalization-weighted small call index of the stock markets of two developed markets countries: Hong Kong, Singapore --, and eight emerging markets countries: China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

MSCI All Country World Daily Total Return Index (Net USD) (“MSCI ACWI (Net USD)”) is an equity index which captures the large- and mid-cap representation across 23 developed markets countries --Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland , the UK and the US --and 23 emerging markets countries --Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI Emerging Markets (“MSCI EM”) Index captures the large- and mid-cap representation across 24 Emerging Markets countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI Europe Australasia and Far East (“MSCI EAFE”) Index captures the large- and mid-cap representation across developed markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK (excluding the U.S. and Canada).

MSCI Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. The index consists of 29 frontier markets country indices.

MSCI Select Frontier and Emerging Markets Capped Index is a version of the MSCI Frontier Emerging Markets Index (capped) which also includes raises the initial cap of the 6 crossover countries to 30% and includes Qatar and UAE.

The Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s 500 (“S&P 500”) Index is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities.

Securities indices are unmanaged and assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2       HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

Global Economic Review

Improving economic fundamentals in many economies spurred robust global economic growth over the six-month period between November 1, 2016, and April 30, 2017. Equities in developed markets rose during each month of the period as strong corporate profits, supportive monetary policy, tightening labor markets and other positive economic data buoyed investor sentiment.

Shortly after the start of the six-month period, the surprise election of Donald J. Trump as president of the United States jolted global markets and sent equities into a soaring rally. The election’s outcome created optimism among many investors that the new president would follow through on campaign promises to pursue tax reform, reduce regulations, streamline fossil fuel energy production and implement other policies considered business-friendly. However, the prospect of a new era of protectionist trade policies and political unpredictability appeared to present significant challenges for certain industries and economies.

U.S. economic growth weakened during the period, dragged down most notably by a slowdown in consumer spending early in 2017. Many other economic indicators were quite impressive, however. Consumer confidence hit a 16-year high in March 2017, home prices rose to levels last seen well before the 2008 housing crisis, business confidence ticked upwards and manufacturing activity moved higher.

U.S. gross domestic product (GDP1) grew at a rate of 2.1% in the fourth quarter of 2016. A preliminary estimate puts GDP growth at 0.7% for the first quarter of 2017.

The U.S. labor market tightened during the period. Some economists concluded that the U.S. had reached full employment, meaning that nearly all individuals able and willing to work were employed. The unemployment rate dropped to a 10-year low of 4.4% during the last month of the period. Wages trended higher, though the rate of wage growth remains sluggish.

The global economy appeared to be in the midst of a cyclical expansion during the six-month period, as many major economies experienced increasing growth and improving credit conditions. Government borrowing costs remained low, debt ratios were more stable than in recent years and budget deficits in many nations returned to pre-crisis levels.

The eurozone experienced an acceleration of economic activity, showing resilience in the wake of the intense uncertainty caused by the U.K.’s Brexit vote. This strength was supported by a tightening labor market, robust consumption and an uptick in manufacturing activity caused by a weaker euro and a recovery in regional fixed investment. The eurozone economy also benefited from improving credit conditions and easing fiscal austerity by many governments. At its April meeting, European Central Bank (ECB) President Draghi noted that the recovery was “increasingly solid.” The longer-term consequences of Brexit, however, and the wave of rising populism in the region’s politics, continued to cast a shadow of uncertainty across Europe and the U.K.

The Bank of Japan continued its loose monetary policy and ongoing fiscal stimulus efforts with mixed results. Economic growth gained momentum, supported by a pickup in exports. The fundamentals of the Japanese economy, including personal consumption, remained relatively weak. On the upside, the labor market showed signs of improvement.

China’s economy reaccelerated during the period following multiple years of slowing growth. The Chinese industrial sector was boosted by improving exports and strong activity in the property sector. Strong economic growth in China remains highly dependent on steady growth of credit. For that reason, the People’s Bank of China (PBoC) took the step during the period to allow interbank rates to increase, aiming to contain leverage risks and offset downward pressure on the yuan as U.S. Federal Reserve Board (the Fed) tightens policy.

Increasing economic growth in China improved the outlook for many emerging-markets economies and helped drive commodity production and industrial and trade activity. Emerging economies that are heavily reliant on trade with China were the prime beneficiaries.

Another major theme impacting the global economy during the six-month period was the prospect that a rising tide of nationalist populism might bring a wave of trade protectionism. President Donald Trump quickly withdrew the U.S. from the Trans-Pacific Partnership trade deal upon taking office, but he was less quick to act on other campaign promises with the potential to shake up global trade, including renegotiating the terms of NAFTA, constructing a wall along the southern border with Mexico and imposing tariffs on “currency manipulators.” The Trump administration’s delays in these areas supported improving economic outlook for some economies reliant on trade with the U.S.

The Fed twice raised its federal funds rate during the six-month period, motivated in large part by rising inflation. The first increase, an expected move, occurred in December when the Fed raised the target range to 0.50% to 0.75%. The second increase occurred in March, which was somewhat less anticipated, set the target range at 0.75% to 1.00%.

Market Review

U.S. equities posted strong gains over the six-month period. Stocks rallied for more than a month following the presidential election on November 9, 2016 and then trended upward for the remainder of the period.

The S&P 500 Index1 of large company stocks advanced 13.32% for the six months through April 2017. The Russell 2000® Index1 of small company stocks soared 18.37%.

U.S. stocks generally outperformed international markets during the period. Emerging markets stocks lagged behind their developed markets counterparts, reversing a trend of recent years. Emerging markets equities sold off significantly in the immediate aftermath of the U.S. election due in large part to concerns about increased U.S. trade protectionism and a stronger U.S. dollar. These concerns receded somewhat later in the period, supporting modest emerging gains that offset some earlier losses. The MSCI Emerging Markets Index1, which fell 7% in four days following the election, ended the period up 9.03%. The MSCI EAFE Index1 of developed market international stocks gained 11.73% for the period.

The Bloomberg Barclays U.S. Aggregate Bond Index1, which tracks the broad investment-grade fixed income market, retreated 0.67% for the six months through April 2017. Credit spreads compressed substantially over the past 12 months as investors grew more aware of the risk of tighter U.S. monetary policy. Lower-quality credit outperformed higher-quality assets more sensitive to interest rate movements. Treasury yields rose significantly.

1     For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS       3

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Debt Fund (Class A Shares and Class I Shares)

by Nishant Upadhyay, Senior Vice President, Head of Emerging Markets Debt Portfolio Management
Zeke Diwan, Senior Vice President/Senior Portfolio Manager
Billy Lang, Vice President/Portfolio Manager

The HSBC Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets in fixed income instruments of issuers that economically are tied to emerging markets. The Fund will invest in instruments issued by foreign governments, government agencies and corporations. The Fund generally invests in both U.S. dollar denominated instruments as well as emerging market local currency denominated instruments.

Investment Concerns

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Fluctuations in interest rates may affect the yield, liquidity and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments will fall. The risks associated with rising interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future, with unpredictable effects on the markets and the Fund’s investments.

High-yield, lower-rated securities are considered speculative investments, involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability. Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Non-diversified funds focus investments in a small number of issuers, industries, foreign currencies or particular countries or regions which increase the risks associated with a single economic, political or regulatory occurrence.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the six-month period ended April 30, 2017, the Fund returned 2.72% (without sales charge) for the Class A Shares and 2.88% for the Class I Shares. That compared to a 2.37% total return for the Fund’s benchmark, the Emerging Markets Debt Composite Index1, 2.65% for the J.P. Morgan Emerging Markets Bond Index Global1, and 2.04% for the J.P. Morgan Government Bond Index–Emerging Markets Global Diversified, respectively.

Portfolio Performance

Donald Trump’s victory in the U.S. Presidential election in November resulted in a market sell-off for emerging markets debt in late 2016. U.S. Treasury yields jumped immediately following the election, reducing the value of emerging markets debt (EMD). U.S. yields continued to rise through mid-December amid speculation surrounding future inflationary pressures, which caused emerging markets debt assets to underperform. However, this volatile period was short-lived, and the first four months of 2017 saw positive performance for EMD. In this risk-on environment, hard currency spreads recovered to their tightest levels in over two years. Local currency yields also tightened, but not to the same extent as hard currency.

On April 7, 2017, the Fund merged with the HSBC Emerging Markets Local Debt Fund and revised its benchmark to a 50%-50% composite of the J.P. Morgan Emerging Markets Bond Index Global—a hard currency benchmark—and the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified—a local currency benchmark. Prior to this date, the Fund’s investments were primarily comprised of U.S. dollar denominated instruments issued by foreign governments and corporations.

Prior to this acquisition, the Fund’s relative performance benefited from holdings of shorter-dated bonds in Turkey toward the end of 2016. These securities outperformed longer-dated bonds as the country struggled with political uncertainty and rising inflation. In the last four months of the period, however, the Fund’s overweight position in Turkey’s hard currency debt contributed to results, as Turkish bond prices rebounded. An underweight position in Russia helped results as the country underperformed the index given tight valuations.†

The Fund’s overweight position to Mexico detracted from relative performance early in the period when Mexico hard currency assets sold off after Donald Trump’s election. Those assets rebounded in 2017, offsetting some of the losses incurred earlier in the period.†

In the final weeks of the period, the Fund benefited from its overweight exposure to Turkey local rates and currency. A broad underweight to local rate duration detracted, however, given the continued yield compression in April.†

The Fund benefited from the use of derivatives during the period. The Fund used forward currency exchange contracts to achieve its off-benchmark local currency exposures. Credit default swaps were used to take long exposure in select hard currency sovereigns, including Brazil and Mexico. Interest rate swaps were used to gain local rate exposure.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

4       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Debt Fund

			Average Annual			Expense
Fund Performance			Total Return (%)			Ratio (%)[2]
	Inception	Six	1	5	Since
As of April 30, 2017*	Date	Months**	Year	Year	Inception	Gross	Net
HSBC Emerging Markets Debt Fund Class A1	4/7/11	-2.13	2.43	3.43	4.87	1.72	0.90
HSBC Emerging Markets Debt Fund Class I	4/7/11	2.88	7.92	4.80	6.08	1.37	0.55
Emerging Markets Debt Composite Index[3]	—	2.37	6.32	1.83	2.84	N/A	N/A
J.P. Morgan Emerging Markets Bond Index Global[3]	—	2.65	8.51	5.22	6.56	N/A	N/A
J.P. Morgan Government Bond Index–Emerging Markets Global Diversified[3]	—	2.04	4.03	-1.58	-0.89	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2018.

*	Prior to April 7, 2017, the Fund’s investments were primarily comprised of U.S. dollar denominated instruments issued by foreign governments and corporations. Accordingly, performance information prior to that date reflects the Fund’s former investment strategies, and future performance will vary.
**	Aggregate total return.
1	Reflects the maximum sales charge of 4.75%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2017 (as supplemented to date). HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 0.85% and 0.50% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2018. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2017 expense ratios can be found in the financial highlights.
3	For additional information, please refer to the Glossary of Terms.

On April 7, 2017, the assets of the HSBC Emerging Markets Local Debt Fund were merged into the HSBC Emerging Markets Debt Fund. As a result, beginning April 10, 2017, the performance of the Fund is measured against the Emerging Markets Composite Index, which is a blend of 50% J.P. Morgan Emerging Markets Bond Index Global and 50% J.P. Morgan Government Bond Index - Emerging Markets Global Diversified. Prior to April 10, 2017, the performance of the Fund was measured against the J.P. Morgan Emerging Markets Bond Index Global. The J.P. Morgan Emerging Markets Bond Index Global tracks returns for USD-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds, and local market instruments. The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified is a comprehensive global emerging markets fixed income index that consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The performance of the indexes does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS        5

Portfolio Reviews (Unaudited)
HSBC Frontier Markets Fund (Class A Shares and Class I Shares)

by Ramzi Sidani, Lead/Senior Portfolio Manager
Chris Turner, Senior Portfolio Manager/Co-Portfolio Manager

The HSBC Frontier Markets Fund (the “Fund”) seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in issuers located in “frontier market countries.” The term “frontier market countries” encompasses those countries that are at an earlier stage of economic, political, or financial development, even by emerging markets standards.

Effective March 30, 2017, the Fund resumed accepting orders for purchase from new investors.

Investment Concerns

Equity securities (stocks) may be more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

Frontier market countries generally have smaller economies and even less developed capital markets or legal and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks is the result of: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the six-month period ended April 30, 2017, the Fund returned 10.25% (without sales charge) for the Class A Shares and 10.39% for the Class I Shares. That compared to a 11.40% total return for the Fund’s benchmark, the MSCI Frontier Markets Index1, and a 7.12% for the MSCI Select Frontier and Emerging Markets Capped Index1.

Portfolio Performance

Frontier markets experienced a weak start to the period as the November election of President Trump, and the Federal Reserve’s decision in December to raise interest rates weighed on emerging and frontier markets currencies. Markets rebounded in early 2017, but with wide dispersion among returns at the country level.

Among the top performing countries, Bahrain (+25.3%) gained on better oil prices and Kazakhstan (+25.1%) benefited from gains in a state-owned oil and gas company. Romania (+20.7%) also advanced. Weaker performers included Egypt (-29.2%) which declined following the liberalization of its currency, Lebanon (-8.1%) and Slovenia (-7.9%).

The Fund outperformed its reference index over the review period but underperformed its broad-based industry benchmark.

Stock selection in Croatia and Philippines dragged on relative performance. Exposure to a Croatian ice cream company detracted over concerns about its majority owner’s debt repayments. In the Philippines, shares of a real estate company fell on concerns over a slowdown in demand for office space from outsourcing companies. An underweight allocation to Bahrain also weighed on results.†

Stock selection, most notably in the UAE, Pakistan, Georgia, and Egypt, supported relative performance. The Fund’s underweight allocation to Lebanon also benefited relative returns.† In the UAE, the Fund benefited from shares in a logistics company that rose after the firm announced a higher cash dividend for 2016, and exposure to a health care company whose share price rallied after acquiring a hospital in late 2016. In Pakistan, exposure to a cement company boosted relative returns amid rising demand for cement. In Georgia, exposure to two Georgian banks helped relative returns, while in Egypt, exposure to a gold mining company contributed as the stock advanced on increased production and a rebound in gold prices.†

We believe frontier markets continue to offer strong growth prospects as trends in demographics and infrastructure investment drive economic growth and provide a platform for growth in corporate profits. As bottom-up investors, we look for quality companies that can grow their earnings and offer sustainable returns at attractive valuations.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

6       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Frontier Markets Fund

			Average Annual			Expense
Fund Performance			Total Return (%)			Ratio (%)[2]
	Inception	Six			Since
As of April 30, 2017	Date	Months*	1 Year	5 Year	Inception	Gross	Net
HSBC Frontier Markets Fund Class A1	9/6/11	4.73	9.97	7.66	7.72	2.45	2.20
HSBC Frontier Markets Fund Class I	9/6/11	10.39	16.09	9.14	9.08	2.10	1.85
MSCI Frontier Markets Index[3]	—	11.40	11.27	6.68	5.76	N/A	N/A
MSCI Select Frontier and Emerging Markets Capped Index[3]	—	7.12	8.57	4.96	4.71	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2018.

*	Aggregate total return.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2017. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 2.20% and 1.85% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2018. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2017 expense ratios can be found in the financial highlights.
3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the MSCI Frontier Markets Index and the MSCI Select Frontier and Emerging Markets Capped Index. The MSCI Frontier Markets Index is a free float-adjusted market capitalization index that captures large- and mid-cap representation across 29 Frontier Markets. The MSCI Select Frontier and Emerging Markets Index is a version of the MSCI Frontier Emerging Markets Index (capped) that raises the initial cap of the 6 “cross-over” countries to 30% and includes Qatar and UAE. The MSCI Frontier Emerging Markets Index (capped) is a capped version of the MSCI Frontier Emerging Markets Index, and there is an initial cap of 25% for the combined weight of the 5 “cross-over” countries. There is an initial cap of 10% for any other country. The indexes are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       7

Portfolio Reviews (Unaudited)
HSBC Total Return Fund
(Class A Shares and Class I Shares)

by Nishant Upadhyay, Senior Vice President/Head of Emerging Markets Debt
Vinayak Potti, Vice President/Portfolio Manager

The HSBC Total Return Fund (the “Fund”) seeks maximum total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests its assets (excluding U.S. cash and U.S. cash equivalents) primarily in instruments of issuers that are economically tied to emerging market countries, including in derivative instruments such as futures (including interest rate futures), forwards (including non-deliverable forwards), swaps (including interest rate, total return and credit default swaps), options (including interest rate options) and swaptions.

Investment Concerns

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

High-yield, lower-rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Exchange Traded Funds (ETFs) are subject to the risks of the underlying securities (including market risks which could result in the loss of principal) that they are designed to track, although lack of liquidity in an ETF could result in higher volatility than that of its underlying portfolio of securities. ETFs also have management fees that increase their costs versus owning the underlying securities directly.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the six-month period ended April 30, 2017, the Fund returned 0.90% (without sales charge) for the Class A Shares and 1.10% for the Class I Shares. That compared to a 0.45% total return for the Fund’s benchmark, the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index1, for the same period.

Portfolio Performance

Donald Trump’s victory in the U.S. Presidential election in November resulted in a market sell-off for emerging markets debt in late 2016. U.S. Treasury yields jumped immediately following the election and continued to rise through mid-December amid speculation surrounding future inflationary pressures. This caused emerging markets debt assets most sensitive to increases in U.S. Treasury yields to underperform. However, this volatile period was short-lived, and the first four months of 2017 saw positive performance for emerging market debt (EMD). In this risk-on environment, hard currency spreads recovered to their tightest levels in over two years. Local currency yields also tightened, but to a lesser extent.

The Fund’s long exposure to Mexico’s hard currency debt helped returns, as these assets rebounded later in the period from the losses incurred following Trump’s election. The Fund’s long exposure to Turkey also contributed to performance. Among local debt holdings, the Fund’s long currency position in the Colombian peso and Russian ruble contributed to performance given stabilizing oil prices. The Fund’s long exposure to Brazil local rates and currency at the end of 2016 also supported performance.†

The Fund’s overweight positions in Turkish local rates and currency detracted from performance, mainly in the first half of the period due to increased investor concern about political risks. While Turkish assets recovered in the second half of the period, the position was still a detractor overall. The Fund’s defensive positions, including an allocation to U.S. Treasuries, detracted from performance given the positive performance of the hard currency EMD asset class over the period.†

The Fund benefited from the use of derivatives during the period. For example, the Fund used forward currency exchange contracts to achieve local currency exposures. Interest rate swaps were used to gain local rate exposure. Meanwhile, credit default swaps were used to take long positions in select hard currency sovereigns or to hedge select sovereign risk with a short position. A short position in CDX, an index of credit default swaps used to hedge the overall portfolio risk, dragged on returns.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Total Return Fund

			Average Annual			Expense
Fund Performance			Total Return (%)			Ratio (%)[2]
	Inception	Six			Since
As of April 30, 2017	Date	Months*	1 Year	5 Year	Inception	Gross	Net
HSBC Total Return Fund Class A1	3/30/12	-3.92	-1.95	1.29	1.29	1.67	1.65
HSBC Total Return Fund Class I	3/30/12	1.10	3.37	2.65	2.63	1.32	1.30
BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index[3]	—	0.45	0.78	0.41	0.41	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2018.

*	Aggregate total return.
1	Reflects the maximum sales charge of 4.75%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2017. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.60% and 1.25% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2018. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2017 expense ratios can be found in the financial highlights.
3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index that tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that days fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate), and rolled into a new instrument. The index is unmanaged and the performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       9

Portfolio Reviews (Unaudited)
HSBC Asia ex-Japan Smaller Companies Equity Fund
(Class A Shares and Class I Shares)

by Elina Fung, Investment Director of Equities/Lead Portfolio Manager
Alex Kwan, Associate Director of Asia Pacific Equities/Co-Portfolio Manager

The HSBC Asia ex-Japan Smaller Companies Equity Fund (the “Fund”) seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity of, and equity-related instruments related to, smaller companies that are economically tied to Asia (excluding Japan).

Investment Concerns

Equity securities (stocks) may be more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

Because the Fund invests in a single region, its shares do not represent a complete investment program and are subject to greater risk of loss as a result of adverse economic business or other developments affecting that region. As a geographically concentrated fund, the value of the shares may fluctuate more than shares invested in a broader range of industries and companies because of concentration in a specific region.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Small- to mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Exchange Traded Funds (ETFs) are subject to the risks of the underlying securities (including market risks which could result in the loss of principal) that they are designed to track, although lack of liquidity in an ETF could result in higher volatility than that of its underlying portfolio of securities. ETFs also have management fees that increase their costs versus owning the underlying securities directly.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the six-month period ended April 30, 2017, the Fund returned 9.77% (without sales charge) for the Class A Shares and 9.93% for the Class I Shares. That compared to a 8.72% total return for the Fund’s benchmark, the MSCI All Country Asia ex Japan Small Cap Index1, for the same period.

Portfolio Performance

Asian equity markets corrected in November after the surprise result of the U.S. Presidential election reduced investor appetite for risk. Markets rebounded in December, however, amid expectations that global stocks and bond yields would soon rise due to the Trump administration’s stance on tax reform and increased infrastructure spending, as well as a rally in commodity prices. The region’s equity markets gained additional momentum on solid economic data in the first quarter of 2017—in particular, from China—and enjoyed strong fund inflows as risk appetite for emerging markets equities improved.

India was the best performing market during the period, rallying strongly amid easing concerns about the impact of the demonetization exercise that removed the 500 and 1,000-rupee notes from circulation, which was announced in November 2016. Investors also reacted positively to political events, including the passage of a credible budget, the success of the incumbent BJP government in the Uttar Pradesh state elections, and faster-than-expected progress on the passage of Goods and Services Tax legislation. Taiwan also performed well, shrugging off trade concerns arising from the Trump presidency and performing strongly with improving trade data and an upswing in the information technology hardware cycle. The ASEAN region showed mixed results, with Malaysia and Singapore rallying on improving global trade data, while Indonesia’s performance stalled a bit in the first four months of 2017, having led the rally in 2016.

Stock selection in China was the largest contributor to the Fund’s relative performance. China’s small-cap equities gained on strong economic data that supported a pickup in earnings growth, particularly among industrial- and commodity-related holdings.†

From a sector perspective, the Fund’s holdings of materials companies contributed most significantly to outperformance, particularly in China, given the rise in commodity prices along with strong economic growth prospects for this sector.†

The Fund’s underweight position in technology stocks was a drag on relative performance given the rally in technology, which was the best performing sector during the period. Strong stock selection in the sector, however, more than offset the underweight position. Stock selection in the financials and consumer staples sectors detracted from relative performance during the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Asia ex-Japan Smaller Companies Equity Fund

			Average Annual		Expense
Fund Performance			Total Return (%)		Ratio (%)[2]
	Inception	Six	1	Since
As of April 30, 2017	Date	Months*	Year	Inception	Gross	Net
HSBC Asia ex-Japan Smaller Companies Equity Class A1	11/11/14	4.29	18.46	6.43	3.90	1.83
HSBC Asia ex-Japan Smaller Companies Equity Class I	11/11/14	9.93	25.10	9.07	3.55	1.48
MSCI All Country Asia ex Japan Small Cap Index[3]	—	8.72	12.60	2.14	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2018.

*	Aggregate total return.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2017. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.75% and 1.40% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2018. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2017 expense ratios can be found in the financial highlights.
3	For additional information, please refer to the Glossary of Terms.

The MSCI All Country Asia ex Japan Small Cap Index is a free float-adjusted market capitalization-weighted small-cap index of the stock markets of two developed markets and eight emerging markets: Hong Kong, Singapore, China, India, Indonesia, Malaysia, the Philippines, Korea, Taiwan and Thailand. The index is unmanaged and its performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       11

Portfolio Reviews (Unaudited)
HSBC Global High Yield Bond Fund
(Class A Shares and Class I Shares)

by Mary Bowers, Senior Portfolio Manager
Rick Liu, CFA/Portfolio Manager
Nishant Upadhyay, Senior Vice President/Portfolio Manager

The HSBC Global High Yield Bond Fund (the “Fund”) seeks to maximize total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a globally diversified portfolio of high-yield securities.

Investment Concerns

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

High-yield, lower-rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the six-month period ended April 30, 2017, the Fund returned 4.30% (without sales charge) for the Class A Shares and 4.46% for the Class I Shares. That compared to a 4.80% total return for the Fund’s benchmark, the BofA Merrill Lynch BB-B Global High Yield Constrained Index1, for the same period.

Portfolio Performance

Fixed income markets were supported by positive economic data in the U.S. and Europe during the period under review. The U.S. Federal Reserve raised the federal funds rate twice in response to rising inflation and improving economic results. Credit markets rallied during the six-month period. Following the U.S. election results in November, high- yield markets rallied considerably as expectations for pro-growth fiscal policies from the new administration increased investor preference for risk assets. Spreads on high yield bonds tightened by about 100 basis points (1.00%) over the six-month period, while investment grade spreads showed only a modest tightening of 10 basis points (0.10%) over the same period.

The Fund’s regional allocation decisions detracted from relative performance. An underweight position in emerging markets debt dragged on the Fund’s relative performance as emerging market debt was the best performing asset class over the period. Relative performance also suffered from issuer selection within this asset class.†

The Fund’s relative results benefited from its sector allocation and security selection in Europe and the U.S. A below-benchmark exposure to retail issuers in the U.S. and its security selection in the European banking, telecommunications, and media sectors added to relative results. The Fund’s underweight exposure to longer duration securities also contributed to relative performance as yields at the longer end of the yield curve rose over the period, driving down prices.

The Fund maintained some derivative exposure during the period, including currency forwards used to hedge non-USD exposure and a small position in credit default swaps (CDS). The currency forwards did not materially affect performance, but the CDS modestly hurt performance.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Global High Yield Bond Fund

			Average Annual		Expense
Fund Performance			Total Return (%)		Ratio (%)[2]
	Inception	Six	1	Since
As of April 30, 2017	Date	Months*	Year	Inception	Gross	Net
HSBC Global High Yield Bond Class A1	7/14/15	-0.68	4.41	2.36	1.97	1.18
HSBC Global High Yield Bond Class I	7/14/15	4.46	10.05	5.54	1.62	0.83
BofA Merrill Lynch BB-B Global High Yield Constrained Index[3]	—	4.80	11.56	7.24	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2018.

*	Aggregate total return.
1	Reflects the maximum sales charge of 4.75%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2017. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.15% and 0.80% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2018. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2017 expense ratios can be found in the financial highlights.
3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the BofA Merrill Lynch BB-B Global High Yield Constrained Index, which tracks the performance of USD, CAD, GBP and EUR denominated below investment-grade corporate debt publicly issued in the major domestic or Eurobond markets. The index is unmanaged and its performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       13

Portfolio Reviews (Unaudited)
HSBC Global High Income Bond Fund
(Class A Shares and Class I Shares)

by Jerry Samet, Senior Portfolio Manager
Rick Liu, CFA/Portfolio Manager
Nishant Upadhyay, Senior Vice President/Portfolio Manager

The HSBC Global High Income Bond Fund (the “Fund”) seeks to provide a high level of current income. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a globally diversified portfolio of higher yielding securities.

Investment Concerns

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

High-yield, lower-rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the six-month period ended April 30, 2017, the Fund returned 2.12% (without sales charge) for the Class A Shares and 2.36% for the Class I Shares. That compared to 2.51% total return for the Fund’s benchmark, the Bloomberg Barclays High Income Bond Composite Index1, for the same period.

Portfolio Performance

Fixed income markets were supported by positive economic data in the U.S. and Europe during the period under review. The U.S. Federal Reserve raised the federal funds rate twice in response to rising inflation and improving economic results. Credit markets rallied over the six-month period. Following the U.S. election results in November, high-yield markets rallied considerably as expectations for pro-growth fiscal policies from the new administration increased investor preference for risk assets. Spreads on high-yield bonds tightened by about 100 basis points (1.00%) over the six-month period, while investment grade spreads showed only a modest tightening of 10 basis points (0.10%) over the same period.

The Fund’s regional allocation decisions detracted from relative performance. A higher-than-benchmark exposure to U.S. BBB-rated securities along with a below-benchmark exposure to European assets weighed on relative performance. European corporate bonds outperformed U.S. investment-grade securities during the period.†

The Fund’s relative performance was boosted by issue selection within all regions, including emerging markets debt, U.S. BBB-rated, U.S. BB-rated, and European assets. The Fund’s above-benchmark exposure to U.S. high-yield bonds also contributed to relative results. Meanwhile, the Fund’s underweight exposure to longer duration securities also added to relative performance as yields at the longer end of the yield curve rose over the period, driving down prices.†

The Fund maintained some derivative exposure during the period, including currency forwards used to hedge non-USD exposure and a small position in credit default swaps (CDS). The currency forwards did not materially affect performance, but the CDS modestly hurt performance.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

14       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Global High Income Bond Fund

			Average Annual		Expense
Fund Performance			Total Return (%)		Ratio (%)[2]
	Inception	Six	1	Since
As of April 30, 2017	Date	Months*	Year	Inception	Gross	Net
HSBC Global High Income Bond Fund Class A1	7/14/15	-2.72	0.86	1.74	1.98	1.17
HSBC Global High Income Bond Fund Class I	7/14/15	2.36	6.31	4.94	1.63	0.82
Bloomberg Barclays High Income Bond Composite Index[3]	—	2.51	7.27	6.54	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2018.

*	Aggregate total return.
1	Reflects the maximum sales charge of 4.75%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2017. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.15% and 0.80% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2018. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2017 expense ratios can be found in the financial highlights.
3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the Bloomberg Barclays High Income Bond Composite Index is a customized index that is close to equally weighted across US, Euro and EM markets. Components include 35% Bloomberg Barclays USD Unhedged Emerging Markets Aggregate Index, 15% Bloomberg Barclays U.S. High Yield Ba Index, 20% Bloomberg Barclays U.S. Credit Baa Index, 15% Bloomberg Barclays EuroAgg Corporate Baa USD Hedged Index, and 15% Bloomberg Barclays Pan Euro HY (Euro) BB Rating Only USD Hedged Index. The index is unmanaged and its performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       15

Portfolio Reviews (Unaudited)
HSBC Global Equity Volatility Focused Fund
(Class A Shares and Class I Shares)

by Angus Parker, Portfolio Manager

HSBC Global Equity Volatility Focused Fund (the “Fund”) seeks to provide long-term total return. Under normal market conditions, at least 80% of the Fund’s nets assets, plus any borrowings for investment purposes, are invested in a globally diversified portfolio of equity securities and equity-related instruments that is expected to generate lower volatility relative to the global equity market (as measured by the Fund’s benchmark index).

Investment Concerns

Equity securities (stocks) may be more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

The Fund’s techniques for limiting portfolio volatility may or may not be successful, may cause the Fund’s portfolio to underperform its benchmark or may cause the Fund to lose money.

Small- to mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the six-month period ended April 30, 2017, the Fund returned 10.24% (without sales charge) for the Class A Shares and 10.49% for the Class I Shares. That compared to a 11.76% total return for the Fund’s benchmark, the MSCI ACWI (Net USD)1, for the same period.

Portfolio Performance

Global equities advanced over the six-month period under review, while volatility, at 6.50%, remained below average historical levels. The global economic recovery accelerated during the period, driving global equity markets to positive returns. Support from accommodative monetary policy and easing fiscal policy in Japan and Europe outweighed market headwinds such as modest Chinese growth and U.S. interest rate increases. Political events also contributed to the rally, with President Trump’s victory early in the period buoying expectations of greater U.S. fiscal stimulus. Emmanuel Macron’s strong showing in the first round of the French presidential elections also gave a boost to global equity markets late in the period.

The Fund aims to provide long-term total return. The Fund intends to focus on high-quality investments with an attractive combination of profitability and valuation, and these stocks are combined to seek to create a portfolio with lower volatility than the benchmark.†

The Fund operated as designed and took on less risk than its benchmark. Fund volatility was at 85.2% of the benchmark volatility for the six months under review.†

The Fund’s relative returns were hurt by an overweight allocation to the Asia Pacific region, which underperformed during the period. Stock selection in North America also weighed on relative results. An above-benchmark exposure to the consumer staples sector detracted, as that sector underperformed as investors sought out more cyclical areas of the equity market. The Fund was hurt by stock selection in the consumer discretionary sector, including an investment in a U.S. auto parts dealer that underperformed due in part to rising gas prices and concerns over increased competition. Individual holdings in telecommunications sectors also detracted from relative results. Shares of a U.S. telecommunications provider fell when increased competition led to a reduction in service revenues and a decline in new net users.†

The Fund’s underweight exposure to Africa, the Middle East, and South and Central America added to relative results, as these regions lagged the index during the period. Underweight exposure to the utilities, real estate, and energy sectors also contributed, as these sectors underperformed. Stock selection in the materials and consumer staples sectors added to relative returns, particularly the Fund’s investments in a global leader in packaging materials whose shares advanced after reporting organic growth and expanding margins.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

16       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Global Equity Volatility Focused Fund

			Average Annual		Expense
Fund Performance			Total Return (%)		Ratio (%)[2]
	Inception	Six	1	Since
As of April 30, 2017	Date	Months*	Year	Inception	Gross	Net
HSBC Global Equity Volatility Focused Fund Class A1	11/4/15	4.72	4.72	3.65	2.78	1.30
HSBC Global Equity Volatility Focused Fund Class I	11/4/15	10.49	10.71	7.73	2.43	0.95
MSCI ACWI (Net USD)[3]	—	11.76	15.14	8.75	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2018.

*	Aggregate total return.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2017. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.30% and 0.95% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2018. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2016 expense ratios can be found in the financial highlights.
3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the MSCI All Country World Daily Total Return Index (Net USD) (“MSCI ACWI (Net USD)”), which is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The index is unmanaged and its performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       17

Portfolio Reviews (Unaudited)
HSBC Euro High Yield Bond Fund (USD Hedged)
(Class A Shares and Class I Shares)

by Philippe Igigabel, Portfolio Manager
Sophie Sentilhes, Portfolio Manager

HSBC Euro High Yield Bond Fund (USD Hedged) (the “Fund”) seeks to maximize total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in Euro-denominated high-yield securities.

Investment Concerns

Euro-denominated securities have significant exposure to the Euro and events affecting the Euro. The Economic and Monetary Union (“EMU”) of the European Union (“EU”) is comprised of EU members that have adopted the Euro. Recent market events affecting several of the EMU member countries have adversely affected the sovereign debt issued by those countries, and ultimately may lead to a decline in the value of the Euro.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates. Investments in a bond fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

Prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

High-yield, lower-rated securities involve greater price volatility and present greater risk than higher rated fixed income securities. At times, due to market conditions, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price. Prices of fixed income securities are generally inversely correlated to interest rates. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. These risks may increase the Fund’s share price volatility.

Exchange Traded Funds (ETFs) are subject to the risks of the underlying securities (including market risks which could result in the loss of principal) that they are designed to track, although lack of liquidity in an ETF could result in higher volatility than that of its underlying portfolio of securities. ETFs also have management fees that increase their costs versus owning the underlying securities directly.

Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the six-month period ended April 30, 2017, the Fund returned 3.31% (without sales charge) for the Class A Shares and 3.55% for the Class I Shares. That compared to a 4.62% total return for the Fund’s benchmark, the BofA Merrill Lynch BB-B Euro High Yield Constrained (USD Hedged) Index1, for the same period.

Portfolio Performance

European high yield securities advanced for the six-month period amid a supportive market environment. A low default rate among European high yield bonds (2.45% over the trailing 12-month period) highlighted strong market fundamentals, while investor appetite for higher yields in the eurozone’s low yield environment supported demand. In this context, lower-rated securities tended to outperform more defensive sectors, which benefited the energy and industrial sectors.

The Fund’s relative results suffered from a lack of exposure to the commodity and energy sectors, which generated strong returns as commodity and energy prices improved during the period. Security selection weighed on relative returns as well, most notably the Fund’s lack of exposure to bonds issued by a French nuclear engineering company and a French insurer, both of which were among the benchmark’s top performing holdings.†

The Fund’s relative performance benefited from its off-benchmark exposure to contingent convertible bonds, which are issued by banks, and subordinated insurance bonds. These market segments rebounded strongly from weak performance in the previous period. They also benefited as investors responded favorably to rising equity ratios and the potential for higher yields in the banking and insurance sectors. A lack of exposure to bonds issued by a Croatian retailer that experienced liquidity issues during the period also contributed to relative returns, as those bonds weighed on the benchmark’s returns.†

The Fund maintained some derivative exposure through the use of currency forwards to hedge non-USD exposure. These derivatives had no material impact on the Fund’s return.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

18       HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Euro High Yield Bond Fund (USD Hedged)

			Average Annual		Expense
Fund Performance			Total Return (%)		Ratio (%)[2]
	Inception	Six	1	Since
As of April 30, 2017	Date	Months*	Year	Inception	Gross	Net
HSBC Euro High Yield Bond Fund (USD Hedged) Class A1	1/19/16	-1.55	2.74	6.67	1.86	1.05
HSBC Euro High Yield Bond Fund (USD Hedged) Class I	1/19/16	3.55	8.26	11.11	1.51	0.80
BofA Merrill Lynch BB-B Euro High Yield Constrained
(USD Hedged) Index[3]	—	4.62	9.87	13.27	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2018.

*	Aggregate total return.
1	Reflects the maximum sales charge of 4.75%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2017. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.05% and 0.80% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2018. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the April 30, 2017 expense ratios can be found in the financial highlights.
3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the BofA Merrill Lynch BB-B Euro High Yield Constrained (USD Hedged) Index, which contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody’s or Fitch), but caps issuer exposure at 3%. The index is unmanaged and its performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS       19

Portfolio Reviews
Portfolio Composition*
April 30, 2017 (Unaudited)

HSBC Emerging Markets Debt Fund
Country	Percentage of Investments at Value† (%)
Mexico	13.3
Turkey	11.9
Indonesia	9.9
Brazil	7.6
Argentina	6.0
Colombia	5.2
South Africa	5.0
Russian Federation	5.0
Poland	4.3
Malaysia	4.3
Hungary	3.7
Romania	2.7
Thailand	2.1
Venezuela	1.9
Dominican Republic	1.3
Peru	1.3
India	1.2
Philippines	1.2
Sri Lanka	1.1
Ecuador	0.9
Kazakhstan	0.8
China	0.8
Chile	0.8
United States	0.8
Costa Rica	0.7
El Salvador	0.6
Netherlands	0.6
Zambia	0.6
Panama	0.5
Morocco	0.4
Nigeria	0.4
Luxembourg	0.4
Virgin Islands, British	0.4
Ghana	0.4
Gabon	0.4
Kazakstan	0.4
Croatia	0.3
Cote D’Ivoire	0.2
Lithuania	0.2
Czech Republic	0.2
Uruguay	0.1
Lebanon	0.1
100.0

HSBC Frontier Markets Fund
Country	Percentage of Investments at Value† (%)
United Arab Emirates	14.8
Pakistan	11.6
Kuwait	9.7
Argentina	8.9
Philippines	6.0
Romania	4.9
Egypt	4.6
Colombia	4.6
Vietnam	4.3
Nigeria	4.0
Peru	3.6
Qatar	3.0
Georgia	3.0
Morocco	2.9
Oman	2.2
United Kingdom	2.1
Sri Lanka	2.0
Kenya	1.9
Kazakhstan	1.8
Croatia	1.2
Bangladesh	1.0
Cambodia	0.8
Australia	0.6
Saudi Arabia	0.5
100.0

HSBC Total Return Fund
Country	Percentage of Investments at Value† (%)
Mexico	25.5
Brazil	20.9
South Africa	10.9
Argentina	8.8
Turkey	8.1
Hungary	7.5
Indonesia	7.2
Russian Federation	7.0
Colombia	2.7
Dominican Republic	0.7
Croatia	0.7
100.0

20       HSBC FAMILY OF FUNDS

Portfolio Reviews
Portfolio Composition* (continued)
April 30, 2017 (Unaudited)

HSBC Asia ex-Japan Smaller Companies Equity Fund
Country	Percentage of Investments at Value† (%)
Hong Kong	28.2
Korea, Republic Of	18.4
Taiwan,
Province Of China	18.4
China	15.7
Indonesia	4.6
Philippines	3.8
Singapore	3.6
Thailand	2.9
India	2.6
Malaysia	1.8
100.0

HSBC Global High Yield Bond Fund
Country	Percentage of Investments at Value† (%)
United States	57.7
France	6.3
Netherlands	5.6
Brazil	4.7
Luxembourg	4.4
Germany	4.3
Canada	2.7
Ireland	1.7
United Kingdom	1.4
Argentina	1.4
Russian Federation	1.2
Turkey	1.0
Italy	0.9
Switzerland	0.9
Jersey	0.8
Denmark	0.7
Cayman Islands	0.5
Sweden	0.4
Venezuela	0.4
China	0.4
South Africa	0.4
Sri Lanka	0.4
Australia	0.4
Colombia	0.3
Bahamas	0.3
Mexico	0.2
Peru	0.2
Guatemala	0.2
El Salvador	0.1
Lebanon	0.1
Chile	0.0
100.0

HSBC Global High Income Bond Fund
Country	Percentage of Investments at Value† (%)
United States	42.9
France	6.7
Netherlands	5.4
Germany	4.3
Mexico	3.7
China	3.2
Brazil	3.0
United Kingdom	2.8
Italy	2.3
Canada	2.1
Indonesia	2.0
Turkey	1.9
Luxembourg	1.8
Argentina	1.8
India	1.6
Hong Kong	1.5
Australia	1.2
Spain	1.1
Dominican Republic	0.9
Colombia	0.8
Ireland	0.8
Saudi Arabia	0.8
Peru	0.6
Bermuda	0.6
Hungary	0.5
Malaysia	0.5
Venezuela	0.5
Russian Federation	0.5
Ireland (Republic of)	0.4
Guernsey	0.4
Belgium	0.4
Croatia	0.4
South Africa	0.4
Cote D’Ivoire	0.4
Poland	0.3
Uruguay	0.3
Romania	0.2
Lebanon	0.2
Panama	0.2
Philippines	0.1
Japan	0.1
Guatemala	0.1
Bahamas	0.1
Chile	0.1
El Salvador	0.1
100.0

HSBC FAMILY OF FUNDS       21

Portfolio Reviews
Portfolio Composition* (continued)
April 30, 2017 (Unaudited)

HSBC Euro High Yield Bond Fund (USD Hedged)
Country	Percentage of Investments at Value† (%)
France	31.0
Netherlands	18.6
Germany	13.9
United Kingdom	7.7
United States	5.8
Luxembourg	5.1
Denmark	3.6
Austria	2.5
Switzerland	2.3
Mexico	1.4
Sweden	1.3
Spain	1.3
Belgium	1.3
Finland	1.0
Australia	1.0
Ireland	0.9
Jersey	0.9
Italy	0.4
100.0

HSBC Global Equity Volatility Focused Fund
Country	Percentage of Investments at Value† (%)
United States	54.3
Japan	10.1
United Kingdom	6.3
France	5.3
Hong Kong	4.2
Switzerland	3.6
Germany	3.3
Australia	2.7
Singapore	2.0
China	1.5
Canada	1.5
Indonesia	1.4
Thailand	1.2
Ireland	1.0
Netherlands	0.9
Denmark	0.7
100.0
____________________

*	Portfolio composition is subject to change.
†	Excludes any instruments used for cash management.

22       HSBC FAMILY OF FUNDS

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited)

Foreign Bonds – 47.2%

	Principal
	Amount †	Value ($)
Argentina – 0.9%
Republic of Argentina,
21.20%, 9/19/18	7,000,000	478,038
Brazil – 5.2%
Letra Tesouro Nacional, Series LTN,
10.34%, 7/1/17 (a)	150,000	46,442
Letra Tesouro Nacional, Series LTN,
9.65%, 10/1/17	1,200,000	363,161
Letra Tesouro Nacional,
9.15%, 1/1/18	900,000	266,927
Nota do Tesouro Nacional, Series
NTNF, 10.00%, 1/1/21	4,100,000	1,336,755
Nota Do Tesouro Nacional, Series
NTNB, 6.00%, 8/15/22	680,000	667,732
Nota Do Tesouro Nacional, Series
NTNF, 10.00%, 1/1/27	200,000	63,931
		2,744,948
Colombia – 4.1%
Titulos de Tesoreria Bond,
11.25%, 10/24/18	2,300,000,000	842,645
Titulos de Tesoreria Bond, Series B,
11.00%, 7/24/20	900,000,000	352,311
Titulos de Tesoreria Bond, Series B,
10.00%, 7/24/24	1,833,400,000	762,847
Titulos de Tesoreria Bond, Series B,
6.00%, 4/28/28	860,000,000	281,640
		2,239,443
Czech Republic – 0.2%
Republic of Czech Republic,
Series 58, 5.70%, 5/25/24	2,000,000	110,801
Hungary – 1.7%
Hungary Government Bond,
7.50%, 11/12/20	54,000,000	229,916
Hungary Government Bond,
Series 25/B, 5.50%, 6/24/25	170,000,000	694,937
		924,853
Indonesia – 4.9%
Indonesia Government, Series FR70,
8.38%, 3/15/24	3,772,000,000	303,669
Indonesia Government, Series FR40,
11.00%, 9/15/25	2,000,000,000	187,390
Indonesia Government, Series FR56,
8.38%, 9/15/26	24,773,000,000	2,020,578
Indonesia Government,
8.75%, 5/15/31	1,300,000,000	107,789
		2,619,426
Malaysia – 4.1%
Malaysian Government, Series 0210,
4.01%, 9/15/17	700,000	161,895
Malaysian Government, Series 0515,
3.76%, 3/15/19	1,080,000	251,066
Malaysian Government, Series 0315,
3.66%, 10/15/20	950,000	218,712
Malaysian Government,
3.62%, 11/30/21	2,000,000	458,225
Malaysian Government, Series 0114,
4.18%, 7/15/24	500,000	116,974
Malaysian Government, Series 0115,
3.96%, 9/15/25	2,900,000	661,894
Malaysian Government, Series 0316,
3.90%, 11/30/26	200,000	45,494
Malaysian Government, Series 0415,
4.25%, 5/31/35	1,360,000	302,715
		2,216,975
Mexico – 4.8%
Mexican Bonos Desarrollo, Series
M10, 8.50%, 12/13/18 (b)	10,170,000	553,911
Mexican Bonos Desarrollo, Series
M, 6.50%, 6/10/21 (b)	3,760,000	195,840
Mexican Bonos Desarrollo, Series
M, 5.75%, 3/5/26 (b)	5,720,000	276,046
Mexican Bonos Desarrollo, Series
M20, 7.50%, 6/3/27 (b)	10,100,000	546,906
Mexican Bonos Desarrollo, Series
M30, 10.00%, 11/20/36 (b)	14,000,000	925,176
Mexican Bonos Desarrollo, Series
M30, 8.50%, 11/18/38 (b)	1,700,000	98,861
		2,596,740
Peru – 1.1%
Republic of Peru, Registered,
8.20%, 8/12/26	550,000	200,951
Republic of Peru, Registered,
6.35%, 8/12/28	1,300,000	415,021
		615,972
Philippines – 0.4%
Republic of Philippines,
3.90%, 11/26/22	10,000,000	195,295
Poland – 4.1%
Poland Government Bond, Series
0719, 3.25%, 7/25/19	808,000	213,529
Poland Government Bond, Series
1020, 5.25%, 10/25/20	250,000	70,406
Poland Government Bond, Series
0421, 2.00%, 4/25/21	4,135,000	1,041,028
Poland Government Bond, Series
1021, 5.75%, 10/25/21	475,000	137,949
Poland Government Bond, Series
0922, 5.75%, 9/23/22	2,000,000	587,801
Poland Government Bond, Series
0725, 3.25%, 7/25/25	650,000	167,805
Poland Government Bond, Series
0726, 2.50%, 7/25/26	40,000	9,652
		2,228,170

See notes to financial statements.	HSBC FAMILY OF FUNDS	23

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Foreign Bonds, continued

	Principal
	Amount †	Value ($)
Romania – 1.5%
Romania Government Bond,
6.75%, 6/11/17	200,000	48,369
Romania Government Bond, Series
5Y, 5.90%, 7/26/17	650,000	158,072
Romania Government Bond, Series
5Y, 3.25%, 3/22/21	1,500,000	369,475
Romania Government Bond, Series
10Y, 5.95%, 6/11/21	420,000	113,830
Romania Government Bond, Series
10Y, 4.75%, 2/24/25	210,000	54,165
Romania Government Bond, Series
15Y, 5.80%, 7/26/27	300,000	83,113
		827,024
Russian Federation – 3.3%
Russia Government Bond, Series
5081, 6.20%, 1/31/18 (b)	59,200,000	1,027,370
Russia Government Bond, Series
6208, 7.50%, 2/27/19 (b)	20,400,000	356,381
Russia Government Bond, Series
6215, 7.00%, 8/16/23 (b)	14,700,000	250,735
Russia Government Bond, Series
6207, 8.15%, 2/3/27 (b)	8,000,000	147,514
		1,782,000
South Africa – 4.1%
Republic of South Africa, Series
R204, 8.00%, 12/21/18	2,600,000	196,260
Republic of South Africa, Series
2023, 7.75%, 2/28/23	5,240,000	385,926
Republic of South Africa, Series
R186, 10.50%, 12/21/26	3,100,000	259,110
Republic of South Africa, Series
R209, 6.25%, 3/31/36	25,647,000	1,386,734
		2,228,030
Thailand – 2.0%
Thailand Government Bond,
1.88%, 6/17/22	2,300,000	65,493
Thailand Government Bond,
3.85%, 12/12/25	20,686,000	653,413
Thailand Government Bond,
2.13%, 12/17/26	720,000	19,753
Thailand Government Bond,
4.88%, 6/22/29	10,500,000	361,312
		1,099,971
Turkey – 4.8%
Turkey Government Bond,
11.04%, 9/20/17	890,000	240,188
Turkey Government Bond,
8.80%, 11/14/18 (b)	2,555,000	697,273
Turkey Government Bond,
10.70%, 2/17/21 (b)	1,090,000	307,367
Turkey Government Bond,
9.50%, 1/12/22 (b)	1,490,000	404,212
Turkey Government Bond,
8.80%, 9/27/23 (b)	2,400,000	629,444
Turkey Government Bond,
8.00%, 3/12/25 (b)	1,240,000	308,795
		2,587,279
TOTAL FOREIGN BONDS
(COST $25,990,115)		25,494,965

Yankee Dollars – 48.6%

	Principal
	Amount ($)
Argentina – 4.9%
City of Buenos Aires Argentina,
8.95%, 2/19/21	200,000	226,000
Provincia de Buenos Aires/
Argentina, Registered,
9.13%, 3/16/24	150,000	170,325
Republic of Argentina,
6.88%, 4/22/21	150,000	164,100
Republic of Argentina,
5.63%, 1/26/22	1,165,000	1,213,348
Republic of Argentina,
7.50%, 4/22/26	150,000	164,325
Republic of Argentina,
6.88%, 1/26/27	650,000	686,725
		2,624,823
Brazil – 2.3%
Caixa Economica Federal, Registered,
4.50%, 10/3/18 (c)	150,000	152,775
Centrais Eletricas Brasileiras SA,
Registered, 5.75%, 10/27/21	200,000	204,800
Federal Republic of Brazil,
4.88%, 1/22/21	100,000	106,000
Federal Republic of Brazil,
7.13%, 1/20/37	206,000	238,960
Federal Republic of Brazil,
5.63%, 1/7/41	220,000	218,526
Petrobras Global Finance,
6.25%, 3/17/24	82,000	84,993
Petrobras Global Finance,
8.75%, 5/23/26	15,000	17,490
Petrobras International Finance Co.,
5.38%, 1/27/21	32,000	32,875
Vale Overseas Ltd.,
6.88%, 11/21/36	7,000	7,586
Vale Overseas Ltd.,
6.88%, 11/10/39	14,000	15,068
Vale SA, 5.63%, 9/11/42	146,000	139,065
		1,218,138

24 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Chile – 0.7%
CorpBanca SA,
3.13%, 1/15/18	200,000	201,209
Republic of Chile, Registered,
3.13%, 1/21/26	200,000	204,000
		405,209
China – 0.8%
CNOOC Finance (2014) ULC,
4.25%, 4/30/24	200,000	208,712
Sinopec Capital (2013) Ltd.,
3.13%, 4/24/23 (c)	200,000	198,499
		407,211
Colombia – 0.8%
Republic of Colombia,
7.38%, 3/18/19	100,000	110,000
Republic of Colombia,
4.50%, 1/28/26,
Callable 10/28/25 @ 100 (d)	200,000	213,000
Republic of Colombia,
7.38%, 9/18/37	100,000	128,600
		451,600
Costa Rica – 0.7%
Costa Rica Government, Registered,
4.25%, 1/26/23	200,000	194,250
Costa Rica Government, Registered,
4.38%, 4/30/25	200,000	190,992
		385,242
Cote D’Ivoire – 0.2%
Ivory Coast Government
International Bond,
5.75%, 12/31/32,
Callable 6/30/17 @ 100 (d)	122,500	117,478
Croatia – 0.3%
Republic of Croatia, Registered,
6.75%, 11/5/19	150,000	163,365
Dominican Republic – 1.3%
Dominican Republic, Registered,
7.50%, 5/6/21	300,000	333,000
Dominican Republic, Registered,
5.95%, 1/25/27	250,000	261,685
Republic of Dominican,
6.88%, 1/29/26 (c)	100,000	111,516
		706,201
Ecuador – 0.9%
Ecuador Government International
Bond, Registered,
7.95%, 6/20/24	500,000	477,500
El Salvador – 0.6%
Republic of El Salvador, Registered,
7.75%, 1/24/23	60,000	60,450
Republic of El Salvador, Registered,
5.88%, 1/30/25	170,000	152,150
Republic of El Salvador, Registered,
6.38%, 1/18/27	130,000	116,025
		328,625
Gabon – 0.4%
Gabon Government International
Bond, Registered,
6.38%, 12/12/24	200,000	195,850
Ghana – 0.4%
Ghana Government International
Bond, Registered,
7.88%, 8/7/23	200,000	198,100
Hungary – 1.9%
Republic of Hungary,
6.25%, 1/29/20	600,000	657,833
Republic of Hungary,
6.38%, 3/29/21	100,000	113,000
Republic of Hungary,
5.38%, 2/21/23	210,000	233,016
		1,003,849
India – 1.1%
Export-Import Bank of India,
Registered, 3.38%, 8/5/26	200,000	192,454
ICICI Bank Ltd., Registered,
5.75%, 11/16/20	200,000	218,630
State Bank India, Registered,
3.62%, 4/17/19	200,000	204,026
		615,110
Indonesia – 4.7%
Indonesia Government, Registered,
4.35%, 1/8/27	400,000	417,398
Indonesia Government, Registered,
5.13%, 1/15/45	200,000	212,221
Pertamina Persero PT, Registered,
5.25%, 5/23/21	580,000	619,928
Republic of Indonesia,
5.88%, 3/13/20	200,000	218,334
Republic of Indonesia, Registered,
6.88%, 1/17/18	200,000	207,000
Republic of Indonesia, Registered,
5.38%, 10/17/23	400,000	445,309
Republic of Indonesia, Registered,
8.50%, 10/12/35	100,000	143,309
Republic of Indonesia, Registered,
6.63%, 2/17/37	100,000	122,631
Republic of Indonesia, Registered,
7.75%, 1/17/38	100,000	137,553
		2,523,683
Kazakhstan – 0.8%
Kazmunaygas National Co.,
9.13%, 7/2/18	200,000	214,840
Republic of Kazakhstan, Registered,
5.13%, 7/21/25	200,000	218,272
		433,112

See notes to financial statements.	HSBC FAMILY OF FUNDS 25

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Kazakstan – 0.4%
Kazmunaygas National Co.,
5.75%, 4/19/47 (c)	200,000	195,020
Lebanon – 0.1%
Lebanon Government International
Bond, 5.45%, 11/28/19	20,000	20,365
Lebanon Government International
Bond, Series G,
6.38%, 3/9/20	22,000	22,726
		43,091
Lithuania – 0.2%
Republic of Lithuania, Registered,
7.38%, 2/11/20	100,000	113,783
Luxembourg – 0.4%
Sberbank of Russia Via SB Capital
SA, 5.13%, 10/29/22	200,000	207,097
Mexico – 8.0%
Comision Federal de Electricidad,
Registered, 4.75%, 2/23/27	200,000	201,948
Petroleos Mexicanos,
6.38%, 2/4/21	187,000	203,596
Petroleos Mexicanos,
3.50%, 1/30/23	100,000	95,460
Petroleos Mexicanos,
4.50%, 1/23/26	191,000	185,270
Petroleos Mexicanos,
6.88%, 8/4/26	37,000	41,348
Petroleos Mexicanos,
6.50%, 3/13/27 (c)	76,000	82,270
Petroleos Mexicanos,
6.63%, 6/15/35	220,000	228,800
Petroleos Mexicanos,
5.50%, 6/27/44	100,000	87,750
Petroleos Mexicanos, Registered,
6.50%, 3/13/27	243,000	263,047
United Mexican States, Series G,
3.50%, 1/21/21	250,000	260,000
United Mexican States,
3.63%, 3/15/22	300,000	309,450
United Mexican States,
4.00%, 10/2/23	550,000	571,285
United Mexican States,
4.13%, 1/21/26	200,000	206,700
United Mexican States,
4.15%, 3/28/27	910,000	935,661
United Mexican States,
6.05%, 1/11/40	80,000	92,880
United Mexican States, Series M,
4.75%, 3/8/44	260,000	257,140
United Mexican States,
5.55%, 1/21/45	140,000	154,350
United Mexican States,
4.60%, 1/23/46	200,000	194,000
		4,370,955
Morocco – 0.4%
OCP SA, Registered,
5.63%, 4/25/24	200,000	213,300
Netherlands – 0.6%
Lukoil International Finance BV,
Registered, 4.75%, 11/2/26	200,000	204,400
Petrobras Brasileiro SA,
6.85%, 6/5/15	50,000	44,525
Petrobras Global Finance,
3.00%, 1/15/19	70,000	69,930
		318,855
Nigeria – 0.4%
Nigeria Government International
Bond, Registered,
6.75%,1/28/21	200,000	212,189
Panama – 0.5%
Republic of Panama,
4.00%, 9/22/24,
Callable 6/22/24 @ 100 (d)	200,000	209,800
Republic of Panama,
9.38%, 4/1/29	8,000	11,880
Republic of Panama,
6.70%, 1/26/36	41,000	52,993
		274,673
Peru – 0.2%
Republic of Peru,
6.55%, 3/14/37	65,000	85,150
Philippines – 0.8%
Republic of Philippines,
5.50%, 3/30/26	200,000	237,450
Republic of Philippines,
7.75%, 1/14/31	120,000	171,454
		408,904
Romania – 1.1%
Romania Government Bond,
6.13%, 1/22/44 (c)	50,000	62,037
Romania Government Bond,
Registered, 6.75%, 2/7/22	434,000	503,352
Romania Government Bond,
Registered, 4.88%, 1/22/24	20,000	21,759
		587,148
Russian Federation – 1.5%
Gazprom OAO, Registered,
6.51%, 3/7/22	100,000	111,306
Gazprom OAO, Registered,
7.29%, 8/16/37	230,000	273,038
Russian Federation, Registered,
4.88%, 9/16/23	400,000	433,592
		817,936

26 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
South Africa – 0.7%
Republic of South Africa,
4.88%, 4/14/26	400,000	403,243
Sri Lanka – 1.0%
Republic of Sri Lanka,
5.88%, 7/25/22	200,000	207,008
Republic of Sri Lanka, Registered,
6.00%, 1/14/19	200,000	207,200
Republic of Sri Lanka, Registered,
6.25%, 10/4/20	130,000	137,740
		551,948
Turkey – 6.6%
Export Credit Bank of Turkey,
Registered, 5.38%, 10/24/23	300,000	300,750
Republic of Turkey,
7.00%, 6/5/20	564,000	620,569
Republic of Turkey,
5.63%, 3/30/21	300,000	317,922
Republic of Turkey,
6.25%, 9/26/22	750,000	814,959
Republic of Turkey,
4.88%, 10/9/26	860,000	851,400
Republic of Turkey,
8.00%, 2/14/34	96,000	119,996
Republic of Turkey,
6.00%, 1/14/41	200,000	207,320
Republic of Turkey,
4.88%, 4/16/43	200,000	180,750
Republic of Turkey,
6.63%, 2/17/45	200,000	224,139
		3,637,805
Uruguay – 0.1%
Republic of Uruguay, PIK,
7.88%, 1/15/33	20,000	26,517
Republica Oriental del Uruguay,
4.50%, 8/14/24	10,000	10,715
Republica Oriental del Uruguay,
5.10%, 6/18/50	10,000	9,950
		47,182
Venezuela – 1.8%
Bolivarian Republic of Venezuela,
9.25%, 5/7/28	176,000	83,899
Petroleos de Venezuela SA,
9.00%, 11/17/21	100,000	52,625
Petroleos de Venezuela SA,
5.50%, 4/12/37	963,800	368,653
Petroleos de Venezuela SA,
Registered, 8.50%, 10/27/20	400,000	313,400
Petroleos de Venezuela SA,
Registered, 6.00%, 5/16/24	155,771	61,581
Petroleos de Venezuela SA,
Registered, 6.00%, 11/15/26,
MTN	32,000	12,208
Republic of Venezuela,
7.00%, 12/1/18	24,000	16,889
Republic of Venezuela,
7.75%, 10/13/19	35,000	21,060
Republic of Venezuela, Registered,
6.00%, 12/9/20	100,000	51,670
		981,985
Virgin Islands, British – 0.4%
State Grid Overseas Investment
2016 Ltd., 3.50%, 5/4/27 (c)	200,000	199,512
Zambia – 0.6%
Zambia Government International
Bond, Registered,
5.38%, 9/20/22	330,000	310,365
TOTAL YANKEE DOLLARS
(COST $25,898,769)		26,235,237

Corporate Bonds – 1.0%

United States – 0.0%
Southern Copper Corp.,
5.25%, 11/8/42	25,000	24,386
TOTAL CORPORATE BOND
(COST $22,583)		24,386

U.S. Treasury Obligations – 0.7%

U.S. Treasury Bond – 0.1%
2.88%, 11/15/46	50,000	49,135
U.S. Treasury Note – 0.6%
1.50%, 8/15/26	206,000	192,674
2.00%, 11/15/26	141,000	137,591
		330,265
TOTAL U.S. TREASURY
OBLIGATIONS
(COST $388,356)		379,400

Investment Companies – 2.1%

	Shares
Northern Institutional Government
Assets Portfolio, Institutional
Shares, 0.50% (e)	1,142,989	1,142,989
TOTAL INVESTMENT COMPANIES
(COST $1,142,989)		1,142,989
TOTAL INVESTMENT SECURITIES
(COST $53,442,812) – 98.6%		53,276,977
Other Assets (Liabilities) – 1.4%.		751,839
NET ASSETS – 100%		$54,028,816
____________________

†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Represents a zero coupon bond. Rate shown reflects the effective yield as of April 30, 2017.

See notes to financial statements.	HSBC FAMILY OF FUNDS 27

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

(b)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2017. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(c)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(d)	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
(e)	The rate represents the annualized one-day yield that was in effect on April 30, 2017.
MTN — Medium Term Note
ULC — Unlimited Liability Co.
PIK — Payment-in-Kind

The Fund invested, as a percentage of net assets at value, in the following industries, as of April 30, 2017:

Percentage of Net Assets
Industry	at Value (%)
Sovereign Bonds	83.3
Oil, Gas & Consumable Fuels	7.9
Banks	2.7
Investment Companies	2.1
Electric Utilities	1.1
U.S. Treasury Obligation	0.7
Chemicals	0.4
Metals & Mining	0.4
Total	98.6

28 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Credit Default Swap Agreements - Buy Protection(a)

At April 30, 2017, the Fund’s open credit default swap agreements were as follows:

			Implied				Upfront
			Credit				Premiums	Unrealized
			Spread at	Notional	Fixed		Paid/	Appreciation/
		Expiration	April 30,	Amount	Rate	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	2017 (%)(b)	($)(c)	(%)	($)	($)	($)
Republic of Colombia	Barclays Bank PLC	12/20/21	1.12	110,000	1.00	455	3,534	(3,079)
Republic of Panama	JP Morgan Chase	12/20/20	0.80	250,000	1.00	(1,966)	7,223	(9,189)
Republic of Turkey	Barclays Bank PLC	12/20/21	1.86	180,000	1.00	6,485	13,193	(6,708)
United Mexican States	Credit Suisse	12/20/21	1.05	210,000	1.00	231	5,656	(5,425)
						5,205	29,606	(24,401)

Credit Default Swap Agreements - Sell Protection(a)

At April 30, 2017, the Fund’s open credit default swap agreements were as follows:

			Implied				Upfront
			Credit				Premiums	Unrealized
			Spread at	Notional	Fixed		Paid/	Appreciation/
		Expiration	April 30,	Amount	Rate	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	2017 (%)(b)	($)(c)	(%)	($)	($)	($)
CDX Emerging Markets Index,
Series 25	Credit Suisse	6/20/21	1.85	1,590,000	1.00	(49,490)	(98,104)	48,614
CDX Emerging Markets Index,
Series 26	Barclays Bank PLC	12/20/21	1.81	390,000	1.00	(13,104)	(30,225)	17,121
CDX Emerging Markets Index,
Series 26	Barclays Bank PLC	12/20/21	1.81	110,000	1.00	(3,696)	(8,195)	4,499
Republic of Colombia	Barclays Bank PLC	6/20/21	0.94	100,000	1.00	350	(4,440)	4,790
Republic of Indonesia	Barclays Bank PLC	6/20/21	1.01	100,000	1.00	152	(2,534)	2,686
Republic of Panama	Barclays Bank PLC	12/20/20	0.80	125,000	1.00	983	(4,644)	5,627
Republic of Peru	Credit Suisse	9/20/20	0.56	125,000	1.00	1,964	(2,370)	4,334
Republic of Peru	Bank of America	6/20/21	0.72	40,000	1.00	519	(906)	1,425
						(62,322)	(151,418)	89,096

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount of future payments that the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement. Alternatively, the notional amount represents the maximum potential amount of payment the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

See notes to financial statements.	HSBC FAMILY OF FUNDS 29

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

At April 30, 2017, the Fund’s open forward foreign currency exchange contracts were as follows:

			Contract			Net Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value		(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	Value ($)	($)
Chilean Peso	Standard Chartered Bank	10/12/17	170,467,500	255,000	253,621	1,379
Colombian Peso	Bank of America	5/24/17	1,081,825,000	373,000	366,374	6,626
Colombian Peso	Goldman Sachs	5/24/17	721,788,760	253,000	244,443	8,557
Colombian Peso	Morgan Stanley	5/24/17	212,036,400	72,000	71,809	191
Colombian Peso	Goldman Sachs	8/24/17	1,703,602,019	578,984	570,041	8,943
Mexican Peso	Standard Chartered Bank	6/7/17	4,901,062	260,000	258,687	1,313
Romanian Leu	Bank of America	6/19/17	297,885	70,000	71,671	(1,671)
Singapore Dollar	Bank of America	9/25/17	385,231	276,153	276,242	(89)
South African Rand	Bank of America	6/19/17	6,254,487	450,000	464,287	(14,287)
South African Rand	JP Morgan Chase	6/19/17	7,227,691	540,000	536,531	3,469
South African Rand	JP Morgan Chase	6/19/17	1,645,529	122,000	122,152	(152)
South African Rand	Standard Chartered Bank	6/19/17	3,694,552	280,000	274,257	5,743
South African Rand	UBS AG	6/19/17	3,659,721	275,000	271,671	3,329
Thai Baht	Standard Chartered Bank	9/15/17	13,864,320	400,000	400,726	(726)
Turkish Lira	Bank of America	5/22/17	1,172,735	310,000	328,242	(18,242)
Turkish Lira	UBS AG	5/22/17	394,611	108,000	110,449	(2,449)
				4,623,137	4,621,203	1,934

			Contract			Net Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value		(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	Value ($)	($)
Colombian Peso	Goldman Sachs	5/24/17	1,703,602,019	585,329	576,947	(8,382)
Colombian Peso	JP Morgan Chase	5/24/17	312,048,141	104,006	105,680	1,674
Colombian Peso	Standard Chartered Bank	8/24/17	2,269,360,000	760,000	759,348	(652)
Czech Koruna	Standard Chartered Bank	6/14/17	3,936,883	160,000	160,349	349
Hungarian Forint	Standard Chartered Bank	9/27/17	119,500,000	407,935	418,276	10,341
Mexican Peso	JP Morgan Chase	6/7/17	5,220,442	270,000	275,545	5,545
Mexican Peso	JP Morgan Chase	6/7/17	4,375,168	235,000	230,930	(4,070)
Polish Zloty	Standard Chartered Bank	9/27/17	1,669,707	417,379	430,398	13,019
Russian Ruble	JP Morgan Chase	7/13/17	2,284,966	40,000	39,588	(412)
South African Rand	Bank of America	6/19/17	2,400,000	176,881	178,159	1,278
South African Rand	Goldman Sachs	6/19/17	7,396,435	530,000	549,057	19,057
South African Rand	Standard Chartered Bank	6/19/17	3,708,555	270,000	275,296	5,296
South African Rand	UBS AG	6/19/17	5,127,366	370,000	380,618	10,618
Thai Baht	Standard Chartered Bank	9/15/17	29,269,026	845,000	845,975	975
Turkish Lira	Goldman Sachs	5/22/17	260,000	70,165	72,772	2,607
Turkish Lira	Standard Chartered Bank	5/22/17	1,951,783	520,000	546,292	26,292
Turkish Lira	UBS AG	5/22/17	397,820	103,815	111,347	7,532
				5,865,510	5,956,577	91,067

30 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FRONTIER MARKETS FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited)

Common Stocks – 85.3%

	Shares	Value ($)
Argentina – 8.7%
Banco Macro SA, ADR	18,129	1,554,018
Grupo Financiero Galicia SA, ADR	41,930	1,638,205
YPF Sociedad Anonima, ADR	11,909	307,609
		3,499,832
Australia – 0.6%
Donaco International, Ltd.	614,111	222,965
Bangladesh – 1.0%
Square Pharmaceuticals, Ltd.	120,441	412,031
Cambodia – 0.7%
NagaCorp, Ltd.	544,000	301,441
Colombia – 4.5%
Banco Davivienda SA	135,995	1,433,473
Cemex Latam Holdings SA (a)	104,921	383,153
		1,816,626
Croatia – 1.1%
Hrvatski Telekom dd	11,232	292,658
Ledo dd	311	164,498
		457,156
Egypt – 4.5%
Centamin PLC	507,133	1,161,769
Commercial International Bank, Registered, GDR	154,242	659,385
		1,821,154
Georgia – 2.9%
Bank of Georgia Holdings PLC	25,212	1,175,385
Kazakhstan – 1.8%
Halyk Savings Bank of Kazakhstan JSC, Registered, GDR (a)	94,717	710,378
Kenya – 1.8%
Safaricom, Ltd.	3,905,600	729,222
Kuwait – 6.1%
Kuwait Projects Co. (Holding) KSC	189,738	258,932
Mabanee Co. SAKC	132,898	349,617
Mobile Telecommunications Co.	469,516	679,339
National Bank of Kuwait SAK	518,254	1,158,871
		2,446,759
Morocco – 2.8%
Attijariwafa Bank	27,600	1,137,806
Nigeria – 3.9%
Dangote Cement PLC (a)	1,101,161	573,954
Diamond Bank PLC (a)	17,758,406	45,990
Guaranty Trust Bank PLC	4,483,225	391,373
Nestle Foods Nigeria PLC	48,428	115,414
Nigerian Breweries PLC	329,335	132,803
Zenith Bank PLC	6,091,707	297,546
		1,557,080
Oman – 1.9%
Bank Muscat SAOG	513,023	536,234
Ooredoo	180,942	242,761
		778,995
Pakistan – 11.2%
D.G. Khan Cement Co., Ltd.	413,800	944,317
Engro Corp., Ltd.	323,297	1,088,369
Engro Fertilizers, Ltd.	271,830	152,228
Lucky Cement, Ltd.	65,000	547,401
Searle Co., Ltd	63,851	378,799
The Hub Power Co., Ltd.	445,892	552,330
United Bank, Ltd.	380,500	901,531
		4,564,975
Peru – 3.5%
Credicorp, Ltd.	9,200	1,413,672
Philippines – 5.9%
First Gen Corp.	1,005,400	432,755
Puregold Price Club, Inc.	885,200	738,996
Robinsons Land Corp.	952,000	488,865
Vista Land & Lifescapes, Inc.	6,637,500	702,950
		2,363,566
Qatar – 2.9%
Industries Qatar QSC	100	2,865
Qatar Electricity & Water Co.	11,023	629,712
Qatar National Bank	13,959	551,306
		1,183,883
Romania – 4.8%
BRD-Groupe Societe Generale (a)	87,925	254,353
Electrica SA	156,459	533,810
SIF 5 Oltenia Craiova	1,696,553	676,664
Societatea Nationala de Gaze	65,229	484,281
		1,949,108
Sri Lanka – 2.0%
John Keells Holdings PLC	756,145	800,887
United Arab Emirates – 10.7%
DP World, Ltd.	53,650	1,096,606
Emaar Properties PJSC	549,171	1,073,581
Emirates NBD PJSC	260,657	586,209
Gulf Marine Services PLC	164,328	152,422
NMC Health PLC	55,387	1,425,199
		4,334,017
United Kingdom – 2.0%
TBC Bank Group PLC (a)	38,505	810,290
TOTAL COMMON STOCKS (COST $32,154,231)		34,487,228

See notes to financial statements.	HSBC FAMILY OF FUNDS 31

HSBC FRONTIER MARKETS FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Convertible Corporate Bond – 0.3%

	Principal
	Amount ($)	Value ($)
Oman – 0.3%
Bank Muscat SAOG,
0.35%, 3/19/18	383,981	105,829
TOTAL CONVERTIBLE CORPORATE
BOND (COST $–)		105,829

Participatory Notes – 8.6%

	Shares
Saudi Arabia – 0.5%
Al Tayyar Travel Group Holding Co.,
5/24/18, (Merrill Lynch International
& Co.) (a)	23,770	205,827
United Arab Emirates – 3.8%
Aramex PJSC, 3/14/19, (Merrill Lynch
International & Co.)	1,081,276	1,554,437
Vietnam – 4.3%
PetroVietnam Drilling & Well Services,
8/24/21, (JPMorgan Chase) (a)	255,669	199,004
Vietnam Dairy Products JSC,
2/22/18, (JPMorgan Chase)	153,105	996,462
Vietnam Dairy Products JSC,
1/20/18, (Citigroup Global
Markets Holding, Inc.)	77,184	502,341
		1,697,807
TOTAL PARTICIPATORY NOTES
(COST $2,575,532)		3,458,071

Private Placements – 3.4%

Kuwait – 3.4%
Human Soft Holding Co. KSC	109,135	1,356,561
TOTAL PRIVATE PLACEMENTS
(COST $1,075,253)		1,356,561

Investment Companies – 1.7%

Northern Institutional Government
Assets Portfolio, Institutional
Shares, 0.50% (b)	676,733	676,733
TOTAL INVESTMENT COMPANIES
(COST $676,733)		676,733
TOTAL INVESTMENT SECURITIES
(COST $36,481,749) – 99.3%		40,084,422
Other Assets (Liabilities) – 0.7%		301,391
NET ASSETS – 100%		$40,385,813
____________________

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2017.
ADR — American Depositary Receipt
GDR — Global Depository Receipt

The Fund invested, as a percentage of net assets at value, in the following industries, as of April 30, 2017:

Percentage of
Industry	Net Assets at Value (%)
Banks	38.0
Real Estate Management &
Development	6.5
Construction Materials	6.1
Food Products	4.4
Wireless Telecommunication Services	4.1
Air Freight & Logistics	3.8
Health Care Providers & Services	3.5
Private Placements	3.4
Chemicals	3.1
Metals & Mining	2.9
Transportation Infrastructure	2.7
Independent Power & Renewable
Electricity Producers	2.4
Industrial Conglomerates	2.0
Pharmaceuticals	2.0
Oil, Gas & Consumable Fuels	2.0
Food & Staples Retailing	1.8
Hotels, Restaurants & Leisure	1.8
Investment Companies	1.7
Capital Markets	1.7
Multi-Utilities	1.6
Electric Utilities	1.3
Energy Equipment & Services	0.9
Diversified Telecommunication
Services	0.7
Diversified Financial Services	0.6
Beverages	0.3
Total	99.3

32 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited)

Foreign Bonds – 14.5%

	Principal
	Amount †	Value ($)
Brazil – 3.5%
Letra Tesouro Nacional,
Series LTN, 10.34%, 7/1/17 (a)	2,200,000	681,153
Indonesia – 0.3%
Indonesia Government,
Series FR56, 8.38%, 9/15/26	700,000,000	57,095
Mexico – 10.7%
Mexican Bonos Desarrollo,
Series M, 6.50%, 6/10/21 (b)	20,500,000	1,067,743
Mexican Bonos Desarrollo,
Series M, 5.75%, 3/5/26 (b)	19,600,000	945,891
Mexican Bonos Desarrollo,
Series M30, 10.00%,
11/20/36 (b)	711,800	47,039
		2,060,673
TOTAL FOREIGN BONDS
(COST $2,735,992)		2,798,921

Yankee Dollars – 69.5%

	Principal
	Amount ($)
Argentina – 7.4%
Republic of Argentina,
5.63%, 1/26/22	390,000	406,185
Republic of Argentina, Registered,
6.25%, 4/22/19	967,000	1,025,987
		1,432,172
Brazil – 13.9%
Banco Nac de Desen Econo,
Registered, 6.37%, 6/16/18	200,000	208,250
Caixa Economica Federal,
Registered, 4.50%, 10/3/18	700,000	712,950
Centrais Eletricas Brasileiras SA,
Registered, 6.88%, 7/30/19	580,000	614,800
Federal Republic of Brazil,
7.13%, 1/20/37	42,000	48,720
Marfrig Holding Europe BV, Registered,
6.88%, 6/24/19, Callable 6/24/17 @
103.44 (c)	300,000	311,535
Petrobras Global Finance,
8.75%, 5/23/26	211,000	246,026
Petrobras Global Finance BV,
4.38%, 5/20/23	123,000	117,791
Petrobras International Finance Co.,
7.88%, 3/15/19	229,000	248,579
Vale Overseas Ltd.,
6.88%, 11/21/36	92,000	99,704
Vale Overseas Ltd.,
6.88%, 11/10/39	79,000	85,024
Vale SA, 5.63%, 9/11/42	27,000	25,718
		2,719,097
Colombia – 2.3%
Republic of Colombia,
4.00%, 2/26/24,
Callable 11/26/23 @ 100 (c)	425,000	439,238
Croatia – 0.6%
Republic of Croatia,
Registered, 6.75%, 11/5/19	100,000	108,910
Dominican Republic – 0.6%
Republic of Dominican,
6.88%, 1/29/26 (d)	100,000	111,516
Hungary – 6.3%
Hungary, 4.13%, 2/19/18	1,200,000	1,222,435
Indonesia – 5.8%
Republic of Indonesia,
5.88%, 3/13/20	560,000	611,335
Republic of Indonesia, Registered,
4.88%, 5/5/21	475,000	510,575
		1,121,910
Mexico – 10.7%
Petroleos Mexicanos,
3.50%, 7/18/18	700,000	710,990
Petroleos Mexicanos,
3.13%, 1/23/19	163,000	164,630
United Mexican States,
Series G, 3.50%, 1/21/21	470,000	488,800
United Mexican States,
3.63%, 3/15/22	44,000	45,386
United Mexican States,
4.00%, 10/2/23	638,000	662,691
		2,072,497
Russian Federation – 5.9%
Gazprom OAO Via Gaz Capital SA,
Registered, 8.15%, 4/11/18	370,000	390,813
Gazprom OAO, Registered,
9.25%, 4/23/19	100,000	112,166
Russian Federation, Registered,
11.00%, 7/24/18	577,000	643,011
		1,145,990
South Africa – 9.2%
Republic of South Africa,
6.88%, 5/27/19	1,337,000	1,447,356
Republic of South Africa,
5.50%, 3/9/20	310,000	329,036
		1,776,392
Turkey – 6.8%
Republic of Turkey, 7.00%, 3/11/19	316,000	338,120
Republic of Turkey, 7.50%, 11/7/19	486,000	535,232
Republic of Turkey, 5.63%, 3/30/21	415,000	439,792
		1,313,144
TOTAL YANKEE DOLLARS
(COST $13,308,339)		13,463,301

See notes to financial statements.	HSBC FAMILY OF FUNDS 33

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Investment Companies – 3.5%

	Shares	Value ($)
Northern Institutional Government
Assets Portfolio, Institutional Shares,
0.50% (e)	680,204	680,204
TOTAL INVESTMENT COMPANIES
(COST $680,204)		680,204
TOTAL INVESTMENT SECURITIES
(COST $16,724,535) – 87.5%		16,942,426
Other Assets
(Liabilities) – 12.5%		2,420,213
NET ASSETS – 100%		$19,362,639
____________________

†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Represents a zero coupon bond. Rate shown reflects the effective yield as of April 30, 2017.
(b)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2017. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(c)	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
(d)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(e)	The rate represents the annualized one-day yield that was in effect on April 30, 2017.

The Fund invested, as a percentage of net assets at value, in the following industries, as of April 30, 2017:

Percentage of Net Assets
Industry	at Value (%)
Sovereign Bonds	63.0
Oil, Gas & Consumable Fuels	10.3
Banks	3.7
Investment Companies	3.5
Electric Utilities	3.2
Food Products	1.6
Diversified Financial Services	1.1
Metals & Mining	1.1
Total	87.5

34 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Futures Contracts Sold

					Unrealized
		Expiration	Number of	Notional	Appreciation/
Description	Type	Date	Contracts	Value	(Depreciation)
10-Year US Treasury July Future	Short	7/18/17	9	$1,131,469	$1,888
2-Year US Treasury July Future	Short	7/24/17	2	433,219	28
				$1,564,688	$1,916

Interest Rate Swap Agreements

At April 30, 2017, the Fund’s open interest rate swap agreements were as follows:

								Unrealized
		Fixed			Notional	Notional		Appreciation/
Pay/Receive		Rate	Expiration		Amount	Amount	Value	(Depreciation)
Floating Rate	Floating Rate Index	(%)	Date	Counterparty	(Local)	($)	($)	($)
	1-Month MXN-			Standard
Pay	TIIEBanxico	6.30	12/29/25	Chartered Bank	38,000,000 MXN	2,019,129	147,404	147,404
	1-Month MXN-			Barclays
Pay	TIIEBanxico	6.15	4/14/26	Bank PLC	23,000,000 MXN	1,222,104	(103,865)	(103,865)
							43,539	43,539

Foreign Currency Options

Over-the-counter foreign currency options written as of April 30, 2017 were as follows:

								Unrealized
					Notional			Appreciation/
			Exercise	Expiration	Amount	Premium	Value	(Depreciation)
Description	Counterparty	Put/Call	Price	Date	$	$	$	$
Czech Republic Koruna
Call Currency Option	UBS AG	Call	$27.40	6/27/17	4,000	(2,040)	(1,400)	640
Total						(2,040)	(1,400)	640

BRL — Brazilian Real
MXN — Mexican Peso

See notes to financial statements.	HSBC FAMILY OF FUNDS 35

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Credit Default Swap Agreements - Buy Protection(a)

At April 30, 2017, the Fund’s open credit default swap agreements were as follows:

							Upfront
			Implied Credit				Premiums	Unrealized
			Spread at	Notional	Fixed		Paid/	Appreciation/
		Expiration	April 30, 2017	Amount	Rate	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	(%)(b)	($)(c)	(%)	($)	($)	($)
CDX Emerging Markets
Index, Series 26	Credit Suisse	12/20/21	1.81	1,210,000	1.00	40,657	61,710	(21,053)
Emirate of Abu Dhabi	Barclays Bank PLC	6/20/18	0.07	2,200,000	1.00	(26,002)	(36,011)	10,009
Federative Republic
of Brazil	Barclays Bank PLC	6/20/21	1.70	242,000	1.00	6,410	23,727	(17,317)
Federative Republic
of Brazil	Barclays Bank PLC	6/20/21	1.70	220,000	1.00	5,827	20,749	(14,922)
Federative Republic
of Brazil	Barclays Bank PLC	6/20/21	1.70	2,723,000	1.00	72,123	305,535	(233,412)
Republic of Chile	Barclays Bank PLC	12/20/21	0.66	405,000	1.00	(6,606)	(4,639)	(1,967)
Republic of Columbia	Goldman Sachs	12/20/21	1.12	210,000	1.00	868	5,051	(4,183)
Republic of Columbia	Credit Suisse	12/20/21	1.12	290,000	1.00	1,199	5,033	(3,834)
Republic of Columbia	Barclays Bank PLC	12/20/21	1.12	285,000	1.00	1,178	7,109	(5,931)
Republic of Columbia	Barclays Bank PLC	12/20/21	1.12	132,000	1.00	546	3,204	(2,658)
Republic of Columbia	Barclays Bank PLC	12/20/21	1.12	525,000	1.00	2,170	15,401	(13,231)
Republic of Korea	JP Morgan Chase	9/20/17	0.23	100,000	1.00	(427)	1,211	(1,638)
Republic of Korea	Barclays Bank PLC	12/20/18	0.27	2,000,000	1.00	(26,764)	(35,466)	8,702
State of Qatar	Barclays Bank PLC	9/20/17	0.06	3,000,000	1.00	(14,857)	35,644	(50,501)
						56,322	408,258	(351,936)

Credit Default Swap Agreements - Sell Protection(a)

At April 30, 2017, the Fund’s open credit default swap agreements were as follows:

							Upfront
			Implied Credit				Premiums	Unrealized
			Spread at	Notional	Fixed		Paid/	Appreciation/
		Expiration	April 30, 2017	Amount	Rate	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	(%)(b)	($)(c)	(%)	($)	($)	($)
Federative Republic
of Brazil	Credit Suisse	6/20/18	0.49	4,500,000	1.00	29,842	(96,534)	126,376
People's Republic
of China	Credit Suisse	6/20/18	0.15	1,000,000	1.00	10,991	6,272	4,719
Republic of Peru	JP Morgan Chase	6/20/17	0.20	100,000	1.00	240	(3,224)	3,464
Republic of Turkey	Barclays Bank PLC	6/20/19	0.84	2,000,000	1.00	10,192	(137,955)	148,147
						51,265	(231,441)	282,706
(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount of future payments that the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement. Alternatively, the notional amount represents the maximum potential amount of payment the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

36 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

At April 30, 2017, the Fund’s open forward foreign currency exchange contracts were as follows:

			Contract			Net Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Morgan Stanley	7/5/17	5,600,000	1,542,275	1,737,698	(195,423)
Brazilian Real	Standard Chartered Bank	7/5/17	400,000	110,269	124,122	(13,853)
Brazilian Real	UBS AG	8/2/17	1,313,005	400,230	404,822	(4,592)
Chilean Peso	Standard Chartered Bank	6/5/17	463,942,285	711,786	693,990	17,796
Chilean Peso	UBS AG	6/5/17	851,436,950	1,300,000	1,273,626	26,374
Chilean Peso	JP Morgan Chase	10/12/17	766,810,538	1,144,835	1,140,857	3,978
Colombian Peso	Bank of America	5/24/17	812,820,000	276,000	275,272	728
Colombian Peso	Goldman Sachs	5/24/17	1,002,594,700	335,000	339,542	(4,542)
Colombian Peso	Goldman Sachs	5/24/17	6,192,282,363	2,127,567	2,097,098	30,469
Colombian Peso	Morgan Stanley	5/24/17	5,497,537,150	1,874,000	1,861,812	12,188
Colombian Peso	Morgan Stanley	5/24/17	2,697,805,000	904,000	913,647	(9,647)
Colombian Peso	Standard Chartered Bank	5/24/17	620,736,000	212,000	210,220	1,780
Colombian Peso	JP Morgan Chase	8/24/17	642,664,000	216,203	215,041	1,162
Colombian Peso	Standard Chartered Bank	8/24/17	867,390,000	290,000	290,237	(237)
Hungarian Forint	Goldman Sachs	9/27/17	193,752,650	679,000	678,176	824
Hungarian Forint	Standard Chartered Bank	9/27/17	248,489,000	853,533	869,765	(16,232)
Indian Rupee	Morgan Stanley	5/18/17	57,250,317	881,862	887,620	(5,758)
Indian Rupee	UBS AG	5/18/17	30,266,252	460,000	469,254	(9,254)
Indonesian Rupiah	Bank of America	6/7/17	12,061,615,750	902,140	901,111	1,029
Indonesian Rupiah	Standard Chartered Bank	6/7/17	8,194,800,000	600,000	612,225	(12,225)
Indonesian Rupiah	Standard Chartered Bank	6/7/17	3,471,515,000	260,000	259,353	647
Indonesian Rupiah	UBS AG	6/7/17	43,818,880,300	3,141,001	3,273,666	(132,665)
Korean Won	Goldman Sachs	5/10/17	1,300,555,618	1,093,421	1,143,346	(49,925)
Korean Won	Morgan Stanley	5/10/17	635,398,500	550,000	558,592	(8,592)
Korean Won	Standard Chartered Bank	5/10/17	853,627,696	718,260	750,442	(32,182)
Korean Won	Bank of America	8/10/17	1,681,642,132	1,483,846	1,480,696	3,150
Korean Won	UBS AG	8/10/17	197,681,838	175,000	174,060	940
Malaysian Ringgit	Bank of America	5/17/17	292,643	66,449	67,387	(938)
Mexican Peso	Bank of America	6/7/17	3,535,478	187,000	186,609	391
Mexican Peso	Bank of America	6/7/17	3,604,856	187,877	190,271	(2,394)
Mexican Peso	Goldman Sachs	6/7/17	1,319,000	63,443	69,619	(6,176)
Mexican Peso	Morgan Stanley	6/7/17	12,190,395	632,000	643,432	(11,432)
Mexican Peso	Morgan Stanley	6/7/17	18,438,599	974,000	973,225	775
Mexican Peso	Standard Chartered Bank	6/7/17	12,627,242	634,000	666,490	(32,490)
Mexican Peso	UBS AG	6/7/17	23,271,133	1,168,408	1,228,295	(59,887)
Russian Ruble	Standard Chartered Bank	7/13/17	11,062,940	190,000	191,669	(1,669)
Russian Ruble	Standard Chartered Bank	7/13/17	7,428,889	130,000	128,708	1,292
Taiwanese Dollar	Morgan Stanley	5/12/17	25,474,498	846,000	845,015	985
Taiwanese Dollar	UBS AG	8/10/17	25,474,498	837,701	848,545	(10,844)
Turkish Lira	Bank of America	5/22/17	247,035	67,000	69,144	(2,144)
Turkish Lira	Barclays Bank PLC	5/22/17	536,236	146,000	150,089	(4,089)
Turkish Lira	JP Morgan Chase	5/22/17	1,403,850	382,000	392,929	(10,929)
Turkish Lira	Morgan Stanley	5/22/17	1,018,806	275,000	285,158	(10,158)
Turkish Lira	Standard Chartered Bank	5/22/17	2,836,046	771,000	793,793	(22,793)
Turkish Lira	UBS AG	5/22/17	4,827,156	1,295,426	1,351,092	(55,666)
				32,095,532	32,717,760	(622,228)

See notes to financial statements.	HSBC FAMILY OF FUNDS 37

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

						Net
			Contract			Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	($)	($)
Brazilian Real	Credit Suisse	7/5/17	3,931,519	1,219,492	1,219,963	471
Brazilian Real	Morgan Stanley	8/2/17	2,279,757	701,000	702,889	1,889
Brazilian Real	UBS AG	8/2/17	767,470	240,000	236,624	(3,376)
Chilean Peso	Barclays Bank PLC	6/5/17	48,976,500	75,000	73,262	(1,738)
Chilean Peso	JP Morgan Chase	6/5/17	766,810,538	1,151,367	1,147,037	(4,330)
Chilean Peso	UBS AG	6/5/17	499,592,197	772,000	747,317	(24,683)
Chilean Peso	UBS AG	10/12/17	120,267,000	180,000	178,933	(1,067)
Colombian Peso	Bank of America	5/24/17	1,445,938,000	494,000	489,686	(4,314)
Colombian Peso	Credit Suisse	5/24/17	3,490,706,500	1,201,000	1,182,173	(18,827)
Colombian Peso	JP Morgan Chase	5/24/17	642,664,000	218,742	217,647	(1,095)
Colombian Peso	JP Morgan Chase	5/24/17	9,102,457,713	3,034,228	3,082,667	48,439
Colombian Peso	Morgan Stanley	5/24/17	2,142,009,000	737,000	725,419	(11,581)
Colombian Peso	Goldman Sachs	8/24/17	6,192,282,363	2,104,501	2,071,993	(32,508)
Hungarian Forint	Bank of America	9/27/17	28,528,360	100,000	99,855	(145)
Hungarian Forint	Standard Chartered Bank	9/27/17	257,353,315	879,903	900,792	20,889
Indian Rupee	JP Morgan Chase	5/18/17	5,971,900	89,000	92,589	3,589
Indian Rupee	Morgan Stanley	5/18/17	21,438,076	319,000	332,380	13,380
Indian Rupee	Standard Chartered Bank	5/18/17	18,148,725	270,000	281,381	11,381
Indian Rupee	UBS AG	5/18/17	41,957,868	637,000	650,523	13,523
Indonesian Rupiah	Bank of America	6/7/17	5,806,893,300	435,000	433,827	(1,173)
Indonesian Rupiah	Credit Suisse	6/7/17	2,563,100,000	190,000	191,487	1,487
Indonesian Rupiah	Morgan Stanley	6/7/17	15,334,895,250	1,137,000	1,145,655	8,655
Indonesian Rupiah	Standard Chartered Bank	6/7/17	2,664,300,000	200,000	199,047	(953)
Indonesian Rupiah	UBS AG	6/7/17	39,172,077,500	2,815,097	2,926,507	111,410
Indonesian Rupiah	Bank of America	10/17/17	12,061,615,750	888,190	887,880	(310)
Korean Won	Bank of America	5/10/17	1,681,642,132	1,482,015	1,478,367	(3,648)
Korean Won	Goldman Sachs	5/10/17	58,575,741	50,000	51,495	1,495
Korean Won	Morgan Stanley	5/10/17	515,587,940	439,000	453,264	14,264
Korean Won	Standard Chartered Bank	5/10/17	533,776,000	457,000	469,254	12,254
Korean Won	Morgan Stanley	8/10/17	356,847,500	313,000	314,206	1,206
Korean Won	UBS AG	8/10/17	373,016,216	330,000	328,443	(1,557)
Malaysian Ringgit	Goldman Sachs	5/17/17	292,643	65,659	67,387	1,728
Malaysian Ringgit	Bank of America	10/27/17	292,643	66,052	67,005	953
Mexican Peso	Bank of America	6/7/17	19,686,149	1,050,000	1,039,073	(10,927)
Mexican Peso	Morgan Stanley	6/7/17	10,755,621	541,000	567,702	26,702
Mexican Peso	UBS AG	6/7/17	18,000,000	937,827	950,074	12,247
Russian Ruble	Standard Chartered Bank	7/13/17	71,770,608	1,260,000	1,243,451	(16,549)
Russian Ruble	UBS AG	7/13/17	4,614,725	77,618	79,952	2,334
Taiwanese Dollar	UBS AG	5/12/17	25,474,498	835,503	845,015	9,512
Turkish Lira	Bank of America	5/22/17	3,141,857	864,945	879,387	14,442
Turkish Lira	Barclays Bank PLC	5/22/17	30,000	7,904	8,397	493
Turkish Lira	JP Morgan Chase	5/22/17	607,000	159,410	169,896	10,486
Turkish Lira	Morgan Stanley	5/22/17	3,769,900	997,000	1,055,173	58,173
Turkish Lira	Standard Chartered Bank	5/22/17	3,650,000	986,690	1,021,613	34,923
Turkish Lira	UBS AG	5/22/17	4,072,646	1,070,125	1,139,910	69,785
				32,079,268	32,446,597	367,329

38 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC ASIA EX-JAPAN SMALLER COMPANIES EQUITY FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited)

Common Stocks – 87.9%

	Shares	Value ($)
China – 13.8%
Aluminum Corp. of China Ltd. (a)	154,000	75,831
Best Pacific International Holdings
Ltd., Class H	140,000	122,935
China Machinery Engineering Corp.,
Class H	198,000	147,645
China Modern Dairy Holdings Ltd. (a)	566,000	122,251
Daphne International Holdings Ltd. (a)	356,000	35,243
Lonking Holdings Ltd.	598,000	166,835
Maanshan Iron & Steel Co. Ltd. (a)	112,000	37,870
Pou Sheng International Holdings Ltd.	790,000	168,602
Ten Pao Group Holdings Ltd.	612,000	148,710
Texhong Textile Group Ltd.	145,500	176,401
Times Property Holdings Ltd.	225,964	157,458
Wisdom Education International
Holdings Co. Ltd. (a)	364,000	111,379
Xingda International Holdings Ltd.	407,000	163,258
Zhongsheng Group Holdings Ltd.	64,000	90,346
		1,724,764
Hong Kong – 24.7%
Brilliance China Automotive
Holdings Ltd.	98,000	164,297
China Resources Cement
Holdings Ltd.	212,000	116,111
China State Construction
International Holdings Ltd.	96,000	174,274
Dah Sing Financial Holdings Ltd.	16,000	121,366
Dream International Ltd. (b)	706,000	262,319
Emperor Watch & Jewellery Ltd. (a)	2,570,000	113,993
EVA Precision Industrial
Holdings Ltd.	326,000	54,067
Far East Consortium
International Ltd.	403,000	192,223
Guangzhou R&F Properties Co. Ltd.,
Class H	48,400	81,516
Haitong International Securities
Group Ltd.	133,000	72,159
Kingboard Chemical Holdings Ltd.	35,500	128,023
Kingmaker Footwear
Holdings Ltd. (b)	892,000	253,446
Lee & Man Chemical Co. Ltd.	136,000	66,443
Lifestyle China Group Ltd. (a)	394,000	128,158
Lifestyle International Holdings Ltd.	47,500	67,786
Melco International
Development Ltd.	49,000	100,796
MMG Ltd. (a)	400,485	136,960
Nexteer Automotive Group Ltd.	66,000	102,843
Pacific Textiles Holdings Ltd.	70,000	77,667
Tcc International Holdings Ltd.	288,000	131,816
Television Broadcasts Ltd.	29,400	113,017
Tsui Wah Holdings Ltd.	648,000	101,639
Valuetronics Holdings Ltd.	325,200	189,747
Xinyi Glass Holdings Ltd.	178,000	157,904
		3,108,570
India – 2.3%
Ahluwalia Contracts India Ltd. (a)	6,947	37,983
Allcargo Logistics Ltd. (a)	21,146	62,262
Gujarat Alkalies & Chemicals Ltd.	7,150	51,981
Indian Bank	6,200	30,757
NIIT Ltd. (a)	40,865	51,014
Orient Paper & Industries Ltd.	27,674	36,892
Sobha Ltd.	2,152	12,397
		283,286
Indonesia – 4.0%
Aneka Gas Industri PT (a)	1,337,300	105,864
Bank Tabungan Negara Tbk PT	478,700	82,615
Bumi Serpong Damai PT	1,298,000	174,339
PT Adhi Karya Persero Tbk	386,400	65,526
PT Tunas Baru Lampung Tbk	815,800	77,742
		506,086
Korea, Republic Of – 16.1%
Bgf Retail Co. Ltd.	1,696	163,220
Binggrae Co. Ltd.	1,000	60,292
BNK Financial Group, Inc.	14,724	123,714
Doosan Bobcat, Inc.	2,500	86,021
Hankook Tire Co. Ltd.	2,040	105,604
Hugel, Inc. (a)	398	163,006
KIWOOM Securities Co. Ltd.	1,768	122,912
Kolon Industries, Inc.	3,302	198,502
Korea Petrochemical Industry Co. Ltd.	682	141,759
Nutribiotech Co. Ltd. (a)	3,050	60,314
Osstem Implant Co. Ltd. (a)	2,883	133,787
PS Tec Co. Ltd.	11,871	51,697
SK Innovation Co. Ltd.	406	61,018
SK Materials Co. Ltd.	987	153,021
TES Co. Ltd.	5,847	133,867
Vieworks Co. Ltd.	2,572	148,967
Youngone Corp.	3,880	115,602
		2,023,303
Malaysia – 1.6%
Kerjaya Prospek Group Berhad	159,100	111,103
Scientex Berhad	45,300	86,549
		197,652
Philippines – 3.4%
Cosco Capital, Inc.	521,900	85,259
First Philippine Holdings Corp.	81,610	118,453
GT Capital Holdings, Inc.	4,465	112,631
Melco Crown Philippines
Resorts Corp. (a)	718,000	105,795
		422,138
Singapore – 3.2%
Cache Logistics Trust	218,600	135,373
Ezion Holdings Ltd. (a)	720,200	154,682
Wing Tai Holdings Ltd.	80,200	108,518
		398,573

See notes to financial statements.	HSBC FAMILY OF FUNDS 39

HSBC ASIA EX-JAPAN SMALLER COMPANIES EQUITY FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value ($)
Taiwan, Province Of China – 16.2%
Accton Technology Corp.	45,000	102,198
Airtac International Group	5,000	57,191
China General Plastics Corp.	97,000	85,706
Cleanaway Co. Ltd.	31,000	176,779
Eclat Textile Co. Ltd.	12,000	131,490
Epistar Corp. (a)	117,000	116,372
Gourmet Master Co. Ltd.	11,000	110,503
King Yuan Electronics Co. Ltd.	151,000	136,422
Macronix International Co. Ltd. (a)	189,000	84,280
Mega Financial Holdings Co. Ltd.	174,000	139,895
Mitac Holdings Corp.	95,463	100,806
Nien Made Enterprise Co. Ltd.	3,000	30,386
PharmaEngine, Inc.	20,998	129,836
Primax Electronics Ltd.	104,000	173,436
Sinbon Electronics Co. Ltd.	59,989	148,173
Topco Scientific Co. Ltd.	65,153	213,201
WT Microelectronics Co. Ltd.	59,000	84,699
		2,021,373
Thailand – 2.6%
Malee Group PCL	46,700	142,476
Sino Thai Engineering &
Construction PCL	124,600	87,559
TPI Polene Power PCL (a)	469,700	89,648
		319,683
TOTAL COMMON STOCKS
(COST $9,792,420)		11,005,428

Exchange-Traded Funds – 10.0%

iShares MSCI India Small-Cap ETF	13,838	618,835
VanEck Vectors India Small-Cap
Index ETF	10,915	627,831
TOTAL EXCHANGE-TRADED FUNDS
(COST $877,455)		1,246,666

Investment Companies – 0.2%

Northern Institutional Government
Assets Portfolio, Institutional
Shares, 0.50% (c)	21,259	21,259
TOTAL INVESTMENT COMPANIES
(COST $21,259)		21,259
TOTAL INVESTMENT SECURITIES
(COST $10,691,134) – 98.1%		12,273,353
Other Assets (Liabilities) – 1.9%		240,811
NET ASSETS – 100%		$12,514,164
____________________

(a)	Represents non-income producing security.
(b)	Illiquid security, representing 4.0% of net assets of the fund.
(c)	The rate represents the annualized one-day yield that was in effect on April 30, 2017.
ETF — Exchange-Traded Fund

The Fund invested, as a percentage of net assets at value, in the following industries, as of April 30, 2017:

Percentage of Net Assets
Industry	at Value (%)
Exchange-Traded Fund	10.0
Textiles, Apparel & Luxury Goods	7.3
Chemicals	7.1
Real Estate Management
& Development	5.8
Semiconductors & Semiconductor
Equipment	5.5
Construction & Engineering	5.0
Electronic Equipment, Instruments
& Components	4.4
Auto Components	4.2
Banks	4.0
Hotels, Restaurants & Leisure	3.3
Food Products	3.2
Specialty Retail	3.0
Machinery	2.9
Biotechnology	2.3
Health Care Equipment & Supplies	2.3
Technology Hardware, Storage
& Peripherals	2.2
Leisure Products	2.1
Metals & Mining	2.0
Food & Staples Retailing	2.0
Construction Materials	2.0
Electrical Equipment	1.9
Multiline Retail	1.6
Capital Markets	1.6
Commercial Services & Supplies	1.4
Automobiles	1.3
Energy Equipment & Services	1.2
Equity Real Estate Investment Trusts	1.1
Electric Utilities	0.9
Diversified Financial Services	0.9
Media	0.9
Diversified Consumer Services	0.9
Communications Equipment	0.8
Independent Power & Renewable
Electricity Producers	0.7
Air Freight & Logistics	0.5
Oil, Gas & Consumable Fuels	0.5
Personal Products	0.5
IT Services	0.4
Household Durables	0.2
Investment Companies	0.2
Total	98.1

40	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited)

Foreign Bonds – 14.4%

	Principal
	Amount †	Value ($)
Denmark – 0.6%
DONG Energy A/S, 6.25%, 12/31/13,
Callable 6/26/23 @ 100 (a),(b)	EUR 50,000	63,831
TDC A/S, 3.50%, 2/26/15, Callable
2/26/21 @ 100 (a),(b)	EUR 100,000	109,377
		173,208
France – 4.5%
Accor SA, 4.12%, Callable
6/30/20 @ 100 (a),(b),(c)	100,000	113,309
Arkema SA, 4.75%, Callable
10/29/20 @ 100 (a),(b),(c)	100,000	117,698
AXA SA, Series E, 3.94%, Callable
11/7/24 @ 100 (a),(b),(c)	100,000	116,703
Credit Agricole SA, 6.50%, Callable
6/23/21 @ 100 (a),(b),(c)	100,000	116,544
Credit Agricole SA, 7.87%, Callable
10/26/19 @ 100 (a),(b),(c)	100,000	126,706
Crown European Holdings, Registered,
4.00%, 7/15/22, Callable 4/15/22 @
100 (b)	100,000	121,597
Electricite de France SA,
Series E, 5.38%, Callable
1/29/25 @ 100 (a),(b),(c)	100,000	115,983
Europcar Groupe SA, 5.75%, 6/15/22,
Callable 6/15/18 @ 102.88 (b)	100,000	114,315
GDF SUEZ, 4.75%, Callable
7/10/21 @ 100 (a),(b),(c)	100,000	121,607
Orange SA, 4.25%, Callable
2/7/20 @ 100 (a),(b),(c)	100,000	116,724
Orange SA, 5.00%, Callable
10/1/26 @ 100 (a),(b),(c)	100,000	120,858
		1,302,044
Germany – 2.5%
Allianz SE, 4.75%, Callable
10/24/23 @ 100 (a),(b),(c)	100,000	124,452
Commerzbank AG, Series E,
7.75%, 3/16/21	100,000	133,537
SIG Combibloc Holdings GmbH,
Registered, 7.75%, 2/15/23, Callable
2/15/18 @ 103.88 (b)	100,000	116,778
Talanx AG, Series E, 8.37%, 6/15/42,
Callable 6/15/22 @ 100 (a),(b)	100,000	140,158
Unitymedia GmbH, Registered,
6.25%, 1/15/29, Callable
1/15/21 @ 103.13 (b)	125,000	155,223
Volkswagen AG, 5.12%, Callable
9/4/23 @ 100 (a),(b),(c)	50,000	60,491
		730,639
Ireland – 0.4%
Ardagh Packaging Holdings Ltd.,
4.13%, 5/15/23, Callable
5/15/19 @ 102.06 (b)(d)	100,000	115,244
Luxembourg – 1.9%
CNH Industrial Finance Europe SA,
Series E, 6.25%, 3/9/18	100,000	114,474
FMC Finance VIII SA, Registered,
6.50%, 9/15/18	50,000	59,132
HeidelbergCement Finance
Luxembourg SA, 7.50%, 7/3/20	125,000	164,830
Ineos Group Holdings SA, Registered,
5.38%, 8/1/24, Callable
8/1/19 @ 102.69 (b)	100,000	115,706
Picard Bondco SA, Registered, 7.75%,
2/1/20, Callable
6/2/17 @ 103.88 (b)	100,000	114,091
		568,233
Netherlands – 2.5%
Gas Natural Fenosa Finance BV,
4.12%, Callable
11/18/22 @ 100 (a),(b),(c)	100,000	114,638
Koninklijke KPN NV, 6.12%, Callable
9/14/18 @ 100 (a),(b),(c)	100,000	116,400
LGE Holdco VI BV, Registered,
7.13%, 5/15/24, Callable
5/15/19 @ 103.56 (b)	100,000	123,493
NN Group NV, 4.62%, 4/8/44, Callable
4/8/24 @ 100 (a),(b)	100,000	118,197
Telefonica SA, 7.62%, Callable 9/18/21
@ 100 (a),(b),(c)	100,000	129,145
Vonovia Finance BV, 4.62%, 4/8/74,
Callable 4/8/19 @ 100 (a),(b)	100,000	115,595
		717,468
Sweden – 0.4%
Volvo Treasury AB, 4.20%, 6/10/75,
Callable 6/10/20 @ 100 (a),(b)	EUR 100,000	115,694
United Kingdom – 0.8%
Aviva PLC, Series E, 3.37%, 12/4/45,
Callable 12/4/25 @ 100 (a),(b)	EUR 100,000	111,480
Virgin Media Finance PLC, Registered,
4.50%, 1/15/25, Callable 1/15/20 @
102.25 (b)	EUR 100,000	113,685
		225,165
United States – 0.8%
Newell Brands, Inc.,
3.75%, 10/1/21	EUR 100,000	122,317
Sealed Air Corp., 4.50%, 9/15/23,
Callable 6/15/23 @ 100 (b)	EUR 100,000	121,543
		243,860
TOTAL FOREIGN BONDS
(COST $4,082,217)		4,191,555

See notes to financial statements.	HSBC FAMILY OF FUNDS	41

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Yankee Dollars – 24.0%

	Principal
	Amount ($)	Value ($)
Argentina – 1.2%
IRSA Propiedades Com,
8.75%, 3/23/23, Callable
3/23/20 @ 104.38 (b)	23,000	25,760
Petrobras Argentina SA,
Registered, 7.38%, 7/21/23, Callable
7/21/20 @ 103.69 (b)	28,000	29,938
Provincia de Buenos Aires,
6.50%, 2/15/23 (d)	52,000	53,648
Republic of Argentina,
5.63%, 1/26/22	60,000	62,490
Republic of Argentina,
6.88%, 1/26/27	53,000	55,995
YPF Sociedad Anonima,
Registered, 8.88%, 12/19/18	32,000	34,634
YPF Sociedad Anonima,
Registered, 8.50%, 3/23/21	77,000	87,106
		349,571
Australia – 0.3%
Chichester Metals Pty Ltd.,
9.75%, 3/1/22, Callable
3/1/18 @ 109.75 (b)(d)	80,000	92,050
Bahamas – 0.2%
Silversea Cruise Finance,
7.25%, 2/1/25, Callable
2/1/20 @ 105.44 (b)(d)	65,000	68,900
Brazil – 4.1%
Banco Do Brasil (Cayman), Registered,
6.00%, 1/22/20	100,000	106,749
Centrais Eletricas Brasileiras SA,
Registered, 6.88%, 7/30/19	100,000	106,000
Federal Republic of Brazil,
8.88%, 4/15/24	24,000	30,300
Itau Unibanco Holding SA/KY,
Registered, 5.75%, 1/22/21	100,000	98,779
JBS SA, Registered,
7.75%, 10/28/20, Callable
10/28/17 @ 103.88 (b)	100,000	104,845
Marfrig Overseas Ltd.,
Registered, 9.50%, 5/4/20,
Callable 5/4/17 @ 101.58 (b)	100,000	101,500
Petrobras Brasileiro SA,
5.75%, 1/20/20	110,000	115,775
Petrobras Global Finance,
6.13%, 1/17/22	107,000	112,120
Petrobras Global Finance,
6.25%, 3/17/24	62,000	64,263
Petrobras Global Finance,
8.75%, 5/23/26	37,000	43,142
Petrobras Global Finance BV,
8.38%, 5/23/21	28,000	31,668
Petrobras Global Finance BV,
4.38%, 5/20/23	25,000	23,941
Petrobras International Finance Co.,
5.38%, 1/27/21	133,000	136,637
Vale Overseas Ltd.,
6.25%, 8/10/26	25,000	27,320
Vale Overseas Ltd.,
6.88%, 11/10/39	13,000	13,991
Vale SA, 4.38%, 1/11/22	40,000	41,131
Vale SA, 5.63%, 9/11/42	45,000	42,863
		1,201,024
Canada – 2.3%
Cascades, Inc., 5.75%, 7/15/23,
Callable 7/15/18 @ 104.31 (b)(d)	170,000	172,550
Hudbay Minerals, Inc.,
7.25%, 1/15/23, Callable
7/15/19 @ 103.63 (b)(d)	2,000	2,128
Hudbay Minerals, Inc.,
7.63%, 1/15/25, Callable
1/15/20 @ 105.72 (b)(d)	184,000	197,109
Iamgold Corp., 7.00%, 4/15/25,
Callable 4/15/20 @ 105.25 (b)(d)	60,000	60,150
Lundin Mining Corp., 7.50%, 11/1/20,
Callable 11/1/17 @ 103.75 (b)(d)	100,000	105,999
Lundin Mining Corp., 7.88%, 11/1/22,
Callable 11/1/18 @ 103.94 (b)(d)	10,000	10,988
Mattamy Group Corp.,
6.88%, 12/15/23, Callable
12/15/19 @ 103.44 (b)(d)	64,000	66,400
Nova Chemicals Corp., 5.25%, 8/1/23,
Callable 8/1/18 @ 102.63 (b)(d)	40,000	41,100
Nova Chemicals Corp., 5.00%, 5/1/25,
Callable 1/31/25 @ 100 (b)(d)	42,000	42,998
		699,422
Cayman Islands – 0.4%
Park Aerospace Holdings,
5.50%, 2/15/24 (d)	110,000	116,325
Chile – 0.0%
Codelco, Inc., 5.63%, 9/21/35 (d)	7,000	7,816
China – 0.4%
China Overseas Finance KY II,
5.50%, 11/10/20	100,000	108,511
Colombia – 0.3%
Bancolombia SA, 5.13%, 9/11/22	35,000	36,488
Republic of Colombia,
8.13%, 5/21/24	40,000	50,940
		87,428
El Salvador – 0.1%
Republic of El Salvador, Registered,
7.75%, 1/24/23	35,000	35,263
France – 1.1%
Electricite de France SA,
Registered, 5.25%, Callable
1/29/23 @ 100 (a),(b),(c)	100,000	100,000

42	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
France – continued
Numericable-SFR SA, 7.38%, 5/1/26,
Callable 5/1/21 @ 103.69 (b)(d)	200,000	210,500
		310,500
Germany – 1.4%
Iho Verwaltungs GmBH,
4.50%, 9/15/23, Callable
9/15/19 @ 102.25 (b)(d)	200,000	199,750
Unitymedia Kabelbw GMBH,
6.13%, 1/15/25, Callable
1/15/20 @ 103.06 (b)(d)	200,000	213,522
		413,272
Guatemala – 0.2%
Central American Bottling Corp.,
5.75%, 1/31/27, Callable
1/31/22 @ 102.88 (b)(d)	48,000	50,885
Ireland – 1.1%
Ardagh Packaging Holdings Ltd.,
7.25%, 5/15/24,
Callable 5/15/19 @ 105.44 (b)(d)	200,000	217,750
Park Aerospace Holdings,
5.25%, 8/15/22 (d)	93,000	98,231
		315,981
Italy – 0.8%
ENEL SpA, 8.75%, 9/24/73,
Callable 9/24/23 @ 100 (a),(b),(d)	200,000	234,000
Jersey – 0.7%
Lincoln Finance Ltd., 7.38%, 4/15/21,
Callable 4/15/18 @ 103.69 (b)(d)	200,000	213,250
Lebanon – 0.1%
Lebanon Government International
Bond, 7.05%, 11/2/35	18,000	18,034
Luxembourg – 1.9%
Altice Financing SA, 6.63%, 2/15/23,
Callable 2/15/18 @ 104.97 (b)(d)	200,000	211,750
Altice Luxembourg SA,
7.75%, 5/15/22, Callable
6/5/17 @ 105.81 (b)(d)	200,000	212,500
Camelot Finance SA,
7.88%, 10/15/24, Callable
10/15/19 @ 103.94 (b)(d)	80,000	85,800
Dana Financing Luxembourg Sarl,
5.75%, 4/15/25,
Callable 4/15/20 @ 104.31 (b)(d)	31,000	31,756
		541,806
Mexico – 0.2%
Petroleos Mexicanos,
6.38%, 2/4/21	10,000	10,888
Petroleos Mexicanos,
5.38%, 3/13/22 (d)	23,000	24,178
Petroleos Mexicanos,
6.50%, 3/13/27 (d)	10,000	10,825
Petroleos Mexicanos, Registered,
6.50%, 3/13/27	16,000	17,320
		63,211
Netherlands – 2.4%
Constellium NV, 7.88%, 4/1/21,
Callable 4/1/18 @ 103.94 (b)(d)	250,000	269,724
LUKOIL International Finance BV,
Registered, 6.66%, 6/7/22	100,000	112,500
Majapahit Holding BV, Registered,
7.75%, 1/20/20	200,000	225,400
Petrobras Global Finance,
7.38%, 1/17/27	100,000	107,300
Petrobras Global Finance,
6.75%, 1/27/41	20,000	18,850
		733,774
Peru – 0.2%
Banco de Credito del Peru, Registered,
5.38%, 9/16/20	40,000	43,700
BBVA Banco Continental, Registered,
5.00%, 8/26/22	14,000	15,068
		58,768
Russian Federation – 1.1%
Gazprom OAO Via Gaz Capital SA,
Registered, 4.95%, 7/19/22	200,000	208,308
Vtb Bank OJSC Via VTB Capital SA,
6.55%, 10/13/20	100,000	110,250
		318,558
South Africa – 0.4%
Republic of South Africa,
5.50%, 3/9/20	100,000	106,141
Sri Lanka – 0.4%
Republic of Sri Lanka, Registered,
6.25%, 10/4/20	100,000	105,954
Switzerland – 0.8%
UBS Group AG, 7.00%, Callable
2/19/25 @ 100 (a),(b),(c)	200,000	220,050
Turkey – 0.9%
Republic of Turkey, 7.00%, 6/5/20	133,000	146,340
Republic of Turkey, 7.38%, 2/5/25	62,000	71,927
Republic of Turkey, 6.88%, 3/17/36	32,000	36,264
		254,531
United Kingdom – 0.5%
Noble Holding International, Ltd.,
7.75%, 1/15/24, Callable
10/15/23 @ 100 (b)	149,000	135,963
United States – 0.1%
JBS USA LLC, 5.75%, 6/15/25,
Callable 6/15/20 @ 102.88 (b)	16,000	16,520

See notes to financial statements.	HSBC FAMILY OF FUNDS	43

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Venezuela – 0.4%
Bolivarian Republic of Venezuela,
9.25%, 5/7/28	4,000	1,907
Petroleos de Venezuela SA,
9.00%, 11/17/21	35,000	18,419
Petroleos de Venezuela SA,
Registered, 12.75%, 2/17/22	9,000	5,602
Petroleos de Venezuela SA,
Registered, 6.00%, 5/16/24	70,000	27,673
Petroleos de Venezuela SA,
Registered, 6.00%,
11/15/26, MTN	158,000	60,276
		113,877
TOTAL YANKEE DOLLARS
(COST $6,756,588)		6,991,385

Corporate Bonds – 50.2%

United States – 50.2%
Acadia Healthcare Co., Inc., 6.50%,
3/1/24, Callable 3/1/19 @ 104.88	184,000	195,040
Ahern Rentals, Inc., 7.38%, 5/15/23,
Callable 5/15/18 @ 105.53(d)	83,000	71,380
Alcoa, Inc., 5.90%, 2/1/27	30,000	32,241
Alere, Inc., 6.38%, 7/1/23,
Callable 7/1/18 @ 104.78(d)	133,000	144,804
Ally Financial, Inc., 4.13%, 3/30/20	135,000	138,283
Ally Financial, Inc., 5.75%, 11/20/25,
Callable 10/20/25 @ 100.00	134,000	137,183
Ally Financial, Inc., 7.50%, 9/15/20	87,000	98,201
Ally Financial, Inc., 8.00%, 3/15/20	87,000	98,201
AMC Entertainment Holdings, Inc.,
5.88%, 11/15/26, Callable
11/15/21 @ 102.94(d)	18,000	18,326
AMC Entertainment Holdings, Inc.,
6.13%, 5/15/27, Callable
5/15/22 @ 103.06(d)	33,000	33,701
AMC Entertainment, Inc.,
5.75%, 6/15/25, Callable
6/15/20 @ 102.88	130,000	134,063
American Axle & Manufacturing, Inc.,
6.25%, 4/1/25, Callable
4/1/20 @ 104.69(d)	51,000	50,745
American Axle & Manufacturing, Inc.,
6.50%, 4/1/27, Callable
4/1/22 @ 103.25(d)	51,000	50,618
American Express Co., 5.20%,
Callable 11/15/19 @ 100.00(a),(c)	65,000	67,356
Bank of America Corp., 8.12%,
Callable 5/15/18 @ 100.00(a),(c)	100,000	104,749
BANK OF AMERICA CORP., 6.50%,
Callable 10/23/24 @ 100.00(a),(c)	75,000	83,344
Blue Cube Spinco, Inc.,
9.75%, 10/15/23, Callable
10/15/20 @ 102.44	88,000	106,480
Blue Cube Spinco, Inc.,
10.00%, 10/15/25, Callable
10/15/20 @ 105.00	28,000	34,510
Blue Racer Midstream LLC,
6.13%, 11/15/22, Callable
11/15/17 @ 104.59(d)	213,000	218,058
Blueline Rental Finance Corp/ Blueline
Rental LLC, 9.25%, 3/15/24, Callable
3/15/20 @ 104.63(d)	81,000	84,543
Boise Cascade Co., 5.63%, 9/1/24,
Callable 9/1/19 @ 104.22(d)	45,000	46,238
Boyd Gaming Corp., 6.88%, 5/15/23,
Callable 5/15/18 @ 105.16	115,000	123,769
Cablevision Systems Corp.,
5.88%, 9/15/22	100,000	102,625
Cablevision Systems Corp.,
8.63%, 9/15/17	57,000	58,568
Capital One Financial Corp., 5.55%,
Callable 6/1/20 @ 100.00(a),(c)	120,000	124,800
Carmike Cinemas, Inc.,
6.00%, 6/15/23, Callable
6/15/18 @ 104.50(d)	110,000	117,150
Carrizo Oil & Gas, Inc.,
6.25%, 4/15/23, Callable
4/15/18 @ 104.69	75,000	75,563
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20,
Callable 6/5/17 @ 103.75	80,000	82,400
CCO Holdings LLC, 5.13%, 5/1/23,
Callable 5/1/18 @ 103.84(d)	164,000	171,175
Cemex Finance LLC, Registered,
6.00%, 4/1/24, Callable
4/1/19 @ 103.00	200,000	211,500
Centene Corp., 4.75%, 5/15/22,
Callable 5/15/19 @ 102.38	14,000	14,525
Centene Corp., 4.75%, 1/15/25,
Callable 1/15/20 @ 103.56	26,000	26,423
Centene Corp., 5.63%, 2/15/21,
Callable 2/15/18 @ 102.81	27,000	28,384
Centene Corp., 6.13%, 2/15/24,
Callable 2/15/19 @ 104.59	73,000	78,658
Central Garden & Pet Co.,
6.13%, 11/15/23, Callable
11/15/18 @ 104.59	20,000	21,350
Change Health/Finance, Inc.,
5.75%, 3/1/25, Callable
3/1/20 @ 102.88(d)	23,000	23,604
Chemours Co., 6.63%, 5/15/23,
Callable 5/15/18 @ 104.97	75,000	80,250
Citigroup, Inc., 5.80%, Callable
11/15/19 @ 100.00(a),(c)	85,000	88,825
Citigroup, Inc., 5.87%, Callable
3/27/20 @ 100.00(a),(c)	70,000	72,989
Clear Channel Worldwide,
6.50%, 11/15/22, Callable
11/15/17 @ 103.25	159,000	162,180
Clearwater Paper Corp.,
5.38%, 2/1/25(d)	78,000	76,440
Continental Resources, Inc.,
4.50%, 4/15/23, Callable
1/15/23 @ 100.00	30,000	29,550
Covanta Holding Corp., 5.88%, 7/1/25,
Callable 7/1/20 @ 104.41	29,000	28,928

44	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
DCP Midstream LLC,
8.13%, 8/16/30	120,000	140,400
Diamond 1 Finance/Diamond 2,
5.45%, 6/15/23, Callable
4/15/23 @ 100.00(d)	35,000	37,806
Diamond 1 Finance/Diamond 2,
5.88%, 6/15/21, Callable
6/15/18 @ 102.94(d)	19,000	20,140
Diamond 1 Finance/Diamond 2,
7.13%, 6/15/24, Callable
6/15/19 @ 105.34(d)	25,000	27,633
Diamondback Energy, Inc.,
5.38%, 5/31/25, Callable
5/31/20 @ 104.03(d)	39,000	40,365
DISH DBS Corp., 5.88%, 7/15/22	195,000	206,561
Dynegy, Inc., 8.00%, 1/15/25, Callable
1/15/20 @ 104.00(d)	57,000	52,155
Eagle Holding Co. II LLC,
7.63%, 5/15/22, Callable
5/15/18 @ 102.00(d)	45,000	45,900
Eldorado Resorts, Inc.,
6.00%, 4/1/25, Callable
4/1/20 @ 104.50(d)	21,000	21,709
Eldorado Resorts, Inc., 7.00%, 8/1/23,
Callable 8/1/18 @ 105.25	135,000	145,800
Energy Transfer Equity LP,
7.50%, 10/15/20	100,000	112,688
EP Energy LLC/ Everest Acquisition
Finance, Inc., 9.38%, 5/1/20,
Callable 6/5/17 @ 102.34	55,000	52,113
Ep Energy/ Everest Acquisition
Finance, 8.00%, 2/15/25, Callable
2/15/20 @ 106.00(d)	62,000	55,180
ESH Hospitality, Inc., 5.25%, 5/1/25,
Callable 5/1/20 @ 102.63(d)	38,000	38,475
Fifth Third Bancorp, 4.90%, Callable
9/30/19 @ 100.00(a),(c)	60,000	60,000
First Data Corp., 7.00%, 12/1/23,
Callable 12/1/18 @ 103.50(d)	200,000	214,440
First Quality Finance Co., Inc.,
4.63%, 5/15/21, Callable
6/5/17 @ 102.31(d)	95,000	93,219
Flex Acquisition Co., Inc.,
6.88%, 1/15/25, Callable
1/15/20 @ 103.44(d)	100,000	103,000
Freeport-McMoRan, Inc., 3.55%,
3/1/22, Callable 12/1/21 @ 100.00	98,000	92,120
Freeport-McMoRan, Inc.,
3.88%, 3/15/23, Callable
12/15/22 @ 100.00	44,000	40,810
Freeport-McMoRan, Inc.,
6.88%, 2/15/23, Callable
2/15/20 @ 103.44(d)	18,000	18,945
Freeport-McMoRan, Inc., Registered,
6.50%, 11/15/20, Callable
6/2/17 @ 103.50	17,000	17,468
Frontier Communications,
7.13%, 1/15/23	13,000	11,375
Frontier Communications,
7.63%, 4/15/24	108,000	92,610
Frontier Communications,
8.88%, 9/15/20, Callable
6/15/20 @ 100.00	139,000	146,731
Genesis Energy LP, 5.63%, 6/15/24,
Callable 6/15/19 @ 102.81	40,000	39,300
Genesis Energy LP, 5.75%, 2/15/21,
Callable 6/5/17 @ 102.88	115,000	116,294
Genesis Energy LP, 6.75%, 8/1/22,
Callable 8/1/18 @ 103.38	76,000	78,185
Golden Nugget Escrow, Inc.,
8.50%, 12/1/21, Callable
12/1/17 @ 104.25(d)	155,000	165,463
Goldman Sachs Group, Inc., 5.38%,
Callable 5/10/20 @ 100.00(a),(c)	120,000	124,410
Gulfport Energy Corp.,
6.00%, 10/15/24, Callable
10/15/19 @ 104.50(d)	196,000	193,059
Gulfport Energy Corp.,
6.38%, 5/15/25, Callable
5/15/20 @ 104.78(d)	77,000	76,711
Halcon Resources Corp.,
6.75%, 2/15/25, Callable
2/15/20 @ 105.06(d)	187,000	179,519
Halcon Resources Corp.,
12.00%, 2/15/22, Callable
8/15/18 @ 112.00(d)	30,000	34,913
HCA Holdings, Inc., 6.50%, 2/15/20	70,000	76,829
HCA Holdings, Inc., 8.00%, 10/1/18	65,000	69,956
HD Supply, Inc., 5.25%, 12/15/21,
Callable 12/15/17 @ 103.94(d)	40,000	42,200
HD Supply, Inc., 5.75%, 4/15/24,
Callable 4/15/19 @ 104.31(d)	7,000	7,438
Herc Rentals, Inc., 7.50%, 6/1/22,
Callable 6/1/19 @ 103.75(d)	77,000	83,738
Herc Rentals, Inc., 7.75%, 6/1/24,
Callable 6/1/19 @ 105.81(d)	49,000	53,471
Holly Energy Partners LP,
6.00%, 8/1/24, Callable
8/1/19 @ 104.50(d)	18,000	19,035
Infor, Inc., 5.75%, 8/15/20,
Callable 8/15/17 @ 102.88(d)	5,000	5,219
Infor, Inc., 6.50%, 5/15/22,
Callable 5/15/18 @ 103.25	125,000	130,000
Inventiv Group Holdings, Inc.,
7.50%, 10/1/24, Callable
10/1/19 @ 103.75(d)	113,000	116,673
Jacobs Entertainment, Inc.,
7.88%, 2/1/24, Callable
2/1/20 @ 105.91(d)	25,000	26,125
JBS USA LLC, 8.25%, 2/1/20, Callable
6/5/17 @ 102.06(d)	40,000	40,980
JBS USA LLC/ JBS USA Finance, Inc.,
7.25%, 6/1/21, Callable
6/2/17 @ 102.42	50,000	51,375
JPMorgan Chase & Co., 5.30%,
Callable 5/1/20 @ 100.00(a),(c)	60,000	62,553

See notes to financial statements.	HSBC FAMILY OF FUNDS	45

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
JPMorgan Chase & Co., 6.00%,
Callable 8/1/23 @ 100.00(a),(c)	85,000	89,994
Kaiser Aluminum Corp.,
5.88%, 5/15/24, Callable
5/15/19 @ 104.41	91,000	96,459
Kindred Healthcare, Inc., 6.38%,
4/15/22, Callable 6/5/17 @ 104.78	215,000	207,743
Kindred Healthcare, Inc.,
8.75%, 1/15/23, Callable
1/15/18 @ 106.56	55,000	56,444
Landry's, Inc., 6.75%, 10/15/24,
Callable 10/15/19 @ 103.38(d)	221,000	231,497
Level 3 Financing, Inc., 5.13%, 5/1/23,
Callable 5/1/18 @ 102.56	90,000	92,363
Level 3 Financing, Inc., 5.38%, 5/1/25,
Callable 5/1/20 @ 102.69	39,000	40,658
Level 3 Financing, Inc.,
5.38%, 1/15/24, Callable
1/15/19 @ 102.69	24,000	24,944
LifePoint Health, Inc., 5.38%, 5/1/24,
Callable 5/1/19 @ 104.03(d)	97,000	97,970
Match Group, Inc., 6.38%, 6/1/24,
Callable 6/1/19 @ 104.78	91,000	99,076
MEDNAX, Inc., 5.25%, 12/1/23,
Callable 12/1/18 @ 103.94(d)	30,000	30,675
MGM Growth/MGM Finance, 5.63%,
5/1/24, Callable 2/1/24 @ 100.00	38,000	40,993
MGM Resorts International, 4.63%,
9/1/26, Callable 6/1/26 @ 100.00	90,000	89,775
MGM Resorts International,
7.75%, 3/15/22	40,000	46,600
MGM Resorts International,
11.38%, 3/1/18	85,000	91,800
Molina Healthcare, Inc.,
5.38%, 11/15/22, Callable
8/15/22 @ 100.00	60,000	62,550
Morgan Stanley, 5.45%, Callable
7/15/19 @ 100.00(a),(c)	100,000	102,375
MPH Acquisition Holdings LLC, 7.13%,
6/1/24, Callable
6/1/19 @ 105.34(d)	66,000	70,950
MPT Operating Partnership LP, 5.25%,
8/1/26, Callable
8/1/21 @ 102.63	20,000	20,500
MPT Operating Partnership LP,
6.38%, 2/15/22, Callable
6/5/17 @ 103.19	8,000	8,270
MPT Operating Partnership LP,
6.38%, 3/1/24, Callable
3/1/19 @ 104.78	54,000	58,455
Navient Corp.,
7.25%, 1/25/22, MTN	50,000	53,250
Navient Corp.,
8.00%, 3/25/20, MTN	67,000	73,700
NRG Energy, Inc., 7.25%, 5/15/26,
Callable 5/15/21 @ 103.63	118,000	120,655
Nustar Logistics LP, 5.63%, 4/28/27,
Callable 1/28/27 @ 100.00	50,000	51,518
Outfront Media Capital LLC, 5.25%,
2/15/22, Callable 6/5/17 @ 103.94	130,000	135,038
Owens-Brockway Packaging, Inc.,
6.38%, 8/15/25(d)	27,000	29,363
Parsley Energy LLC/Finance,
5.25%, 8/15/25, Callable
8/15/20 @ 103.94(d)	18,000	18,135
Parsley Energy LLC/Finance,
5.38%, 1/15/25, Callable
1/15/20 @ 104.03(d)	18,000	18,180
PBF Holding Co. LLC,
7.00%, 11/15/23, Callable
11/15/18 @ 105.25	133,000	134,995
PBF Holding Co. LLC, 8.25%, 2/15/20,
Callable 6/5/17 @ 102.06	117,000	119,633
PBF Logistics LP, 6.88%, 5/15/23,
Callable 5/15/18 @ 105.16	130,000	133,250
Penn National Gaming, Inc.,
5.63%, 1/15/27, Callable
1/15/22 @ 102.81(d)	52,000	52,390
Pilgrim's Pride Corp., 5.75%, 3/15/25,
Callable 3/15/20 @ 102.88(d)	65,000	67,600
Plastipak Holdings, Inc.,
6.50%, 10/1/21, Callable
6/5/17 @ 104.88(d)	120,000	123,300
Platform Specialty Products Corp.,
10.38%, 5/1/21, Callable
5/1/18 @ 105.19(d)	35,000	38,981
Reynolds GRP Iss/Reynold,
5.13%, 7/15/23, Callable
7/15/19 @ 102.56(d)	2,000	2,085
Rite Aid Corp., 6.13%, 4/1/23, Callable
4/1/18 @ 104.59(d)	47,000	46,530
Rose Rock Midstream LP,
5.63%, 7/15/22, Callable
7/15/17 @ 104.22	140,000	139,650
Rose Rock Midstream LP,
5.63%, 11/15/23, Callable
5/15/19 @ 102.81	161,000	158,987
RSI Home Products, Inc.,
6.50%, 3/15/23, Callable
3/15/18 @ 104.88(d)	176,000	182,160
Sanchez Energy Corp.,
6.13%, 1/15/23, Callable
7/15/18 @ 103.06	195,000	179,397
Select Medical Holdings Corp., 6.38%,
6/1/21, Callable
6/5/17 @ 103.19	203,000	207,567
Seminole Hard Rock Entertainment,
Inc., 5.88%, 5/15/21, Callable 6/5/17
@ 102.94(d)	187,000	189,804
Shea Homes LP/FNDG CP,
5.88%, 4/1/23, Callable
4/1/18 @ 104.41(d)	56,000	56,560
Sirius XM Radio, Inc.,
6.00%, 7/15/24, Callable
7/15/19 @ 103.00(d)	175,000	187,250
Southern Copper Corp.,
5.88%, 4/23/45	5,000	5,266

46	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
Southern Copper Corp.,
6.75%, 4/16/40	27,000	30,651
Southwestern Energy Co.,
6.70%, 1/23/25, Callable
10/23/24 @ 100.00(a)	127,000	126,365
Sprint Communications, Inc.,
6.00%, 11/15/22	125,000	130,234
Sprint Corp., 7.88%, 9/15/23	380,000	426,550
Surgey Center Holdings, Inc.,
8.88%, 4/15/21, Callable
4/15/18 @ 106.66(d)	95,000	100,938
Tallgrass Energy Partners/Finance,
5.50%, 9/15/24, Callable
9/15/19 @ 104.13(d)	93,000	93,465
Targa Resources Partners,
5.13%, 2/1/25, Callable
2/1/20 @ 103.84(d)	108,000	111,510
Targa Resources Partners,
6.75%, 3/15/24, Callable
9/15/19 @ 103.38	77,000	83,930
Taylor Morrison Communities, Inc.,
5.88%, 4/15/23, Callable
1/15/23 @ 100.00(d)	110,000	117,150
Tenet Healthcare Corp.,
6.00%, 10/1/20	100,000	105,250
Tenet Healthcare Corp.,
8.13%, 4/1/22	245,000	248,674
Tennessee Merger Sub, Inc.,
6.38%, 2/1/25, Callable
2/1/20 @ 103.19(d)	106,000	103,483
T-Mobile US, Inc., 6.00%, 4/15/24,
Callable 4/15/19 @ 104.50	5,000	5,418
T-Mobile US, Inc., 6.50%, 1/15/24,
Callable 1/15/19 @ 103.25	150,000	162,375
Tribune Media Co., 5.88%, 7/15/22,
Callable 7/15/18 @ 102.94	110,000	115,557
Tronox Ltd., 7.50%, 3/15/22, Callable
3/15/18 @ 103.75(d)	120,000	125,400
Valeant Pharmaceuticals International,
6.38%, 10/15/20, Callable
6/5/17 @ 103.19(d)	59,000	50,666
Virgin Media Communications Ltd.,
6.38%, 4/15/23, Callable
4/15/18 @ 103.19(d)	200,000	209,749
WellCare Health Plans, Inc., 5.25%,
4/1/25, Callable 4/1/20 @ 103.94	98,000	101,920
Wells Fargo & Co., 7.98%,
Callable 3/15/18 @ 100.00(a),(c)	75,000	78,469
Windstream Services LLC, 7.75%,
10/1/21, Callable 6/5/17 @ 103.88	146,000	146,730
WPX Energy, Inc., 6.00%, 1/15/22,
Callable 10/15/21 @ 100.00	43,000	43,645
WPX Energy, Inc., 7.50%, 8/1/20,
Callable 7/1/20 @ 100.00	100,000	106,000
Zayo Group LLC/ Zayo Capital LLC,
5.75%, 1/15/27, Callable
1/15/22 @ 102.88(d)	23,000	24,409
Zayo Group LLC/Zayo Capital LLC,
6.00%, 4/1/23, Callable
4/1/18 @ 104.50	125,000	132,813
		14,595,495
TOTAL CORPORATE BONDS
(COST $14,187,063)		14,595,495

Exchange Traded Fund – 1.4%

	Shares
iShares JPMorgan USD Emerging
Markets Bond Fund	3,502	403,430
TOTAL EXCHANGE TRADED FUND
(COST $398,210)		403,430

Investment Companies – 8.4%

Northern Institutional Government
Assets Portfolio, Institutional Shares,
0.50%(e)	2,373,429	2,373,429
Northern Institutional Government
Select Portfolio, Institutional Shares,
0.56%(e)	83,363	83,363
TOTAL INVESTMENT COMPANIES
(COST $2,456,792)		2,456,792
TOTAL INVESTMENT SECURITIES
(COST $27,880,870) – 98.4%		28,638,657
Other Assets
(Liabilities) - 1.6%		456,799
NET ASSETS - 100%		$29,095,456
____________________

†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2017. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
(c)	Securities are perpetual and, thus, do not have a predetermined maturity date.
(d)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(e)	The rate represents the annualized one-day yield that was in effect on April 30, 2017.
MTN — Medium Term Note LLC — Limited Liability Company EUR — Euro

See notes to financial statements.	HSBC FAMILY OF FUNDS	47

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

The Fund invested, as a percentage of net assets at value, in the following industries, as of April 30, 2017:

Percentage of Net Assets
Industry	at Value (%)
Oil, Gas & Consumable Fuels	15.0
Media	8.1
Investment Companies	8.4
Health Care Providers & Services	6.7
Diversified Telecommunication
Services	6.3
Hotels, Restaurants & Leisure	5.0
Banks	4.9
Metals & Mining	4.0
Containers & Packaging	3.5
Electric Utilities	2.9
Insurance	2.8
Consumer Finance	2.7
Sovereign Bonds	2.6
Wireless Telecommunication Services	2.5
Chemicals	2.4
Trading Companies & Distributors	1.9
Household Durables	1.9
Capital Markets	1.5
Exchange Traded Fund	1.4
Food Products	1.3
Construction Materials	1.3
Auto Components	1.1
Real Estate Management &
Development	0.9
Machinery	0.8
IT Services	0.7
Automobiles	0.6
Independent Power & Renewable
Electricity Producers	0.6
Food & Staples Retailing	0.6
Health Care Equipment & Supplies	0.5
Energy Equipment & Services	0.5
Software	0.5
Diversified Financial Services	0.5
Multi-Utilities	0.4
Paper & Forest Products	0.4
Life Sciences Tools & Services	0.4
Gas Utilities	0.4
Road & Rail	0.4
Internet Software & Services	0.3
Personal Products	0.3
Equity Real Estate Investment Trusts	0.3
Technology Hardware, Storage &
Peripherals	0.3
Beverages	0.2
Pharmaceuticals	0.2
Aerospace & Defense	0.1
Commercial Services & Supplies	0.1
Health Care Technology	0.1
Household Products	0.1
Total	98.4

48	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Credit Default Swap Agreements - Sell Protection(a)

At April 30, 2017, the Fund’s open credit default swap agreements were as follows:

			Implied				Upfront
			Credit				Premiums	Unrealized
			Spread at	Notional	Fixed		Paid/	Appreciation/
		Expiration	April 30, 2017	Amount	Rate	Value	(Received)	(Depreciation)
Underlying Instrument	Counterparty	Date	(%)(b)	($)(c)	(%)	($)	($)	($)
CDX Emerging Markets Index,
Series 25	Bank of America	6/20/21	1.85	100,000	1.00	(3,113)	(6,050)	2,937
CDX Emerging Markets Index,
Series 25	Bank of America	6/20/21	1.85	168,000	1.00	(5,229)	(12,297)	7,068
CDX Emerging Markets Index,
Series 25	Bank of America	6/20/21	1.85	65,000	1.00	(2,023)	(5,070)	3,047
						(10,365)	(23,417)	13,052

Centrally Cleared Credit Default Swap Agreements - Sell Protection(a)

At April 30, 2017, the Fund’s open centrally cleared credit default swap agreements were as follows:

		Implied				Upfront
		Credit				Premiums	Unrealized
		Spread at	Notional	Fixed		Paid/	Appreciation/
	Expiration	April 30, 2017	Amount	Rate	Value	(Received)	(Depreciation)
Underlying Instrument	Date	(%)(b)	($)(c)	(%)	($)	($)	($)
CDX N.A. High Yield Index,
Series 25	12/20/20	2.61	784,080	5.00	62,626	(9,409)	72,035
CDX N.A. High Yield Index,
Series 28	6/20/22	3.29	200,000	5.00	15,206	14,817	389
					77,832	5,408	72,424

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront or daily payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount of future payments that the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement. Alternatively, the notional amount represents the maximum potential amount of payment the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

See notes to financial statements.	HSBC FAMILY OF FUNDS	49

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

At April 30, 2017, the Fund’s open forward foreign currency exchange contracts were as follows:

			Contract			Net Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
European Euro	UBS AG	5/2/17	4,077,000	4,362,072	4,440,645	(78,573)
European Euro	UBS AG	6/2/17	3,927,000	4,290,601	4,284,602	5,999
Turkish Lira	Bank of America	5/22/17	110,247	30,000	30,857	(857)
				8,682,673	8,756,104	(73,431)

			Contract			Net Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Long Contracts	Counterparty	Date	Currency)	($)	($)	($)
European Euro	Bank of America	6/2/17	100,000	109,306	109,106	(200)
European Euro	Morgan Stanley	6/2/17	30,000	32,783	32,732	(51)
Turkish Lira	UBS AG	5/22/17	110,557	28,851	30,944	2,093
				170,940	172,782	1,842

50	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited)

Foreign Bonds – 21.8%

	Principal
	Amount †	Value ($)
Belgium – 0.4%
AG Insurance SA-NV, 3.50%, 6/30/47,
Callable 6/30/27 @ 100 (a),(b)	100,000	110,635
France – 6.0%
AXA SA, Series E, 3.94%,
Callable 11/7/24 @ 100 (a),(b),(c)	100,000	116,703
Banque Federative du Credit Mutuel
SA, Series E, 3.00%, 5/21/24	100,000	118,245
BNP Paribas, Series E,
2.87%, 3/20/26, Callable
3/20/21 @ 100 (a),(b)	150,000	172,618
BPCE SA, 2.75%, 7/8/26,
Callable 7/8/21 @ 100 (a),(b)	200,000	228,240
Credit Agricole SA, 6.50%,
Callable 6/23/21 @ 100 (a),(b),(c)	150,000	174,816
Crown European Holdings,
Registered, 4.00%, 7/15/22,
Callable 4/15/22 @ 100 (b)	100,000	121,597
Electricite de France SA, Series E,
5.38%, Callable 1/29/25 @ 100
(a),(b),(c)	100,000	115,983
GDF SUEZ, Series N10, 3.87%,
Callable 6/2/24 @ 100 (a),(b),(c)	100,000	116,665
GDF SUEZ, 4.75%,
Callable 7/10/21 @ 100 (a),(b),(c)	100,000	121,607
Novalis SAS, Registered,
3.00%, 4/30/22, Callable
4/30/18 @ 101.5 (b)	100,000	112,546
Orange SA, 4.25%,
Callable 2/7/20 @ 100 (a),(b),(c)	100,000	116,724
Societe Generale, 2.50%, 9/16/26,
Callable 9/16/21 @ 100 (a),(b)	100,000	113,040
		1,628,784
Germany – 4.0%
Bayer AG, Series E, 3.00%, 7/1/75,
Callable 7/1/20 @ 100 (a),(b)	150,000	169,914
Bertelsmann SE & Co. KGaA,
3.00%, 4/23/75, Callable
4/23/23 @ 100 (a),(b)	100,000	110,939
Commerzbank AG, Series E,
7.75%, 3/16/21	100,000	133,537
Talanx AG, Series E, 8.37%, 6/15/42,
Callable 6/15/22 @ 100 (a) (b)	200,000	280,315
Unitymedia GmbH, Registered,
6.25%, 1/15/29, Callable
1/15/21 @ 103.13 (b)	150,000	186,268
Volkswagen AG, 5.12%, Callable
9/4/23 @ 100 (a),(b),(c)	175,000	211,719
		1,092,692
Guernsey – 0.4%
Credit Suisse Group Funding Ltd.,
Series E, 1.25%, 4/14/22	100,000	110,758
Hong Kong – 0.6%
CK Hutchison Holdings Ltd., 3.75%,
Callable 5/10/18 @ 100 (a),(b),(c)	150,000	167,872
Ireland (Republic of) – 0.4%
Bank of Ireland, Series E,
4.25%, 6/11/24, Callable
6/11/19 @ 100 (a),(b)	100,000	114,700
Italy – 2.2%
Enel SpA, 5.00%, 1/15/75, Callable
1/15/20 @ 100 (a),(b)	100,000	117,633
Eni SpA, Series E, 0.75%, 5/17/22	150,000	165,381
EXOR SpA, 2.50%, 10/8/24	100,000	115,565
Intesa Sanpaolo SPA, Series E,
6.63%, 9/13/23	150,000	196,420
		594,999
Luxembourg – 1.4%
CNH Industrial Finance Europe SA,
Series E, 6.25%, 3/9/18	150,000	171,711
HeidelbergCement AG,
8.50%, 10/31/19	150,000	197,466
		369,177
Netherlands – 3.7%
Aegon NV, Series E, 4.00%, 4/25/44,
Callable 4/25/24 @ 100 (a),(b)	100,000	113,825
Alliander NV, 3.25%,
Callable 11/27/18 @ 100 (a),(b),(c)	100,000	113,547
BMW Finance NV, Series E,
1.00%, 2/15/22	150,000	169,020
Fresenius SE & Co. KGaA, Registered,
3.00%, 2/1/21	100,000	118,764
Rabobank Nederland, Registered,
6.88%, 3/19/20	200,000	256,945
Telefonica SA, 7.62%, Callable
9/18/21 @ 100 (a),(b),(c)	100,000	129,146
Wolters Kluwer NV, 2.50%, 5/13/24,
Callable 2/13/24 @ 100 (b)	100,000	120,818
		1,022,065
Spain – 1.0%
Mapfre SA, 5.92%, 7/24/37,
Callable 7/24/17 @ 100 (a),(b)	150,000	165,503
Santander Issuances, Series E,
2.50%, 3/18/25	100,000	110,612
		276,115
United Kingdom – 0.4%
FCE Bank PLC, Series E,
1.11%, 5/13/20	EUR 100,000	111,403
United States – 1.3%
Discovery Communications, Inc.,
1.90%, 3/19/27, Callable
12/19/26 @ 100 (b)	EUR 100,000	106,124
The Goldman Sachs Group, Inc.,
4.75%, 10/12/21	EUR 100,000	127,946
ZF North America Capital, Inc.,
2.25%, 4/26/19	EUR 100,000	113,276
		347,346
TOTAL FOREIGN BONDS
(COST $5,809,857)		5,946,546

See notes to financial statements.	HSBC FAMILY OF FUNDS	51

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Yankee Dollars – 33.2%

	Principal
	Amount ($)	Value ($)
Argentina – 1.7%
Provincia de Buenos Aires,
6.50%, 2/15/23 (d)	34,000	35,078
Provincia de Buenos Aires,
Registered, 6.50%, 2/15/23	34,000	35,078
Republic of Argentina,
5.63%, 1/26/22	250,000	260,374
Republic of Argentina,
6.88%, 1/26/27	105,000	110,933
YPF Sociedad Anonima,
Registered, 8.50%, 3/23/21	22,000	24,888
		466,351
Australia – 1.2%
Chichester Metals Pty Ltd.,
9.75%, 3/1/22, Callable
3/1/18 @ 109.75 (b)(d)	37,000	42,573
Commonwealth Bank of Australia,
4.50%, 12/9/25 (d)	200,000	210,612
Macquarie Bank Ltd.,
2.34%, 1/15/19 (a)(d)	60,000	60,652
		313,837
Bahamas – 0.1%
Silversea Cruise Finance,
7.25%, 2/1/25, Callable
2/1/20 @ 105.44 (b)(d)	18,000	19,080
Bermuda – 0.6%
Aircastle Ltd., 5.50%, 2/15/22	100,000	108,290
IHS Markit Ltd., 5.00%, 11/1/22,
Callable 8/1/22 @ 100 (b)(d)	35,000	37,406
IHS Markit Ltd., 4.75%, 2/15/25,
Callable 11/15/24 @ 100 (b)(d)	7,000	7,324
		153,020
Brazil – 2.8%
Banco Do Brasil (Cayman),
Registered, 6.00%, 1/22/20	100,000	106,750
Centrais Eletricas Brasileiras SA,
Registered, 6.88%, 7/30/19	100,000	106,000
Federal Republic of Brazil,
5.63%, 1/7/41	100,000	99,330
JBS SA, Registered, 7.75%, 10/28/20,
Callable 10/28/17 @ 103.88 (b)	75,000	78,634
Petrobras Brasileiro SA,
5.75%, 1/20/20	195,000	205,237
Petrobras Global Finance,
6.13%, 1/17/22	70,000	73,350
Vale Overseas Ltd.,
6.25%, 8/10/26	34,000	37,155
Vale Overseas Ltd.,
6.88%, 11/21/36	27,000	29,261
Vale SA, 5.63%, 9/11/42	31,000	29,528
		765,245
Canada – 1.9%
Cascades, Inc., 5.50%, 7/15/22,
Callable 7/15/17 @ 104.13 (b)(d)	15,000	15,113
Cascades, Inc., 5.75%, 7/15/23,
Callable 7/15/18 @ 104.31 (b)(d)	37,000	37,554
Ccl Industries, Inc., 3.25%, 10/1/26,
Callable 7/1/26 @ 100 (b)(d)	30,000	28,880
Enbridge, Inc., 4.25%, 12/1/26,
Callable 9/1/26 @ 100 (b)	20,000	20,855
Enbridge, Inc., 6.00%, 1/15/77,
Callable 1/15/27 @ 100 (a),(b)	65,000	66,300
First Quantum Minerals Ltd.,
7.00%, 2/15/21, Callable
2/15/18 @ 103.5 (b)(d)	25,000	25,875
Glencore Finance Canada Ltd.,
6.00%, 11/15/41 (d)	100,000	109,349
Hudbay Minerals, Inc., 7.25%, 1/15/23,
Callable 7/15/19 @ 103.63 (b)(d)	1,000	1,064
Hudbay Minerals, Inc., 7.63%, 1/15/25,
Callable 1/15/20 @ 105.72 (b)(d)	53,000	56,776
Lundin Mining Corp., 7.50%, 11/1/20,
Callable 11/1/17 @ 103.75 (b)(d)	25,000	26,500
Lundin Mining Corp., 7.88%, 11/1/22,
Callable 11/1/18 @ 103.94 (b)(d)	4,000	4,395
Mattamy Group Corp.,
6.88%, 12/15/23, Callable
12/15/19 @ 103.44 (b)(d)	18,000	18,675
Nova Chemicals Corp., 5.25%, 8/1/23,
Callable 8/1/18 @ 102.63 (b)(d)	22,000	22,605
Nova Chemicals Corp., 5.00%, 5/1/25,
Callable 1/31/25 @ 100 (b)(d)	25,000	25,594
Transcanada Trust, 5.30%, 3/15/77,
Callable 3/15/27 @ 100 (a),(b)	15,000	15,094
Valeant Pharmaceuticals International,
Inc., 5.88%, 5/15/23, Callable
5/15/18 @ 102.94 (b)(d)	75,000	55,406
		530,035
Chile – 0.1%
Codelco, Inc., 5.63%, 9/21/35 (d)	15,000	16,748
China – 3.0%
China Overseas Finance KY II, 5.50%,
11/10/20	200,000	217,020
China Overseas Land & Investment
Ltd., 4.25%, 5/8/19	200,000	206,606
CNOOC Finance (2013) Ltd., 3.00%,
5/9/23	200,000	196,163
Sinopec Group Overseas Development
(2012) Ltd., Registered,
3.90%, 5/17/22	200,000	208,375
		828,164
Colombia – 0.8%
Republic of Colombia,
4.38%, 7/12/21	200,000	212,400

52	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Cote D’Ivoire – 0.3%
Ivory Coast Government International
Bond, 5.75%, 12/31/32, Callable
6/30/17 @ 100 (b)	98,000	93,982
Croatia – 0.4%
Republic of Croatia, Registered,
6.75%, 11/5/19	100,000	108,910
Dominican Republic – 0.8%
Dominican Republic, Registered,
7.50%, 5/6/21	200,000	222,000
El Salvador – 0.0%
Republic of El Salvador, Registered,
7.65%, 6/15/35	10,000	9,100
France – 0.4%
Electricite de France SA,
5.25%, Callable
1/29/23 @ 100 (a),(b),(c)(d)	100,000	100,000
Guatemala – 0.1%
Central American Bottling Corp.,
5.75%, 1/31/27, Callable
1/31/22 @ 102.88 (b)(d)	19,000	20,142
Hong Kong – 0.7%
ICBCIL Finance Co. Ltd.,
2.60%, 11/13/18 (d)	200,000	200,506
Hungary – 0.5%
Republic of Hungary,
6.25%, 1/29/20	20,000	21,928
Republic of Hungary,
6.38%, 3/29/21	100,000	113,000
		134,928
India – 1.5%
Export-Import BK India, Series E,
2.75%, 8/12/20	200,000	199,969
State Bank India, Registered,
3.62%, 4/17/19	200,000	204,026
		403,995
Indonesia – 1.9%
Republic of Indonesia,
5.88%, 3/13/20	100,000	109,167
Republic of Indonesia, Registered,
3.38%, 4/15/23	400,000	400,602
		509,769
Ireland – 0.7%
Aercap Ireland Capital Ltd.,
3.95%, 2/1/22, Callable
1/1/22 @ 100 (b)	150,000	155,339
Park Aerospace Holdings,
5.25%, 8/15/22 (d)	4,000	4,225
Shire Acq Inv Ireland DA,
3.20%, 9/23/26, Callable
6/23/26 @ 100 (b)	45,000	43,568
		203,132
Japan – 0.1%
Sumitomo Mitsui Financial Group, Inc.,
2.93%, 3/9/21	31,000	31,436
Lebanon – 0.2%
Lebanon Government International
Bond, 5.45%, 11/28/19	11,000	11,201
Lebanon Government International
Bond, 7.05%, 11/2/35	33,000	33,063
		44,264
Luxembourg – 0.4%
Actavis Funding SCS, 4.75%, 3/15/45,
Callable 9/15/44 @ 100 (b)	100,000	101,641
Dana Financing Luxembourg Sarl,
5.75%, 4/15/25, Callable
4/15/20 @ 104.31 (b)(d)	8,000	8,195
		109,836
Malaysia – 0.5%
Petronas Capital, Ltd.,
Registered, 7.88%, 5/22/22	100,000	123,164
Mexico – 3.4%
BBVA Bancomer SA
Institucion de Banca,
Registered, 6.50%, 3/10/21	150,000	163,875
Cemex SAB de CV, 6.13%, 5/5/25,
Callable 5/5/20 @ 103.06 (b)	200,000	214,742
Petroleos Mexicanos,
6.38%, 2/4/21	80,000	87,100
Petroleos Mexicanos,
4.88%, 1/24/22	150,000	155,025
Petroleos Mexicanos,
5.38%, 3/13/22 (d)	20,000	21,025
Petroleos Mexicanos,
6.50%, 3/13/27 (d)	17,000	18,403
United Mexican States,
4.00%, 10/2/23	246,000	255,519
United Mexican States, Series M,
4.75%, 3/8/44	30,000	29,670
		945,359
Netherlands – 1.4%
LUKOIL International Finance BV,
Registered, 6.66%, 6/7/22	100,000	112,500
LyondellBasell Industries NV,
4.63%, 2/26/55, Callable
8/26/54 @ 100 (b)	100,000	93,608
Mylan NV, 3.00%, 12/15/18	35,000	35,488
Petrobras Global Finance,
6.75%, 1/27/41	38,000	35,815
Sensata Technologies BV,
5.63%, 11/1/24 (d)	25,000	26,500
Teva Pharmaceuticals NE,
2.20%, 7/21/21	20,000	19,440
Teva Pharmaceuticals NE,
2.80%, 7/21/23	10,000	9,631

See notes to financial statements.	HSBC FAMILY OF FUNDS	53

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Netherlands – continued
Teva Pharmaceuticals NE,
3.15%, 10/1/26	49,000	45,622
		378,604
Panama – 0.1%
Republic of Panama,
6.70%, 1/26/36	30,000	38,775
Peru – 0.6%
Banco de Credito del Peru,
Registered, 5.38%, 9/16/20	30,000	32,775
Republic of Peru, 7.35%, 7/21/25	100,000	130,400
		163,175
Philippines – 0.1%
Republic of Philippines,
9.50%, 2/2/30	22,000	34,937
Poland – 0.3%
Republic of Poland, 5.13%, 4/21/21	70,000	76,892
Romania – 0.2%
Romania Government Bond,
Registered, 6.75%, 2/7/22	40,000	46,392
Russian Federation – 0.4%
Gazprom OAO, Registered,
7.29%, 8/16/37	100,000	118,712
Saudi Arabia – 0.7%
Saudi International Bond,
2.38%, 10/26/21 (d)	200,000	196,508
South Africa – 0.4%
Republic of South Africa,
4.67%, 1/17/24	100,000	101,064
Turkey – 1.7%
Akbank TAS, Registered,
3.88%, 10/24/17	150,000	150,750
Republic of Turkey, 7.00%, 3/11/19	100,000	107,000
Republic of Turkey, 6.88%, 3/17/36	193,000	218,717
		476,467
United Kingdom – 2.3%
Barclays, 4.38%, 1/12/26	200,000	205,344
Lloyds Banking Group PLC,
4.65%, 3/24/26	200,000	207,673
Santander UK Group Holdings PLC,
4.75%, 9/15/25 (d)	200,000	201,841
		614,858
United States – 0.2%
JBS USA LLC, 5.75%, 6/15/25,
Callable 6/15/20 @ 102.88 (b)	41,000	42,333
Uruguay – 0.3%
Republica Orient Uruguay,
4.38%, 10/27/27	66,000	69,300
Venezuela – 0.4%
Petroleos de Venezuela SA,
Registered, 12.75%, 2/17/22	30,000	18,672
Petroleos de Venezuela SA, Registered,
6.00%, 11/15/26, MTN	182,000	69,434
Republic of Venezuela,
7.75%, 10/13/19	25,000	15,043
Republic of Venezuela,
11.95%, 8/5/31	30,000	17,325
		120,474
TOTAL YANKEE DOLLARS
(COST $8,810,998)		9,043,894

Corporate Bonds – 38.0%

United States – 38.0%
AbbVie, Inc., 4.45%, 5/14/46,
Callable 11/14/45 @ 100.00	30,000	29,129
Air Lease Corp., 2.13%, 1/15/20	40,000	39,749
Air Lease Corp., 3.00%, 9/15/23,
Callable 7/15/23 @ 100.00	30,000	29,495
Alcoa, Inc., 5.90%, 2/1/27	20,000	21,494
Alexandria Real Estate Equities, Inc.,
3.95%, 1/15/28, Callable
10/15/27 @ 100.00	20,000	20,217
Ally Financial, Inc., 3.25%, 11/5/18	85,000	85,850
Ally Financial, Inc., 4.13%, 3/30/20	175,000	179,256
Ally Financial, Inc., 5.75%, 11/20/25,
Callable 10/20/25 @ 100.00	13,000	13,309
AMC Entertainment Holdings, Inc.,
5.88%, 11/15/26, Callable
11/15/21 @ 102.94 (d)	6,000	6,109
AMC Entertainment, Inc.,
5.75%, 6/15/25, Callable
6/15/20 @ 102.88	25,000	25,781
American Axle & Manufacturing, Inc.,
6.25%, 4/1/25, Callable
4/1/20 @ 104.69 (d)	14,000	13,930
American Axle & Manufacturing, Inc.,
6.50%, 4/1/27, Callable
4/1/22 @ 103.25 (d)	14,000	13,895
American Express Co., 5.20%, Callable
11/15/19 @ 100.00 (a),(c)	48,000	49,740
American Express Credit Corp.,
1.81%, 11/5/18, Callable
10/15/18 @ 100.00 (a)	50,000	50,327
American Tower Corp.,
4.40%, 2/15/26, Callable
11/15/25 @ 100.00	35,000	36,759
Amgen, Inc., 4.40%, 5/1/45,
Callable 11/1/44 @ 100.00	100,000	98,759
AMN Helthcare, Inc., 5.13%, 10/1/24,
Callable 10/1/19 @ 103.84 (d)	40,000	40,400
Anheuser-Busch InBev Finance,
4.70%, 2/1/36, Callable
8/1/35 @ 100.00	35,000	37,542

54	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
Antero Resources Corp.,
5.00%, 3/1/25, Callable
3/1/20 @ 103.75 (d)	65,000	64,025
AT&T, Inc., 4.80%, 6/15/44,
Callable 12/15/43 @ 100.00	25,000	23,645
AT&T, Inc., 5.25%, 3/1/37,
Callable 9/1/36 @ 100.00	35,000	35,892
AT&T, Inc., 5.65%, 2/15/47,
Callable 8/15/46 @ 100.00	75,000	79,220
Bank of America Corp.,
2.15%, 11/9/20, Callable
11/9/19 @ 100.00	95,000	94,252
Bank of America Corp.,
3.82%, 1/20/28, MTN,
Callable 1/20/27 @ 100.00 (a)	75,000	75,506
Bank of America Corp.,
4.18%, 11/25/27, Callable
11/25/26 @ 100.00	85,000	85,605
Bank of America Corp.,
4.24%, 4/24/38, Callable
4/24/37 @ 100.00 (a)	30,000	30,049
Bank of America Corp.,
4.45%, 3/3/26	40,000	41,379
Bank of America Corp., 8.12%,
Callable 5/15/18 @ 100.00 (a),(c)	75,000	78,563
Baxalta, Inc., 2.88%, 6/23/20,
Callable 5/23/20 @ 100.00	100,000	101,614
Biogen, Inc., 5.20%, 9/15/45,
Callable 3/15/45 @ 100.00	40,000	43,389
Blue Cube Spinco, Inc.,
9.75%, 10/15/23, Callable
10/15/20 @ 102.44	12,000	14,520
Blue Cube Spinco, Inc.,
10.00%, 10/15/25, Callable
10/15/20 @ 105.00	25,000	30,813
Blue Racer Midstream LLC,
6.13%, 11/15/22, Callable
11/15/17 @ 104.59 (d)	14,000	14,333
BMW US Capital LLC,
1.53%, 4/6/20 (a)(d)	25,000	25,006
Boise Cascade Co., 5.63%, 9/1/24,
Callable 9/1/19 @ 104.22 (d)	13,000	13,358
Building Materials Corp.,
6.00%, 10/15/25, Callable
10/15/20 @ 103.00 (d)	45,000	48,038
Capital One Financial Co., 3.05%,
3/9/22, Callable 2/9/22 @ 100.00	35,000	35,101
Capital One Financial Corp.,
3.75%, 7/28/26, Callable
6/28/26 @ 100.00	65,000	62,609
Capital One Financial Corp.,
4.20%, 10/29/25, Callable
9/29/25 @ 100.00	35,000	35,244
Capital One Financial Corp., 5.55%,
Callable 6/1/20 @ 100.00 (a),(c)	50,000	52,000
Care Capital Properties, Inc.,
5.13%, 8/15/26, Callable
5/15/26 @ 100.00	45,000	45,174
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20,
Callable 6/5/17 @ 103.75	20,000	20,600
CCO Holdings LLC, 5.75%, 2/15/26,
Callable 2/15/21 @ 102.88 (d)	35,000	37,176
CCO Holdings LLC, 5.88%, 4/1/24,
Callable 4/1/19 @ 104.41 (d)	20,000	21,400
CDW LLC/CDW Finance, 5.00%,
9/1/25, Callable 3/1/20 @ 103.75	12,000	12,300
Celgene Corp., 5.00%, 8/15/45,
Callable 2/15/45 @ 100.00	45,000	48,022
Centene Corp., 4.75%, 1/15/25,
Callable 1/15/20 @ 103.56	7,000	7,114
Centene Corp., 5.63%, 2/15/21,
Callable 2/15/18 @ 102.81	8,000	8,410
Centene Corp., 6.13%, 2/15/24,
Callable 2/15/19 @ 104.59	29,000	31,248
Central Garden & Pet Co.,
6.13%, 11/15/23, Callable
11/15/18 @ 104.59	31,000	33,093
CF Industries, Inc.,
4.50%, 12/1/26 (d)	30,000	30,495
Change Health/Finance, Inc.,
5.75%, 3/1/25, Callable
3/1/20 @ 102.88 (d)	6,000	6,158
Charter Communications Operating
LLC, 6.48%, 10/23/45, Callable
4/23/45 @ 100.00	100,000	117,065
Chemours Co., 6.63%, 5/15/23,
Callable 5/15/18 @ 104.97	25,000	26,750
Cheniere Corp. Christi HD, 5.88%,
3/31/25 (d)	5,000	5,325
Cimarex Energy Co., 3.90%, 5/15/27,
Callable 2/15/27 @ 100.00	25,000	25,279
Citigroup, Inc., 1.92%, 7/30/18(a)	100,000	100,660
Citigroup, Inc., 2.75%, 4/25/22,
Callable 3/25/22 @ 100.00	100,000	99,721
Citigroup, Inc., 4.13%, 7/25/28	50,000	49,969
Citigroup, Inc., 4.60%, 3/9/26	40,000	41,494
Citigroup, Inc., 5.80%, Callable
11/15/19 @ 100.00 (a),(c)	50,000	52,250
Clearwater Paper Corp.,
5.38%, 2/1/25 (d)	59,000	57,820
Columbia Pipeline Group, 4.50%,
6/1/25, Callable 3/1/25 @ 100.00	100,000	105,872
Comcast Corp., 3.40%, 7/15/46,
Callable 1/15/46 @ 100.00	10,000	8,669
Continental Resources, 4.90%, 6/1/44,
Callable 12/1/43 @ 100.00	100,000	86,750
Continental Resources, 5.00%,
9/15/22, Callable 6/5/17 @ 102.50	20,000	20,175
Covanta Holding Corp., 5.88%, 7/1/25,
Callable 7/1/20 @ 104.41	8,000	7,980
CSX Corp., 4.25%, 11/1/66,
Callable 5/1/66 @ 100.00	70,000	65,602
Cyrusone LP/Cyrusone Finance,
5.00%, 3/15/24, Callable
3/15/20 @ 102.50 (d)	20,000	20,550
Cyrusone LP/Cyrusone Finance,
5.38%, 3/15/27, Callable
3/15/22 @ 102.69 (d)	20,000	20,600

See notes to financial statements.	HSBC FAMILY OF FUNDS	55

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
DaVita Healthcare Partners, Inc.,
5.00%, 5/1/25, Callable
5/1/20 @ 102.50	20,000	20,150
DCP Midstream LLC,
8.13%, 8/16/30	55,000	64,350
Devon Energy Corp., 5.00%, 6/15/45,
Callable 12/15/44 @ 100.00	98,000	99,570
Diamond 1 Finance/Diamond 2,
5.45%, 6/15/23, Callable
4/15/23 @ 100.00 (d)	25,000	27,004
Diamond 1 Finance/Diamond 2,
5.88%, 6/15/21, Callable
6/15/18 @ 102.94 (d)	6,000	6,360
Diamond 1 Finance/Diamond
2, 7.13%, 6/15/24, Callable
6/15/19 @ 105.34 (d)	8,000	8,843
Diamondback Energy, Inc.,
4.75%, 11/1/24, Callable
11/1/19 @ 103.56 (d)	12,000	12,030
Diamondback Energy, Inc.,
5.38%, 5/31/25, Callable
5/31/20 @ 104.03 (d)	27,000	27,945
Discover Financial Services, 3.95%,
11/6/24, Callable 8/6/24 @ 100.00	100,000	101,351
DISH DBS Corp., 5.88%, 7/15/22	75,000	79,447
Dominion Resources, Inc.,
2.96%, 7/1/19 (a)	30,000	30,418
Eagle Materials, Inc., 4.50%, 8/1/26,
Callable 8/1/21 @ 102.25	68,000	67,660
eBay, Inc., 2.50%, 3/9/18	40,000	40,296
Energy Transfer Equity LP,
5.88%, 1/15/24, Callable
10/15/23 @ 100.00	25,000	26,938
Energy Transfer Partners LP, 3.60%,
2/1/23, Callable 11/1/22 @ 100.00	100,000	100,802
Energy Transfer Partners LP,
5.30%, 4/15/47, Callable
10/15/46 @ 100.00	25,000	24,670
Enilink Midstream Partners LP,
4.85%, 7/15/26, Callable
4/15/26 @ 100.00	25,000	26,270
Enterprise Products Partners LP,
7.03%, 1/15/68, Callable
1/15/18 @ 100.00 (a)	100,000	103,250
EPR Properties, 4.75%, 12/15/26,
Callable 9/15/26 @ 100.00	90,000	92,014
Equinix, Inc., 5.88%, 1/15/26,
Callable 1/15/21 @ 102.94	50,000	53,875
Equities Midstream Partners LP,
4.13%, 12/1/26, Callable
9/1/26 @ 100.00	25,000	25,214
ESH Hospitality, Inc., 5.25%, 5/1/25,
Callable 5/1/20 @ 102.63 (d)	30,000	30,375
Exelon Generation Co. LLC,
3.40%, 3/15/22, Callable
2/15/22 @ 100.00	35,000	35,708
Fifth Third Bancorp, 4.90%,
Callable 9/30/19 @ 100.00 (a),(c)	50,000	50,000
First Data Corp., 5.00%, 1/15/24,
Callable 1/15/19 @ 102.50 (d)	35,000	35,796
First Horizon National Corp.,
3.50%, 12/15/20, Callable
11/15/20 @ 100.00	50,000	51,296
First Quality Finance Co., Inc.,
4.63%, 5/15/21, Callable
6/5/17 @ 102.31 (d)	33,000	32,381
Ford Motor Co., 4.35%, 12/8/26,
Callable 9/8/26 @ 100.00	70,000	71,710
Ford Motor Credit Co. LLC,
2.24%, 6/15/18	200,000	200,620
Freeport-McMoRan, Inc.,
2.30%, 11/14/17	100,000	99,850
Freeport-McMoRan, Inc., 3.55%,
3/1/22, Callable 12/1/21 @ 100.00	19,000	17,860
Freeport-McMoRan, Inc.,
3.88%, 3/15/23, Callable
12/15/22 @ 100.00	12,000	11,130
Freeport-McMoRan, Inc.,
6.88%, 2/15/23, Callable
2/15/20 @ 103.44 (d)	5,000	5,263
Freeport-McMoRan, Inc.,
Registered, 6.50%, 11/15/20,
Callable 6/2/17 @ 103.50	30,000	30,825
Fresenius Medical Care AG & Co.
KGaA, 5.88%, 1/31/22 (d)	50,000	54,812
Frontier Communications,
7.63%, 4/15/24.	30,000	25,725
Frontier Communications,
8.88%, 9/15/20, Callable
6/15/20 @ 100.00	33,000	34,835
General Motors Co., 6.60%, 4/1/36,
Callable 10/1/35 @ 100.00	35,000	40,342
General Motors Financial Co., Inc.,
3.10%, 1/15/19	40,000	40,605
General Motors Financial Co., Inc.,
4.30%, 7/13/25, Callable
4/13/25 @ 100.00	150,000	152,697
Genesis Energy LP, 5.75%, 2/15/21,
Callable 6/5/17 @ 102.88	25,000	25,281
Genesis Energy LP, 6.75%, 8/1/22,
Callable 8/1/18 @ 103.38	23,000	23,661
GLP Capital LP, 5.38%, 4/15/26	5,000	5,275
Goldman Sachs Group, Inc., 5.38%,
Callable 5/10/20 @ 100.00 (a),(c)	50,000	51,837
Goodyear Tire & Rubber,
5.00%, 5/31/26, Callable
5/31/21 @ 102.50	30,000	30,787
Goodyear Tire & Rubber Co.,
4.88%, 3/15/27, Callable
12/15/26 @ 100.00	45,000	45,000
Greif, Inc., 7.75%, 8/1/19	30,000	33,075
Gulfport Energy Corp., 6.38%, 5/15/25,
Callable 5/15/20 @ 104.78 (d)	36,000	35,865
Halliburton Co., 4.85%, 11/15/35,
Callable 5/15/35 @ 100.00	35,000	37,066
HCA Holdings, Inc., 5.25%, 4/15/25	100,000	107,468

56 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
HCA, Inc., 4.50%, 2/15/27, Callable
8/15/26 @ 100.00	50,000	50,475
HealthSouth Corp., 5.75%, 11/1/24,
Callable 11/1/17 @ 102.88	34,000	34,638
Herc Rentals, Inc., 7.50%, 6/1/22,
Callable 6/1/19 @ 103.75 (d)	45,000	48,939
Herc Rentals, Inc., 7.75%, 6/1/24,
Callable 6/1/19 @ 105.81 (d)	5,000	5,456
Hess Corp., 4.30%, 4/1/27,
Callable 1/1/27 @ 100.00	100,000	99,729
Holly Energy Partners LP,
6.00%, 8/1/24, Callable
8/1/19 @ 104.50 (d)	5,000	5,288
Host Hotels & Resorts LP, 4.50%,
2/1/26, Callable 11/1/25 @ 100.00	50,000	52,208
Hyundai Capital America,
1.95%, 4/3/20 (a)(d)	30,000	30,048
Hyundai Capital America,
2.75%, 9/27/26 (d)	28,000	25,881
Infor, Inc., 5.75%, 8/15/20,
Callable 8/15/17 @ 102.88 (d)	2,000	2,088
JBS USA LLC, 8.25%, 2/1/20,
Callable 6/5/17 @ 102.06 (d)	20,000	20,490
JPMorgan Chase & Co.,
3.54%, 5/1/28, Callable
5/1/27 @ 100.00 (a)	100,000	99,625
Kaiser Aluminum Corp.,
5.88%, 5/15/24, Callable
5/15/19 @ 104.41	35,000	37,100
Kinder Morgan, Inc., 3.05%, 12/1/19,
Callable 11/1/19 @ 100.00	150,000	152,939
Kinder Morgan, Inc., 5.05%, 2/15/46,
Callable 8/15/45 @ 100.00	100,000	99,492
Kindred Healthcare, Inc., 6.38%,
4/15/22, Callable 6/5/17 @ 104.78	50,000	48,313
Kraft Heinz Foods Co.,
1.60%, 6/30/17	150,000	150,026
Kraft Heinz Foods Co., 4.38%, 6/1/46,
Callable 12/1/45 @ 100.00	20,000	19,035
Kroger Co., 3.88%, 10/15/46,
Callable 4/15/46 @ 100.00	20,000	18,113
Lennar Corp., 4.75%, 5/30/25,
Callable 2/28/25 @ 100.00	70,000	71,225
Lennar Corp., 4.88%, 12/15/23,
Callable 9/15/23 @ 100.00	20,000	20,700
Level 3 Financing, Inc., 5.13%, 5/1/23,
Callable 5/1/18 @ 102.56	25,000	25,656
Level 3 Financing, Inc.,
5.38%, 1/15/24, Callable
1/15/19 @ 102.69	11,000	11,433
LifePoint Health, Inc., 5.38%, 5/1/24,
Callable 5/1/19 @ 104.03 (d)	50,000	50,499
Live Nation Entertainment, Inc.,
4.88%, 11/1/24, Callable
11/1/19 @ 103.66 (d)	30,000	30,225
Marathon Oil Corp., 2.70%, 6/1/20,
Callable 5/1/20 @ 100.00	100,000	99,733
Masco Corp., 3.50%, 4/1/21,
Callable 3/1/21 @ 100.00	40,000	41,000
Massachusetts Mutual Life Insurance
Co., 4.90%, 4/1/77 (d)	35,000	35,919
Match Group, Inc., 6.38%, 6/1/24,
Callable 6/1/19 @ 104.78	27,000	29,396
McDonald’s Corp., 4.88%, 12/9/45,
MTN, Callable 6/9/45 @ 100.00	35,000	37,722
MEDNAX, Inc., 5.25%, 12/1/23,
Callable 12/1/18 @ 103.94 (d)	43,000	43,968
MGM Growth/MGM Finance, 4.50%,
9/1/26, Callable 6/1/26 @ 100.00	25,000	24,906
MGM Growth/MGM Finance, 5.63%,
5/1/24, Callable 2/1/24 @ 100.00	12,000	12,945
MGM Resorts International, 4.63%,
9/1/26, Callable 6/1/26 @ 100.00	25,000	24,938
Molina Healthcare, Inc.,
5.38%, 11/15/22, Callable
8/15/22 @ 100.00	42,000	43,785
Morgan Stanley, 1.82%, 2/14/20,
Callable 2/14/19 @ 100.00 (a)	10,000	10,027
Morgan Stanley, 2.45%,
2/1/19, MTN	35,000	35,303
MPLX LP, 4.13%, 3/1/27,
Callable 12/1/26 @ 100.00	10,000	10,129
MPLX LP, 4.88%, 12/1/24,
Callable 9/1/24 @ 100.00	50,000	53,464
MPLX LP, 5.20%, 3/1/47,
Callable 9/1/46 @ 100.00	25,000	25,594
MPT Operating Partnership LP, 5.25%,
8/1/26, Callable 8/1/21 @ 102.63	5,000	5,125
MPT Operating Partnership LP, 6.38%,
3/1/24, Callable 3/1/19 @ 104.78	18,000	19,485
MPT Operating Partnership LP, 6.38%,
2/15/22, Callable 6/5/17 @ 103.19	12,000	12,405
MSCI, Inc., 4.75%, 8/1/26,
Callable 8/1/21 @ 102.38 (d)	3,000	3,083
MSCI, Inc., 5.75%, 8/15/25,
Callable 8/15/20 @ 102.88 (d)	20,000	21,550
National CineMedia LLC, 6.00%,
4/15/22, Callable 6/5/17 @ 103.00	30,000	30,825
Navient Corp., 8.00%,
3/25/20, MTN	75,000	82,500
Newell Brands, Inc., 5.38%, 4/1/36,
Callable 10/1/35 @ 100.00	35,000	39,650
Newell Brands, Inc., 5.50%, 4/1/46,
Callable 10/1/45 @ 100.00	35,000	40,692
NextEra Energy Capital,
2.06%, 9/1/17	100,000	100,251
Northwest Pipeline LLC,
4.00%, 4/1/27, Callable
1/1/27 @ 100.00 (d)	45,000	45,928
NRG Energy, Inc., 7.25%, 5/15/26,
Callable 5/15/21 @ 103.63	14,000	14,315
Nustar Logistics LP, 5.63%, 4/28/27,
Callable 1/28/27 @ 100.00	15,000	15,455
Omega Healthcare Investors, Inc.,
4.38%, 8/1/23, Callable
6/1/23 @ 100.00	25,000	25,541
See notes to financial statements.	HSBC FAMILY OF FUNDS 57

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
Outfront Media Capital LLC, 5.25%,
2/15/22, Callable 6/5/17 @ 103.94	25,000	25,969
Outfront Media Capital LLC,
5.88%, 3/15/25, Callable
9/15/19 @ 102.94	10,000	10,575
Owens Corning, Inc., 4.20%, 12/15/22,
Callable 9/15/22 @ 100.00	100,000	104,818
Owens-Brockway Packaging, Inc.,
5.00%, 1/15/22 (d)	50,000	51,938
Owens-Brockway Packaging, Inc.,
6.38%, 8/15/25 (d)	5,000	5,438
Parsley Energy LLC/Finance,
5.25%, 8/15/25, Callable
8/15/20 @ 103.94 (d)	5,000	5,038
Parsley Energy LLC/Finance,
5.38%, 1/15/25, Callable
1/15/20 @ 104.03 (d)	5,000	5,050
PBF Holding Co. LLC, 7.00%, 11/15/23,
Callable 11/15/18 @ 105.25	25,000	25,375
PBF Holding Co. LLC, 8.25%, 2/15/20,
Callable 6/5/17 @ 102.06	50,000	51,125
Penske Truck Leasing Co. LP,
3.20%, 7/15/20, Callable
6/15/20 @ 100.00 (d)	100,000	102,335
Philip Morris International, Inc.,
1.47%, 2/21/20 (a)	15,000	15,051
Pilgrim’s Pride Corp., 5.75%, 3/15/25,
Callable 3/15/20 @ 102.88 (d)	18,000	18,720
PulteGroup, Inc., 4.25%, 3/1/21,
Callable 2/1/21 @ 100.00	70,000	72,450
PulteGroup, Inc., 5.50%, 3/1/26,
Callable 12/1/25 @ 100.00	16,000	16,880
Quintiles Transnational Corp.,
4.88%, 5/15/23, Callable
5/15/18 @ 103.66 (d)	25,000	25,688
Reynolds American, Inc.,
5.85%, 8/15/45, Callable
2/15/45 @ 100.00	100,000	118,143
Reynolds GRP Iss/Reynold,
5.13%, 7/15/23, Callable
7/15/19 @ 102.56 (d)	77,000	80,272
Rose Rock Midstream LP,
5.63%, 11/15/23, Callable
5/15/19 @ 102.81	50,000	49,375
RSI Home Products, Inc.,
6.50%, 3/15/23, Callable
3/15/18 @ 104.88 (d)	10,000	10,350
Sabine Pass Liquefaction,
5.00%, 3/15/27, Callable
9/15/26 @ 100.00 (d)	10,000	10,554
Sabine Pass Liquefaction, 5.63%,
3/1/25, Callable 12/1/24 @ 100.00	35,000	38,262
Sabine Pass Liquefaction,
5.88%, 6/30/26, Callable
12/31/25 @ 100.00 (d)	5,000	5,575
Sabre Global, Inc., 5.25%, 11/15/23,
Callable 11/15/18 @ 103.94 (d)	32,000	33,120
SBA Communications Corp.,
4.88%, 9/1/24, Callable
9/1/19 @ 103.66 (d)	20,000	20,175
Schlumberger Holdings Corp.,
1.90%, 12/21/17 (d)	20,000	20,076
Silgan Holdings, Inc., 4.75%, 3/15/25,
Callable 3/15/20 @ 102.38 (d)	28,000	28,245
Sirius XM Radio, Inc., 6.00%, 7/15/24,
Callable 7/15/19 @ 103.00 (d)	75,000	80,250
Six Flags Entertainment Corp.,
4.88%, 7/31/24, Callable
7/31/19 @ 103.66 (d)	30,000	30,263
Southern Copper Corp.,
6.75%, 4/16/40	80,000	90,817
Southern Natural Gas Co. LLC, 4.80%,
3/15/47, Callable
9/15/46 @ 100.00 (d)	25,000	25,778
Spectra Energy Partners,
4.50%, 3/15/45, Callable
9/15/44 @ 100.00	15,000	14,486
Sprint Communications, Inc.,
9.00%, 11/15/18 (d)	10,000	10,938
Sprint Corp., 7.88%, 9/15/23	115,000	129,086
Steel Dynamics, Inc., 5.25%, 4/15/23,
Callable 4/15/18 @ 102.63	20,000	20,700
Synchrony Financial, 3.70%, 8/4/26,
Callable 5/4/26 @ 100.00	30,000	28,857
Synchrony Financial, 4.50%, 7/23/25,
Callable 4/24/25 @ 100.00	100,000	103,288
Tallgrass Energy Partners/Finance,
5.50%, 9/15/24, Callable
9/15/19 @ 104.13 (d)	15,000	15,075
Targa Resources Partners,
5.13%, 2/1/25, Callable
2/1/20 @ 103.84 (d)	24,000	24,780
Targa Resources Partners, 5.25%,
5/1/23, Callable 11/1/17 @ 102.63	30,000	30,900
Taylor Morrison Communities, Inc.,
5.88%, 4/15/23, Callable
1/15/23 @ 100.00 (d)	50,000	53,250
Tenet Healthcare Corp.,
4.50%, 4/1/21	25,000	24,969
Tenet Healthcare Corp.,
6.00%, 10/1/20	50,000	52,624
Tenneco, Inc., 5.00%, 7/15/26,
Callable 7/15/21 @ 102.50	3,000	3,023
Tesoro Corp., 4.75%, 12/15/23,
Callable 10/15/23 @ 100.00 (d)	40,000	41,900
The Williams Cos., Inc.,
4.55%, 6/24/24, Callable
3/24/24 @ 100.00	100,000	102,375
Time Warner Cable, Inc.,
4.50%, 9/15/42, Callable
3/15/42 @ 100.00	100,000	91,710
Time Warner, Inc., 2.95%, 7/15/26,
Callable 4/15/26 @ 100.00	35,000	32,836
T-Mobile US, Inc., 6.50%, 1/15/24,
Callable 1/15/19 @ 103.25	100,000	108,250

58 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
Toll Bros Finance Corp.,
4.88%, 11/15/25, Callable
8/15/25 @ 100.00	20,000	20,550
Tribune Media Co., 5.88%, 7/15/22,
Callable 7/15/18 @ 102.94	50,000	52,526
Universal Health Services, Inc.,
4.75%, 8/1/22, Callable
8/1/17 @ 103.56 (d)	30,000	30,845
Universal Health Services, Inc.,
5.00%, 6/1/26, Callable
6/1/21 @ 102.50 (d)	10,000	10,300
US BanCorp, 5.30%, Callable
4/15/27 @ 100.00 (a),(c)	5,000	5,169
Verizon Communications, Inc.,
4.13%, 8/15/46	30,000	26,161
Verizon Communications, Inc.,
4.27%, 1/15/36	150,000	140,193
Walgreens Boots Alliance,
1.75%, 5/30/18	20,000	20,077
WellCare Health Plans, Inc., 5.25%,
4/1/25, Callable 4/1/20 @ 103.94	26,000	27,040
Wells Fargo & Co., 7.98%,
Callable 3/15/18 @ 100.00 (a),(c)	50,000	52,313
Welltower, Inc., 4.25%, 4/1/26,
Callable 1/1/26 @ 100.00	35,000	36,447
Westlake Chemical Corp.,
3.60%, 8/15/26, Callable
5/15/26 @ 100.00	35,000	34,510
Westlake Chemical Corp.,
5.00%, 8/15/46, Callable
2/15/46 @ 100.00	35,000	35,976
Windstream Services LLC, 7.75%,
10/1/21, Callable 6/5/17 @ 103.88	25,000	25,125
WPX Energy, Inc., 8.25%, 8/1/23,
Callable 6/1/23 @ 100.00	50,000	55,750
Zayo Group LLC/ Zayo Capital LLC,
5.75%, 1/15/27, Callable
1/15/22 @ 102.88 (d)	2,000	2,123
		10,382,337
TOTAL CORPORATE BONDS
(COST $10,075,827)		10,382,337

U.S. Treasury Obligations – 1.0%

U.S. Treasury Note – 1.0%
1.50%, 8/15/26	43,000	40,218
1.88%, 3/31/22	65,000	65,175
2.13%, 2/29/24	171,000	171,415
		276,808
TOTAL U.S. TREASURY
OBLIGATIONS (COST $275,429)		276,808

Exchange Traded Fund – 0.6%

	Shares
SPDR Barclays High Yield Bond ETF	4,255	158,031
TOTAL EXCHANGE TRADED FUND
(COST $162,954)		158,031

Investment Companies – 4.2%

Northern Institutional Government
Assets Portfolio, Institutional
Shares, 0.50%(e)	1,110,960	1,110,960
Northern Institutional Government
Select Portfolio, Institutional
Shares, 0.56%(e)	21,273	21,273
TOTAL INVESTMENT COMPANIES
(COST $1,132,233)		1,132,233
TOTAL INVESTMENT SECURITIES
(COST $26,267,298) – 98.8%		26,939,849
Other Assets (Liabilities) – 1.2%		338,538
NET ASSETS – 100%		$27,278,387
____________________

†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2017. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
(c)	Securities are perpetual and, thus, do not have a predetermined maturity date.
(d)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(e)	The rate represents the annualized one-day yield that was in effect on April 30, 2017.
ETF — Exchange-Traded Fund MTN — Medium Term Note SPA — Standby Purchase Agreement SPDR — Standard & Poor’s Depositary Receipt LLC — Limited Liability Company EUR — Euro

See notes to financial statements.	HSBC FAMILY OF FUNDS 59

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

The Fund invested, as a percentage of net assets at value, in the following industries, as of April 30, 2017:

Percentage of Net Assets
Industry	at Value (%)
Banks	15.7
Oil, Gas & Consumable Fuels	13.9
Sovereign Bonds	11.8
Consumer Finance	5.3
Investment Companies	4.2
Media	3.9
Insurance	3.0
Health Care Providers & Services	3.0
Metals & Mining	2.5
Diversified Telecommunication Services	2.5
Electric Utilities	2.1
Automobiles	1.9
Construction Materials	1.8
Equity Real Estate Investment Trusts	1.7
Pharmaceuticals	1.6
Diversified Financial Services	1.6
Real Estate Management & Development	1.6
Containers & Packaging	1.5
Trading Companies & Distributors	1.5
Multi-Utilities	1.4
Household Durables	1.4
Biotechnology	1.3
Capital Markets	1.3
Food Products	1.2
Chemicals	1.1
U.S. Treasury Obligation	1.0
Wireless Telecommunication Services	0.9
Auto Components	0.8
Building Products	0.7
Machinery	0.6
Industrial Conglomerates	0.6
Road & Rail	0.6
Professional Services	0.6
Exchange Traded Fund	0.6
Hotels, Restaurants & Leisure	0.6
Tobacco	0.5
Commercial Services & Supplies	0.4
Internet Software & Services	0.3
Paper & Forest Products	0.3
IT Services	0.3
Beverages	0.2
Energy Equipment & Services	0.2
Technology Hardware, Storage & Peripherals	0.2
Food & Staples Retailing	0.1
Household Products	0.1
Personal Products	0.1
Electrical Equipment	0.1
Life Sciences Tools & Services	0.1
Aerospace & Defense	0.1
Independent Power & Renewable Electricity Producers	0.0
Electronic Equipment, Instruments & Components	0.0
Health Care Technology	0.0
Software	0.0
Total	98.8

60 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Credit Default Swap Agreements - Sell Protection(a)

At April 30, 2017, the Fund’s open credit default swap agreements were as follows:

Underlying Instrument	Counterparty	Expiration Date	Implied Credit Spread at April 30, 2017 (%)(b)	Notional Amount ($)(c)	Fixed Rate (%)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
CDX Emerging Markets Index,
Series 25	Bank of America	6/20/21	1.85	220,000	1.00	(6,847)	(14,080)	7,233
CDX Emerging Markets Index,
Series 25	Bank of America	6/20/21	1.85	220,000	1.00	(6,848)	(13,310)	6,462
CDX Emerging Markets Index,
Series 25	Bank of America	6/20/21	1.85	220,000	1.00	(6,849)	(16,105)	9,256
						(20,544)	(43,495)	22,951

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount of future payments that the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement. Alternatively, the notional amount represents the maximum potential amount of payment the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

At April 30, 2017, the Fund’s open forward foreign currency exchange contracts were as follows:

Short Contracts	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
European Euro	UBS AG	5/2/17	5,525,000	5,911,319	6,017,798	(106,479)
European Euro	UBS AG	6/2/17	5,375,000	5,872,671	5,864,460	8,211
Turkish Lira	Bank of America	5/22/17	231,518	63,000	64,800	(1,800)
				11,846,990	11,947,058	(100,068)

Long Contracts	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
European Euro	UBS AG	5/2/17	50,000	53,494	54,460	966
European Euro	UBS AG	6/2/17	50,000	54,640	54,553	(87)
Turkish Lira	UBS AG	5/22/17	231,478	60,407	64,789	4,382
				168,541	173,802	5,261

See notes to financial statements.	HSBC FAMILY OF FUNDS 61

HSBC GLOBAL EQUITY VOLATILITY FOCUSED FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited)

Common Stocks – 97.8%

	Shares	Value ($)
Australia – 2.7%
Telstra Corp. Ltd.	29,482	93,136
Woodside Petroleum Ltd.	8,453	203,632
		296,768
Canada – 1.4%
Barrick Gold Corp.	3,953	66,620
Power Financial Corp.	3,647	92,691
		159,311
China – 1.5%
Industrial & Commercial Bank of China
Ltd., Class H	251,000	163,932
Denmark – 0.7%
NOVO-Nordisk	1,867	72,658
France – 5.2%
AXA SA	4,640	123,915
BNP Paribas	1,564	110,353
Capital Gemini SA	1,546	154,750
Publicis Groupe	625	45,113
Sodexo	1,127	143,252
		577,383
Germany – 3.2%
Muenchener Rueckversicherungs-
Gesellschaft AG, Registered
Shares	999	191,452
SAP SE	1,678	168,273
		359,725
Hong Kong – 4.1%
BOC Hong Kong (Holdings) Ltd.	39,000	160,451
China Mobile Ltd.	21,000	223,955
Guangdong Investment Ltd.	50,000	77,397
		461,803
Indonesia – 1.4%
PT Bank Mandiri (Persero) Tbk	172,800	151,704
Ireland – 1.0%
Accenture plc, Class A	926	112,324
Japan – 9.8%
KAO Corp.	2,800	154,445
Mitsubishi UFJ Financial
Group, Inc.	14,800	94,170
NTT DoCoMo, Inc.	4,900	118,170
Oracle Corp. Japan	1,500	86,399
OTSUKA Corp.	2,400	128,548
Secom Co. Ltd.	2,000	145,092
Sekisui Chemical	6,000	100,664
Tokyo Electron Ltd.	800	93,056
Trend Micro, Inc.	4,000	175,847
		1,096,391
Netherlands – 0.8%
AKZO Nobel NV	1,074	93,911
Singapore – 1.9%
DBS Group Holdings Ltd.	15,400	213,338
Switzerland – 3.5%
Nestle SA, Registered Shares	1,573	121,201
Roche Holding AG	508	132,923
Swiss Life Holding,
Registered Shares	197	64,122
Wolseley plc	1,168	74,176
		392,422
Thailand – 1.2%
Siam Cement Public Co. Ltd. -
NVDR	8,300	128,652
United Kingdom – 6.2%
BAE Systems plc	30,604	248,494
Compass Group plc	13,220	266,729
GlaxoSmithKline plc	8,774	176,116
		691,339
United States – 53.2%
3M Co.	852	166,847
Altria Group, Inc.	3,096	222,231
AMERCO, Inc.	63	23,441
Apple, Inc.	1,552	222,985
AutoZone, Inc.(a)	306	211,810
Avery Dennison Corp.	1,583	131,721
Cisco Systems, Inc.	6,713	228,712
CVS Health Corp.	1,911	157,543
Dr Pepper Snapple Group, Inc.	2,200	201,630
Everest Re Group Ltd.	894	225,029
Expeditors International of
Washington, Inc.	4,016	225,257
Exxon Mobil Corp.	2,718	221,925
Foot Locker, Inc.	2,153	166,053
HCA Holdings, Inc.(a)	1,342	113,010
Humana, Inc.	515	113,754
Ingredion, Inc.	613	75,888
Intel Corp.	1,521	54,984
Johnson & Johnson	1,859	229,531
JPMorgan Chase & Co.	2,804	243,948
Leggett & Platt, Inc.	3,352	180,446
Masco Corp.	5,289	196,072
Microsoft Corp.	2,497	170,945
Omnicom Group, Inc.	604	49,600
Phillips 66	1,930	153,551
PPG Industries, Inc.	1,078	118,408
Quintiles Transnational
Holdings, Inc.(a)	3,268	275,427
Reynolds American, Inc.	3,461	223,234
Rockwell Collins, Inc.	1,595	166,302
The Goldman Sachs Group, Inc.	797	178,369
The Home Depot, Inc.	1,553	242,422
The TJX Co., Inc.	1,105	86,897
The Travelers Co., Inc.	2,083	253,417

62 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL EQUITY VOLATILITY FOCUSED FUND
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value ($)
United States – continued
The Walt Disney Co.	1,948	225,028
United Technologies Corp.	1,440	171,580
		5,927,997
TOTAL COMMON STOCKS
(COST $10,074,959)		10,899,658

Investment Companies – 1.9%

Northern Institutional Government
Assets Portfolio, Institutional
Shares, 0.50%(b)	217,058	217,058
TOTAL INVESTMENT COMPANIES
(COST $217,058)		217,058
TOTAL INVESTMENT SECURITIES
(COST $10,292,017) – 99.7%		11,116,716
Other Assets (Liabilities) – 0.3%		31,469
NET ASSETS – 100%		$11,148,185
____________________

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on April 30, 2017.
NVDR — Non-Voting Depository Receipt

The Fund invested, as a percentage of net assets at value, in the following industries, as of April 30, 2017:

Percentage of Net Assets
Industry	at Value (%)
Banks	10.2
Insurance	7.4
Specialty Retail	6.3
Pharmaceuticals	5.5
Software	5.4
Aerospace & Defense	5.2
Oil, Gas & Consumable Fuels	5.2
Tobacco	4.0
Hotels, Restaurants & Leisure	3.7
IT Services	3.5
Wireless Telecommunication Services	3.1
Media	2.9
Household Durables	2.5
Life Sciences Tools & Services	2.5
Communications Equipment	2.1
Health Care Providers & Services	2.0
Air Freight & Logistics	2.0
Technology Hardware, Storage & Peripherals	2.0
Investment Companies	1.9
Chemicals	1.9
Beverages	1.8
Food Products	1.8
Building Products	1.8
Capital Markets	1.6
Industrial Conglomerates	1.5
Food & Staples Retailing	1.4
Personal Products	1.4
Semiconductors & Semiconductor Equipment	1.3
Commercial Services & Supplies	1.3
Containers & Packaging	1.2
Construction Materials	1.2
Multi-line Insurance	1.1
Diversified Telecommunication Services	0.8
Water Utilities	0.7
Trading Companies & Distributors	0.7
Metals & Mining	0.6
Trucking	0.2
Total	99.7

See notes to financial statements.	HSBC FAMILY OF FUNDS 63

HSBC EURO HIGH YIELD BOND FUND (USD HEDGED)
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited)

Foreign Bonds – 92.3%
	Principal
	Amount †	Value ($)
Australia – 0.9%
BHP Billiton Ltd., 5.62%, 10/22/79,
Callable 10/22/24 @ 100 (a),(b)	200,000	254,268
Austria – 1.6%
Sappi Ltd., Registered, 4.00%,
4/1/23, Callable 4/1/19 @ 102 (b)	100,000	114,354
Telekom Austria AG, 5.63%,
Callable 2/1/18 @ 100 (a),(b),(c)	300,000	338,864
		453,218
Belgium – 1.2%
KBC Groep NV, 5.63%, Callable
3/19/19 @ 100 (a),(b),(c)	300,000	336,061
Denmark – 3.4%
Danske Bank A/S, 5.75%, Callable
4/6/20 @ 100 (a),(b),(c)	EUR 200,000	230,551
DONG Energy A/S, 6.25%, 12/31/13,
Callable 6/26/23 @ 100 (a),(b)	EUR 300,000	382,987
DONG Energy A/S, Series E,
4.87%, 7/8/99, MTN, Callable
7/8/18 @ 100 (a),(b)	200,000	228,095
TDC A/S, 3.50%, 2/26/15, Callable
2/26/21 @ 100 (a),(b)	EUR 100,000	109,377
		951,010
Finland – 1.0%
Nokia OYJ, Series E, 2.00%, 3/15/24,
Callable 12/15/23 @ 100 (b)	150,000	163,121
Stora Enso OYJ, Series E, 2.13%,
6/16/23, Callable 3/16/23 @ 100 (b)	100,000	110,640
		273,761
France – 28.8%
Accor SA, 4.12%, Callable
6/30/20 @ 100 (a),(b),(c)	300,000	339,927
Arkema SA, 4.75%, Callable
10/29/20 @ 100 (a),(b),(c)	300,000	353,095
AXA SA, Series E, 3.94%, Callable
11/7/24 @ 100 (a),(b),(c)	400,000	466,812
Bisoho SAS, Registered, 5.88%, 5/1/23,
Callable 5/1/19 @ 102.94 (b)	90,000	105,658
BNP Paribas Cardif SA, 4.03%,
Callable 11/25/25 @ 100 (a),(b),(c)	200,000	225,568
BPCE SA, 12.50%, Callable 9/30/19 @
100 (a),(b),(c)	200,000	276,655
BPCE SA, Series E, 6.12%, Callable
10/30/17 @ 100 (a),(b),(c)	100,000	111,772
Credit Agricole Assurances SA,
4.50%, Callable 10/14/25 @ 100
(a),(b),(c)	300,000	340,165
Credit Agricole SA, 6.50%, Callable
6/23/21 @ 100 (a),(b),(c)	200,000	233,088
Credit Agricole SA, 7.87%, Callable
10/26/19 @ 100 (a),(b),(c)	200,000	253,410
Crown European Holdings, Registered,
4.00%, 7/15/22, Callable 4/15/22 @
100 (b)	300,000	364,791
Europcar Groupe SA, 5.75%, 6/15/22,
Callable 6/15/18 @ 102.88 (b)	200,000	228,631
Faurecia, 3.13%, 6/15/22,
Callable 6/15/18 @ 101.56 (b)	600,000	676,058
GDF SUEZ, Series N10, 3.87%,
Callable 6/2/24 @ 100 (a),(b),(c)	300,000	349,993
HomeVi SAS, Registered,
6.88%, 8/15/21, Callable
8/15/17 @ 103.44 (b)	100,000	114,219
Lion Polaris II SAS, Registered,
4.25%, 8/1/19, Callable
5/15/17 @ 100 (a),(b)	93,917	103,227
Mobilux Finance SAS Registered,
5.50%, 11/15/24, Callable
11/15/19 @ 102.75 (b)	100,000	113,002
Novalis SAS, Registered,
3.00%, 4/30/22,
Callable 4/30/18 @ 101.5 (b)	250,000	281,366
Orange SA, 5.25%, Callable
2/7/24 @ 100 (a),(b),(c)	750,000	924,954
Rexel SA, 3.50%, 6/15/23,
Callable 6/15/19 @ 101.75 (b)	250,000	284,416
Scor Se, 3.62%, 5/27/48,
Callable 5/27/28 @ 100 (a),(b)	200,000	230,365
Societe Generale, 9.37%,
Callable 9/4/19 @ 100 (a),(b),(c)	100,000	128,743
Solvay Finance SA, 5.42%, Callable
11/12/23 @ 100 (a),(b),(c)	300,000	366,445
Solvay Finance SA, 4.20%, Callable
5/12/19 @ 100 (a),(b),(c)	200,000	229,253
Suez Environnement Co., 2.50%,
Callable 3/30/22 @ 100 (a),(b),(c)	100,000	110,460
Tereos Finance Groupe I,
4.13%, 6/16/23, Callable
3/16/23 @ 100 (b)	100,000	109,056
Total SA, Series E, 3.37%, Callable
10/6/26 @ 100 (a),(b),(c)	100,000	109,736
Total SA, Series E, 2.62%, Callable
2/26/25 @ 100 (a),(b),(c)	300,000	317,845
Total SA, 3.88%, Callable 5/18/22 @
100 (a),(b),(c)	150,000	175,088
Veolia Environnement SA, 4.45%,
Callable 4/16/18 @ 100 (a),(b),(c)	200,000	225,235
		8,149,033
Germany – 13.1%
Allianz SE, 4.75%, Callable
10/24/23 @ 100 (a),(b),(c)	200,000	248,904
Bayer AG, 3.75%, 7/1/74,
Callable 7/1/24 @ 100 (a),(b)	250,000	288,875
Bertelsmann SE & Co. KGaA,
3.00%, 4/23/75, Callable
4/23/23 @ 100 (a),(b)	100,000	110,939
Commerzbank AG, Series E,
7.75%, 3/16/21	200,000	267,074
Commerzbank AG, Series E,
4.00%, 3/23/26	150,000	174,642
Deutsche Bank AG, Series E,
5.00%, 6/24/20	100,000	120,240

64 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EURO HIGH YIELD BOND FUND (USD HEDGED)
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Foreign Bonds, continued

	Principal
	Amount †	Value ($)
Germany – continued
Heidelbergcement AG, 2.25%, 6/3/24,
Callable 3/3/24 @ 100 (b)	100,000	116,680
Lanxess AG, 4.50%, 12/6/76,
Callable 6/6/23 @ 100 (a),(b)	50,000	59,089
Merck KGaA, 2.62%, 12/12/74,
Callable 6/12/21 @ 100 (a),(b)	200,000	228,008
Muenchener Rueckversicherungs,
5.77%, Callable 6/12/17 @ 100
(a),(b),(c)	250,000	273,796
Talanx AG, Series E, 8.37%, 6/15/42,
Callable 6/15/22 @ 100 (a),(b)	300,000	420,472
Techem Energy Metereing Service
GMBH, Registered, 6.13%, 10/1/19,
Callable 5/15/17 @ 103.06 (b)	100,000	112,597
Thyssenkrupp AG, 1.38%, 3/3/22,
Callable 12/3/21 @ 100 (b)	100,000	107,047
TUI AG, 2.13%, 10/26/21, Callable
7/26/21 @ 100 (b)	100,000	112,832
Unitymedia Hessen GmbH & Co.
Registered, 4.63%, 2/15/26,
Callable 2/15/21 @ 102.31 (b)	500,000	586,988
Volkswagen AG, 2.50%, Callable
3/20/22 @ 100 (a),(b),(c)	300,000	326,284
Wepa Hygieneprodukte GMB,
Registered, 3.75%, 5/15/24,
Callable 5/15/19 @ 101.88 (b)	100,000	113,903
		3,668,370
Ireland – 0.9%
Aquarius & Investment PLC,
Series E, 4.25%, 10/2/43,
Callable 10/2/23 @ 100 (a),(b)	100,000	123,396
Smurfit Kappa Funding PLC,
Registered, 3.25%, 6/1/21,
Callable 3/10/21 @ 100 (b)	100,000	117,704
		241,100
Italy – 0.4%
LKQ Italia Bondco SpA,
Registered, 3.88%, 4/1/24,
Callable 1/1/24 @ 100 (b)	100,000	116,157
Jersey – 0.8%
Adient Global Holdings,
Registered, 3.50%, 8/15/24,
Callable 5/15/24 @ 100 (b)	100,000	111,506
Lincoln Finance Holdings Pte Ltd.,
Registered, 6.88%, 4/15/21,
Callable 4/15/18 @ 103.44 (b)	100,000	117,089
		228,595
Luxembourg – 4.6%
CNH Industrial Finance Europe SA,
Series E, 6.25%, 3/9/18	200,000	228,949
FMC Finance VIII SA, Registered,
6.50%, 9/15/18.	100,000	118,265
Hanesbrands Finance Luxembourg,
Registered, 3.50%, 6/15/24,
Callable 3/15/24 @ 100 (b)	100,000	112,701
Hannover Finance SA, 5.75%, 9/14/40,
Callable 9/14/20 @ 100 (a),(b)	100,000	125,963
HeidelbergCement Finance
Luxembourg SA, 7.50%, 7/3/20	300,000	395,593
Telenet Finance VI Luxembourg SCA,
Registered, 4.88%, 7/15/27,
Callable 7/15/21 @ 102.44 (b)	200,000	237,596
Trinseo Materials Operating Sca /
Trinseo Material, 6.38%, 5/1/22,
Callable 5/1/18 @ 103.19 (b)	100,000	116,522
		1,335,589
Mexico – 1.3%
America Movil Sab de CV,
Series B, 6.37%, 9/6/73,
Callable 9/6/23 @ 100 (a),(b)	EUR 200,000	253,782
Cemex SAB de CV, Registered,
4.38%, 3/5/23, Callable 3/5/19 @
102.19 (b)	EUR 100,000	114,213
		367,995
Netherlands – 17.3%
ABN AMRO Bank NV,
7.13%, 7/6/22	200,000	281,087
ABN AMRO Bank NV, 5.75%,
Callable 9/22/20 @ 100 (a),(b),(c)	200,000	230,909
Axalta Coating, Registered,
3.75%, 1/15/25, Callable
1/15/20 @ 102.81 (b)	100,000	114,975
Cooperatieve Rabobank UA, 5.50%,
Callable 6/29/20 @ 100 (a),(b),(c)	200,000	230,086
Fresenius SE & Co., Registered,
4.00%, 2/1/24.	250,000	317,307
Gas Natural Fenosa Finance BV,
4.12%, Callable 11/18/22 @ 100
(a),(b),(c)	200,000	229,275
Goodyear Tire & Rubber Co.,
Registered, 3.75%, 12/15/23,
Callable 12/15/18 @ 101.88 (b)	250,000	287,588
Grupo Antolin Dutch BV,
Registered, 5.13%, 6/30/22,
Callable 6/30/18 @ 102.56 (b)	100,000	116,680
Iberdrola SA, 5.75%, Callable
2/27/18 @ 100 (a),(b),(c)	200,000	227,642
ING Groep NV, Series E,
3.00%, 4/11/28, Callable
4/11/23 @ 100 (a),(b)	100,000	116,157
InterXion Holding NV,
Registered, 6.00%, 7/15/20,
Callable 5/15/17 @ 104.5 (b)	100,000	113,392
Koninklijke KPN NV, 6.12%,
Callable 9/14/18 @ 100 (a),(b),(c)	300,000	349,201
NN Group NV, 4.62%, 4/8/44,
Callable 4/8/24 @ 100 (a),(b)	200,000	236,394
OI European Group BV,
Registered, 3.13%, 11/15/24,
Callable 8/15/24 @ 100 (b)	200,000	220,002
PHOENIX Pharmahandel
GmbH & Co 3.63%, 7/30/21	200,000	241,163

See notes to financial statements.	HSBC FAMILY OF FUNDS 65

HSBC EURO HIGH YIELD BOND FUND (USD HEDGED)
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Foreign Bonds, continued

	Principal
	Amount †	Value ($)
Netherlands – continued
Schaeffler AG, Registered,
3.50%, 5/15/22, Callable
6/2/17 @ 101.75 (b)	300,000	332,980
Swiss Reinsurance Co., 2.60%,
Callable 9/1/25 @ 100 (a),(b),(c)	400,000	436,333
Telefonica Europe BV, 3.75%,
Callable 3/15/22 @ 100 (a),(b),(c)	100,000	111,958
Telefonica SA, 7.62%, Callable
9/18/21 @ 100 (a),(b),(c)	200,000	258,291
UPC Holding BV, Registered,
6.38%, 9/15/22, Callable
9/15/17 @ 103.19 (b)	100,000	114,364
UPCB Finance IV Ltd., Registered,
4.00%, 1/15/27, Callable
1/15/21 @ 102 (b)	100,000	112,650
Vonovia Finance BV, 4.62%, 4/8/74,
Callable 4/8/19 @ 100 (a),(b)	200,000	231,189
		4,909,623
Spain – 1.2%
Banco Santander SA, 6.25%, Callable
3/12/19 @ 100 (a),(b),(c)	100,000	110,141
Caixabank SA, 5.00%, 11/14/23,
Callable 11/14/18 @ 100 (a),(b)	100,000	115,749
Mapfre SA, 5.92%, 7/24/37,
Callable 7/24/17 @ 100 (a),(b)	100,000	110,335
		336,225
Sweden – 1.2%
Hoist Kredit AB, 3.13%, 12/9/19	EUR 100,000	114,420
Volvo Treasury AB, 4.20%, 6/10/75,
Callable 6/10/20 @ 100 (a),(b)	EUR 200,000	231,388
		345,808
Switzerland – 2.1%
Credit Suisse AG, 5.75%, 9/18/25,
Callable 9/18/20 @ 100 (a),(b)	200,000	245,623
UBS AG, 4.75%, 2/12/26, Callable
2/12/21 @ 100 (a),(b)	100,000	120,492
UBS Group AG, 5.75%, Callable
2/19/22 @ 100 (a),(b),(c)	200,000	237,971
		604,086
United Kingdom – 7.1%
Aviva PLC, Series E, 3.37%, 12/4/45,
Callable 12/4/25 @ 100 (a),(b)	EUR 300,000	334,440
Barclays Bank PLC, 14.00%,
Callable 6/15/19 @ 100 (a),(b),(c)	150,000	236,982
Heathrow Finance PLC,
5.38%, 9/2/19.	300,000	422,486
Lloyds Banking Group PLC, 6.37%,
Callable 6/27/20 @ 100 (a),(b),(c)	EUR 200,000	232,282
National Grid PLC, 4.25%, 6/18/76,
Callable 6/18/20 @ 100 (a),(b)	EUR 350,000	411,715
SSE PLC, 3.88%, Callable 9/10/20 @
100 (a),(b),(c)	200,000	263,492
Worldpay Finance PLC,
Registered, 3.75%, 11/15/22	EUR 100,000	117,726
		2,019,123
United States – 5.4%
Ball Corp., 4.38%, 12/15/23	EUR 100,000	121,707
Kinder Morgan, Inc., 2.25%, 3/16/27	EUR 100,000	111,610
MPT Operating Partnership LP,
4.00%, 8/19/22, Callable
5/19/22 @ 100 (b)	EUR 100,000	119,676
Newell Brands, Inc., 3.75%, 10/1/21	EUR 300,000	366,952
PVH Corp., 3.63%, 7/15/24,
Callable 4/15/24 @ 100 (b)	EUR 100,000	113,191
Quintiles IMS, Inc., Registered,
3.50%, 10/15/24, Callable
10/15/19 @ 101.75 (b)	EUR 100,000	112,083
Sealed Air Corp., 4.50%, 9/15/23,
Callable 6/15/23 @ 100 (b)	EUR 100,000	121,543
Spectrum Brand, Inc. Registered,
4.00%, 10/1/26, Callable
10/1/21 @ 102 (b)	EUR 100,000	113,387
VWR Funding, Inc., 4.63%, 4/15/22,
Callable 4/15/18 @ 102.31 (b)	EUR 100,000	113,620
ZF Friedrichshafen AG,
2.75%, 4/27/23	EUR 200,000	235,266
		1,529,035
TOTAL FOREIGN BONDS
(COST $24,403,858)		26,119,057

Yankee Dollar – 0.7%

	Principal
	Amount ($)
Austria – 0.7%
Erste Group Bank AG,
5.50%, 5/26/25, Callable
5/26/20 @ 100 (a),(b)	200,000	209,682
TOTAL YANKEE DOLLAR
(COST $198,524)		209,682

66 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EURO HIGH YIELD BOND FUND (USD HEDGED)
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

Investment Companies – 0.0%

	Shares	Value ($)
Northern Institutional Government
Assets Portfolio, Institutional
Shares, 0.50%(d)	3,557	3,557
TOTAL INVESTMENT COMPANIES
(COST $3,557)		3,557
TOTAL INVESTMENT SECURITIES
(COST $24,605,939) – 93.0%		26,332,296
Other Assets (Liabilities) – 7.0%		1,979,797
NET ASSETS – 100%		$28,312,093
____________________

†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2017. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the Fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b)	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
(c)	Securities are perpetual and, thus, do not have a predetermined maturity date.
(d)	The rate represents the annualized one-day yield that was in effect on April 30, 2017.
MTN — Medium Term Note
EUR — Euro

The Fund invested, as a percentage of net assets at value, in the following industries, as of April 30, 2017:

Percentage of Net Assets
Industry	at Value (%)
Banks	15.2
Insurance	11.0
Diversified Telecommunication
Services	8.2
Auto Components	6.2
Chemicals	4.4
Electric Utilities	3.9
Multi-Utilities	3.9
Containers & Packaging	3.4
Media	3.3
Health Care Providers & Services	2.8
Capital Markets	2.6
Oil, Gas & Consumable Fuels	2.5
Construction Materials	2.2
Automobiles	2.0
Pharmaceuticals	1.8
Hotels, Restaurants & Leisure	1.6
Transportation Infrastructure	1.5
Commercial Services & Supplies	1.4
Household Durables	1.3
Metals & Mining	1.3
Textiles, Apparel & Luxury Goods	1.2
Trading Companies & Distributors	1.0
Wireless Telecommunication Services	0.9
Real Estate Management &
Development	0.8
IT Services	0.8
Road & Rail	0.8
Machinery	0.8
Distributors	0.8
Gas Utilities	0.8
Household Products	0.8
Paper & Forest Products	0.8
Communications Equipment	0.6
Equity Real Estate Investment Trusts	0.4
Specialty Retail	0.4
Life Sciences Tools & Services	0.4
Diversified Financial Services	0.4
Food Products	0.4
Food & Staples Retailing	0.4
Investment Companies	0.0
Total	93.0

See notes to financial statements.	HSBC FAMILY OF FUNDS 67

HSBC EURO HIGH YIELD BOND FUND (USD HEDGED)
Schedule of Portfolio Investments—as of April 30, 2017 (Unaudited) (continued)

At April 30, 2017, the Fund's open forward foreign currency exchange contracts were as follows:

			Contract			Net Unrealized
			Amount	Contract		Appreciation/
		Delivery	(Local	Value	Value	(Depreciation)
Short Contracts	Counterparty	Date	Currency)	($)	($)	($)
British Pound	Societe Generale	5/12/17	720,000	877,530	932,730	(55,200)
European Euro	Societe Generale	5/12/17	150,000	163,669	163,481	188
European Euro	Royal Bank of Canada	5/12/17	24,970,000	26,441,807	27,214,147	(772,340)
				27,483,006	28,310,358	(827,352)

68 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2017 (Unaudited)

				Asia ex-Japan
	Emerging	Frontier	Total	Smaller
	Markets	Markets	Return	Companies
	Debt Fund	Fund	Fund	Equity Fund
Assets:
Investment securities, at value	$53,276,977	$40,084,422	$16,942,426	$12,273,353
Total Investments	53,276,977	40,084,422	16,942,426	12,273,353
Segregated cash for collateral	—	—	1,254,152	—
Foreign currency, at value	362,857	50,133	—	177,658
Unrealized appreciation on forward foreign currency exchange contracts	144,133	—	610,618	—
Swap agreements, at value	11,139	—	329,647	—
Interest and dividends receivable	769,221	122,560	220,536	8,645
Receivable for capital shares issued	—	301,552	40,802	—
Receivable for investments sold	—	59,669	2,201,190	240,253
Reclaims receivable	8,234	30,665	90,392	—
Receivable from Investment Adviser	22,151	6,495	10,144	14,385
Variation margin on futures contracts	—	—	94	—
Prepaid expenses	17,723	11,800	24,324	10,753
Total Assets	54,612,435	40,667,296	21,724,325	12,725,047
Liabilities:
Foreign currency overdraft	—	—	492,259	—
Written options, at fair value (Premiums received $—, $—, $2,040
and $—, respectively)	—	—	1,400	—
Dividends payable	7,230	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	51,132	—	865,517	—
Swap agreements, at value	68,256	—	178,521	—
Payable for investments purchased	381,613	5,727	18,958	154,322
Cash received as collateral for derivatives	—	—	730,000	—
Payable for capital shares redeemed	2,360	20,141	3,042	—
Accrued foreign capital gains tax	—	146,788	—	—
Variation margin on futures contracts	—	—	521	—
Accrued expenses and other payables:
Administration	1,582	1,230	3,185	395
Shareholder Servicing	259	1,441	426	57
Compliance Services	4	—	271	—
Accounting	4,037	2,881	2,874	2,369
Custodian	42,871	67,371	31,412	35,797
Transfer Agent	1,588	10,388	3,074	178
Trustee	110	—	—	5
Other	22,577	25,516	30,226	17,760
Total Liabilities	583,619	281,483	2,361,686	210,883
Net Assets	$54,028,816	$40,385,813	$19,362,639	$12,514,164

See notes to financial statements.	HSBC FAMILY OF FUNDS 69

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2017 (Unaudited) (continued)

				Asia ex-Japan
	Emerging	Frontier	Total	Smaller
	Markets	Markets	Return	Companies
	Debt Fund	Fund	Fund	Equity Fund
Composition of Net Assets:
Capital	$54,372,146	$68,958,460	$30,396,085	$10,475,093
Accumulated net investment income/(loss)	72,718	334,713	163,161	(41,533)
Accumulated net realized gains/(losses) from investments	(413,274)	(32,360,590)	(11,121,074)	498,518
Net unrealized appreciation/(depreciation) on investments	(2,774)	3,453,230	(75,533)	1,582,086
Net Assets	$54,028,816	$40,385,813	$19,362,639	$12,514,164

Net Assets:
Class A Shares	$1,511,566	$7,481,517	$1,812,183	$184,960
Class I Shares	52,517,250	32,904,296	17,550,456	12,329,204
Total	$54,028,816	$40,385,813	$19,362,639	$12,514,164
Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	146,042	579,594	180,455	15,450
Class I Shares	5,095,808	2,538,636	1,733,484	1,030,908
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$10.35	$12.91	$10.04	$11.97
Class I Shares	$10.31	$12.96	$10.12	$11.96
Maximum Sales Charge:
Class A Shares	4.75%	5.00%	4.75%	5.00%
Maximum Offering Price per share
(Net Asset Value / (100%-maximum sales charge))
Class A Shares	$10.87	$13.59	$10.54	$12.60
Total Investments, at cost	$53,442,812	$36,481,749	$16,724,535	$10,691,134
Foreign currency, at cost	$364,324	$129,610	$(492,552)	$177,749

70 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2017 (Unaudited) (continued)

			Global	Euro
	Global	Global	Equity	High Yield
	High Yield	High Income	Volatility	Bond Fund
	Bond Fund	Bond Fund	Focused Fund	(USD Hedged)
Assets:
Investment securities, at value	$28,638,657	$26,939,849	$11,116,716	$26,332,296
Total Investments	28,638,657	26,939,849	11,116,716	26,332,296
Segregated cash for collateral	41,633	130,000	—	670,000
Foreign currency, at value	35,168	183,030	581	1,816,999
Unrealized appreciation on forward foreign currency exchange contracts	8,092	13,559	—	188
Interest and dividends receivable	407,598	336,546	34,487	473,467
Receivable for capital shares issued	5,000	7,771	—	—
Receivable for investments sold	159,737	46,784	2,940,063	—
Reclaims receivable	415	1,672	12,400	5,962
Receivable from Investment Adviser	—	940	5,138	—
Variation margin on swap agreements	273	—	—	—
Prepaid expenses	23,042	22,873	14,897	15,677
Total Assets	29,319,615	27,683,024	14,124,282	29,314,589
Liabilities:
Dividends payable	15,795	11,263	—	129,459
Unrealized depreciation on forward foreign currency exchange contracts	79,681	108,366	—	827,540
Swap agreements, at value	10,365	20,544	—	—
Payable for investments purchased	78,000	226,640	2,950,983	—
Accrued expenses and other payables:
Investment Management	877	—	—	2,246
Administration	927	868	356	905
Shareholder Servicing	100	—	21	31
Compliance Services	—	—	51	6
Accounting	4,457	5,256	3,254	5,029
Custodian	5,829	7,946	2,257	5,574
Transfer Agent	178	161	89	89
Other	27,950	23,593	19,086	31,617
Total Liabilities	224,159	404,637	2,976,097	1,002,496
Net Assets	$29,095,456	$27,278,387	$11,148,185	$28,312,093

See notes to financial statements.	HSBC FAMILY OF FUNDS 71

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2017 (Unaudited) (continued)

			Global	Euro
	Global	Global	Equity	High Yield
	High Yield	High Income	Volatility	Bond Fund
	Bond Fund	Bond Fund	Focused Fund	(USD Hedged)
Composition of Net Assets:
Capital	$28,678,739	$26,613,934	$10,188,454	$25,957,367
Accumulated net investment income/(loss)	(80,784)	(104,247)	65,863	(171,034)
Accumulated net realized gains/(losses) from investments	(268,622)	173,284	69,350	1,594,622
Net unrealized appreciation/(depreciation) on investments	766,123	595,416	824,518	931,138
Net Assets	$29,095,456	$27,278,387	$11,148,185	$28,312,093

Net Assets:
Class A Shares	$1,855,527	$266,721	$110,710	$112,907
Class I Shares	27,239,929	27,011,666	11,037,475	28,199,186
Total	$29,095,456	$27,278,387	$11,148,185	$28,312,093
Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	184,121	26,165	10,164	10,352
Class I Shares	2,694,402	2,640,299	1,009,236	2,579,038
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$10.08	$10.19	$10.89	$10.91
Class I Shares	$10.11	$10.23	$10.94	$10.93
Maximum Sales Charge:
Class A Shares	4.75%	4.75%	5.00%	4.75%
Maximum Offering Price per share
(Net Asset Value / (100%-maximum sales charge))
Class A Shares	$10.58	$10.70	$11.46	$11.45
Total Investments, at cost	$27,880,870	$26,267,298	$10,292,017	$24,605,939
Foreign currency, at cost	$35,091	$179,578	$555	$1,791,127

72 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations—For the period ended April 30, 2017 (Unaudited)

	Emerging Markets Debt Fund	Frontier Markets Fund	Total Return Fund	Asia ex-Japan Smaller Companies Equity Fund
Investment Income:
Interest	$369,037	$179,302	$1,257,245	$—
Dividends	1,891	609,468	—	76,832
Foreign tax withholding	(26,529)	(32,876)	(1,737)	(7,481)
Total Investment Income	344,399	755,894	1,255,508	69,351
Expenses:
Investment Management	39,079	263,763	157,034	57,206
Operational Support:
Class A Shares	279	3,460	1,390	85
Class I Shares	—	194	2,082	—
Administration:
Class A Shares	106	1,365	446	33
Class I Shares	2,938	6,884	6,787	2,188
Class S Shares	—	—	—	14
Shareholder Servicing:
Class A Shares	677	8,687	2,854	85
Accounting	28,616	30,328	27,332	36,222
Administrative Services	12,254	672	236	—
Compliance Services	141	560	758	198
Custodian	16,228	108,935	45,346	57,719
Printing	4,523	11,665	11,504	2,984
Professional	24,397	26,440	43,376	23,684
Transfer Agent	5,681	101,243	46,466	2,610
Trustee	334	1,371	1,497	349
Registration fees	18,414	14,735	20,201	19,086
Other	3,465	4,038	12,148	2,647
Total expenses before fee and expense reductions	157,132	584,340	379,457	205,110
Fees voluntarily reduced/reimbursed by Investment Adviser	(1,225)	(123)	(2,317)	(1,284)
Fees contractually reduced/reimbursed by Investment Adviser	(112,066)	(178,354)	(143,548)	(121,825)
Fees voluntarily reduced by Sub-Administrator	(3,067)	(3,461)	(2,542)	(1,415)
Net Expenses	40,774	402,402	231,050	80,586

Net Investment Income/(Loss)	303,625	353,492	1,024,458	(11,235)

Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investment securities and
foreign currency transactions (a)	(86,637)	(2,222,746)	(1,245,298)	583,327
Net realized gains (losses) from swap agreements	(44,800)	—	(281,359)	—
Net realized gains (losses) from futures contracts	—	—	(52,703)	—
Net realized gains (losses) from options transactions	—	—	12,788	—
Net realized gains (losses) from forward foreign currency
exchange contracts	(513)	—	1,126,385	—
Change in unrealized appreciation/depreciation on investments (b)	781,718	5,793,823	(1,176,953)	560,436
Net realized/unrealized gains (losses) on investments	649,768	3,571,077	(1,617,140)	1,143,763
Change in Net Assets Resulting from Operations	$953,393	$3,924,569	$(592,682)	$1,132,528
____________________

(a)	For Frontier Markets Fund, net of foreign capital gains taxes of $91,102.
(b)	For Frontier Markets Fund, net of change in foreign capital gains taxes of $91,257.

See notes to financial statements.	HSBC FAMILY OF FUNDS 73

HSBC FAMILY OF FUNDS

Statements of Operations—For the period ended April 30, 2017 (Unaudited) (continued)

	Global High Yield Bond Fund	Global High Income Bond Fund	Global Equity Volatility Focused Fund	Euro High Yield Bond Fund (USD Hedged)
Investment Income:
Interest	$732,578	$525,702	$—	$514,608
Dividends	5,090	6,609	152,137	3,083
Foreign tax withholding	—	(1,773)	(12,987)	(1,886)
Total Investment Income	737,668	530,538	139,150	515,805
Expenses:
Investment Management	90,373	85,804	39,658	89,495
Operational Support:
Class A Shares	734	107	53	55
Administration:
Class A Shares	288	42	21	22
Class I Shares	5,145	5,116	2,045	5,359
Shareholder Servicing:
Class A Shares	587	11	5	5
Accounting	37,937	43,519	27,451	33,426
Compliance Services	340	332	194	321
Custodian	8,644	10,164	3,996	8,513
Printing	6,578	6,357	2,341	7,499
Professional	27,594	27,722	22,769	24,120
Transfer Agent	1,916	1,905	1,390	1,428
Trustee	826	804	297	826
Registration fees	18,715	18,518	16,233	15,875
Other	8,739	8,753	3,800	2,929
Total expenses before fee and expense reductions	208,416	209,154	120,253	189,873
Fees contractually reduced/reimbursed by Investment Adviser	(93,819)	(102,424)	(69,764)	(79,470)
Fees voluntarily reduced by Sub-Administrator	(637)	(637)	—	—
Net Expenses	113,960	106,093	50,489	110,403

Net Investment Income	623,708	424,445	88,661	405,402

Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investment securities and
foreign currency transactions	(19,254)	67,129	407,990	521,225
Net realized gains (losses) from swap agreements	76,311	3,318	—	—
Net realized gains (losses) from forward foreign
currency exchange contracts	211,583	263,406	—	1,073,409
Change in unrealized appreciation/depreciation on investments	374,999	(130,720)	544,699	(1,028,462)
Net realized/unrealized gains (losses) on investments	643,639	203,133	952,689	566,172
Change in Net Assets Resulting from Operations	$1,267,347	$627,578	$1,041,350	$971,574

74 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund		Frontier Markets Fund
	Six Months Ended April 30, 2017	For the year ended October 31, 2016	Six Months Ended April 30, 2017	For the year ended October 31, 2016
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$303,625	$416,910	$353,492	$1,264,074
Net realized gains (losses) from investments	(131,950)	(14,735)	(2,222,746)	(22,772,343)
Change in unrealized appreciation/depreciation
on investments	781,718	484,114	5,793,823	17,195,522
Change in net assets resulting from operations	953,393	886,289	3,924,569	(4,312,747)

Distributions:
Net investment income:
Class A Shares	(9,649)	(28,346)	(130,080)	(743,705)
Class I Shares	(266,044)	(618,124)	(853,448)	(3,425,846)
Change in net assets resulting from distributions	(275,693)	(646,470)	(983,528)	(4,169,551)
Change in net assets resulting from capital transactions	42,479,163	(1,376,368)	(11,831,155)	(84,008,071)
Change in net assets	43,156,863	(1,136,549)	(8,890,114)	(92,490,369)

Net Assets:
Beginning of period	10,871,953	12,008,502	49,275,927	141,766,296
End of period	$54,028,816	$10,871,953	$40,385,813	$49,275,927
Accumulated net investment income (loss)	$72,718	$44,786	$334,713	$964,749

See notes to financial statements.	HSBC FAMILY OF FUNDS 75

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Emerging Markets Debt Fund		Frontier Markets Fund
	Six Months Ended April 30, 2017	For the year ended October 31, 2016	Six Months Ended April 30, 2017	For the year ended October 31, 2016
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$4,208	$271,090	$616,019	$1,484,893
Net assets acquired in Fund reorganization (See Note 9)	1,104,162	—	—	—
Dividends reinvested	9,515	28,256	110,103	699,224
Value of shares redeemed	(85,035)	(601,768)	(866,671)	(14,452,409)
Class A Shares capital transactions	1,032,850	(302,422)	(140,549)	(12,268,292)

Class I Shares:
Proceeds from shares issued	1,244,113	4,217,767	1,515,011	4,171,934
Net assets acquired in Fund reorganization (See Note 9)	49,003,085	—	—	—
Dividends reinvested	257,831	591,577	248,085	420,590
Value of shares redeemed	(9,058,716)	(5,883,290)	(13,453,702)	(76,332,303)
Class I Shares capital transactions	41,446,313	(1,073,946)	(11,690,606)	(71,739,779)
Change in net assets resulting from capital transactions	$42,479,163	$(1,376,368)	$(11,831,155)	$(84,008,071)

SHARE TRANSACTIONS:
Class A Shares:
Issued	415	26,866	49,708	126,624
Proceeds from merger	108,147	—	—	—
Reinvested	953	2,846	9,549	64,326
Redeemed	(8,473)	(59,729)	(71,612)	(1,396,242)
Change in Class A Shares	101,042	(30,017)	(12,355)	(1,205,292)

Class I Shares:
Issued	122,927	414,365	121,495	366,943
Proceeds from merger	4,824,546	—	—	—
Reinvested	25,892	59,821	21,461	38,551
Redeemed	(894,365)	(594,321)	(1,115,699)	(6,739,260)
Change in Class I Shares	4,079,000	(120,135)	(972,743)	(6,333,766)

76 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Total Return Fund		Asia ex-Japan Smaller Companies Equity Fund
	Six Months Ended April 30, 2017	For the year ended October 31, 2016	Six Months Ended April 30, 2017	For the year ended October 31, 2016
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$1,024,458	$6,809,169	$(11,235)	$158,063
Net realized gains (losses) from investments	(440,187)	(30,370,907)	583,327	32,179
Capital gains distributions from underlying funds	—	—	—	—
Change in unrealized appreciation/depreciation on investments	(1,176,953)	30,616,780	560,436	1,419,930
Change in net assets resulting from operations	(592,682)	7,055,042	1,132,528	1,610,172

Distributions:
Net investment income:
Class A Shares	—	(419,124)	(1,937)	(4,956)
Class I Shares	—	(27,626,404)	(161,033)	(164,415)
Class S Shares	—	(1,555,057)	(1,732)	(1,774)
Net realized gains:
Class A Shares	—	(12,753)	—	—
Class I Shares	—	(837,740)	—	—
Class S Shares	—	(44,984)	—	—
Change in net assets resulting from distributions	—	(30,496,062)	(164,702)	(171,145)
Change in net assets resulting from capital transactions	(52,214,012)	(1,119,075,724)	138,683	255,188
Change in net assets	(52,806,694)	(1,142,516,744)	1,106,509	1,694,215

Net Assets:
Beginning of period	72,169,333	1,214,686,077	11,407,655	9,713,440
End of period	$19,362,639	$72,169,333	$12,514,164	$11,407,655
Accumulated net investment income (loss)	$163,161	$(861,297)	$(41,533)	$134,404
See notes to financial statements.	HSBC FAMILY OF FUNDS 77

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Total Return Fund		Asia ex-Japan Smaller Companies Equity Fund
	Six Months Ended April 30, 2017	For the year ended October 31, 2016	Six Months Ended April 30, 2017	For the year ended October 31, 2016
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$88,759	$3,448,491	$—	$316,607
Dividends reinvested	—	423,157	1,744	4,001
Value of shares redeemed	(5,936,341)	(3,478,104)	(11,321)	(291,452)
Class A Shares capital transactions	(5,847,582)	393,544	(9,577)	29,156

Class I Shares:
Proceeds from shares issued	2,297,961	41,522,923	128,538	59,843
Dividends reinvested	—	4,215,497	136,787	164,415
Value of shares redeemed	(48,661,224)	(1,140,336,346)	—	—
Class I Shares capital transactions	(46,363,263)	(1,094,597,926)	265,325	224,258

Class S Shares:
Dividends reinvested	—	1,600,041	1,472	1,774
Value of shares redeemed	(3,167)	(26,471,383)	(118,537)	—
Class S Shares capital transactions	(3,167)	(24,871,342)	(117,065)	1,774
Change in net assets resulting from capital transactions	$(52,214,012)	$(1,119,075,724)	$138,683	$255,188

SHARE TRANSACTIONS:
Class A Shares:
Issued	8,931	352,107	—	33,533
Reinvested	—	44,869	170	418
Redeemed	(611,728)	(355,399)	(1,071)	(33,879)
Change in Class A Shares	(602,797)	41,577	(901)	72

Class I Shares:
Issued	232,665	4,321,448	11,282	5,990
Reinvested	—	444,859	13,384	17,216
Redeemed	(4,930,770)	(113,869,906)	—	—
Change in Class I Shares	(4,698,105)	(109,103,599)	24,666	23,206

Class S Shares:
Reinvested	—	169,427	144	185
Redeemed	(315)	(2,719,904)	(10,352)	—
Change in Class S Shares	(315)	(2,550,477)	(10,208)	185

78 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Global High Yield Bond Fund		Global High Income Bond Fund
	Six Months Ended April 30, 2017	For the year ended October 31, 2016	Six Months Ended April 30, 2017	For the year ended October 31, 2016
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$623,708	$1,155,494	$424,445	$849,872
Net realized gains (losses) from investments	268,640	(367,434)	333,853	(51,313)
Change in unrealized appreciation/depreciation on investments	374,999	1,073,275	(130,720)	1,045,319
Change in net assets resulting from operations	1,267,347	1,861,335	627,578	1,843,878

Distributions:
Net investment income:
Class A Shares	(46,398)	(7,575)	(5,847)	(2,769)
Class I Shares	(840,629)	(1,051,239)	(691,866)	(732,511)
Change in net assets resulting from distributions	(887,027)	(1,058,814)	(697,713)	(735,280)
Change in net assets resulting from capital transactions	1,989,536	1,405,039	736,765	708,469
Change in net assets	2,369,856	2,207,560	666,630	1,817,067

Net Assets:
Beginning of period	26,725,600	24,518,040	26,611,757	24,794,690
End of period	$29,095,456	$26,725,600	$27,278,387	$26,611,757
Accumulated net investment income (loss)	$(80,784)	$182,535	$(104,247)	$169,021

See notes to financial statements.	HSBC FAMILY OF FUNDS 79

H S B C FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Global High Yield Bond Fund		Global High Income Bond Fund
	Six Months Ended April 30, 2017	For the year ended October 31, 2016	Six Months Ended April 30, 2017	For the year ended October 31, 2016
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,247,057	$408,191	$152,269	$1,047
Dividends reinvested	45,907	7,334	5,422	2,598
Value of shares redeemed	(18,562)	—	(1)	—
Class A Shares capital transactions	1,274,402	415,525	157,690	3,645

Class I Shares:
Proceeds from shares issued	—	—	10,529	14,801
Dividends reinvested	715,134	989,514	589,102	690,079
Value of shares redeemed	—	—	(20,556)	(56)
Class I Shares capital transactions	715,134	989,514	579,075	704,824
Change in net assets resulting from capital transactions	$1,989,536	$1,405,039	$736,765	$708,469

SHARE TRANSACTIONS:
Class A Shares:
Issued	125,413	40,712	15,185	101
Reinvested	4,613	756	538	262
Redeemed	(1,862)	—	—	—
Change in Class A Shares	128,164	41,468	15,723	363

Class I Shares:
Issued	—	—	1,045	1,460
Reinvested	71,744	102,982	58,473	69,540
Redeemed	—	—	(2,039)	(5)
Change in Class I Shares	71,744	102,982	57,479	70,995

80 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Global Equity Volatility Focused Fund		Euro High Yield Bond Fund (USD Hedged)
	Six Months Ended April 30, 2017	For the period Nov. 4, 2015(a) through Oct. 31, 2016	Six Months Ended April 30, 2017	For the period Jan. 19, 2016(a) through Oct. 31, 2016
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income (loss)	$88,661	$172,612	$405,402	$717,663
Net realized gains (losses) from investments	407,990	(339,267)	1,594,634	(36,943)
Change in unrealized appreciation/depreciation on investments	544,699	279,819	(1,028,462)	1,959,600
Change in net assets resulting from operations	1,041,350	113,164	971,574	2,640,320

Distributions:
Net investment income:
Class A Shares	(1,680)	(238)	(3,103)	(1,174)
Class I Shares	(174,001)	(28,041)	(786,543)	(299,738)

Net realized gains:
Class A Shares	—	—	(711)	—
Class I Shares	—	—	(177,087)	—
Change in net assets resulting from distributions	(175,681)	(28,279)	(967,444)	(300,912)
Change in net assets resulting from capital transactions	169,352	10,028,279	712,560	25,255,995
Change in net assets	1,035,021	10,113,164	716,690	27,595,403

Net Assets:
Beginning of period	10,113,164	—	27,595,403	—
End of period	$11,148,185	$10,113,164	$28,312,093	$27,595,403
Accumulated net investment income (loss)	$65,863	$152,883	$(171,034)	$213,210
____________________

(a)	Commencement of operations.

See notes to financial statements.	HSBC FAMILY OF FUNDS 81

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Global Equity Volatility		Euro High Yield Bond
	Focused Fund		Fund (USD Hedged)
	Six Months	For the period	Six Months	For the period
	Ended	Nov. 4, 2015(a)	Ended	Jan. 19, 2016(a)
	April 30,	through	April 30,	through
	2017	Oct. 31, 2016	2017	Oct. 31, 2016
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$—	$100,000	$—	$100,000
Dividends reinvested	1,428	238	2,811	999
Class A Shares capital transactions	1,428	100,238	2,811	100,999

Class I Shares:
Proceeds from shares issued	20,000	9,900,000	—	24,900,000
Dividends reinvested	147,924	28,041	709,749	254,996
Class I Shares capital transactions	167,924	9,928,041	709,749	25,154,996
Change in net assets resulting from capital transactions	$169,352	$10,028,279	$712,560	$25,255,995

SHARE TRANSACTIONS:
Class A Shares:
Issued	—	10,000	—	10,000
Reinvested	140	24	260	92
Change in Class A Shares	140	10,024	260	10,092

Class I Shares:
Issued	1,949	990,000	—	2,490,000
Reinvested	14,446	2,841	65,622	23,416
Change in Class I Shares	16,395	992,841	65,622	2,513,416
____________________

(a)     Commencement of operations.

82	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)	Portfolio Turnover (a)(c)
CLASS A SHARES
Six Months Ended
April 30, 2017 (unaudited)	$10.29	$0.19	(d)	$0.08	$0.27	$(0.21)	$—	$(0.21)	$10.35	2.72%	$1,512	0.85%	3.86%	2.50%	27%
Year Ended October 31, 2016	9.89	0.35	(d)	0.54	0.89	(0.49)	—	(0.49)	10.29	9.36%	463	1.07%	3.55%	3.13%	91%
Year Ended October 31, 2015	10.37	0.37	(d)	(0.42)	(0.05)	(0.43)	—	(0.43)	9.89	(0.52)%	742	1.20%	3.64%	1.84%	90%
Year Ended October 31, 2014	10.42	0.37		0.13	0.50	(0.39)	(0.16)	(0.55)	10.37	5.07%	1,195	1.20%	3.59%	1.51%	51%
Year Ended October 31, 2013	11.42	0.43		(0.74)	(0.31)	(0.47)	(0.22)	(0.69)	10.42	(2.84)%	1,042	1.20%	3.92%	1.48%	53%
Year Ended October 31, 2012	10.23	0.47		1.21	1.68	(0.49)	—	(0.49)	11.42	16.90%	482	1.20%	4.32%	1.55%	54%
CLASS I SHARES
Six Months Ended
April 30, 2017 (unaudited)	10.24	0.20	(d)	0.09	0.29	(0.22)	—	(0.22)	10.31	2.88%	52,517	0.50%	3.96%	2.02%	27%
Year Ended October 31, 2016	9.91	0.39	(d)	0.54	0.93	(0.60)	—	(0.60)	10.24	9.70%	10,409	0.70%	3.90%	2.83%	91%
Year Ended October 31, 2015	10.39	0.40	(d)	(0.41)	(0.01)	(0.47)	—	(0.47)	9.91	(0.11)%	11,267	0.85%	3.97%	1.29%	90%
Year Ended October 31, 2014	10.44	0.41		0.13	0.54	(0.43)	(0.16)	(0.59)	10.39	5.43%	40,839	0.85%	3.99%	1.16%	51%
Year Ended October 31, 2013	11.44	0.45		(0.72)	(0.27)	(0.51)	(0.22)	(0.73)	10.44	(2.52)%	41,027	0.85%	4.19%	1.13%	53%
Year Ended October 31, 2012	10.25	0.51		1.20	1.71	(0.52)	—	(0.52)	11.44	17.19%	39,751	0.85%	4.68%	1.28%	54%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
Amounts designated as “—“ are $0.00 or have been rounded to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS 83

HSBC FRONTIER MARKETS FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Six Months Ended
April 30, 2017 (unaudited)	$11.94	$0.09	$1.11	$1.20	$(0.23)	$—	$(0.23)	$12.91	10.25%	$7,482	2.20%	1.52%	3.09%	8%
Year Ended October 31, 2016	12.11	0.13	0.14	0.27	(0.44)	—	(0.44)	11.94	2.59%	7,069	2.18%	1.17%	2.55%	8%
Year Ended October 31, 2015	14.95	0.12	(1.81)	(1.69)	(0.09)	(1.06)	(1.15)	12.11	(11.67)%	21,756	2.20%	0.96%	2.20%	66%
Year Ended October 31, 2014	13.06	0.20	2.14	2.34	(0.05)	(0.40)	(0.45)	14.95	18.38%	44,837	2.20%	1.38%	2.24%	64%
Year Ended October 31, 2013	10.93	0.08	2.45	2.53	(0.40)	—	(0.40)	13.06	23.85%	18,342	2.20%	0.60%	2.69%	44%
Year Ended October 31, 2012	9.66	0.16	1.12	1.28	(0.01)	—	(0.01)	10.93	13.27%	1,409	2.20%	1.51%	3.79%	26%
CLASS I SHARES
Six Months Ended
April 30, 2017 (unaudited)	12.02	0.10	1.12	1.22	(0.28)	—	(0.28)	12.96	10.39%	32,904	1.85%	1.71%	2.71%	8%
Year Ended October 31, 2016	12.19	0.22	0.09	0.31	(0.48)	—	(0.48)	12.02	2.99%	42,207	1.82%	1.93%	2.20%	8%
Year Ended October 31, 2015	15.08	0.19	(1.85)	(1.66)	(0.17)	(1.06)	(1.23)	12.19	(11.42)%	120,010	1.85%	1.44%	1.86%	66%
Year Ended October 31, 2014	13.15	0.23	2.17	2.40	(0.07)	(0.40)	(0.47)	15.08	18.77%	173,616	1.85%	1.57%	1.90%	64%
Year Ended October 31, 2013	10.97	0.15	2.43	2.58	(0.40)	—	(0.40)	13.15	24.25%	70,273	1.85%	1.20%	2.38%	44%
Year Ended October 31, 2012	9.67	0.29	1.03	1.32	(0.02)	—	(0.02)	10.97	13.68%	16,375	1.85%	2.83%	2.79%	26%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
Amounts designated as “—“ are $0.00 or have been rounded to $0.00.

84	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Six Months Ended
April 30, 2017 (unaudited)	$ 9.95	$0.23	$(0.14)	$0.09	$—	$—	$—	$10.04	0.90%	$1,812	1.58%	4.64%	2.49%	27%
Year Ended October 31, 2016	10.20	0.21	0.14	0.35	(0.58)	(0.02)	(0.60)	9.95	3.74%	7,790	1.56%	2.12%	1.99%	47%
Year Ended October 31, 2015	10.36	0.05	(0.06)	(0.01)	(0.15)	—	(0.15)	10.20	(0.07)%	7,562	1.52%	0.52%	1.52%	26%
Year Ended October 31, 2014	10.13	0.04	0.41	0.45	(0.18)	(0.04)	(0.22)	10.36	4.50%	406	1.52%	0.44%	1.52%	77%
Year Ended October 31, 2013	10.32	0.10	(0.21)	(0.11)	(0.05)	(0.03)	(0.08)	10.13	(1.06)%	268	1.47%	0.94%	1.47%	64%
Period Ended October 31, 2012(e)	10.00	0.03	0.33	0.36	(0.04)	—	(0.04)	10.32	3.62%	256	1.60%	0.56%	1.61%	83%
CLASS I SHARES
Six Months Ended
April 30, 2017 (unaudited)	10.01	0.28	(0.17)	0.11	—	—	—	10.12	1.10%	17,550	1.24%	5.64%	2.04%	27%
Year Ended October 31, 2016	10.22	0.23	0.16	0.39	(0.58)	(0.02)	(0.60)	10.01	4.16%	64,376	1.24%	2.40%	1.37%	47%
Year Ended October 31, 2015	10.38	0.06	(0.04)	0.02	(0.18)	—	(0.18)	10.22	0.21%	1,181,045	1.13%	0.56%	1.13%	26%
Year Ended October 31, 2014	10.15	0.08	0.40	0.48	(0.21)	(0.04)	(0.25)	10.38	4.85%	1,025,926	1.17%	0.77%	1.17%	77%
Year Ended October 31, 2013	10.33	0.13	(0.20)	(0.07)	(0.08)	(0.03)	(0.11)	10.15	(0.66)%	642,545	1.18%	1.33%	1.18%	64%
Period Ended October 31, 2012(e)	10.00	0.07	0.31	0.38	(0.05)	—	(0.05)	10.33	3.82%	348,443	1.18%	1.08%	1.18%	83%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on March 30, 2012.
Amounts designated as “—“ are $0.00 or have been rounded to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS 85

HSBC ASIA EX-JAPAN SMALLER COMPANIES EQUITY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Six Months Ended
April 30, 2017 (unaudited)	$11.04	$(0.03)	$1.09	$1.06	$(0.13)	$—	$(0.13)	$11.97	9.77%	$185	1.75%	(0.55)%	3.78%	58%
Year Ended October 31, 2016	9.59	0.10	1.46	1.56	(0.11)	—	(0.11)	11.04	16.29%	181	1.72%	0.98%	3.88%	93%
Period Ended October 31, 2015(e)	10.00	0.10	(0.49)	(0.39)	(0.02)	—	(0.02)	9.59	(3.82)%	156	1.75%	1.03%	3.64%	146%
CLASS I SHARES
Six Months Ended
April 30, 2017 (unaudited)	11.05	(0.01)	1.08	1.07	(0.16)	—	(0.16)	11.96	9.93%	12,329	1.40%	(0.19)%	3.58%	58%
Year Ended October 31, 2016	9.62	0.15	1.45	1.60	(0.17)	—	(0.17)	11.05	16.75%	11,114	1.36%	1.55%	3.57%	93%
Period Ended October 31, 2015(e)	10.00	0.13	(0.49)	(0.36)	(0.02)	—	(0.02)	9.62	(3.49)%	9,461	1.40%	1.33%	3.38%	146%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on November 11, 2014.
Amounts designated as “—“ are $0.00 or have been rounded to $0.00.

86	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH YIELD BOND FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period		Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Six Months Ended
April 30, 2017 (unaudited)	$9.97	$0.21	$0.21	$0.42	$(0.31)	$—	$(0.31)	$10.08		4.30%	$1,856	1.15%	4.15%	1.65%	23%
Year Ended October 31, 2016	9.67	0.41	0.28	0.69	(0.39)	—	(0.39)	9.97		7.37%	558	1.15%	4.27%	1.72%	50%
Period Ended October 31, 2015(e)	10.00	0.12	(0.34)	(0.22)	(0.11)	—	(0.11)	9.67		(2.23)%	140	1.15%	4.13%	1.93%	31%
CLASS I SHARES
Six Months Ended
April 30, 2017 (unaudited)	9.98	0.22	0.23	0.45	(0.32)	—	(0.32)	10.11		4.46%	27,240	0.80%	4.50%	1.49%	23%
Year Ended October 31, 2016	9.68	0.45	0.26	0.71	(0.41)	—	(0.41)	9.98	(f)	7.68%	26,168	0.80%	4.64%	1.59%	50%
Period Ended October 31, 2015(e)	10.00	0.13	(0.34)	(0.21)	(0.11)	—	(0.11)	9.68		(2.15)%	24,378	0.80%	4.45%	1.64%	31%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on July 14, 2015.
(f)

The net asset value per share (“NAV”) for financial reporting purposes differs from the NAV reported due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

Amounts designated as “—“ are $0.00 or have been rounded to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS 87

HSBC GLOBAL HIGH INCOME BOND FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Six Months Ended
April 30, 2017 (unaudited)	$10.24	$0.12	$0.09	$0.21	$(0.26)	$—	$(0.26)	$10.19	2.12%	$267	1.15%	2.89%	1.67%	20%
Year Ended October 31, 2016	9.83	0.30	0.38	0.68	(0.27)	—	(0.27)	10.24	7.04%	107	1.15%	2.99%	1.71%	47%
Period Ended October 31, 2015(e)	10.00	0.09	(0.18)	(0.09)	(0.08)	—	(0.08)	9.83	(0.93)%	99	1.15%	2.89%	1.89%	24%
CLASS I SHARES
Six Months Ended
April 30, 2017 (unaudited)	10.26	0.16	0.08	0.24	(0.27)	—	(0.27)	10.23	2.36%	27,012	0.80%	3.22%	1.58%	20%
Year Ended October 31, 2016	9.83	0.33	0.39	0.72	(0.29)	—	(0.29)	10.26	7.43%	26,505	0.80%	3.34%	1.61%	47%
Period Ended October 31, 2015(e)	10.00	0.10	(0.18)	(0.08)	(0.09)	—	(0.09)	9.83	(0.84)%	24,696	0.80%	3.24%	1.61%	24%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on July 14, 2015.
Amounts designated as “—“ are $0.00 or have been rounded to $0.00.

88	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL EQUITY VOLATILITY FOCUSED FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Six Months Ended
April 30, 2017 (unaudited)	$10.05	$0.07	$0.94	$1.01	$(0.17)	$—	$(0.17)	$10.89	10.24%	$111	1.30%	1.33%	2.38%	35%
Period Ended October 31, 2016(e)	10.00	0.14	(0.07)	0.07	(0.02)	—	(0.02)	10.05	0.74%	101	1.30%	1.40%	2.55%	41%
CLASS I SHARES
Six Months Ended
April 30, 2017 (unaudited)	10.08	0.09	0.95	1.04	(0.18)	—	(0.18)	10.94	10.49%	11,038	0.95%	1.68%	2.27%	35%
Period Ended October 31, 2016(e)	10.00	0.17	(0.06)	0.11	(0.03)	—	(0.03)	10.08	1.09%	10,012	0.95%	1.75%	2.43%	41%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on November 4, 2015.
Amounts designated as “—“ are $0.00 or have been rounded to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS 89

HSBC EURO HIGH YIELD BOND FUND (USD HEDGED)
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Six Months Ended
April 30, 2017 (unaudited)	$10.92	$0.14	$0.22	$0.36	$(0.30)	$(0.07)	$(0.37)	$10.91	3.31%	$113	1.05%	2.69%	1.49%	5%
Period Ended October 31, 2016(e)	10.00	0.27	0.77	1.04	(0.12)	—	(0.12)	10.92	10.38%	110	1.05%	3.20%	1.64%	20%
CLASS I SHARES
Six Months Ended
April 30, 2017 (unaudited)	10.94	0.16	0.21	0.37	(0.31)	(0.07)	(0.38)	10.93	3.55%	28,199	0.80%	2.94%	1.38%	5%
Period Ended October 31, 2016(e)	10.00	0.29	0.76	1.05	(0.12)	—	(0.12)	10.94	10.51%	27,485	0.80%	3.45%	1.51%	20%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on January 19, 2016.
Amounts designated as “—“ are $0.00 or have been rounded to $0.00.

90	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited)

1. Organization:

The HSBC Funds (the “Trust”), a Delaware statutory trust organized on March 2, 2016, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Effective June 24, 2016, the Funds (as defined below), which were series of HSBC Funds, a Massachusetts business trust, reorganized with and into corresponding series of the Trust (each, a “Reorganization”). Upon completion of each Reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding predecessor series. As of April 30, 2017, the Trust is composed of 18 separate operational funds, each a series of the HSBC Family of Funds. The accompanying financial statements are presented for the following nine funds (individually a “Fund”, collectively the “Funds” or the “Global Funds”):

Fund	Short Name
HSBC Emerging Markets Debt Fund	Emerging Markets Debt Fund

HSBC Frontier Markets Fund	Frontier Markets Fund

HSBC Total Return Fund	Total Return Fund

HSBC Asia ex-Japan Smaller Companies Equity Fund	Asia ex-Japan Smaller Companies Equity Fund

HSBC Global High Yield Bond Fund	Global High Yield Bond Fund

HSBC Global High Income Bond Fund	Global High Income Bond Fund

HSBC Global Equity Volatility Focused Fund	Global Equity Volatility Focused Fund

HSBC Euro High Yield Bond Fund (USD Hedged)	Euro High Yield Bond Fund

Financial statements for all other funds of the Trust are published separately. The Emerging Markets Debt Fund and Total Return Fund are non-diversified funds. The Frontier Markets Fund, Asia ex-Japan Smaller Companies Equity Fund, Global High Yield Bond Fund, Global High Income Bond Fund, Global Equity Volatility Focused Fund and Euro High Yield Bond Fund are diversified funds. The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The share classes offered by each Fund and the maximum sales charge for Class A Shares are summarized in the following table.

	Share	Class A Shares
Fund	Classes Offered	Maximum Sales Charge
Emerging Markets Debt Fund	A, I	4.75%
Frontier Markets Fund	A, I	5.00%
Total Return Fund	A, I	4.75%
Asia ex-Japan Smaller Companies Equity Fund	A, I	5.00%
Global High Yield Bond Fund	A, I	4.75%
Global High Income Bond Fund	A, I	4.75%
Global Equity Volatility Focused Fund	A, I	5.00%
Euro High Yield Bond Fund	A, I	4.75%

Class S shares of the Emerging Markets Debt Fund, Total Return Fund and Asia ex-Japan Smaller Companies Equity Fund were operational during the period but were liquidated and no longer offered as of April 30, 2016.

Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares. Effective March 30, 2017 the Frontier Markets Fund resumed accepting orders from new investors.

HSBC FAMILY OF FUNDS       91

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

Under the Trust’s organizational documents, the Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust expects the risk of loss to be remote.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount based on effective yield. Dividend income is recorded on the ex-dividend date except in the case of certain foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation:

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Foreign Taxes:

Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue foreign capital gains taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest. Such tax accrual is based in part on actual and estimated realized gains. Estimated realized gains are subject to change and such change could be material. However, management’s conclusions may be subject to future review and change based on changes in, or the interpretation of, the accounting standards or tax laws and regulations.

92       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

Restricted Securities and Illiquid Securities:

The Funds may invest in restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees (the “Board”). Therefore, not all restricted securities are considered illiquid. To the extent that a Fund purchases securities that are restricted as to resale or for which current market quotations are not available, such securities will be valued based upon all relevant factors as outlined in SEC Financial Reporting Release No. 1. Disposal of restricted securities may involve time consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

Participation Notes and Participatory Notes:

The Frontier Markets Fund, Asia ex-Japan Smaller Companies Equity Fund, Global Equity Volatility Focused Fund and Euro High Yield Bond Fund may invest in participation notes or participatory notes (“P-notes”). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note were held to maturity, the issuer would pay to the purchaser the difference between the nominal value of the underlying instruments at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of a Fund to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects a Fund that holds them to counterparty risk (and this risk may be amplified if the Fund purchases P-notes from only a small number of issuers).

Derivative Instruments:

All open derivative positions at period end are reflected on the Funds' Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Forward Foreign Currency Exchange Contracts:

Each Fund may enter into forward foreign currency exchange contracts. The Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of securities denominated in a particular currency or to enhance return. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at prearranged exposure levels to cover a Fund’s exposure to the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. Forward foreign currency exchange contracts may involve credit or market risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

HSBC FAMILY OF FUNDS       93

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

During the period ended April 30, 2017, the Funds entered into forward foreign currency exchange contracts to gain exposure to certain markets and for hedging purposes. The notional amount of forward foreign currency exchange contracts outstanding as of April 30, 2017 and the monthly average notional amount for these contracts during the period ended April 30, 2017 were as follows:

	Outstanding		Monthly Average
	Notional Amount ($)		Notional Amount ($)
	Long	Short	Long	Short
Forward Foreign Currency Exchange Contracts:
Emerging Markets Debt Fund	5,865,510	(4,623,137)	1,786,338	(1,354,701)
Total Return Fund	32,079,268	(32,095,532)	46,231,285	(47,738,226)
Global High Yield Bond Fund	170,940	(8,682,673)	159,084	(6,673,071)
Global High Income Bond Fund	168,541	(11,846,990)	124,458	(8,926,238)
Euro High Yield Bond Fund	—	(27,483,006)	98,507	(26,598,800)

Options Contracts:

The Funds may purchase or write put and call options on securities, indices, foreign currencies and derivative instruments. When purchasing options, the Funds pay a premium which is recorded as the cost basis in the investment and which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction. When writing options, the Funds receive a premium which is recorded as a liability and which is subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses.

The Funds may purchase or write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Funds may enter into interest rate swaption agreements for hedging purposes. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises their option. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in interest rates.

The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at prearranged exposure levels to cover a Fund’s exposure to the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. Options contracts may involve credit or market risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

94       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

The Total Return Fund had the following transactions in written options during the period ended April 30, 2017.

	Notional
Total Return Fund	Amount	Premiums
Options outstanding at October 31, 2016	$—	$—
Options written	4,070	14,828
Options expired	(70)	(12,788)
Options outstanding at April 30, 2017	$4,000	$2,040

Futures Contracts:

The Funds may invest in futures contracts for the purpose of hedging existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest conditions. Upon entering into futures contracts, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made or received each day, depending on the daily fluctuations in the fair value of the underlying security. The Funds recognize an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the amounts reflected on the Statements of Assets and Liabilities as variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. During the period ended April 30, 2017, the Total Return Fund invested in futures contracts to gain exposure to certain markets and for hedging purposes. The gross notional amount of futures contracts outstanding as of April 30, 2017, and the monthly average notional amount for these contracts for the period ended April 30, 2017 were as follows:

	Outstanding	Monthly Average
	Notional Amount ($)	Notional Amount ($)
Futures Contracts:
Total Return Fund	1,564,688	468,159

Swap Agreements:

The Funds may enter into swap contracts in accordance with their investment objectives and policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or cleared through a third party, known as a clearing organization (“centrally cleared swap”). The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices.

The Funds will usually enter into swaps on a net basis, which means that the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument with a Fund receiving or paying only the net amount of the two returns. Upfront receipts and payments are recorded as a liability or asset, respectively. These upfront receipts and payments are amortized to gains or losses over the life of the swap agreement. Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the clearing organization. Changes in market value, if any, are reflected as a component of net change in “unrealized appreciation or depreciation on swap agreements”. Daily changes in valuation of centrally cleared swaps, if any, are recorded as “variation margin on swap agreements”. Net periodic payments received or paid by the Funds are recorded as "realized gains

HSBC FAMILY OF FUNDS       95

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

or losses on swap agreements“. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty are generally collateralized by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities or by pledging such securities as collateral.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index and are subject to credit risk exposure. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding for which a Fund is the seller of protection are disclosed in the Schedules of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at pre-arranged exposure levels to cover a Fund’s exposure to the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy its obligations to a Fund. Swap agreements may involve credit or market risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

During the period ended April 30, 2017, the Total Return Fund entered into interest rate swap agreements to manage its exposure to interest rates and as a substitute for investing directly in securities. The Emerging Markets Debt Fund, Total Return Fund, Global High Yield Bond Fund and Global High Income Bond Fund entered into credit default swap agreements primarily to manage and/or gain exposure to credit risk. The notional amount of swap agreements outstanding as of April 30, 2017 and the monthly average notional amount for these agreements during the period ended April 30, 2017 were as follows:

	Outstanding	Monthly Average
	Notional Amount ($)	Notional Amount ($)
Interest Rate Swap Agreements:
Total Return Fund	3,241,233	15,561,316

96       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

	Outstanding		Monthly Average
	Notional Amount ($)		Notional Amount ($)
	Buy	Sell	Buy	Sell
	Protection	Protection	Protection	Protection
Credit Default Swap Agreements:
Emerging Markets Debt Fund	750,000	(2,580,000)	1,428,333	(2,703,167)
Total Return Fund	13,542,000	(7,600,000)	17,482,167	(10,744,500)
Global High Yield Bond Fund	—	(1,317,080)	—	(1,320,373)
Global High Income Bond Fund	—	(660,000)	—	(660,000)

Summary of Derivative Instruments:

The following is a summary of the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of April 30, 2017:

	Assets				Liabilities
	Unrealized				Unrealized
	Appreciation				Depreciation
	on Forward				on Forward
	Foreign	Variation	Investments		Foreign	Variation	Written
	Currency	Margin	at value	Swap	Currency	Margin	Options	Swap
	Exchange	on Futures	for Written	Agreements	Exchange	on Futures	at Fair	Agreements
Fund	Contracts ($)	Contracts ($)*	options ($)*	at Value ($)*	Contracts ($)	Contracts ($)*	Value ($)*	at Value ($)*
Foreign Exchange Rate
Risk Exposure:
Emerging Markets
Debt Fund	144,133	—	—	—	51,132	—	—	—
Total Return Fund	610,618	—	—	—	865,517	—	—	—
Global High Yield
Bond Fund	8,092	—	—	—	79,681	—	—	—
Global High Income
Bond Fund	13,559	—	—	—	108,366	—	—	—
Euro High Yield
Bond Fund	188			—	827,540	—	—	—

Credit Contracts Risk
Exposure:
Emerging Markets
Debt Fund	—	—	—	11,139	—	—	—	68,256
Total Return Fund	—	—	—	182,243	—	—	—	74,656
Global High Yield
Bond Fund	—	—	—	—	—	—	—	10,365
Global High Income
Bond Fund	—	—	—	—	—	—	—	20,544

Interest Rate
Risk Exposure:
Total Return Fund	—	1,916	—	147,404	—	—	1,400	103,865
____________________

*	Total fair value is presented by Primary Risk Exposure. For forward currency contracts, such amounts represent the appreciation (for asset derivatives) or depreciation (for liability derivatives). For futures contracts, the amounts represent their cumulative appreciation/depreciation, which includes movements of variation margin. Centrally cleared swaps are reported at value, which includes movements of variation margin.

HSBC FAMILY OF FUNDS       97

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

The following is a summary of the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the period ended April 30, 2017:

					Net Change in Unrealized
					Appreciation/Depreciation
	Realized Gain (Loss) on Derivatives				on Derivatives Recognized
	Recognized as a Result from Operations				as a Result from Operations
	Net Realized
	Gains (Losses)	Net Realized	Net Realized	Net Realized	Change in
	from Forward	Gains (Losses)	Gains (Losses)	Gains (Losses)	Unrealized
	Foreign Currency	from Futures	from Written	from Swap	Appreciation/Depreciation
Fund	Exchange Contracts ($)	Contracts ($)	Options ($)	Agreements ($)	on Investments ($)
Foreign Exchange Rate Risk
Exposure:
Emerging Markets Debt Fund	(513)	—	—	—	93,001
Total Return Fund	1,126,385	—	—	—	(254,899)
Global High Yield Bond Fund	211,583	—	—	—	(71,589)
Global High Income Bond Fund	263,406	—	—	—	(94,807)
Euro High Yield Bond Fund	1,073,409	—	—	—	(827,352)

Credit Contracts Risk Exposure:
Emerging Markets Debt Fund	—	—	—	—	84,488
Total Return Fund	—	—	—	(100,260)	(31,294)
Global High Yield Bond Fund	—	—	—	76,311	18,702
Global High Income Bond Fund	—	—	—	3,318	20,254

Interest Rate Risk Exposure:
Emerging Markets Debt Fund	—	—	—	(44,800)	—
Total Return Fund	—	(52,703)	12,788	(181,099)	244,246

The Funds are generally subject to master netting arrangements that allow for amounts owed between each Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting arrangements do not apply to amounts owed to/from different counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to legally enforceable master netting arrangements in the Statements of Assets and Liabilities. The tables below present the gross and net amounts of the assets and liabilities with any offsets to reflect the Funds’ ability to reflect the master netting arrangements at April 30, 2017 in the Statement of Assets and Liabilities

98       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

As of April 30, 2017, each Fund’s derivative assets and liabilities by type are as follows:

	Emerging Markets				Global High Yield
	Debt Fund		Total Return Fund		Bond Fund
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$—	$94	$—	$—	$—
Forward currency contracts	144,133	51,132	610,615	865,513	8,092	79,681
Option contracts	—	—	—	1,400	—	—
Swap agreements	118,701	175,820	939,467	788,342	77,832	10,365
Total derivative assets and
liabilities in the Statement of
Assets and Liabilities	262,834	226,952	1,550,176	1,655,255	85,924	90,046
Derivative asset and liabilities
not subject to a master
netting agreement or similar
agreement ("MNA")	—	—	(94)	—	(77,832)	—
Total assets and liabilities
subject to a MNA	$262,834	$226,952	$1,550,082	$1,655,255	$8,092	$90,046

	Global High Income		Euro High Yield
	Bond Fund		Bond Fund
	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$—	$—	$—
Forward currency contracts	13,559	108,366	188	827,540
Swap agreements	—	20,544	—	—
Total derivative assets and liabilities in the Statement of
Assets and Liabilities	13,559	128,910	188	827,540
Derivative asset and liabilities not subject to a master
netting agreement or similar agreement ("MNA")	—	—	—	—
Total assets and liabilities subject to a MNA	$13,559	$128,910	$188	$827,540

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HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

The following table represents each Fund’s derivative assets by counterparty net of amounts available for offset under a master netting arrangement and net of the related collateral received by each Fund as of April 30, 2017:

	Derivative Assets	Derivatives	Non-cash
	Subject to a MNA	Available	Collateral	Cash Collateral	Net Amount of
Counterparty	by Counterparty	for Offset	Received (a)	Received (a)	Derivative Assets
Emerging Markets Debt Fund:
Bank of America	$8,423	$—	$—	$—	$8,423
Barclays Bank PLC	8,425	(8,425)	—	—	—
Credit Suisse	2,195	(2,195)	—	—	—
Goldman Sachs	39,164	(8,382)	—	—	30,782
JPMorgan Chase	10,688	(6,600)	—	—	4,088
Morgan Stanley	191	—	—	—	191
Standard Chartered Bank	64,707	(1,378)	—	—	63,329
UBS AG	21,479	(2,449)	—	—	19,030
Total	$155,272	$(29,429)	$—	$—	$125,843
Total Return Fund:
Bank of America	$20,693	$(20,693)	$—	$—	$—
Barclays Bank PLC	98,939	(98,939)	—	—	—
Credit Suisse	84,647	(18,827)	—	—	65,820
Goldman Sachs	35,384	(35,384)	—	—	—
JPMorgan Chase	67,894	(16,781)	—	(51,113)	—
Morgan Stanley	138,217	(138,217)	—	—	—
Standard Chartered Bank	248,366	(149,183)	—	—	99,183
UBS AG	246,125	(246,125)	—	—	—
Total	$940,265	$(724,149)	$—	$(51,113)	$165,003
Global High Yield Bond Fund:
Credit Suisse	$62,626	$—	$—	$—	$62,626
Morgan Stanley	15,206	(51)	—	—	15,155
UBS AG	8,092	(8,092)	—	—	—
Total	$85,924	$(8,143)	$—	$—	$77,781
Global High Income Bond Fund:
UBS AG	$13,559	$(13,559)	$—	$—	$—
Total	$13,559	$(13,559)	$—	$—	$—
Euro High Yield Bond Fund:
Societe Generale	$188	$(188)	$—	$—	$—
Total	$188	$(188)	$—	$—	$—
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Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

The following table represents each Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting arrangement and net of the related collateral pledged by each Fund as of April 30, 2017:

	Derivative Liabilities	Derivatives	Non-cash
	Subject to a MNA	Available	Collateral	Cash Collateral	Net Amount of
Counterparty	by Counterparty	for Offset	Pledged (a)	Pledged (a)	Derivative Liabilities
Emerging Markets Debt Fund:
Barclays Bank PLC	$51,089	$(8,425)	$ —	$—	$42,664
Credit Suisse	49,490	(2,195)	—	—	47,295
Goldman Sachs	8,382	(8,382)	—	—	—
JPMorgan Chase	6,600	(6,600)	—	—	—
Standard Chartered Bank	1,378	(1,378)	—	—	—
UBS AG	2,449	(2,449)	—	—	—
Total	$119,388	$(29,429)	$ —	$—	$89,959
Total Return Fund:
Bank of America	$25,993	$(20,693)	$ —	$—	$5,300
Barclays Bank PLC	183,921	(98,939)	—	—	84,982
Credit Suisse	18,827	(18,827)	—	—	—
Goldman Sachs	93,151	(35,384)	—	(10,000)	47,767
JPMorgan Chase	16,781	(16,781)	—	—	—
Morgan Stanley	252,591	(138,217)	—	(114,374)	—
Standard Chartered Bank	149,183	(149,183)	—	—	—
UBS AG	303,591	(246,125)	—	(57,466)	—
Total	$1,044,038	$(724,149)	$ —	$(181,840)	$138,049
Global High Yield Bond Fund:
Bank of America	$11,422	$—	$ —	$—	$11,422
Morgan Stanley	51	(51)	—	—	—
UBS AG	78,573	(8,092)	—	—	70,481
Total	$90,046	$(8,143)	$ —	$—	$81,903
Global High Income Bond Fund:
Bank of America	$22,344	$—	$ —	$—	$22,344
UBS AG	106,566	(13,559)	—	—	93,007
Total	$128,910	$(13,559)	$ —	$—	$115,351
Euro High Yield Bond Fund:
Royal Bank of Canada	$772,340	$—	$ —	$(440,000)	$332,340
Societe Generale	55,200	(188)	—	—	55,012
Total	$827,540	$(188)	$ —	$(440,000)	$387,352

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Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

Pursuant to each Fund’s ISDA Master Agreement for trading over-the-counter derivatives (“ISDA”), each Fund must notify counterparties if its net asset value declines below a predetermined level over specified periods. In the event a Fund’s net asset value declines below one of the predetermined levels, the decline may trigger an Additional Termination Event under the ISDA (“NAV Decline Trigger Event”) whereby each counterparty would have the right to declare an Early Termination Date, terminate the ISDA, and close-out all outstanding derivatives positions according to the close-out procedures of the ISDA. Pursuant to the terms of the ISDA, following a NAV Decline Trigger Event, counterparties may agree to waive their right to declare an Early Termination Date and thereby waive their right to terminate the ISDA and close-out any outstanding derivatives positions.

In addition to the provisions relating to Additional Termination Events, under the terms of the Credit Support Annex to the ISDA, parties to an ISDA are required to post collateral to the other party if any of their derivatives positions are in a position of net liability. If either party fails to post required collateral and such failure is not remedied following subsequent notice, the failure to post collateral may be an Additional Termination Event and the other party may declare an Early Termination Event, terminate the ISDA, and close out any outstanding derivatives position. As of April 30, 2017, for derivatives positions where the Funds were in a position of net liability, the balance of any collateral posted is included in the Statement of Assets and Liabilities.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the applicable series within the Trust in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Distributions to Shareholders:

Dividends to shareholders from net investment income, if any, are declared and distributed monthly in the case of the Funds except for the Frontier Markets Fund, Asia ex-Japan Smaller Companies Equity Fund and Global Equity Volatility Focused Fund, which distribute annually. Distributions from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

Federal Income Taxes:

Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code (the “Code”), as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required for the Funds, although shareholders may be taxed on distributions they receive.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken. Management’s conclusions may be subject to future review based on changes in, or interpretation of, accounting standards or tax laws and regulations.

Recent Accounting Pronouncements:

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the Funds’ financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

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Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

3. Investment Valuation Summary

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Funds’ investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1—quoted prices in active markets for identical assets

●	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

●	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Bonds and other fixed income securities (other than short-term obligations) are valued at the evaluated bid price, as of the time net asset value is determined, supplied by an approved independent pricing service, based upon market transactions for normal, institutional-size trading units of similar securities, as well as yield, quality, coupon rate, maturity, callability or prepayment option, type and size of issue, trading characteristics and other market data, without exclusive reliance on quoted prices on an exchange or over-the-counter prices. Because quoted prices on exchanges or over-the-counter prices are believed to reflect more accurately the fair value of such securities, matrix valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange (except the NASDAQ Stock Market), or in the absence of recorded sales, at the readily available closing bid price on such exchanges. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price on the date of valuation. Domestic equity securities that are not traded on an exchange are valued at the quoted bid price in the over-the-counter market. These securities are typically categorized as Level 1 in the fair value hierarchy.

Exchange traded, foreign equity securities are valued in the appropriate currency on the last quoted sale price, or in the absence of recorded sales, at the readily available closing bid price on such exchange. If no sale is available because the country is on holiday the previous day’s last quoted sales price would be utilized. Foreign equity securities that are not exchange-traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market. These securities are typically categorized as Level 1 in the fair value hierarchy. Foreign equity securities that are not exchange traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market and are typically categorized as Level 2 in the fair value hierarchy.

Rights and warrants are valued at the last sales price on a national securities exchange. If these instruments are not scheduled to trade for a certain period they are generally valued intrinsically based on the terms of the issuance and the price of the underlying security. The time value of the warrants may also be considered by the Advisor. These instruments are typically categorized as Level 1 in the fair value hierarchy unless intrinsic value is used then would be categorized as Level 2 in the fair value hierarchy.

P-notes are valued by taking the last sales price of the underlying security on its primary exchange. In the absence of a recorded sale on the underlying security the readily available closing bid price on such exchange will be used. If no sale is available because the country is on holiday the previous day’s last quoted sales price would be utilized. All local prices will be converted to U.S. dollars using the foreign currency exchange rate as of the close of regular trading on the New York Stock Exchange. These instruments are typically categorized as Level 2 in the fair value hierarchy.

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Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Exchange traded futures contracts are valued at their settlement price on the exchange on which they are traded and are typically categorized as Level 1 in the fair value hierarchy. Exchange traded options contracts are valued at the closing price or last sale price on the primary instrument for that option as recorded by an approved pricing service and are typically categorized as Level 1 in the fair value hierarchy.

Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the prevailing forward rates and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange, as provided by an approved pricing service, and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps and certain options, are generally valued by using a valuation provided by an approved independent pricing service and are typically categorized as Level 2 in the fair value hierarchy.

Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Trust’s Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters, and armed conflicts. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s net asset value (“NAV”) that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds’ NAV is calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When a Fund uses such a valuation model, the value assigned to the Fund’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges and are typically categorized as Level 2 in the fair value hierarchy. The valuation of these securities may represent a transfer between Levels 1 and 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the Funds to a significant extent.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust’s policy is to disclose transfers between fair value hierarchy levels based on valuations at the end of the reporting period. There were no transfers between Level 1 and Level 2 during the period ended April 30, 2017.

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Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

The following is a summary of the valuation inputs used as of April 30, 2017 in valuing the Funds’ investments based upon the three levels defined above. The breakdown of country descriptions is disclosed in the Schedule of Portfolio Investments for each Fund:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Emerging Markets Debt Fund
Investment Securities:
Foreign Bonds	—	25,494,965	—	25,494,965
Yankee Dollars	—	26,235,237	—	26,235,237
Corporate Bond	—	24,386	—	24,386
Investment Company	1,142,989	—	—	1,142,989
U.S. Treasury Obligations	—	379,400	—	379,400
Total Investment Securities	1,142,989	52,133,988	—	53,276,977
Other Financial Instruments: (a)
Credit Default Swaps	—	(57,117)	—	(57,117)
Forward Currency Contracts	—	93,001	—	93,001
Total Investments	1,142,989	52,169,872	—	53,312,861

Frontier Markets Fund
Investment Securities:
Common Stocks	34,487,228	—	—	34,487,228
Convertible Corporate Bond	—	105,829	—	105,829
Participatory Notes	—	3,458,071	—	3,458,071
Private Placements	1,356,561	—	—	1,356,561
Investment Company	676,733	—	—	676,733
Total Investment Securities	36,520,522	3,563,900	—	40,084,422

Total Return Fund
Investment Securities:
Foreign Bonds	—	2,798,921	—	2,798,921
Yankee Dollars	—	13,463,301	—	13,463,301
Investment Company	680,204	—	—	680,204
Total Investment Securities	680,204	16,262,222	—	16,942,426
Other Financial Instruments: (a)
Futures Contracts	1,916	—	—	1,916
Interest Rate Swaps	—	43,539	—	43,539
Credit Default Swaps	—	107,587	—	107,587
Written Call Option	—	(1,400)	—	(1,400)
Forward Currency Contracts	—	(254,899)	—	(254,899)
Total Investments	682,120	16,157,049	—	16,839,169

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Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Asia ex-Japan Smaller Companies Equity Fund
Investment Securities:
Common Stocks	11,005,428	—	—	11,005,428
Exchange-Traded Funds	1,246,666	—	—	1,246,666
Investment Company	21,259	—	—	21,259
Total Investment Securities	12,273,353	—	—	12,273,353

Global High Yield Bond Fund
Investment Securities:
Foreign Bonds	—	4,191,555	—	4,191,555
Yankee Dollars	—	6,991,385	—	6,991,385
Corporate Bonds	—	14,595,495	—	14,595,495
Exchange Traded Fund	403,430	—	—	403,430
Investment Companies	2,456,792	—	—	2,456,792
Total Investment Securities	2,860,222	25,778,435	—	28,638,657
Other Financial Instruments: (a)
Credit Default Swaps	—	(10,365)	—	(10,365)
Centrally Cleared Credit Default Swaps	—	77,832	—	77,832
Forward Currency Contracts	—	(71,589)	—	(71,589)
Total Investments	2,860,222	25,774,313	—	28,634,535

Global High Income Bond Fund
Investment Securities:
Foreign Bonds	—	5,946,546	—	5,946,546
Yankee Dollars	—	9,043,894	—	9,043,894
Corporate Bonds	—	10,382,337	—	10,382,337
Exchange Traded Fund	158,031	—	—	158,031
Investment Companies	1,132,233	—	—	1,132,233
U.S. Treasury Obligations	—	276,808	—	276,808
Total Investment Securities	1,290,264	25,649,585	—	26,939,849
Other Financial Instruments: (a)
Credit Default Swaps	—	(20,544)	—	(20,544)
Forward Currency Contracts	—	(94,807)	—	(94,807)
Total Investments	1,290,264	25,534,234	—	26,824,498

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Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Global Equity Volatility Focused Fund
Investment Securities:
Common Stocks	10,899,658	–	–	10,899,658
Investment Company	217,058	–	–	217,058
Total Investment Securities	11,116,716	–	–	11,116,716

Euro High Yield Bond Fund
Investment Securities:
Foreign Bonds	–	26,119,057	–	26,119,057
Yankee Dollar	–	209,682	–	209,682
Investment Company	3,557	–	–	3,557
Total Investment Securities	3,557	26,328,739	–	26,332,296
Other Financial Instruments: (a)
Forward Currency Contracts	–	(827,352)	–	(827,352)
Total Investments	3,557	25,501,387	–	25,504,944
____________________

(a)	Other financial instruments would include any derivative instruments, such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation/(depreciation) on the instrument and options and swap agreements, which are valued at fair value.

4 Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Contract. For its services in this capacity, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on the average daily net assets of each respective Fund, at annual rate of:

Fund	Fee Rate(%)
Emerging Markets Debt Fund	0.50
Frontier Markets Fund	1.25
Total Return Fund	0.85
Asia ex-Japan Smaller Companies Equity Fund	1.00
Global High Yield Bond Fund	0.65
Global High Income Bond Fund	0.65
Global Equity Volatility Focused Fund	0.75
Euro High Yield Bond Fund	0.65

HSBC Global Asset Management (UK) Limited (“AMEU”) acts as sub-adviser to the Frontier Markets Fund and the Global Equity Volatility Focused Fund. AMEU receives a fee, accrued daily and paid monthly, based on average daily net assets of the Frontier Market Fund and the Global Equity Volatility Focused Fund at an annual rate of 0.625% and 0.375%, respectively, from the fees paid to the Investment Adviser.

HSBC Global Asset Management (Hong Kong) Limited (“AMHK”) acts as sub-adviser to the Asia ex-Japan Smaller Companies Equity Fund. AMHK receives a fee, accrued daily and paid monthly, based on average daily net assets of the Asia ex-Japan Smaller Companies Equity Fund at an annual rate of 0.50% from the fees paid to the Investment Adviser.

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Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

HSBC Global Asset Management (France) (“AMFR”) acts as sub-adviser to the Euro High Yield Bond Fund. AMFR receives a fee, accrued daily and paid monthly, based on average daily net assets of the Fund at an annual rate of 0.325% from the fees paid to the Investment Adviser.

HSBC also provides support services to the Funds pursuant to a Support Services Agreement. Effective December 15, 2016, for its services in this capacity, HSBC is entitled to a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares, at an annual rate of:

Class A
Fee Rate(%)
Emerging Markets Debt Fund	0.10
Frontier Markets Fund	0.10
Total Return Fund	0.10
Asia ex-Japan Smaller Companies Equity Fund	0.10
Global High Yield Bond Fund	0.10
Global High Income Bond Fund	0.10
Global Equity Volatility Focused Fund	0.10
Euro High Yield Bond Fund	0.10

Prior to December 15, 2016, for its services in this capacity, HSBC was entitled to a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares and Class I Shares, at an annual rate of:

	Class A	Class I
	Fee Rate(%)	Fee Rate(%)
Emerging Markets Debt Fund	0.20	0.10
Frontier Markets Fund	0.20	0.10
Total Return Fund	0.20	0.10
Asia ex-Japan Smaller Companies Equity Fund	0.20	0.10
Global High Yield Bond Fund	0.10	—
Global High Income Bond Fund	0.10	—
Global Equity Volatility Focused Fund	0.10	—
Euro High Yield Bond Fund	0.10	—

Through December 14, 2016, HSBC agreed to waive its Support Services Fees for the Class I Shares of the Emerging Markets Debt Fund, Frontier Markets Fund, Total Return Fund and Asia ex-Japan Smaller Companies Equity Fund. HSBC also voluntarily agreed to waive 0.10% of its Support Services Fee for the Class A Shares of those Funds.

Administration:

HSBC also serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0400
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0265
In excess of $50 billion	0.0245

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trust. For the period ended April 30, 2017, the effective annualized rate was 0.04%, prior to any fee waivers or expense reimbursements, based on the average daily net assets of the Trust. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trust, subject to certain allocations in cases where one fund invests some or all of its assets in another.

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Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s Sub-Administrator, subject to the general supervision by the Trust’s Board of Trustees (the “Board”) and HSBC. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

Under a Compliance Services Agreement between the Trust and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trust’s Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trust paid Citi $156,417 for the period ended April 30, 2017, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust, on behalf of certain Funds, has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25% of the average daily net assets of Class A Shares (currently not being charged). For the period ended April 30, 2017, Foreside, as Distributor, also received $3,897 in commissions from sales of the Trust, of which $3 were reallocated to HSBC-affiliated brokers and dealers.

Shareholder Servicing:

The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of Class A Shares. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.50% annually of each Fund’s average daily net assets of Class A Shares.

The Trust has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Funds will pay all or a portion of such fees earned to financial intermediaries for performing such services.

Fund Accounting and Transfer Agency:

Citi provides fund accounting services for each Fund. As fund accountant, Citi receives an annual fee per Fund and share class, subject to certain minimums and reimbursements of certain expenses. Citi receives additional fees paid by the Trust for regulatory administration services. Boston Financial Data Services, Inc. ("BFDS") provides transfer agency services for each Fund. As transfer agent, BFDS receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, and reimbursement of certain expenses.

Independent Trustees:

The Trust pays an annual retainer to each Independent Trustee, plus additional annual retainers to each Committee Chair and the Chairman of the Board. The Independent Trustees also receive a fee for each regular, special in-person, and telephonic meeting of the Board of Trustees attended. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Trust and are presented in the Statements of Operations.

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Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

Fee Reductions:

The Investment Adviser has agreed to contractually limit through March 1, 2018, (the total annual expenses, exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and estimated indirect expenses attributable to the Funds’ investments in investment companies, of the Funds. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Contractual
Fund	Class	Expense Limitations(%)
Emerging Markets Debt Fund	A	0.85
Emerging Markets Debt Fund	I	0.50
Frontier Markets Fund	A	2.20
Frontier Markets Fund	I	1.85
Total Return Fund	A	1.60
Total Return Fund	I	1.25
Asia ex-Japan Smaller Companies Equity Fund	A	1.75
Asia ex-Japan Smaller Companies Equity Fund	I	1.40
Global High Yield Bond Fund	A	1.15
Global High Yield Bond Fund	I	0.80
Global High Income Bond Fund	A	1.15
Global High Income Bond Fund	I	0.80
Global Equity Volatility Focused Fund	A	1.30
Global Equity Volatility Focused Fund	I	0.95
Euro High Yield Bond Fund	A	1.05
Euro High Yield Bond Fund	I	0.80

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the period ended April 30, 2017, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of April 30, 2017, the repayments that may potentially be made by the Funds are as follows:

	2020($)	2019($)	2018($)	2017($)	Total($)
Emerging Markets Debt Fund	112,066	224,310	144,542	133,012	613,930
Frontier Markets Fund	178,354	246,274	24,057	68,988	517,673
Total Return Fund	143,548	342,401	—	—	485,949
Asia ex-Japan Smaller Companies
Equity Fund	121,825	223,130	195,564	—	540,519
Global High Yield Bond Fund	93,819	195,535	61,706	—	351,060
Global High Income Bond Fund	102,424	205,446	59,476	—	367,346
Global Equity Volatility Focused Fund	69,764	146,695	—	—	216,459
Euro High Yield Bond Fund	79,470	148,899	—	—	228,369
____________________

*	The year listed above the amounts is the fiscal year ending in which the amounts will no longer be able to be recouped.

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Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi as Sub-Administrator are reported separately on the Statements of Operations, as applicable.

Other:

The Funds may purchase securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser. For the period ended April 30, 2017, the Funds purchased the following amounts of such securities:

Purchases($)
Emerging Markets Debt Fund	1,715,000
Total Return Fund	390,000
Global High Yield Bond Fund	334,000
Global High Income Bond Fund	815,000

The Funds may use related party broker-dealers. For the period-ended April 30, 2017, there were no brokerage commissions paid to broker-dealers affiliated with the Adviser.

The Adviser and its affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Funds invest.

5. Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2017 were as follows:

	Purchases($)	Sales($)
Emerging Markets Debt Fund	20,814,679	3,543,144
Frontier Markets Fund	4,302,544	18,297,498
Total Return Fund	17,066,884	37,531,200
Asia ex-Japan Smaller Companies Equity Fund	6,413,039	6,535,147
Global High Yield Bond Fund	8,703,354	5,747,115
Global High Income Bond Fund	4,739,759	3,661,738
Global Equity Volatility Focused Fund	3,616,091	3,737,852
Euro High Yield Bond Fund	2,440,978	1,316,069

For the period ended April 30, 2017, purchases and sales of long-term U.S. government securities were as follows:

	Purchases($)	Sales($)
Emerging Markets Debt Fund	316,677	517,334
Total Return Fund	886,202	4,424,954
Global High Income Bond Fund	1,189,739	1,103,230

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Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

6. Investment Risks:

Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities. Foreign securities, including those of emerging and frontier market issuers, are subject to additional risks, including international trade, political and regulatory risks.

Emerging Markets Risk: The prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have in an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Frontier Market Countries Risk: Frontier market countries generally have smaller economies and even less developed capital markets or legal and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade and the relatively new and unsettled securities laws in many frontier market countries.

High-Yield Securities Risk: Investments in high-yield securities (commonly referred to as “junk bonds”) are considered speculative investments and have significantly higher credit risk than investment-grade securities and tend to be less liquid than higher rated securities. The prices of high-yield securities, which may be more volatile than higher rated securities of similar maturity, may be more vulnerable to adverse market, economic, social or political conditions.

Interest Rate Risk: Fluctuations in interest rates may affect the yield, liquidity and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments will fall. The risks associated with rising interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future, with unpredictable effects on the markets and a Fund’s investments.

Derivatives Risk: The term “derivatives” covers a broad range of investments, including swaps, futures, options and currency forwards. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by a Fund. The success of Fund’s derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, index or rate. Certain derivative positions may be difficult to close out when a Fund’s portfolio manager may believe it would be appropriate to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

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Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

Swap Risk: The use of swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument (or index), and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements may also subject a Fund to the risk that the counterparty to the transaction may not meet its obligations, causing the Fund’s value to decrease. Swap agreements may also be considered illiquid.

Concentration of Market Risk: The Total Return Fund’s investment concentration in Brazilian securities and related derivatives may carry certain risks not ordinarily associated with investments that are less concentrated in a specific region or issuer. The risks include future political and economic developments that may adversely affect the value of the Fund’s securities and related derivatives.

7. Federal Income Tax Information:

At April 30, 2017, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Emerging Markets Debt Fund	53,625,458	923,459	(1,271,940)	(348,481)
Frontier Markets Fund	37,450,435	7,429,501	(4,795,514)	2,633,987
Total Return Fund	16,787,319	334,625	(179,518)	155,107
Asia ex-Japan Smaller
Companies Equity Fund	10,725,320	1,918,440	(370,407)	1,548,033
Global High Yield Bond Fund	27,880,870	888,503	(130,716)	757,787
Global High Income Bond Fund	26,267,298	791,446	(118,895)	672,551
Global Equity Volatility Focused Fund	10,292,017	961,899	(137,200)	824,699
Euro High Yield Bond Fund	24,605,939	1,826,207	(99,850)	1,726,357
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

The tax character of dividends paid by the Funds as of the tax year ended October 31, 2016, was as follows:

	Dividends paid from
	Ordinary	Net Long Term	Total Taxable	Return of	Total Dividends
	Income ($)	Capital Gains ($)	Dividends ($)	Capital ($)	Paid ($)(1)
Emerging Markets Debt Fund	649,534	—	649,534	—	649,534
Emerging Markets Local Debt Fund	197,306	—	197,306	72,063	269,369
Frontier Markets Fund	4,169,551	—	4,169,551	—	4,169,551
Total Return Fund	31,025,925	—	31,025,925	—	31,025,925
Asia ex-Japan Smaller Companies
Equity Fund	171,145	—	171,145	—	171,145
Global High Yield Bond Fund	1,042,737	—	1,042,737	—	1,042,737
Global High Income Bond Fund	723,304	—	723,304	—	723,304
Global Equity Volatility
Focused Fund	28,279		28,279		28,279
Euro High Yield Bond Fund	285,844		285,844		285,844

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Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

As of the tax year ended October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

			Undistributed			Accumulated		Total
	Undistributed	Undistributed	Long Term			Capital and	Unrealized	Accumulated
	Ordinary	Tax Exempt	Capital	Accumulated	Dividends	Other	Appreciation/	Earnings/
	Income ($)	Income ($)	Gains ($)	Earnings ($)	Payable ($)*	Losses ($)	(Depreciation) ($)	(Deficit) ($)
Emerging Markets Debt Fund	53,823	—	—	53,823	(384)	(276,346)	93,990	(128,917)
Emerging Markets Local
Debt Fund	—	—	—	—	—	(1,490,745)	(1,093,584)	(2,584,329)
Frontier Markets Fund	983,526	—	—	983,526	—	(29,072,864)	(3,424,350)	(31,513,688)
Total Return Fund	—	—	—	—	—	(10,692,002)	251,238	(10,440,764)
Asia ex-Japan Smaller Companies
Equity Fund	149,731	—	—	149,731	—	(62,641)	984,155	1,071,245
Global High Yield Bond Fund	280,738			280,738	(16,077)	(537,262)	308,998	36,397
Global High Income Bond Fund	282,980			282,980	(11,976)	(160,569)	624,153	734,588
Global Equity Volatility
Focused Fund	152,883			152,883		(338,641)	279,819	94,061
Euro High Yield Bond Fund	379,642	—	—	379,642	(15,068)	—	1,986,022	2,350,596
____________________

*	Dividends payable may differ form the amounts reported in the Statements of Assets and Liabilities because dividends payable on a tax basis include those dividends that will be reinvested.

As of the tax year ended October 31, 2016, the Funds have net capital loss carryforwards (“CLCFs”) not subject to expiration as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short Term	Long Term
	Amount ($)	Amount ($)	Total ($)
Emerging Markets Debt Fund	—	276,346	276,346
Emerging Markets Local Debt Fund	722,150	768,595	1,490,745
Frontier Markets Fund	8,682,684	20,390,180	29,072,864
Total Return Fund	6,974,401	3,717,601	10,692,002
Asia ex-Japan Smaller Companies Equity Fund	62,641	—	62,641
Global High Yield Bond Fund	493,235	44,027	537,262
Global High Income Bond Fund	160,569	—	160,569
Global Equity Volatility Focused Fund	338,641	—	338,641

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the tax year ended October 31, 2016, the Funds had no deferred losses.

The amount and character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., certain gain/loss, differing treatment on certain swap agreements, and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash losses and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

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Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

8. Significant Shareholders:

Shareholders, including other funds, individuals, and accounts, as well as the Fund’s investment manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following list includes the Funds which had individual shareholder accounts with ownership of voting securities greater than 10% of the total outstanding voting securities but less than 25% and/or accounts with ownership of voting securities greater than 25% of the total outstanding voting securities. Significant transactions by these shareholder accounts may negatively impact the Funds’ performance.

	Number of shareholders	Number of shareholders
	with ownership of voting	with ownership of
	securities of the Fund	voting securities
	greater than 10% and	of the Fund greater
	less than 25% of the	than 25% of the total
	total Fund's outstanding	Fund's outstanding
Fund	voting securities	voting securities
Emerging Markets Debt Fund	—	1
Frontier Markets Fund	1	1
Total Return Fund	1	1
Asia ex-Japan Smaller Companies Equity Fund	—	1
Global High Yield Bond Fund	—	1
Global High Income Bond Fund	—	1
Global Equity Volatility Focused Fund	—	1
Euro High Yield Bond Fund	—	1

9. Business Combinations:

In March 2017, the Board of the Trust approved HSBC’s proposal to merge HSBC Emerging Markets Local Debt Fund (the “Target Fund”) into HSBC Emerging Markets Debt Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization was approved by the Board on March 8-9, 2017. The purpose of the transaction was to respond to the potential impact on investment flows from the Funds as a result of the U.S. Department of Labor’s recently adopted rule that imposes new requirements on certain financial intermediaries and retirement plan participants and to offer investors a portfolio with a more balanced mix of U.S. dollar-denominated and local currency-denominated emerging markets debt investments. The transaction was effective after the close of business on April 7, 2017. The Acquiring Fund acquired all of the assets and assumed all of the liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on April 7, 2017. The investment portfolio of the Target Fund, with a fair value of approximately $26,391,155 and identified cost of approximately $27,290,437 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

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Notes to Financial Statements—as of April 30, 2017 (Unaudited) (continued)

The following is a summary of Shares Outstanding, Net Assets, NAV and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

				Net
			Net Asset	Unrealized
	Shares		Value	Appreciation
	Outstanding	Net Assets	Per Share	(Depreciation)*
Target Fund
Emerging Markets Local Debt Fund
Class A	155,275	$1,104,162	$7.11	$(892,113)
Class I	6,876,517	49,003,085	7.13
Acquiring Fund
Emerging Markets Debt Fund
Class A	39,339	$401,675	$10.21	$164,414
Class I	944,593	9,597,020	10.16
Post Reorganization
Emerging Markets Debt Fund
Class A	147,486	$1,505,837	$10.21	$(727,699)
Class I	5,768,139	58,600,105	10.16
____________________

*	Includes translation of balances held in foreign currencies to U.S. dollars.

Expenses related to reorganization were incurred by the Adviser. Expenses incurred by the Funds in the ordinary course during the Reorganization continue to be treated as a Fund expense in accordance with the Funds’ advisory contracts.

Assuming the reorganization had been completed on November 1, 2016, the beginning of the annual reporting period, the pro forma results of operations of the Acquiring Fund, post reorganization for the six months ended April 30, 2017, are as follows:

Net investment income (loss)	$832,778
Net realized/unrealized gains (losses)	283,122
Change in net assets resulting from operations	$1,115,900

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statements of Operations of the Acquiring Fund, post reorganization since April 7, 2017.

10. Subsequent Events:

On February 3, 2017, Lovell Minnick Partners announced that it had signed a definitive agreement to acquire a majority interest in Foreside Financial Group, LLC, the indirect parent of Foreside. On May 31, 2017, Foreside announced that its acquisition by Lovell Minnick Partners was completed. The services provided by Foreside, and the fees charged for such services, are not expected to change as a result of the acquisition.

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no adjustments or additional disclosures were required to the financial statements as of April 30, 2017.

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Investment Adviser Contract Approval (Unaudited)

Investment Adviser Contract Approval1

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not “interested persons” of the fund or the investment adviser, as defined in the 1940 Act (the “Independent Trustees”), review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Board of Trustees (the “Board”) of HSBC Funds (the “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trust (each, a “Fund”) and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

Annual Continuation of Advisory and Sub-Advisory Agreements

The Independent Trustees met separately on October 21, 2016 (in person), and the Board met on December 15, 2016 (in person) (each, a “Meeting,” and together, the “Meetings”) to consider, among other matters, the approval of the continuation of the: (i) Investment Advisory Contract and related Supplements (“Advisory Contracts”) between the Trust and the Adviser and (ii) Sub-Advisory Agreements (“Sub-Advisory Contracts” and, together with the Advisory Contracts, the “Agreements”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) on behalf of one or more of the Funds.

Prior to the meetings, the Independent Trustees requested, received and reviewed information to help them evaluate the terms of the Agreements. This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance, including comparative data provided by Strategic Insight; (iv) trading practices of the Adviser and Sub-Advisers; (v) fees received or to be received by the Adviser and Sub-Advisers, including comparison with the advisory fees paid by other similar funds based on materials provided by Strategic Insight; (vi) total expense ratios, including in comparison with the total expense ratios of other similar funds provided by Strategic Insight; (vii) the profitability of the Adviser and certain of the Sub-Advisers; (viii) compliance-related matters pertaining to the Adviser and Sub-Advisers; (ix) regulatory developments, including rulemaking initiatives of the U.S. Securities and Exchange Commission (“SEC”); and (x) other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements.

The Independent Trustees were separately advised by independent counsel throughout the process, and met with independent counsel in periodic executive and private sessions at which no representatives of management were present, including during the October 21, 2016 meeting. Prior to voting to continue the Agreements, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements.

The Board, including the Independent Trustees, considered and reviewed, among other things: (i) the information provided in advance of the meetings; (ii) the Funds’ investment advisory arrangements and expense limitation agreements with the Adviser; (iii) the Trust’s arrangements with the unaffiliated sub-adviser to the Trust, Westfield Capital Management Company, LP (“Westfield”); (iv) the Trust’s arrangements with the affiliated sub-advisers to the Trust, HSBC Global Asset Management (UK) Limited, HSBC Global Asset Management (France) Limited and HSBC Global Asset Management (Hong Kong) Limited; (v) the fees paid to the Adviser pursuant to the Trust’s agreements with the Adviser for the provision of various non-advisory services, including the Administration Agreement, Support Services Agreement and Operational Support Services Agreement and the terms and purpose of these agreements and comparative information about services and fees of other peer funds; (vi) regulatory considerations; (vii) the Adviser’s Multimanager function and the level of oversight services provided to the HSBC Opportunity Portfolio; (viii) the Adviser’s advisory services with respect to the Funds that are money market funds (“Money Market Funds”); (ix) the Adviser’s profitability and direct and indirect expenses; and (x) additional information provided by the Adviser at the request of the Board, following the October 21, 2016 Board meeting.

____________________

1	The HSBC Euro High Yield Bond Fund (USD Hedged) recently commenced operations and, therefore, the Agreement with respect to this Fund was not up for renewal.

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Investment Adviser Contract Approval (Unaudited) (continued)

In addition, the Board took into consideration its overall experience with the Adviser and the Sub-Advisers, and its experience with them during the prior year, as well as information contained in the various written and oral reports provided to the Board, including but not limited to quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from portfolio managers, product managers and other senior employees of the Adviser and certain of the Sub-Advisers. As a result of this process, at the in-person meeting held on December 15, 2016, the Board unanimously agreed to approve the continuation of the Agreements with respect to each Fund. The Board reviewed materials and made their respective determinations based on a Fund-by-Fund basis.

Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Board, including the Independent Trustees, examined the nature, quality and extent of the investment advisory services provided (or to be provided) by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel.

The Board, including the Independent Trustees, also considered: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the assets of the HSBC Family of Funds; (iv) the Adviser’s ongoing commitment to implement rulemaking initiatives of the SEC, including the SEC’s new liquidity risk management and data modernization rules and rule amendments; (iv) the business strategy of the Adviser and its parent company and their financial and other resources that are committed to the Funds’ business; and (v) the capabilities and performance of the Adviser’s portfolio management teams and other personnel.

With respect to the Money Market Funds, the Board also considered the additional yield support, in the form of additional expense reductions, provided by the Adviser and its affiliates to maintain a competitive yield for the Money Market Funds, and noted the impact of these subsidies and waivers had on the profitability of the Adviser. In addition, the Board considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives.

The Board, including the Independent Trustees, also examined the nature, quality and extent of the services that the Sub-Advisers provide (or will provide) to their respective Funds. In this regard, the Board considered the investment performance, as described below, and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, their experience, and the quality of their compliance programs, among other factors.

Based on these considerations, the Board, including the Independent Trustees, concluded that the nature, quality and extent of the services provided by the Adviser and Sub-Advisers supported continuance of the Agreements.

Investment Performance of the Funds, Adviser and Sub-Advisers. The Board, including the Independent Trustees, considered the investment performance of each Fund (except the HSBC Economic Scale Index Emerging Markets Equity Fund, which had not commenced investment operations at the time of the Meetings) over various periods of time, as compared to one another as well as to comparable peer funds, one or more benchmark indices and other accounts managed by the Adviser and Sub-Advisers.

In the context of the Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund and Income Strategy Fund (the “World Selection Funds”), the Board considered the relationship between the targeted risk, or volatility, levels of the Funds and their performance, as well as the difficulties in identifying an appropriate peer group against which to compare these Funds in light of their targeted risk levels.

In the context of the HSBC Opportunity Portfolio, the Board discussed Fund expenses, including the sub-advisory fees paid to Westfield, and recent performance and volatility information.

In the context of the HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund, HSBC Frontier Markets Fund, HSBC Total Return Fund, HSBC Asia ex-Japan Smaller Companies Equity Fund, HSBC Global Equity Volatility Focused Fund, HSBC Global High Yield Bond Fund, and HSBC Global High Income Bond Fund, the Board evaluated each Fund’s performance against the comparative data provided by Strategic Insight. The Independent Trustees also considered the Adviser’s commentary on this comparative data.

The Board also considered each Fund’s current expense ratios compared to its peers, and the current asset size of each Fund.

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Investment Adviser Contract Approval (Unaudited) (continued)

For the Money Market Funds, the Board considered the additional yield support that the Adviser had provided in order for the Money Market Funds to maintain positive yield and performance, and that the returns of the Funds were similar to their competitors.

The Board, including the Independent Trustees, considered the Adviser’s commitment to continue to evaluate and undertake actions to help generate competitive investment performance. The Board, including the Independent Trustees, concluded that under the circumstances, the investment performance of each Fund was such that each Agreement should continue.

Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Board, including the Independent Trustees, considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Board considered the Adviser’s profitability and costs, including, but not limited to, an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Board also considered the contractual advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Strategic Insight. The Board determined that, although some competitors had lower fees than the Funds, in general, the Fund’s advisory fees were reasonable in light of the nature and quality of services provided, noting the resources, expertise and experience provided to the Funds by the Adviser and Sub-Advisers.

The Board also considered information comparing the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser.

The Board further considered the costs of the services provided by the Sub-Advisers, as available; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. In the context of the HSBC Opportunity Portfolio, the Board considered the sub-advisory fee structures, and any applicable breakpoints. In addition, the Board discussed the distinction between the services provided by the Adviser to HSBC Funds with sub-advisers pursuant to the Advisory Contracts and the services provided by the sub-advisers pursuant to the Sub-Advisory Contracts. The Board also considered information on profitability where provided by the Sub-Advisers.

The Board, including the Independent Trustees, concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were reasonable in light of the factors set forth above.

Other Relevant Considerations. The Board, including the Independent Trustees, also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Board also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds and noted the Adviser’s entrepreneurial commitment to the Funds. In addition, the Board considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

In approving the renewal of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Funds. The Board evaluated all information available to them on a Fund-by-Fund basis, and their decisions were made separately with respect to each Fund. In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the meeting (including a separate unanimous vote of the Independent Trustees present in person at the meeting) approved the continuation of each Agreement.

HSBC FAMILY OF FUNDS       119

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of April 30, 2017 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2016 through April 30, 2017.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/16	4/30/17	11/1/16 - 4/30/17	11/1/16 - 4/30/17
Emerging Markets Debt Fund	Class A	$1,000.00	$1,027.20	$ 4.27	0.85%
	Class I	1,000.00	1,028.80	2.52	0.50%

Frontier Markets Fund	Class A	1,000.00	1,102.50	11.47	2.20%
	Class I	1,000.00	1,103.90	9.65	1.85%

Total Return Fund	Class A	1,000.00	1,009.00	7.87	1.58%
	Class I	1,000.00	1,011.00	6.18	1.24%

Asia ex-Japan Smaller Companies
Equity Fund	Class A	1,000.00	1,097.70	9.10	1.75%
	Class I	1,000.00	1,099.30	7.29	1.40%

HSBC Global High Yield Bond Fund	Class A	1,000.00	1,043.00	5.83	1.15%
	Class I	1,000.00	1,044.60	4.06	0.80%

HSBC Global High Income Bond Fund	Class A	1,000.00	1,021.20	5.76	1.15%
	Class I	1,000.00	1,023.60	4.01	0.80%

HSBC Euro High Yield Bond Fund	Class A	1,000.00	1,033.10	5.29	1.05%
	Class I	1,000.00	1,035.50	4.04	0.80%

HSBC Global Equity Volatility Focused Fund	Class A	1,000.00	1,102.40	6.78	1.30%
	Class I	1,000.00	1,104.90	4.96	0.95%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund's annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

120       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of April 30, 2017 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/16	4/30/17	11/1/16 - 4/30/17	11/1/16 - 4/30/17
Emerging Markets Debt Fund	Class A	$1,000.00	$1,020.58	$ 4.26	0.85%
	Class I	1,000.00	1,022.32	2.51	0.50%

Frontier Markets Fund	Class A	1,000.00	1,013.88	10.99	2.20%
	Class I	1,000.00	1,015.62	9.25	1.85%

Total Return Fund	Class A	1,000.00	1,016.96	7.90	1.58%
	Class I	1,000.00	1,018.65	6.21	1.24%

Asia ex-Japan Smaller Companies
Equity Fund	Class A	1,000.00	1,016.12	8.75	1.75%
	Class I	1,000.00	1,017.85	7.00	1.40%

HSBC Global High Yield Bond Fund	Class A	1,000.00	1,019.09	5.76	1.15%
	Class I	1,000.00	1,020.83	4.01	0.80%

HSBC Global High Income Bond Fund	Class A	1,000.00	1,019.09	5.76	1.15%
	Class I	1,000.00	1,020.83	4.01	0.80%

HSBC Euro High Yield Bond Fund	Class A	1,000.00	1,019.59	5.26	1.05%
	Class I	1,000.00	1,020.83	4.01	0.80%

HSBC Global Equity Volatility Focused Fund	Class A	1,000.00	1,018.35	6.51	1.30%
	Class I	1,000.00	1,020.08	4.76	0.95%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund's annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

HSBC FAMILY OF FUNDS       121

Other Information (Unaudited):

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

122       HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

HSBC Frontier Markets Fund
HSBC Global High Income Bond Fund
HSBC Global Equity Volatility Focused Fund
HSBC Global Asset Management (UK) Limited
78 St. James Street
London, United Kingdom, SW1A 1EJ

HSBC Asia ex-Japan Smaller Companies Equity Fund
HSBC Global Asset Management (Hong Kong) Limited
Level 22, HSBC Main Building
1 Queen’s Road Central, Hong Kong

HSBC Global High Yield Bond Fund
HSBC Euro High Yield Bond Fund (USD Hedged)
HSBC Global High Income Bond Fund
HSBC Global Asset Management (France)
4 place de la Pyramide
Immcuble Ile-de-France
92800 Put eaux
La Défence 9, France

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients:
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders:

HSBC Funds
P.O. Box 8106
Boston, MA 02266-8106
1-800-782-8183

TRANSFER AGENT

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

DISTRIBUTOR

Foreside Distribution Services, L.P.
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.emfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-SAR-EM-0617	6/17

Item 2. Code of Ethics.

Not applicable – only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable – only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable – only for annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable – Only effective for annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC Funds

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	May 1, 2018

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	May 1, 2018

By (Signature and Title)	/s/ Allan Shaer
Allan Shaer
Treasurer

Date	May 1, 2018